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                  BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                        NATIONSBANC MORTGAGE CORPORATION,

                                  as Servicer,

                              BANK OF AMERICA, FSB,

                                  as Servicer,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated July 27, 1999

                           -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 1999-8








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                                TABLE OF CONTENTS

                                                                            Page
PRELIMINARY STATEMENT........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the NMC
               Servicer....................................................
Section 2.04  Representations, Warranties and Covenants of the BAFSB
               Servicer....................................................
Section 2.05  Representations, Warranties and Covenants of the BANA
               Servicer....................................................
Section 2.06  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.07  Designation of Interests in the REMIC........................
Section 2.08  Designation of Start-up Day..................................
Section 2.09  REMIC Certificate Maturity Date..............................
Section 2.10  Execution and Delivery of Certificates.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicers to Service Mortgage Loans..........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicers....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicers...................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Accounts; and Certificate Account...........................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Accounts and Certificate Account............................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicers to be Held for the Trustee........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distribution...................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

Section 7.01  Respective Liabilities of the Depositor and the Servicers....
Section 7.02  Merger or Consolidation of the Depositor or a Servicer.......
Section 7.03  Limitation on Liability of the Depositor, the Servicers
               and Others..................................................
Section 7.04  Depositor and Servicers Not to Resign........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of a Servicer and upon Event of Default..................................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  [Reserved]...................................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....
Section 9.19  Year 2000 Compliance.........................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

EXHIBITS

Exhibit A-1 ......-     Form of Face of Class A-1 Certificate
Exhibit A-2 ......-     Form of Face of Class A-2 Certificate
Exhibit A-3 ......-     Form of Face of Class A-3 Certificate
Exhibit A-4 ......-     Form of Face of Class A-4 Certificate
Exhibit A-5 ......-     Form of Face of Class A-5 Certificate
Exhibit A-6 ......-     Form of Face of Class A-6 Certificate
Exhibit A-7 ......-     Form of Face of Class A-7 Certificate
Exhibit A-8 ......-     Form of Face of Class A-8 Certificate
Exhibit A-9 ......-     Form of Face of Class A-9 Certificate
Exhibit A-10......-     Form of Face of Class A-10 Certificate
Exhibit A-11......-     Form of Face of Class A-11 Certificate
Exhibit A-12......-     Form of Face of Class A-12 Certificate
Exhibit A-PO......-     Form of Face of Class A-PO Certificate
Exhibit A-R ......-     Form of Face of Class A-R Certificate
Exhibit B-1 ......-     Form of Face of Class B-1 Certificate
Exhibit B-2 ......-     Form of Face of Class B-2 Certificate
Exhibit B-3 ......-     Form of Face of Class B-3 Certificate
Exhibit B-4 ......-     Form of Face of Class B-4 Certificate
Exhibit B-5 ......-     Form of Face of Class B-5 Certificate
Exhibit B-6 ......-     Form of Face of Class B-6 Certificate
Exhibit C   ......-     Form of Reverse of all Certificates.................C-1
Exhibit D-1 ......-     BAFSB Mortgage Loan Schedule......................D-1-1
Exhibit D-2 ......-     NMC Mortgage Loan Schedule........................D-2-1
Exhibit D-3 ......-     BANA Mortgage Loan Scheduled......................D-3-1
Exhibit E   ......-     Request for Release of Documents....................E-1
Exhibit F   ......-     Form of Certification of Establishment of Account...F-1
Exhibit G-1 ......-     Form of Transferor's Certificate..................G-1-1
Exhibit G-2A......-     Form 1 of Transferee's Certificate...............G-2A-1
Exhibit G-2B......-     Form 2 of Transferee's Certificate...............G-2B-1
Exhibit H.........-     Form of Transferee Representation Letter
            ......-     for ERISA Restricted Certificates...................H-1
Exhibit I   ......-     Form of Affidavit Regarding Transfer of Residual
                         Certificate....................................... I-1
Exhibit J   ......-     Contents of Servicing File..........................J-1
Exhibit K   ......-     Form of Special Servicing Agreement.................K-1

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated July 27, 1999, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), NATIONSBANC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "NMC Servicer"), BANK OF AMERICA, FSB, as servicer (together with its permitted successors and assigns, the "BAFSB Servicer"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "BANA Servicer" and, collectively with the NMC Servicer and the BAFSB Servicer, the "Servicers"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the NMC Servicer, the BAFSB Servicer, the BANA Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular
Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                     Integral
               Initial Class                                         Multiples
               Certificate           Pass-Through     Minimum        in Excess
Classes        Balance               Rate             Denomination   of Minimum
-------        -------               ----             ------------   ----------
Class A-1      $175,000,000.00       6.750%           $1,000            $1
Class A-2      $77,000,000.00        6.750%           $1,000            $1

Class A-3      $13,000,000.00        7.125%           $1,000            $1

Class A-4      $59,745,000.00        6.750%           $1,000            $1

Class A-5      $20,113,000.00        6.750%           $1,000            $1

Class A-6      $15,471,000.00        6.750%           $1,000            $1

Class A-7      $13,648,778.00        6.750%           $1,000            $1

Class A-8      $   722,222.00        (1)              $1,000            $1

Class A-9      $26,158,000.00        6.750%           $1,000            $1

Class A-10     $25,000,000.00        6.750%           $1,000            $1

Class A-11     $49,550,000.00        6.750%           $1,000            $1

Class A-12     $   450,000.00        6.750%           $1,000            $1

Class A-PO     $ 1,889,315.00        (1)              $25,000           $1

Class A-R      $       100.00        6.750%           $100              N/A

Class B-1      $13,258,000.00        6.750%           $25,000           $1

Class B-2      $ 3,753,000.00        6.750%           $25,000           $1

Class B-3      $ 2,002,000.00        6.750%           $25,000           $1

Class B-4      $ 1,501,000.00        6.750%           $25,000           $1

Class B-5      $ 1,001,000.00        6.750%           $25,000           $1

Class B-6      $ 1,000,944.42        6.750%           $25,000           $1


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(1)  The  Class  A-8  and  Class  A-PO   Certificates   will  be  Principal-Only
Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount:  With respect to any  Distribution  Date,  the
Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Accounts at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            BAFSB Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 27, 1999, between the BAFSB Seller, as seller, and the Depositor, as purchaser.

            BAFSB Mortgage Loans: The Mortgage Loans serviced by the BAFSB Servicer and identified on Exhibit D-1 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            BAFSB Seller: Bank of America, FSB, a federal savings bank, or its successor in interest, as seller of the BAFSB Mortgage Loans under the BAFSB Mortgage Loan Purchase Agreement.

            BAFSB Servicer: Bank of America, FSB, a federal savings bank, or its successor in interest, in its capacity as servicer of the BAFSB Mortgage Loans, or any successor servicer appointed as herein provided.

            BAFSB Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the BAFSB Servicer pursuant to Section 3.08(b).

            BANA Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 27, 1999, between the BANA Seller, as seller, and the Depositor, as purchaser.

            BANA Mortgage Loans: The Mortgage Loans serviced by the BANA Servicer and identified on Exhibit D-3 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            BANA Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the BANA Mortgage Loans under the BANA Mortgage Loan Purchase Agreement.

            BANA   Servicer:   Bank  of  America,   N.A.,  a  national   banking
association, or its successor in interest, in its capacity as servicer of the BANA Mortgage Loans, or any successor servicer appointed as herein provided.

            BANA Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the BANA Servicer pursuant to Section 3.08(b).

            Bankruptcy   Loss:   Any  Deficient   Valuation  or  Debt  Service
Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of any of the Servicers is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-8 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-8." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, any of the Servicers or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO and Class A-R Certificates.

            Class A-10 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-10 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess Loss) to such Class pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class A-12 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-12 Certificates with respect to such Distribution Date prior to any reduction for the Class A-12 Loss Allocation Amount and (b) the Class A-10 Loss Amount with respect to such Distribution Date.

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b) and (iv) in the case of the Class A-12 Certificates, any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:  July 27, 1999.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Co-op   Shares:   Shares  issued  by  private   non-profit   housing
corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Custodian: Any Custodian appointed by the Trustee in accordance with the terms of this Agreement.

            Customary Servicing Procedures: With respect to any Servicer, procedures (including collection procedures) that such Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date:  July 1, 1999.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $500,273,359.88.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.06.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Distribution Date: The 25th day of each month beginning in August 1999 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account:  Any of (i) an account or accounts maintained with
(a) Bank of America, FSB, (b) Bank of America, N.A., or (c) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA   Restricted   Certificates:   The  Class  A-12  and  Class  B
Certificates.

            Escrow Account:  As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the related Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch IBCA, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicers,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $171,659.29.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $5,002,733.60.

            Initial Special Hazard Amount: $5,005,862.82.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-8 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: Each of the BAFSB Mortgage Loan Purchase Agreement, the BANA Mortgage Loan Purchase Agreement and the NMC Mortgage Loan Purchase Agreement.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the applicable Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2 and Exhibit D-3, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date;
(viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the related Servicing Fee Rate and the Trustee Fee Rate.

            NMC Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 27, 1999, between the NMC Seller, as seller, and the Depositor, as purchaser.

            NMC Mortgage Loans: The Mortgage Loans serviced by the NMC Servicer and identified on Exhibit D-2 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            NMC Seller: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, as seller of the NMC Mortgage Loans under the NMC Mortgage Loan Purchase Agreement.

            NMC Servicer: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, in its capacity as servicer of the NMC Mortgage Loans, or any successor servicer appointed as herein provided.

            NMC Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the NMC Servicer pursuant to Section 3.08(b).

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal
Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the related Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries, or any other duly authorized officer of the Depositor or any Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or a Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.86%
                       Class B-2               1.10%
                       Class B-3               0.70%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $22,515,944.42.

            OTS:  The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.06.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through   Rate:   As  to   each   Class   of   interest-bearing
Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by such Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

               (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by any Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone  cooperatives  described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by any Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicers in respect of such Distribution Date deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Accounts deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Accounts pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-8 and Class A-PO Certificates are the only Classes of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the sum of the Class Certificate Balances of the Class A-11 and Class A-12 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Senior Principal Distribution Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the sum of the Class Certificate Balances of the Class A-11 and Class A-12 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro  Rata  Share:  As to any  Distribution  Date  and any  Class  of
Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.09.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds:  Proceeds,  net of any related expenses of the related
Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by a Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.06, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request  for  Release:  The Request  for  Release  submitted  by a
Servicer  to  the  Trustee  or  the   Custodian  on  behalf  of  the  Trustee,
substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate:  The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: With respect to the BAFSB Loans, the BAFSB Seller, with respect to the BANA Loans, the BANA Seller, and with respect to the NMC Loans, the NMC Seller.

            Senior Certificates:  The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance

August 2004 through July 2005                        30%

August 2005 through July 2006                        35%

August 2006 through July 2007                        40%

August 2007 through July 2008                        45%

August 2008 and thereafter                           50%

            Servicer: With respect to the BAFSB Mortgage Loans, the BAFSB Servicer, with respect to the BANA Loans, the BANA Servicer and, with respect to the NMC Mortgage Loans, the NMC Servicer.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The NMC Servicer Custodial Account, the BAFSB Servicer Custodial Account or the BANA Servicer Custodial Account, as applicable.

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by any Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to such Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the related Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. Any Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by such Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                    Shift Percentage
------------------------------                    ----------------
August 1999 through July 2004..................   0%
August 2004 through July 2005..................   30%
August 2005 through July 2006..................   40%
August 2006 through July 2007..................   60%
August 2007 through July 2008..................   80%
August 2008 and thereafter.....................   100%

            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

                        (i)   wear   and   tear,   deterioration,    rust   or
corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii)  settling,   subsidence,   cracking,   shrinkage,  building  or
      expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c)   nuclear   or  chemical   reaction  or  nuclear   radiation  or
radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which a Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing  Agreement:  Any subservicing  agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between a Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury   Regulations:   The  final  and  temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Accounts or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

            Underwriting Guidelines: The underwriting guidelines of the Bank of America, FSB, Bank of America, N.A., or NationsBanc Mortgage Corporation, as applicable.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01      Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i)the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New
      York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-8" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its
      designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the applicable Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v)the  original  or   duplicate   original   mortgagee   title
      insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (i)   The stock certificate;

                  (ii) The stock power executed in blank;

                      (iii) The executed proprietary lease;

                  (iv)  The executed recognition agreement;

                  (v)   The executed assignment of recognition agreement;

                  (vi) The executed UCC-1  financing  statement with evidence of recording thereon; and

                  (vii) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the related Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in  connection  with any Mortgage  Loans,  the  Depositor  cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the related Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or any Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the related Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicers shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which a Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the related Servicer to deposit in the related Servicer Custodial Account the portion of such payment that is required to be deposited in such Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the related Servicer and the Depositor, or shall cause the Custodian to promptly so notify the related Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The applicable Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan serviced by such Servicer that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to
Section 2.06. Upon any such substitution and the deposit to the related Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. Each Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into such Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the NMC Servicer.

            The NMC Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i)The NMC Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the NMC Servicer. The NMC Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the NMC Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the NMC Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the NMC Servicer to make this Agreement valid and binding upon the NMC Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the NMC Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the NMC Servicer and will not result in the breach of any term or provision of the charter or by-laws of the NMC Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the NMC Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the NMC Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the NMC Servicer, threatened against the NMC Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the NMC Servicer, or in any material impairment of the right or ability of the NMC Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the NMC Servicer contemplated herein, or which would materially impair the ability of the NMC Servicer to perform under the terms of this Agreement.

               (v)The NMC Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the NMC Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The representations and warranties made or assigned pursuant to this
Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations, Warranties and Covenants of the BAFSB Servicer.

            The BAFSB Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i)The BAFSB Servicer is a federal savings bank duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BAFSB Servicer. The BAFSB Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BAFSB Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BAFSB Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BAFSB Servicer to make this Agreement valid and binding upon the BAFSB Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BAFSB Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BAFSB Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BAFSB Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BAFSB Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BAFSB Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BAFSB Servicer, threatened against the BAFSB Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BAFSB Servicer, or in any material impairment of the right or ability of the BAFSB Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BAFSB Servicer contemplated herein, or which would materially impair the ability of the BAFSB Servicer to perform under the terms of this Agreement.

               (v)The BAFSB Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BAFSB Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The  representations  and  warranties  made pursuant to this Section
2.04 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.05 Representations, Warranties and Covenants of the BANA Servicer.

            The BANA Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i)The BANA Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BANA Servicer. The BANA Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BANA Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BANA Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BANA Servicer to make this Agreement valid and binding upon the BANA Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BANA Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BANA Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BANA Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BANA Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BANA Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BANA Servicer, threatened against the BANA Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BANA Servicer, or in any material impairment of the right or ability of the BANA Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BANA Servicer contemplated herein, or which would materially impair the ability of the BANA Servicer to perform under the terms of this Agreement.

               (v)The BANA Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BANA Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The  representations  and  warranties  made pursuant to this Section
2.05 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.06 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

               (i)The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

               (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

               (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

               (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (v)All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

               (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

               (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

               (ix) The Mortgage  Note and the related  Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               (x)All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

               (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

               (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

               (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

               (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

               (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

               (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

               (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

               (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

               (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

               (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

               (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

               (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

               (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

               (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

               (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

               (xxxviii)Each  Mortgage Loan is a "qualified  mortgage"  within
      Section 860G(a)(3) of the Code.

               (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged
Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, any Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.06 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The
Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.07 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.08 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.09 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is August 25, 2029.

            Section 2.10 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicers to Service Mortgage Loans. For and on behalf of the Certificateholders, the NMC Servicer shall service and administer the NMC Mortgage Loans, the BAFSB Servicer shall service and administer the BAFSB
Mortgage Loans and the BANA Servicer shall service and administer the BAFSB Mortgage Loans, all in accordance with the terms of this Agreement, Customary
Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. Each Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans it services to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the related Servicer, shall promptly execute such documents and deliver them to the related Servicer.

            In accordance with the standards of the preceding paragraph, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicers, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of each Servicer (and of any successor to any Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicers.

            (a) Any of the Servicers may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

            (b) For purposes of this Agreement, each Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

            (c) As part of its servicing activities hereunder, each Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by such Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the related Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The related Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by a Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of such Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of such Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the related Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

            Each Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure such Servicer against losses resulting from dishonest or fraudulent acts committed by such Servicer's personnel, any employees of outside firms that provide data processing services for such Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure such Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve such Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to such Servicer by express waiver of FNMA or FHLMC.

            Section 3.04      Access to Certain Documentation.

            Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans serviced by such Servicer. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by such Servicer. Nothing in this Section 3.04 shall limit the obligation of such Servicer to observe any applicable law and the failure of such Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05      Maintenance  of  Primary  Mortgage   Insurance
Policy; Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The related Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the related Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the related Servicer shall notify the Trustee in writing, it being understood that such Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If such Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, such Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. A Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of such Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the related Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan serviced by such Servicer. Pursuant to Section 3.09(a), any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicers.

            The Depositor may, but is not obligated to, enforce the obligations of each Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of any Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of such Servicer hereunder; provided that a Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by a Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of a Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the applicable Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether each Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07      Trustee to Act as Servicer.

            If any Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of such Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If any Servicer shall for any reason no longer be a Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of such Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the related Servicer's interest therein and to have replaced such Servicer as a party to any Subservicing Agreement entered into by such Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that such Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            Each Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Accounts; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, each Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, each Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, any Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that a Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer permitting such arrangement shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. A Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The NMC Servicer shall establish and maintain the NMC Servicer Custodial Account. The BAFSB Servicer shall establish and maintain the BAFSB Servicer Custodial Account. The BANA Servicer shall establish and maintain the BANA Servicer Custodial Account. The NMC Servicer shall deposit or cause to be deposited into the NMC Servicer Custodial Account, the BAFSB Servicer shall deposit or cause to be deposited into the BAFSB Servicer Custodial Account and the BANA Servicer shall deposit or cause to be deposited into the BANA Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by such Servicer in respect of Mortgage Loans it services subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off
Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

               (i)all payments on account of principal of such Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on such Mortgage Loans, net of the Servicing Fee;

               (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

               (iv) any amount required to be deposited by such Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Servicer Custodial Account;

               (v)any amounts required to be deposited by such Servicer pursuant to Section 3.14;

               (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by such Servicer;

               (vii) Periodic Advances made by such Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

               (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Accounts by the Servicers shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicers. If a Servicer shall deposit in the related Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining such Servicer Custodial Account to withdraw such amount from such Servicer Custodial Account, any provision herein to the contrary notwithstanding. Each Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the applicable Servicer or serviced by such Servicer on behalf of others. Notwithstanding such commingling of funds, each Servicer shall keep records that accurately reflect the funds on deposit in the applicable Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in a Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

               (i)the aggregate amount remitted by each Servicer to the Trustee pursuant to Section 3.11(a)(viii);

               (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If a Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

            (d) Each institution at which any Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the NMC Servicer (with respect to the NMC Servicer Custodial
Account),  the BAFSB  Servicer  (with  respect to the BAFSB  Servicer  Custodial
Account), the BANA Servicer (with respect to the BANA Servicer Custodial Account) or the Trustee (with respect to the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of any Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the NMC Servicer Custodial Account shall be for the benefit of the NMC Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BAFSB Servicer Custodial Account shall be for the benefit of the BAFSB Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BANA Servicer Custodial Account shall be for the benefit of the BANA Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the NMC Servicer Custodial Account, the BAFSB Servicer Custodial Account, the BANA Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the NMC Servicer in the NMC Servicer Custodial Account, the BAFSB Servicer in the BAFSB Servicer Custodial Account, the BANA Servicer in the BANA Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) A Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by such Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicers, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of any Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan serviced by such Servicer which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-8 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. Each Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans serviced by such Servicer, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the related Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse such Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by such Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the related Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account,
(vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan it services, each Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. Each Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by such Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor. The related Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The related Servicer shall advance any such payments that are not timely paid, but such Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of such Servicer, will be recoverable by such Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            Each Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans serviced by said Servicer and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the applicable Servicer.

            Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans serviced by such Servicer sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that such Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

            Section 3.11      Permitted   Withdrawals   from  the   Servicer
Custodial Accounts and Certificate Account.

            (a) The NMC Servicer may from time to time make withdrawals from the NMC Servicer Custodial Account, the BAFSB Servicer may from time to time make withdrawals from the BAFSB Servicer Custodial Account and the BANA Servicer may from time to time make withdrawals from the BANA Servicer Custodial Account, for the following purposes:

               (i)to pay to the related Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to
      Section 3.17, and to pay to the related Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Servicer Custodial Account;

               (ii) to reimburse the related Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the related Servicer for any Nonrecoverable Advance previously made;

               (iv) to reimburse the related Servicer for Insured Expenses from the related Insurance Proceeds;

               (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.06, all amounts received thereon after the date of such purchase;

               (vi) to reimburse the related Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to
      Section 7.03;

               (vii) to withdraw any amount deposited in the related Servicer Custodial Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate the related Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Servicer Custodial Account pursuant to clauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from the related Servicer Custodial Account pursuant to clause (iii), each Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i)to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

               (iii) to withdraw and return to the related Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv)  to  clear  and  terminate  the  Certificate   Account  upon
      termination of the Agreement pursuant to Section 10.01.

            Section 3.12      Maintenance of Hazard Insurance.

            Each Servicer shall cause to be maintained for each Mortgage Loan serviced by such Servicer fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the related Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. Each Servicer shall also maintain on REO Property serviced by such Servicer, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by a Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by a Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the related Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, any Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans serviced by such Servicer in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the related Servicer shall deposit in the related Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the related Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, a Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the related Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the related Servicer enters such agreement) by the applicable Required Insurance Policies. The related Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section
3.13 by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to a Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of a Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the related Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. Each Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement may be retained by such Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of any Servicer, the Trustee shall execute and deliver to such Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14      Realization Upon Defaulted  Mortgage Loans; REO
Property.

            (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans serviced by such Servicer as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy;
provided, however, that any Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the applicable Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans serviced by such Servicer and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, a Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the related Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of any Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall either itself or through an agent selected by such Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, such Servicer may rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. Each Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by such Servicer that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that a Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the related Servicer Custodial Account no later than the close of business on each Determination Date. Each Servicer shall perform, with respect to the Mortgage Loans serviced by such Servicer, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. Each Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by such Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at such Servicer's expense) or such Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. Each Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan serviced by such Servicer held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by such Servicer have been made. After delivery of such identification, the related Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the related Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Periodic Advances and to reimburse the related Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.17.

            (b) Each Servicer shall promptly notify the Depositor of any Mortgage Loan serviced by such Servicer which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the applicable Servicer shall provide to the Trustee the notification required by
Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15      Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to such Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the related
Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the related Servicer. The Trustee shall at the related Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the related Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case the related Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to any Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of such Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the related Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the applicable Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the related Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicers to be Held for the Trustee.

            Each Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by such Servicer coming into the possession of such Servicer from time to time and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan serviced by such Servicer. The documents constituting the Servicing File shall be held by the related Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, any Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the related Servicer Custodial Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the related Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

            Section 3.17      Servicing Compensation.

            Each Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) serviced by such Servicer and included in the Trust Estate to retain or withdraw from the related Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the related Servicer to the extent not required to be deposited in the related Servicer Custodial Account pursuant to Section 3.08(b). Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for each Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans serviced by such Servicer and
(b) one-twelfth of 0.25% of the aggregate Scheduled Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18      Annual Statement as to Compliance.

            Each Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19      Annual   Independent   Public    Accountants'
Servicing Statement; Financial Statements.

            Each Servicer shall, at its own expense,  on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, cause a firm of independent public accountants (who may also render other services to such Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to such Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20      Advances.

            Each Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If any Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the related Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the related Servicer Custodial Account that any portion of the Amount Held for Future Distribution in such Servicer Custodial Account has been used by such Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by such Servicer by deposit in the related Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. Each Servicer shall be entitled to be reimbursed from the related Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. Each Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by such Servicer on each Servicer Advance Date no later than the related Remittance Date.

            Each Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by such Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the related Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21      Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, each Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan serviced by such Servicer without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) A Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i)affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (ii) in such Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitutes a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless,  in either case,  (A) such  Mortgage Loan is 90 days or more past due or
(B) such Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, any Servicer may permit a forbearance for a Mortgage Loan serviced by such Servicer which in such Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) Any Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within such Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to such Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by such Servicer, which amount shall be retained by such Servicer as additional servicing compensation.

            (e) Each Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan serviced by such Servicer and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the related Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22      Reports  to  the   Securities   and   Exchange
Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, each of the Servicers and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01      Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, each Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to such Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans serviced by the Servicer providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicers or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02      Priorities of Distribution.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicers no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

               (i)to each Class of Senior Certificates (other than the Class A-8 and Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO
      Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

               (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3
      Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

               (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

               (v)to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) On each  Distribution  Date prior to the Senior  Credit  Support
Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed concurrently in the following order of priority:

         first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero;

         second, to the Class A-11 and Class A-12 Certificates,  pro rata, up to
    the  Priority  Amount  for  such   Distribution   Date,  until  their  Class
    Certificate Balances have been reduced to zero;

         third, concurrently:

                  (a)   51.1491172464% to the Class A-1 Certificates;

                  (b)   32.9061269490% to the Class A-2 Certificates; and

                  (c)   15.9447558046% to the Class A-4 Certificates;

            until the Class Certificate Balance of the Class A-2 Certificates has been reduced to zero;

         fourth, concurrently:

                  (a)   51.1491172464% to the Class A-1 Certificates;

                  (b)   15.9447558046% to the Class A-4 Certificates; and

                  (c)   32.9061269490% to the Class A-5 Certificates;

            until the Class Certificate Balance of the Class A-5 Certificates has been reduced to zero;

         fifth,  concurrently:

                  (a)   51.1491172464% to the Class A-1 Certificates;

                  (b)   15.9447558046% to the Class A-4 Certificates; and

                  (c)   32.9061269490% to the Class A-6 Certificates;

            until the Class Certificate Balances of the Class A-1 and Class A-6 Certificates have been reduced to zero;

        sixth, concurrently:

                  (a)   39.9224790669% to the Class A-3 Certificates;

                  (b)   15.9447558046% to the Class A-4 Certificates;

                  (c)   41.9148503072% to the Class A-7 Certificates; and

                  (d)   2.2179148213% to the Class A-8 Certificates;

            until the Class Certificate Balances of the Class A-3, Class A-4, Class A-7 and Class A-8 Certificates have been reduced to zero;

        seventh, concurrently:

                  (a)   51.1317877947% to the Class A-9 Certificates; and

                  (b)   48.8682122053% to the Class A-10 Certificates;

            until the Class Certificate Balances of the Class A-9 and Class A-10 Certificates have been reduced to zero; and

        eighth, to the Class A-11 and Class A-12 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03      Allocation of Losses.

            (a) On or prior to each Determination Date, each Servicer shall inform the Trustee in writing with respect to each Mortgage Loan serviced by such Servicer: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i)the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero; and

                  (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-12 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-12 Certificates will be reduced by the Class A-12 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii)(1) and Section 5.03(b), the Class Certificate Balance of the Class A-10 Certificates will not be reduced by such amount.

            Section 5.04      Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i)the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v)the  Pool  Stated   Principal   Balance  for  the  following
      Distribution Date;

               (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fees paid to or retained by the Servicers with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x)the number and aggregate  principal  amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii)  the  total  number  and  principal   balance  of  any  REO
      Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month, any Class A-12 Loss Allocation Amount or any Class A-PO Deferred Amounts for such Distribution Date; and

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and each Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05      Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 1999, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By their acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and each Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicers shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicers shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.06 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            None of the Servicers or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of each Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that each Servicer (or the Servicers, acting collectively) shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicers shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-PO,
A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile  signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02      Registration   of  Transfer  and  Exchange  of
Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (1) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (i) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (ii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicers, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, either Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or any Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and each Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or any Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or any Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and each Servicer of an Opinion of Counsel satisfactory to the Trustee and each Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i)Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v)No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by any Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code,  information  needed to  compute  the tax  imposed  under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)    [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated,  Destroyed, Lost or Stolen Certificates.  If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicers, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Trustee, the Certificate Registrar or any agent of the Servicers, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

            Section 7.01 Respective Liabilities of the Depositor and the Servicers. The Depositor and the Servicers shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicers herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of any Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or a Servicer. The Depositor and each Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or any Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or any Servicer shall be a party, or any Person succeeding to the business of the Depositor or any Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to a Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicers and Others. None of the Depositor, the Servicers or any of the directors, officers, employees or agents of the Depositor or of any Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicers or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or any Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or any Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor or any of the Servicers shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or any Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and such Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the related Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicers Not to Resign. Subject to the provisions of Section 7.02, none of the Depositor or the Servicers shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or any Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by a Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by any Servicer to deposit amounts in the related Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of any Servicer duly to observe or perform in any material respect any other covenants or agreements of such Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to the Servicers, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against any Servicer, or for the winding up or liquidation of any Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by any Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to substantially all of its property; or any Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of any Servicer to remit any Periodic Advance required to be remitted by such Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the related Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the related Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of such Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the related Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which such Servicer failed to make. On or after the receipt by a Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to
Section 8.05,  and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver, on behalf of each Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. Each Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of such Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by such Servicer in the related Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of a Servicer pursuant hereto, such Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of any Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of a Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of either Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to such Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05      Trustee to Act; Appointment of Successor.

            (a) On and after the time a Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to a Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of a Servicer as successor to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A. shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, under this Section 8.05(b).

            (c) Any successor, including the Trustee, to a Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as each Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to a Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01      Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i)Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicers and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
      (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from a Servicer, the Depositor or any Certificateholder; and

               (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02      Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

               (i)The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v)Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicers, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicers in respect of the Mortgage Loans or deposited into the Servicer Custodial Accounts, or any other account hereunder (other than the Certificate Account) by a Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicers with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of a Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicers (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of a Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicers, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicers and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicers shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicers, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicers may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicers and the Trustee; the Servicers shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor  Trustee shall accept  appointment  as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicers shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicers fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicers.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the related Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as such Servicer and the Trustee may consider necessary or desirable. If a Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the Trustee and to the Servicers. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the related Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12      [Reserved]

            Section  9.13  Paying  Agents.  The  Trustee may appoint one or more
Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicers; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicers, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicers, a successor Paying Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by a Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

            Section 9.19 Year 2000 Compliance. The Trustee warrants that it will use commercially reasonable efforts to ensure that the computer software and hardware systems ("Systems") that are owned by the Trustee and used to provide the services are 2000 Compliant or will be made 2000 Compliant before December 31, 1999. With respect to software that the Trustee licenses from third parties and uses in providing the services ("Third Party Software"), the Trustee warrants that it has used or will use commercially reasonable efforts to test the same by September 30, 1999 to certify, in accordance with the Trustee's standard practices, that the Third Party Software is 2000 Compliant. If the Trustee cannot certify any Third Party Software as 2000 Compliant, the Trustee will use commercially reasonable efforts to replace such Third Party Software with software that is warranted or certified by its vendor as 2000 Compliant, if such replacement is available, compatible with the Trustee's Systems and deemed by the Trustee as appropriate under the circumstances. In the event that the Trustee uses third party service providers to provide the services or any portion thereof ("Third Party Services"), the Trustee warrants that it has in place a program under which it will use commercially reasonable efforts to contact such service providers and obtain from them assurances that the Systems that they use in providing services are 2000 Compliant. Notwithstanding the foregoing, the Trustee cannot and does not warrant that the Systems, Third Party Software or Third Party Services will continue to interface with the hardware, firmware, software (including operating systems), records or data used by the third parties. As used herein, the term "2000 Compliant" means that the Systems, Third Party Software and Third Party Services will function without material error caused by the introduction of dates falling on or after January 1, 2000.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicers and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon  presentation  and surrender of the  Certificates,  the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02     Additional Termination Requirements.

            (a) If the Depositor  exercises  its purchase  option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i)within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicers and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by any Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders.  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, California 94104,
Attention: Russell Thompson, (b) in the case of the NMC Servicer, NationsBanc Mortgage Corporation, 101 East Main Street, Suite 400, Louisville, Kentucky
40202,  Attention:  Servicing  Manager,  with a copy  to:  NationsBanc  Mortgage
Corporation, 201 North Tryon Street, 14th Floor, Charlotte, North Carolina 28255, Attention: General Counsel and Treasurer, (c) in the case of the BAFSB Servicer, Bank of America, FSB, 10200 Valley View Street, Cypress, California 90630, Attention: Brian Shea, (d) in the case of the BANA Servicer, Bank of America, N.A., 10200 Valley View Street, Cypress, California 90630, Attention:
Brian Shea, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (e) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax: (212) 815-5309), (f) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group, and (g) in the case of Fitch, Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicers and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By: /s/ Sharon Joseph
                                       -----------------------------------------
                                       Name:  Sharon Joseph
                                       Title:    Vice President


                                    NATIONSBANC MORTGAGE CORPORATION,
                                       as Servicer


                                    By: /s/ Robert J. Debenedet
                                       -----------------------------------------
                                       Name:  Robert J. Debenedet
                                       Title:    Vice President


                                    BANK OF AMERICA, FSB,
                                       as Servicer


                                    By: /s/ Russell Thompson
                                       -----------------------------------------
                                       Name:  Russell Thompson
                                       Title:    Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By: /s/ Nicholas Krsnich
                                       -----------------------------------------
                                       Name:  Nicholas Krsnich
                                       Title:    Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By: /s/ Kelly Sheahan
                                       -----------------------------------------
                                       Name:  Kelly Sheahan
                                       Title:    Assistant Vice President

STATE OF NEW YORK        )
                         )     ss.:
COUNTY OF NEW YORK       )
                         )

            On the 27th day of July, 1999, before me, a notary public in and for the State of New York, personally appeared Kelly Sheahan, known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 27th day of July, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. Debenedet, known to me who, being by me duly sworn, did depose and say that he is a Vice President of NationsBanc Mortgage Corporation, a Texas corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
      ______            )           ss.:
COUNTY OF MECKLENBURG   )
      ------            )

            On the 27th day of July, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Russell Thompson, known to me who, being by me duly sworn, did depose and say that he is an Vice President of Bank of America, FSB, a federal savings bank, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
      ______                  )     ss.:
COUNTY OF MECKLENBURG   )
      ------                  )

            On the 27th day of July, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Sharon Joseph, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 27th day of July, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Nicholas Krsnich, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                   [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                      A-1-1

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $175,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GT 3

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 98.14375%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.89375000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.34%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03504904%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $77,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GU 0

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,000,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 GV 8

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-4

                   [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $59,745,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GW 6

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 98.70625%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.33125000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.12%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02182229%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-5

                   [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $20,113,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GX 4

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 98.27250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.76500000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.14%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02032933%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-6

                   [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,471,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GY 2

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 96.45625%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.58125000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.38%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02874262%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-7

                   [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,648,778.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 GZ 9

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 94.67500%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.36250000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.53%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02969151%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-8

                   [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $722,222.00

CUSIP No.:                    060506 HA 3

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-8 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, at an issue price of 42.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 58.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.04%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.29526978%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-9

                   [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $26,158,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HB 1

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 93.23750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 6.80000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.50%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01868181%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-10

                   [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $25,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HC 9

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 92.12422%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.91328120%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.63%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02149404%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-11

                   [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $49,550,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HD 7

      This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 96.44063%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.59687500%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.22%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01662753%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-12

                   [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-10 CERTIFICATES WILL BE BORNE BY THE CLASS A-12 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $450,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HE 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 95.73750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.30000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.32%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01976436%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-PO

                   [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,899,315.00

CUSIP No.:                    060506 HF 2

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, at an issue price of 55.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 45.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.07%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.47331585%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CLASS  A-R  CERTIFICATE  MAY NOT BE  PURCHASED  BY OR  TRANSFERRED  TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HG 0

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any   distribution  of  the  proceeds  of  any  remaining  assets  of  the
Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicers, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,258,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HH 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 95.98750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.05000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.31%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02057250%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,753,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HJ 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 94.98750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.05000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.45%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02547317%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,002,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HK 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 88.80000%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 11.23750000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.39%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.05436772%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,501,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HL 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 72.61250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 27.42500000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.37%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.11705471%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HM 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 54.23750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 45.80000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 16.26%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.16052374%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-8
                                  Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 July 1, 1999

First Distribution Date:      August 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,000,944.42

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 HN 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 27, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on July 27, 1999, and based on its issue price of 23.98750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus two days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% PSA (as defined in the Prospectus Supplement dated July 21, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 76.05000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 35.59%; and (iii) the amount of OID allocable to the short first accrual period (July 27, 1999 to August 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.13830019%.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicers, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicers, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St.
James, living on the date thereof.

      Any  term  used  herein  that is  defined  in the  Pooling  and  Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                   as Trustee


                                    By
                                          Authorized Signatory






                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                   as Trustee


                                    By
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    Signature by or on behalf of assignor






                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if
mailed   by   check,   to   Applicable    statements   should   be   mailed   to
_______________________

      This information is provided by , the assignee named above, or , as its agent.


                                                             EXHIBIT D-1

                                                    BAFSB MORTGAGE LOAN SCHEDULE

LOAN#         CITY              ST          ZIP           OCC          PROP      TERM      OLTV      INT RATE        FPAYDT
-----         ----              --          ---           ---          ----      ----      ----      --------        ------
5000048347    SCOTTSDALE        AZ         85262        Primary         PUD      360       52.3        7.25         7/1/1999
5000057611    SCOTTSDALE        AZ         85260        Investor        PUD      360       70.0        7.50         7/1/1999
5000082171    SAN FRANCIS       CA         94127        Primary         SFR      360       64.5        7.00         7/1/1999
5000086974    SAN MATEO         CA         94403        Primary         SFR      360       80.0        7.25         7/1/1999
5000096478    PACIFICA          CA         94044        Primary         SFR      360       80.0        7.25         7/1/1999
5000097575    SOUTH SAN F       CA         94080        Primary         SFR      360       80.0        7.38         8/1/1999
5000098201    EL GRANADA        CA         94019        Primary         SFR      360       62.6        7.00         7/1/1999
5000098383    APTOS             CA         95003        Primary         PUD      360       89.9        7.25         7/1/1999
5000117977    SAN FRANCIS       CA         94117        Primary         SFR      360       51.7        7.50         7/1/1999
5000133685    FREMONT           CA         94539        Primary         SFR      360       69.6        7.25         7/1/1999
5000176304    MILL VALLEY       CA         94941        Primary         SFR      360       66.7        7.25         8/1/1999
5000177666    SUNNYVALE         CA         94087        Primary         SFR      360       80.0        7.50         7/1/1999
5000178334    SUNNYVALE         CA         94087        Primary         SFR      360       80.0        7.25         7/1/1999
5000179282    SAN JOSE          CA         95138        Primary         PUD      360       75.0        7.13         7/1/1999
5000179803    MOUNTAIN VI       CA         94040        Primary         SFR      360       69.7        7.13         7/1/1999
5000181635    MILLBRAE          CA         94030        Primary         SFR      360       62.8        7.25         7/1/1999
5000183094    REDWOOD CIT       CA         94061        Primary         SFR      360       80.0        7.25         7/1/1999
5000184050    SAN FRANCIS       CA         94134        Primary         SFR      360       95.0        7.50         7/1/1999
5000184258    PALO ALTO         CA         94306        Primary      3-Family    360       74.1        7.38         7/1/1999
5000188879    ARCADIA           CA         91007        Primary         SFR      360       80.0        7.13         7/1/1999
5000232594    MODESTO           CA         95356        Primary         SFR      360       80.0        7.00         7/1/1999
5000236710    HOLLISTER         CA         95023        Investor     2-Family    360       80.0        7.38         7/1/1999
5000239235    OAKLAND           CA         94611        Primary         SFR      360       73.9        7.25         7/1/1999
5000245018    SANTA CRUZ        CA         95060        Primary         SFR      360       83.3        7.13         7/1/1999
5000266972    WATSONVILLE       CA         95076        Primary         SFR      360       52.6        6.75         4/1/1999
5000312800    OREGON CITY       OR         97045        Primary         SFR      360       79.8        7.50         8/1/1999
5000331586    CHULA VISTA       CA         91910        Primary         SFR      360       78.7        6.75         7/1/1999
5000343888    MILILANI          HI         96789        Primary         PUD      360       89.1        6.25         7/1/1999
5000402635    SOLANA BEAC       CA         92075        Primary         SFR      360       60.2        6.75         4/1/1999
5000403104    SARATOGA          CA         95070        Primary         SFR      360       61.7        7.13         7/1/1999
5000408384    OAKLAND           CA         94705        Primary         SFR      360       70.4        7.00         7/1/1999
5000408426    ALBANY            CA         94706        Primary         SFR      360       80.0        6.75         7/1/1999
5000428267    SAN DIEGO         CA         92116        Primary         SFR      360       90.0        7.25         7/1/1999
5000430131    SAN CLEMENT       CA         92672        Primary         PUD      360       75.3        7.00         7/1/1999
5000435502    DUBLIN            CA         94568        Primary         PUD      360       87.4        6.88         7/1/1999
5000435585    IRVINE            CA         92620        Primary         PUD      360       75.0        6.88         6/1/1999
5000435593    CAVE CREEK        AZ         85331        Primary         PUD      360       95.0        7.00         7/1/1999
5000435791    THOUSAND OA       CA         91320        Primary         PUD      360       80.0        7.00         7/1/1999
5000435882    SAN DIEGO         CA         92130        Primary         PUD      360       80.0        7.25         7/1/1999
5000436112    PARK CITY         UT         84060       Secondary       Condo     360       51.9        6.88         7/1/1999
5000436161    IRVINE            CA         92620        Primary         PUD      360       80.0        7.00         7/1/1999
5000436427    SAN JOSE          CA         95138        Primary         PUD      360       72.4        7.00         7/1/1999
5000436609    SAN CLEMENT       CA         92673        Primary         PUD      360       80.0        6.88         7/1/1999
5000436716    IRVINE            CA         92620        Primary         PUD      360       90.0        7.13         6/1/1999
5000437664    SAN JOSE          CA         95135        Primary         SFR      360       58.3        6.88         7/1/1999
5000438613    DUBLIN            CA         94568        Primary         PUD      360       85.0        7.13         7/1/1999
5000439777    LITTLETON         CO         80128        Primary         PUD      360       83.7        7.00         8/1/1999
5000452895    SCOTTSDALE        AZ         85262        Primary         PUD      360       78.4        7.25         7/1/1999
5000455773    RENTON            WA         98058        Primary         PUD      360       90.0        7.00         7/1/1999
5000460351    SEATTLE           WA         98115        Primary         SFR      360       72.2        7.00         7/1/1999
5000471226    SANDY             UT         84093        Primary         SFR      360       65.8        7.25         7/1/1999
5000505387    SOLANO BEAC       CA         92075        Primary         PUD      360       59.9        7.00         7/1/1999
5000505825    YORBA LINDA       CA         92887        Primary         SFR      360       72.3        7.13         6/1/1999
5000533900    LONGVIEW          TX         75601        Primary         SFR      360       77.9        7.13         7/1/1999
5000534353    AUSTIN            TX         78746        Primary         PUD      360       80.0        7.25         7/1/1999
5000535277    LOS ANGELES       CA         90045        Primary         SFR      360       80.0        7.38         7/1/1999
5000535301    LOS ANGELES       CA         90066        Primary         SFR      360       90.0        7.25         8/1/1999
5000569284    DES MOINES        WA         98198        Primary         SFR      360       49.2        7.25         7/1/1999
5000580802    SAN JOSE          CA         95136        Primary        Condo     360       84.1        7.63         8/1/1999
5000581107    MOUNTAIN VI       CA         94040        Primary         SFR      360       62.6        7.13         7/1/1999
5000582097    FREMONT           CA         94539        Primary         PUD      360       58.0        7.25         7/1/1999
5000582295    SAN LEANDRO       CA         94579        Primary         PUD      360       80.0        7.13         7/1/1999
5000582576    ROCKLIN           CA         95677        Primary         SFR      360       72.1        7.13         7/1/1999
5000596337    SANTA BARBA       CA         93117        Primary         SFR      360       78.7        7.00         7/1/1999
5000598929    LAGUNA BEAC       CA         92651        Primary         SFR      360       46.9        7.13         7/1/1999
5000600634    HUNTINGTON        CA         92649        Primary         PUD      360       79.7        7.25         7/1/1999
5000601038    NEWPORT COA       CA         92657        Primary         PUD      360       56.8        7.13         7/1/1999
5000602283    CORONADO          CA         92118        Primary         SFR      360       45.8        6.88         7/1/1999
5000616424    SANTA CLARI       CA         91351        Primary         SFR      360       76.7        7.00         7/1/1999
5000689579    SAN DIEGO         CA         92122       Secondary        SFR      360       80.0        7.38         7/1/1999
5000689967    SAN DIEGO         CA         92128        Primary         PUD      360       80.0        7.38         7/1/1999
5000719590    LIVERMORE         CA         94550        Primary         SFR      360       72.4        7.25         7/1/1999
5000730050    CAMPBELL          CA         95008        Primary         PUD      360       79.4        7.38         7/1/1999
5000730811    LIVERMORE         CA         94550        Primary         PUD      360       80.0        7.38         7/1/1999
5000730951    KENSINGTON        CA         94707        Primary         SFR      360       78.9        6.88         7/1/1999
5000735067    REDMOND           OR         97756        Primary         SFR      360       90.0        7.75         7/1/1999
5000746635    LA QUINTA         CA         92253       Secondary        PUD      360       80.0        7.38         7/1/1999
5000759000    SAN JOSE          CA         95126        Primary         SFR      360       75.4        7.13         7/1/1999
5000802156    SCOTTSDALE        AZ         85254        Primary         PUD      360       52.5        7.00         7/1/1999
5000837624    MISSION VIE       CA         92691        Primary         SFR      360       80.0        7.63         7/1/1999
5000838804    FOUNTAIN VA       CA         92708        Primary         SFR      360       89.9        7.38         7/1/1999
5000842806    SAN DIEGO         CA         92129        Primary         SFR      360       79.5        7.13         7/1/1999
5000846518    RANCHO PALO       CA         90274        Primary         PUD      360       75.8        7.13         7/1/1999
5000859024    CUPERTINO         CA         95014        Primary         PUD      360       70.0        7.25         7/1/1999
5000945526    SAN LEANDRO       CA         94579        Primary         PUD      360       80.0        6.88         7/1/1999
5000945609    MOUNTAIN VI       CA         94040        Primary         SFR      360       80.0        7.25         7/1/1999
5000945765    DALY CITY         CA         94014        Primary         SFR      360       90.0        7.25         7/1/1999
5000949197    LOS ANGELES       CA         91324        Primary         SFR      360       68.8        7.13         7/1/1999
6005918567    SANTA CRUZ        CA         95065        Primary         SFR      360       63.8        7.00         7/1/1999
6006179599    ISSAQUAH          WA         98029        Primary         PUD      360       75.0        7.38         7/1/1999
6008624022    GILROY            CA         95020        Primary         SFR      360       70.0        7.00         7/1/1999
6008739424    SANTA CLARI       CA         91351        Primary         SFR      360       80.0        6.88         7/1/1999
6011127641    SARATOGA          CA         95070        Primary         SFR      360       79.9        7.00         7/1/1999
6011384705    SAN JOSE          CA         95148        Primary         SFR      360       61.1        7.50         7/1/1999
6011781082    REDONDO BEA       CA         90278        Primary         SFR      360       78.1        7.13         7/1/1999
6013389603    MOUNTAIN VI       CA         94041        Primary         SFR      360       80.0        7.13         7/1/1999
6017707842    CARLSBAD          CA         92009        Primary         PUD      360       80.0        7.25         7/1/1999
6018705209    CARLSBAD          CA         92009        Primary         PUD      360       79.1        6.88         7/1/1999
6020006125    SAN RAMON         CA         94583        Primary         PUD      360       80.0        7.00         7/1/1999
6026590981    MOUNTAIN VI       CA         94043        Primary         PUD      360       68.7        7.50         7/1/1999
6035895918    SAN MATEO         CA         94403        Primary         SFR      360       58.9        7.25         7/1/1999
6036745054    HANSVILLE         WA         98340        Primary         SFR      360       53.5        6.88         7/1/1999
6038572811    SAN RAMON         CA         94583        Primary         PUD      360       80.0        7.13         7/1/1999
6040902782    SAN MATEO         CA         94404        Primary        Condo     360       69.9        7.25         7/1/1999
6048391699    SAN ANTONIO       TX         78230        Primary         PUD      360       56.0        7.00         7/1/1999
6048904459    FULLERTON         CA         92831        Primary         SFR      360       80.0        7.25         7/1/1999
6049620781    DANVILLE          CA         94526        Primary         SFR      360       80.0        6.75         7/1/1999
6051878269    SANTA ROSA        CA         95405        Primary         SFR      360       80.0        7.25         7/1/1999
6052497366    SAN DIEGO (       CA         92037        Primary         SFR      360       63.2        7.25         7/1/1999
6057573104    SAN GREGORI       CA         94074        Primary         SFR      360       80.0        7.13         7/1/1999
6063184128    JAMUL             CA         91935        Primary         PUD      360       85.0        7.25         7/1/1999
6065215029    DALY CITY         CA         94014        Primary         PUD      360       75.0        7.25         7/1/1999
6065321702    DOVE CANYON       CA         92679        Primary         PUD      360       75.0        7.25         7/1/1999
6069236294    CLINTON           WA         98236       Secondary        PUD      360       79.3        7.25         7/1/1999
6070034308    WOODINVILLE       WA         98072        Primary         SFR      360       70.8        7.13         7/1/1999
6072193888    SAN FRANCIS       CA         94114        Primary        Condo     360       80.0        6.88         7/1/1999
6075172590    GLENDALE          CA         91208        Primary         PUD      360       80.0        7.13         7/1/1999
6086291397    SAN MARTIN        CA         95046        Primary         SFR      360       80.0        7.00         7/1/1999
6086394381    PHOENIX           AZ         85048        Primary         PUD      360       80.0        7.25         7/1/1999
6099524974    PARADISE VA       AZ         85253        Primary         SFR      360       51.3        7.00         7/1/1999
6101596697    LOS ANGELES       CA         90034        Primary         SFR      360       80.0        7.00         7/1/1999
6104545709    SAN FRANCIS       CA         94127        Primary         SFR      360       80.0        7.25         7/1/1999
6107604990    BERKELEY          CA         94707        Primary         SFR      360       80.0        7.13         7/1/1999
6112322448    HERMOSA BEA       CA         90254        Primary        Condo     360       80.0        6.88         7/1/1999
6112623217    LOS GATOS         CA         95033        Primary         SFR      360       80.0        7.00         8/1/1999
6114025734    OAKLAND           CA         94618        Primary         SFR      360       65.5        7.25         7/1/1999
6114940734    SAN DIEGO         CA         92130        Primary         PUD      360       70.3        6.63         7/1/1999
6115260504    SEATTLE           WA         98116        Primary        Condo     360       69.8        7.25         7/1/1999
6124578607    LAGUNA BEAC       CA         92651        Primary         SFR      360       58.3        7.25         8/1/1999
6124638161    SANTA BARBA       CA         93111        Primary         SFR      360       80.0        6.88         7/1/1999
6125156569    LOS ALTOS H       CA         94022        Primary         SFR      360       34.4        7.13         7/1/1999
6129036924    LOS ANGELES       CA         90068        Primary         SFR      360       80.0        7.25         7/1/1999
6135425335    RANCHO PALO       CA         90275        Primary         SFR      360       80.0        6.88         7/1/1999
6136859656    SAN JOSE          CA         95122        Primary         SFR      360       90.0        7.50         7/1/1999
6139763848    SAN JOSE          CA         95125       Secondary        PUD      360       80.0        7.13         8/1/1999
6147819160    SEATTLE           WA         98105        Primary         SFR      360       74.0        7.00         8/1/1999
6151209852    NEWPORT BEA       CA         92660        Primary         PUD      360       65.1        7.00         7/1/1999
6152143373    LOS ANGELES       CA         90048        Primary      2-Family    360       80.0        7.38         7/1/1999
6152509540    GARDNERVILL       NV         89410        Primary         SFR      360       80.0        7.25         7/1/1999
6153000663    SAN JOSE          CA         95127        Primary         SFR      360       90.0        7.50         7/1/1999
6157613412    SUNNYVALE         CA         94087        Primary         SFR      360       80.0        6.88         7/1/1999
6158650108    SANTA BARBA       CA         93108        Primary         SFR      360       59.2        6.88         7/1/1999
6159373635    SAN FRANCIS       CA         94121        Primary         SFR      360       65.9        7.13         7/1/1999
6161029761    PALO ALTO         CA         94306        Primary         SFR      360       80.0        6.88         7/1/1999
6163321562    OAKLAND           CA         94611        Primary         SFR      360       80.0        7.00         7/1/1999
6164064039    ISSAQUAH          WA         98027        Primary         SFR      360       75.0        7.00         8/1/1999
6164469022    LOS ANGELES       CA         90049        Primary         SFR      360       71.4        6.88         7/1/1999
6165667525    HACIENDA HE       CA         91745        Primary         SFR      360       90.0        7.50         7/1/1999
6171385104    CLAREMONT         CA         91711        Primary         SFR      360       80.0        6.88         7/1/1999
6173760254    EDMONDS           WA         98020        Primary         SFR      360       68.3        7.00         7/1/1999
6175951745    SACRAMENTO        CA         95864        Primary         SFR      360       78.8        7.13         7/1/1999
6178142706    HERMOSA BEA       CA         90245        Primary         SFR      300       53.1        6.88         7/1/1999
6183603551    HOUSTON           TX         77024        Primary         SFR      360       64.2        7.25         7/1/1999
6191308177    SANTA BARBA       CA         93111        Primary         SFR      360       63.9        7.25         8/1/1999
6194796543    REDWOOD CIT       CA         94062        Primary         SFR      360       80.0        7.00         7/1/1999
6196009580    SAN JOSE          CA         95125        Primary         SFR      360       67.3        7.13         7/1/1999
6198139344    SAN RAFAEL        CA         94901        Primary         SFR      360       80.0        7.50         7/1/1999
6200760699    LAKEWOOD          CO         80227        Primary         SFR      360       76.7        7.50         8/1/1999
6204267741    ORANGE            CA         92669        Primary         PUD      360       65.9        7.50         7/1/1999
6205425371    SAN RAMON         CA         94583        Primary         PUD      360       80.0        7.38         7/1/1999
6213340208    ALAMO             CA         94507        Primary         SFR      360       79.2        7.00         8/1/1999
6214360189    SAN DIEGO (       CA         92014        Primary         SFR      360       70.0        6.88         7/1/1999
6223026565    LONG BEACH        CA         90807        Primary         SFR      360       80.0        7.25         7/1/1999
6231337749    FREMONT           CA         94539        Primary         PUD      360       80.0        7.00         7/1/1999
6233885877    CARLSBAD          CA         92009        Primary         PUD      360       63.5        7.38         7/1/1999
6237660151    MOUNTAIN VI       CA         94040        Primary         SFR      360       80.0        7.38         7/1/1999
6240649456    REDWOOD CIT       CA         94065        Primary         PUD      360       80.0        7.13         7/1/1999
6243503361    TUSTIN            CA         92782        Primary         PUD      360       80.0        7.00         7/1/1999
6250091409    SCOTTS VALL       CA         95066        Primary         PUD      360       69.3        7.25         7/1/1999
6258830881    PARK CITY         UT         84098        Primary         SFR      360       52.1        7.25         7/1/1999
6266750527    SUNNYVALE         CA         94087        Primary         SFR      360       60.1        7.25         7/1/1999
6271135110    SANTA CLARI       CA         91351        Primary         SFR      360       80.0        7.13         7/1/1999
6273680089    SAN DIEGO         CA         92131        Primary         SFR      360       77.8        7.25         7/1/1999
6276470124    SONOMA            CA         95476       Secondary        SFR      360       58.9        7.25         7/1/1999
6281216330    SAN FRANCIS       CA         94114        Primary         SFR      360       63.8        7.00         7/1/1999
6285219215    IRVINE            CA         92614        Primary         PUD      360       61.9        6.88         7/1/1999
6285248669    BERKELEY          CA         94707        Primary         SFR      360       75.0        7.13         7/1/1999
6290035374    EDMONDS           WA         98020        Primary         SFR      360       71.9        7.25         7/1/1999
6291530035    SANTA BARBA       CA         93105        Primary         SFR      360       75.0        7.63         7/1/1999
6295404468    ORINDA            CA         94563        Primary         SFR      360       68.5        7.38         7/1/1999
6299818184    REDMOND           WA         98053        Primary         PUD      360       80.0        7.00         7/1/1999
6302394306    FREMONT           CA         94539        Primary         SFR      360       62.3        7.13         8/1/1999
6306918449    CAMPBELL          CA         95008        Primary         PUD      360       80.0        7.13         7/1/1999
6307158292    FREMONT           CA         94539        Primary         PUD      360       63.2        7.38         7/1/1999
6308499505    CROWLEY LAK       CA         93546        Primary         SFR      360       80.0        7.00         8/1/1999
6311205089    UNION CITY        CA         94587        Primary         SFR      360       90.0        7.50         7/1/1999
6311956020    VALENCIA          CA         91354        Primary         PUD      360       78.3        7.00         7/1/1999
6313744101    NORTHRIDGE        CA         91326        Primary         PUD      360       80.0        6.88         7/1/1999
6318572267    SAN MATEO         CA         94401        Primary         SFR      360       90.0        7.38         7/1/1999
6321736727    LOS ANGELES       CA         90049        Primary         SFR      360       15.0        7.00         7/1/1999
6322795581    CHULA VISTA       CA         91910        Primary         SFR      360       95.0        7.13         7/1/1999
6324673562    BIXBY             OK         74008        Primary         SFR      360       65.0        7.63         7/1/1999
6326956601    SAN JOSE          CA         95127        Primary         SFR      360       95.0        7.75         7/1/1999
6335767601    CARLSBAD          CA         92008        Primary         PUD      360       73.2        7.13         7/1/1999
6341211404    LOS ANGELES       CA         90019        Primary         SFR      360       95.0        7.25         7/1/1999
6344449720    DANVILLE          CA         94526        Primary         PUD      360       67.8        7.13         7/1/1999
6351802803    ORINDA            CA         94563        Primary         SFR      360       67.1        7.13         7/1/1999
6357027637    LOS ANGELES       CA         91423        Primary         SFR      360       80.0        7.00         7/1/1999
6358902143    SAN JOSE          CA         95124        Primary         SFR      360       80.0        7.25         7/1/1999
6359996250    EL CAJON          CA         92019        Primary         SFR      360       95.0        7.25         7/1/1999
6363921559    LAFAYETTE         CA         94549        Primary         SFR      360       51.5        7.13         7/1/1999
6367414643    LAKE FOREST       CA         92630        Primary         PUD      360       71.9        7.25         7/1/1999
6368291222    THE WOODLAN       TX         77381        Primary         PUD      360       80.0        7.50         7/1/1999
6369408627    REDWOOD CIT       CA         94062        Primary         SFR      360       31.8        7.00         7/1/1999
6378587817    IRVINE            CA         92604        Primary         SFR      360       75.0        7.00         7/1/1999
6378665480    CARLSBAD          CA         92009        Primary         PUD      360       69.8        6.75         7/1/1999
6382743851    CORPUS CHRI       TX         78414        Primary         SFR      360       80.0        7.13         7/1/1999
6383279376    ANAHEIM           CA         92807        Primary         PUD      360       73.7        7.25         7/1/1999
6388950427    SCOTTSDALE        AZ         85255        Primary         PUD      360       80.0        7.25         7/1/1999
6399951455    SALEM             OR         97306        Primary         SFR      360       56.0        7.00         7/1/1999
6401475964    SANTA MONIC       CA         90402        Primary         SFR      360       49.2        7.38         7/1/1999
6404421817    YUBA CITY         CA         95991        Primary         SFR      360       88.9        7.00         7/1/1999
6404962190    DALLAS            TX         75230        Primary         PUD      360       79.6        7.00         8/1/1999
6408508346    MILLBRAE          CA         94030        Primary         SFR      360       80.0        7.13         7/1/1999
6414334208    RANCHO MIRA       CA         92270        Primary         SFR      360       72.2        7.00         8/1/1999
6417667216    LOS ALTOS         CA         94022        Primary         SFR      360       47.8        7.25         7/1/1999
6417686091    ENCINITAS         CA         92024        Primary         PUD      360       79.8        7.00         7/1/1999
6420951615    WEST LINN         OR         97068        Primary         PUD      360       72.1        7.25         7/1/1999
6422115029    PALO ALTO         CA         94303        Primary         SFR      360       61.3        7.13         7/1/1999
6424885959    LAGUNA NIGU       CA         92677        Primary         PUD      360       80.0        7.00         7/1/1999
6435924284    PALO ALTO         CA         94303        Primary         SFR      360       80.0        6.88         7/1/1999
6440647805    MOORPARK          CA         93021        Primary         SFR      360       72.2        7.00         7/1/1999
6443819799    MILLBRAE          CA         94030        Primary         SFR      360       59.8        7.25         7/1/1999
6446318955    ISSAQQUAH         WA         98027        Primary         PUD      360       48.6        7.00         7/1/1999
64482502      WOODINVILLE       WA         98072        Primary         PUD      360       90.0        7.13         11/1/1998
6451290230    SOUTH PASAD       CA         91030        Primary         SFR      360       80.0        7.25         7/1/1999
6455548443    PALO ALTO         CA         94301        Primary         SFR      360       34.5        7.25         7/1/1999
6466060370    GLENDORA          CA         91741        Primary         PUD      360       65.0        7.50         7/1/1999
6466490080    SAN DIEGO         CA         92131        Primary         PUD      360       74.7        7.25         7/1/1999
6467612351    HAYWARD           CA         94542        Primary         SFR      360       80.0        6.88         7/1/1999
6468518854    NAPA              CA         94558        Primary         SFR      360       66.1        6.88         7/1/1999
6468995755    VISTA             CA         92083        Primary         PUD      360       80.0        7.00         7/1/1999
6471532637    PASADENA          CA         91103        Primary         SFR      360       56.6        7.25         7/1/1999
6471755717    MODESTO           CA         95356        Primary         SFR      360       80.0        7.00         7/1/1999
6484422925    SAN MATEO         CA         94402        Primary         SFR      360       42.7        6.88         7/1/1999
6484545899    SAN JOSE          CA         95120        Primary         SFR      360       75.6        7.25         7/1/1999
6488075943    KENSINGTON        CA         94708        Primary         SFR      360       77.1        7.13         7/1/1999
6495920073    LOS ANGELES       CA         90004        Primary         SFR      360       60.8        7.13         7/1/1999
6497550092    KEY BISCAYN       FL         33149        Primary         SFR      360       73.5        7.50         7/1/1999
6500434938    HERMOSA BEA       CA         90254        Primary         SFR      360       50.2        7.25         7/1/1999
6500501199    PORTLAND          OR         97201        Primary         SFR      360       90.0        7.13         7/1/1999
6500777401    LAS VEGAS         NV         89117        Primary         PUD      360       80.0        7.25         7/1/1999
6501425737    LONG BEACH        CA         90802        Primary        Condo     360       80.0        7.13         7/1/1999
6525388671    SAN CLEMENT       CA         92673        Primary         PUD      360       73.9        6.88         7/1/1999
6531340203    ENCINITAS         CA         92024        Primary         PUD      360       80.0        6.75         7/1/1999
6532063564    ALISO VIEJO       CA         92656        Primary         PUD      360       66.5        7.00         8/1/1999
6532755953    NEWPORT BEA       CA         92625        Primary         PUD      360       80.0        7.13         7/1/1999
6533265143    MISSION VIE       CA         92692        Primary         PUD      360       80.0        6.75         7/1/1999
6537728005    OAKLAND           CA         94610        Primary         SFR      360       80.0        6.88         7/1/1999
65405269      SALINAS           CA         93907        Primary         PUD      360       75.4        7.00         7/1/1999
6544228809    CORONADO          CA         92118        Primary        Condo     360       80.0        7.25         7/1/1999
6551425868    THOUSAND OA       CA         91362        Primary         PUD      360       79.8        7.13         7/1/1999
6552470137    SAN DIEGO         CA         92103        Primary         SFR      360       61.0        7.38         7/1/1999
6554688629    MOUNTAIN VI       CA         94040        Primary         SFR      360       54.8        6.88         7/1/1999
6571481131    SAN JOSE          CA         95134        Primary         SFR      360       67.1        7.25         7/1/1999
6572131396    SAN CLEMENT       CA         92672        Primary         PUD      360       79.9        7.00         7/1/1999
6574911985    KIRKLAND          WA         98033        Primary         SFR      360       80.0        7.25         7/1/1999
6576912957    BELMONT           CA         94002        Primary         SFR      360       59.6        7.25         7/1/1999
6586476159    SAN JOSE          CA         95124        Primary         SFR      360       77.7        7.25         7/1/1999
6589362513    SAN MATEO         CA         94402        Primary         PUD      360       72.6        7.25         7/1/1999
6590799927    SAN FRANCIS       CA         94132        Primary         SFR      360       68.8        7.50         7/1/1999
6592697251    RICHLAND          WA         99352        Primary         SFR      360       95.0        7.25         7/1/1999
6597901237    LOS ANGELES       CA         90039        Primary         SFR      360       80.0        7.25         7/1/1999
6606813340    CASTRO VALL       CA         94552        Primary         PUD      360       80.0        6.88         7/1/1999
6610421890    SAN DIEGO (       CA         92037        Primary         SFR      360       63.6        7.38         7/1/1999
6614573498    DANVILLE          CA         94506        Primary         PUD      360       80.0        7.50         7/1/1999
6619427492    DEL MAR           CA         92014        Primary        Condo     360       65.0        7.25         7/1/1999
6620404811    FOREST GROV       OR         97116        Primary         SFR      360       90.0        7.13         7/1/1999
6622325428    CLINTON           WA         98236       Secondary        SFR      360       80.0        7.00         7/1/1999
6624579253    ORINDA            CA         94563        Primary         SFR      360       80.0        7.25         7/1/1999
6626140674    FREMONT           CA         94539        Primary         PUD      360       75.8        7.25         7/1/1999
6626462854    SANTA CLARI       CA         91350        Primary         SFR      360       46.9        7.25         7/1/1999
66317550      HENDERSON         NV         89012        Primary         PUD      360       77.1        7.00         7/1/1999
6639472502    LOS ANGELES       CA         91604       Secondary        SFR      360       80.0        7.00         7/1/1999
6644756584    HOUSTON           TX         77077        Primary         PUD      360       80.0        7.38         8/1/1999
6647908547    LAGUNA NIGU       CA         92677        Primary         PUD      360       80.0        7.25         8/1/1999
6649755300    RANCHO PALO       CA         90275        Primary         SFR      360       80.0        7.13         7/1/1999
6654510111    BERKELEY          CA         94705        Primary         SFR      360       60.8        7.25         7/1/1999
6660982072    OAKLAND           CA         94618        Primary         PUD      360       80.0        7.25         7/1/1999
6661649076    SANTA CRUZ        CA         95065        Primary         SFR      360       73.2        6.75         8/1/1999
6666659245    TUCSON            AZ         85718        Primary         PUD      360       50.8        7.13         7/1/1999
6684283614    SAN JOSE          CA         95135        Primary         SFR      360       73.2        7.38         7/1/1999
6688852984    BURLINGAME        CA         94010        Primary         SFR      360       39.1        7.25         7/1/1999
6693091867    WILTON            CA         95693        Primary         SFR      360       80.0        7.25         7/1/1999
6693742154    LIVERMORE         CA         94550        Primary         SFR      360       80.0        7.13         7/1/1999
6694334761    SOLANA BEAC       CA         92075        Primary         SFR      360       49.8        6.88         7/1/1999
6695584786    PACIFIC GRO       CA         93950       Secondary        SFR      360       75.0        7.25         7/1/1999
6699035462    BOTHELL           WA         98011        Primary         SFR      360       80.0        7.25         7/1/1999
6703507266    LA QUINTA         CA         92253       Secondary        PUD      360       56.7        7.25         7/1/1999
6707654726    HONOLULU          HI         96821        Primary         SFR      360       73.5        6.88         6/1/1999
6709761081    LOS ANGELES       CA         90064        Primary         SFR      360       80.0        7.00         7/1/1999
6720931218    ENCINITAS         CA         92024        Primary         SFR      360       80.0        7.00         8/1/1999
6724795940    LOS ALTOS         CA         94024        Primary         SFR      360       80.0        7.25         7/1/1999
6732021511    SAN FRANCIS       CA         94118        Primary      2-Family    360       80.0        7.25         7/1/1999
6734577619    SAN JOSE          CA         95118        Primary         PUD      360       75.0        6.88         7/1/1999
6764967250    BERKELEY          CA         94705        Primary         SFR      360       69.8        7.13         7/1/1999
6765997025    CARLSBAD          CA         92009        Primary         SFR      360       90.0        7.38         7/1/1999
6766195900    SAN FRANCIS       CA         94127        Primary         SFR      360       67.6        7.25         7/1/1999
6772887615    LOS ANGELES       CA         91403        Primary         SFR      360       63.8        7.50         7/1/1999
6774572579    HERMOSA BEA       CA         90254        Investor     2-Family    360       69.6        7.50         7/1/1999
6777519080    KAILUA            HI         96734        Primary         SFR      360       77.4        7.25         8/1/1999
6780082860    LOS ANGELES       CA         90004        Primary         SFR      360       80.0        7.38         8/1/1999
6783181016    RANCHO PALO       CA         90275        Primary         SFR      360       63.2        7.00         7/1/1999
6788721352    SCOTTSDALE        AZ         85258        Primary         PUD      360       80.0        7.25         7/1/1999
6789841167    SAN FRANCIS       CA         94112        Primary         SFR      360       80.0        7.25         7/1/1999
6790640277    ENCINITAS         CA         92007        Primary         SFR      360       74.9        7.38         7/1/1999
6790923749    CARLSBAD          CA         92009        Primary         PUD      360       80.0        6.75         7/1/1999
6793711554    KELLER            TX         76248        Primary         SFR      360       80.0        7.38         7/1/1999
6793721850    NOVATO            CA         94945        Primary         SFR      360       79.0        7.25         7/1/1999
6794142510    DUBLIN            CA         94568        Primary         PUD      360       73.3        6.63         7/1/1999
6795578704    ISSAQUAH          WA         98029        Primary         PUD      360       80.0        7.13         7/1/1999
6798114317    SAN RAMON         CA         94583        Primary         PUD      360       80.0        6.88         7/1/1999
6799074528    ORINDA            CA         94563        Primary         SFR      360       80.0        6.88         7/1/1999
6805068100    NAPA              CA         94558        Primary         SFR      300       69.6        7.38         7/1/1999
6805329155    ORANGE            CA         92867        Primary         SFR      360       80.0        7.00         7/1/1999
6808625468    BELLEVUE          WA         98007        Primary         PUD      360       84.9        7.00         8/1/1999
6811444238    SANTA CLARA       CA         95050        Primary         SFR      360       79.8        7.25         7/1/1999
6817275271    SIMI VALLEY       CA         93065        Primary         SFR      360       80.0        6.75         7/1/1999
6817855080    SAN DIEGO         CA         92102        Primary         SFR      360       63.1        7.25         7/1/1999
6819216091    FREMONT,          CA         94536        Primary         SFR      360       95.0        7.75         7/1/1999
6819448371    HONOLULU          HI         96821        Primary         SFR      360       73.4        6.75         7/1/1999
6821966519    SANTA PAULA       CA         93060        Primary         SFR      360       76.5        7.25         7/1/1999
6825708966    SIMI VALLEY       CA         93063        Primary         SFR      360       90.0        6.88         7/1/1999
6827527737    SAN RAFAEL        CA         94903        Primary         SFR      360       72.3        7.13         7/1/1999
6829506184    SAN FRANCIS       CA         94131        Primary         SFR      360       66.3        7.25         7/1/1999
6833605410    LA MESA           CA         91941        Primary         SFR      360       80.0        7.13         7/1/1999
6846006788    SNOHOMISH         WA         98296        Primary         SFR      360       80.0        7.00         7/1/1999
6848819915    SAN FRANCIS       CA         94121        Primary         SFR      360       80.0        7.25         8/1/1999
6851201589    MONTEREY          CA         93940        Primary         SFR      360       65.2        7.63         8/1/1999
6854624506    NEW CANAAN        CT         6840         Primary         SFR      360       23.1        7.50         7/1/1999
6862561179    ENCINITAS         CA         92024        Primary         PUD      360       62.9        6.75         7/1/1999
6862843403    SAN JOSE          CA         95138        Primary         PUD      360       70.9        6.88         7/1/1999
6868355519    VALENCIA          CA         91354        Primary         PUD      360       79.9        7.13         7/1/1999
6869195765    VALENCIA          CA         91354        Primary         PUD      360       80.0        7.00         7/1/1999
6871439813    BURBANK           CA         91501        Primary         SFR      360       58.3        7.00         7/1/1999
6874045120    SAN FRANCIS       CA         94110        Primary      2-Family    360       80.0        7.13         7/1/1999
6878067344    SAN JOSE          CA         95148        Primary         SFR      360       70.0        7.00         7/1/1999
6878505285    SEATTLE           WA         98112        Primary         SFR      360       80.0        6.88         7/1/1999
6879150214    MONTEREY PA       CA         91754        Primary         SFR      360       80.0        6.88         7/1/1999
6881198391    PORTLAND          OR         97221        Primary         SFR      360       76.9        7.13         7/1/1999
6883857754    TUSTIN            CA         92782        Primary         PUD      360       80.0        7.00         7/1/1999
6887444914    NEWBERG           OR         97132        Primary         SFR      360       47.4        7.50         7/1/1999
6887893367    SALINAS           CA         93908        Primary         SFR      360       80.0        7.25         7/1/1999
6890215301    REDMOND           WA         98053        Primary         SFR      360       64.4        7.25         7/1/1999
6903398326    LIVERMORE         CA         94550        Primary         SFR      360       60.4        7.00         7/1/1999
6912806772    SCOTTSDALE        AZ         85259        Primary         PUD      360       80.0        7.25         7/1/1999
6918539666    FALLBROOK         CA         92028        Primary         SFR      360       90.0        7.25         7/1/1999
6922446122    SAN CLEMENT       CA         92672        Primary         PUD      360       63.0        7.25         7/1/1999
6927633112    LOS ANGELES       CA         90272        Primary         SFR      360       65.7        7.25         7/1/1999
6928069035    MERCER ISLA       WA         98040        Primary         SFR      360       80.0        6.88         7/1/1999
6932262188    SAN JOSE          CA         95138        Primary         PUD      360       80.0        7.00         7/1/1999
6933439892    SAN DIEGO         CA         92109       Secondary       Condo     360       90.0        7.25         7/1/1999
6935769239    MANHATTAN B       CA         90266        Primary         SFR      360       46.0        7.38         7/1/1999
6940780411    LOS ANGELES       CA         90272        Primary         SFR      360       50.0        7.00         7/1/1999
6953073282    REDWOOD CIT       CA         94062        Primary         SFR      360       74.4        7.25         7/1/1999
6953636617    SAN FRANCIS       CA         94131        Primary         SFR      360       80.0        7.25         7/1/1999
6954005317    PHOENIX           AZ         85048        Primary         PUD      360       90.0        7.13         7/1/1999
6954679475    THOUSAND OA       CA         91320        Primary         PUD      360       75.6        6.88         7/1/1999
6957241323    PALM DESERT       CA         92260       Secondary        PUD      360       46.2        7.25         7/1/1999
6958045194    WALNUT            CA         91789        Primary         SFR      360       69.1        7.25         7/1/1999
6959350114    FOLSOM            CA         95630        Primary         SFR      360       70.8        7.25         7/1/1999
6967454460    SAN MATEO         CA         94402        Primary         SFR      360       55.6        7.25         7/1/1999
6968969474    EL CAJON          CA         92021        Primary         SFR      360       68.2        7.25         7/1/1999
6972334665    LOS ANGELES       CA         91367        Primary         SFR      360       80.0        7.13         7/1/1999
6974816123    SAN CLEMENT       CA         92673        Primary         PUD      360       57.8        6.75         7/1/1999
6978791488    SAN JOSE          CA         95125        Primary         SFR      360       80.0        7.00         7/1/1999
6983600633    SANTA CRUZ        CA         95062        Primary         SFR      360       73.4        7.25         7/1/1999
6985426565    LOS ANGELES       CA         90005        Primary         SFR      360       80.0        7.38         7/1/1999
6986511381    ORANGE            CA         92869        Primary         SFR      360       80.0        7.25         7/1/1999
6993659512    ENCINITAS         CA         92024        Primary         SFR      360       53.5        7.13         7/1/1999
6994172242    SAN CARLOS        CA         94070        Primary         SFR      360       61.7        7.25         7/1/1999
6994756473    SUNNYVALE         CA         94086        Primary         SFR      360       62.1        7.25         7/1/1999
6994796404    CAMARILLO A       CA         93012        Primary         SFR      360       75.0        7.38         7/1/1999




                                                             EXHIBIT D-1

                                                    BAFSB MORTGAGE LOAN SCHEDULE
(CONTINUED)

LOAN#           MATDT                  PANDI      PTDATE               ORIG BAL ACT BALANCE      SCHED BALANCE          PURP
-----           -----                  -----      ------               --------------------      -------------          ----
5000048347     6/1/2029            $2,728.71     7/1/1999              $400,000         $400,000       399,687.96       PURCH
5000057611     6/1/2029              $658.32     7/1/1999               $94,150          $94,150        94,080.12       C/O REFI
5000082171     6/1/2029            $3,027.13     7/1/1999              $455,000         $455,000       454,627.04       PURCH
5000086974     6/1/2029            $1,964.67     7/1/1999              $288,000         $288,000       287,775.33       PURCH
5000096478     6/1/2029            $2,880.15     7/1/1999              $422,200         $422,200       421,870.64       PURCH
5000097575     7/1/2029            $1,933.90     7/1/1999              $280,000         $280,000       280,000.00       PURCH
5000098201     6/1/2029            $2,541.46     7/1/1999              $382,000         $382,000       381,686.87       PURCH
5000098383     6/1/2029            $2,333.39     7/1/1999              $342,050         $342,050       341,783.16       PURCH
5000117977     6/1/2029            $3,251.35     7/1/1999              $465,000         $465,000       464,654.90       C/O REFI
5000133685     6/1/2029            $3,130.51     7/1/1999              $458,900         $458,900       458,542.01       PURCH
5000176304     7/1/2029            $2,728.71     7/1/1999              $400,000         $400,000       400,000.00       PURCH
5000177666     6/1/2029            $3,859.67     7/1/1999              $552,000         $552,000       551,590.33       PURCH
5000178334     6/1/2029            $2,483.13     7/1/1999              $364,000         $364,000       363,716.04       PURCH
5000179282     6/1/2029            $4,356.61     7/1/1999              $646,650         $646,650       646,132.87       PURCH
5000179803     6/1/2029            $3,099.11     7/1/1999              $460,000         $460,000       459,632.14       PURCH
5000181635     6/1/2029            $2,227.31     7/1/1999              $326,500         $326,500       326,245.29       R/T REFI
5000183094     6/1/2029            $2,998.85     7/1/1999              $439,600         $439,600       439,257.07       PURCH
5000184050     6/1/2029            $1,720.42     7/1/1999              $246,050         $246,050       245,867.39       PURCH
5000184258     6/1/2029            $4,489.39     7/1/1999              $650,000         $650,000       649,505.40       PURCH
5000188879     6/1/2029            $2,355.32     7/1/1999              $349,600         $349,600       349,320.43       C/O REFI
5000232594     6/1/2029            $2,182.20     7/1/1999              $328,000         $328,000       327,731.13       PURCH
5000236710     6/1/2029            $1,602.37     7/1/1999              $232,000         $232,000       231,823.46       PURCH
5000239235     6/1/2029            $2,319.40     7/1/1999              $340,000         $340,000       340,000.00       C/O REFI
5000245018     6/1/2029            $1,650.62     7/1/1999              $245,000         $245,000       244,804.07       PURCH
5000266972     3/1/2029            $2,970.58     7/1/1999              $458,000         $456,810       456,409.32       R/T REFI
5000312800     7/1/2029            $3,321.27     7/1/1999              $475,000         $475,000       475,000.00       PURCH
5000331586     6/1/2029            $1,659.12     7/1/1999              $255,800         $255,800       255,579.76       R/T REFI
5000343888     6/1/2029            $2,462.87     7/1/1999              $400,000         $400,000       399,620.46       PURCH
5000402635     3/1/2029            $2,010.66     7/1/1999              $310,000         $309,195       308,923.32       R/T REFI
5000403104     6/1/2029            $3,489.87     7/1/1999              $518,000         $518,000       517,585.76       C/O REFI
5000408384     6/1/2029            $2,341.87     7/1/1999              $352,000         $352,000       351,711.46       R/T REFI
5000408426     6/1/2029            $1,816.08     7/1/1999              $280,000         $280,000       279,758.92       PURCH
5000428267     6/1/2029            $1,841.88     7/1/1999              $270,000         $270,000       269,789.37       PURCH
5000430131     6/1/2029            $2,295.30     7/1/1999              $345,000         $345,000       344,717.20       PURCH
5000435502     6/1/2029            $2,299.26     7/1/1999              $350,000         $349,706       349,705.96       PURCH
5000435585     5/1/2029            $1,978.01     7/1/1999              $301,100         $300,442       300,442.35       PURCH
5000435593     6/1/2029            $1,768.38     7/1/1999              $265,800         $265,800       265,582.12       PURCH
5000435791     6/1/2029            $2,077.74     7/1/1999              $312,300         $312,300       312,044.01       PURCH
5000435882     6/1/2029            $2,892.43     7/1/1999              $424,000         $424,000       423,669.24       PURCH
5000436112     6/1/2029            $2,660.57     7/1/1999              $405,000         $405,000       404,659.74       R/T REFI
5000436161     6/1/2029            $1,856.86     7/1/1999              $279,100         $279,100       278,871.22       PURCH
5000436427     6/1/2029            $3,931.94     7/1/1999              $591,000         $591,000       590,515.56       PURCH
5000436609     6/1/2029            $2,475.31     7/1/1999              $376,800         $376,800       376,483.44       PURCH
5000436716     5/1/2029            $2,424.71     7/1/1999              $359,900         $359,612       359,322.69       PURCH
5000437664     6/1/2029            $2,299.26     7/1/1999              $350,000         $350,000       349,705.95       PURCH
5000438613     6/1/2029            $2,120.53     7/1/1999              $314,750         $314,750       314,498.30       PURCH
5000439777     7/1/2029            $1,882.48     7/1/1999              $282,950         $282,950       282,950.00       PURCH
5000452895     6/1/2029            $2,025.73     7/1/1999              $296,950         $296,950       296,718.34       R/T REFI
5000455773     6/1/2029            $2,002.23     7/1/1999              $300,950         $300,950       300,703.31       PURCH
5000460351     6/1/2029            $2,594.68     7/1/1999              $390,000         $390,000       389,680.32       PURCH
5000471226     6/1/2029            $1,773.66     7/1/1999              $260,000         $260,000       259,797.17       PURCH
5000505387     6/1/2029            $2,827.54     7/1/1999              $425,000         $425,000       424,651.63       PURCH
5000505825     5/1/2029            $1,899.89     7/1/1999              $282,000         $282,000       281,774.49       R/T REFI
5000533900     6/1/2029            $3,148.63     7/1/1999              $467,350         $467,350       466,976.26       R/T REFI
5000534353     6/1/2029            $2,128.40     7/1/1999              $312,000         $312,000       311,756.60       PURCH
5000535277     6/1/2029            $2,072.03     7/1/1999              $300,000         $300,000       299,771.72       PURCH
5000535301     7/1/2029            $2,516.55     7/1/1999              $368,900         $368,900       368,900.00       PURCH
5000569284     6/1/2029            $3,069.80     7/1/1999              $450,000         $450,000       449,648.95       R/T REFI
5000580802     7/1/2029            $1,875.66     7/1/1999              $265,000         $265,000       265,000.00       PURCH
5000581107     6/1/2029            $2,256.96     7/1/1999              $335,000         $335,000       334,732.10       PURCH
5000582097     6/1/2029            $2,728.71     7/1/1999              $400,000         $400,000       399,687.96       PURCH
5000582295     6/1/2029            $1,922.12     7/1/1999              $285,300         $285,300       285,071.85       PURCH
5000582576     6/1/2029            $2,209.13     7/1/1999              $327,900         $327,900       327,637.78       R/T REFI
5000596337     6/1/2029            $2,015.87     7/1/1999              $303,000         $303,000       302,751.63       PURCH
5000598929     6/1/2029            $2,021.16     7/1/1999              $300,000         $300,000       299,760.09       PURCH
5000600634     6/1/2029            $2,012.43     7/1/1999              $295,000         $295,000       294,769.86       C/O REFI
5000601038     6/1/2029            $2,526.45     7/1/1999              $375,000         $375,000       374,700.11       PURCH
5000602283     6/1/2029            $3,613.11     7/1/1999              $550,000         $550,000       549,537.93       R/T REFI
5000616424     6/1/2029            $2,474.93     7/1/1999              $372,000         $372,000       371,695.07       R/T REFI
5000689579     6/1/2029            $2,254.37     7/1/1999              $326,400         $326,400       326,151.63       PURCH
5000689967     6/1/2029            $2,066.51     7/1/1999              $299,200         $299,200       298,972.32       R/T REFI
5000719590     6/1/2029            $2,469.48     7/1/1999              $362,000         $362,000       361,717.60       R/T REFI
5000730050     6/1/2029            $1,975.34     7/1/1999              $286,000         $286,000       285,782.37       R/T REFI
5000730811     6/1/2029            $2,084.12     7/1/1999              $301,750         $301,750       301,520.39       PURCH
5000730951     6/1/2029            $1,970.79     7/1/1999              $300,000         $300,000       299,747.96       PURCH
5000735067     6/1/2029            $2,127.75     7/1/1999              $297,000         $297,000       296,790.38       PURCH
5000746635     6/1/2029            $1,933.90     7/1/1999              $280,000         $280,000       279,786.93       PURCH
5000759000     6/1/2029            $4,379.18     7/1/1999              $650,000         $650,000       649,480.20       PURCH
5000802156     6/1/2029            $2,578.05     7/1/1999              $387,500         $387,500       387,182.37       PURCH
5000837624     6/1/2029            $1,981.83     7/1/1999              $280,000         $280,000       279,797.34       PURCH
5000838804     6/1/2029            $1,707.35     7/1/1999              $247,200         $247,200       247,011.90       PURCH
5000842806     6/1/2029            $1,953.79     7/1/1999              $290,000         $290,000       289,768.09       PURCH
5000846518     6/1/2029            $4,379.18     7/1/1999              $650,000         $650,000       649,480.20       PURCH
5000859024     6/1/2029            $2,029.48     7/1/1999              $297,500         $297,500       297,267.92       R/T REFI
5000945526     6/1/2029            $1,793.42     7/1/1999              $273,000         $273,000       272,770.64       PURCH
5000945609     6/1/2029            $2,534.97     7/1/1999              $371,600         $371,600       371,310.11       PURCH
5000945765     6/1/2029            $1,706.47     7/1/1999              $250,150         $250,150       249,954.85       PURCH
5000949197     6/1/2029            $1,947.05     7/1/1999              $289,000         $289,000       288,768.89       R/T REFI
6005918567     6/1/2029            $1,696.53     7/1/1999              $255,000         $255,000       254,790.97       C/O REFI
6006179599     6/1/2029            $2,331.03     7/1/1999              $337,500         $337,500       337,243.19       C/O REFI
6008624022     6/1/2029            $2,677.85     7/1/1999              $402,500         $402,500       402,170.07       PURCH
6008739424     6/1/2029            $2,974.58     7/1/1999              $452,800         $452,800       452,419.59       PURCH
6011127641     6/1/2029            $2,378.46     7/1/1999              $357,500         $357,500       357,206.96       PURCH
6011384705     6/1/2029            $2,209.52     7/1/1999              $316,000         $316,000       315,765.48       R/T REFI
6011781082     6/1/2029            $1,920.10     7/1/1999              $285,000         $285,000       284,772.09       PURCH
6013389603     6/1/2029            $2,748.78     7/1/1999              $408,000         $408,000       407,673.72       PURCH
6017707842     6/1/2029            $2,586.82     7/1/1999              $379,200         $379,200       378,904.18       PURCH
6018705209     6/1/2029            $2,210.57     7/1/1999              $336,500         $336,500       336,217.29       PURCH
6020006125     6/1/2029            $2,438.34     7/1/1999              $366,500         $366,500       366,199.58       PURCH
6026590981     6/1/2029            $2,300.42     7/1/1999              $329,000         $329,000       328,755.83       PURCH
6035895918     6/1/2029            $2,912.90     7/1/1999              $427,000         $427,000       426,666.89       R/T REFI
6036745054     6/1/2029            $2,108.09     7/1/1999              $320,900         $320,900       320,630.40       R/T REFI
6038572811     6/1/2029            $3,064.75     7/1/1999              $454,900         $454,900       454,536.22       PURCH
6040902782     6/1/2029            $1,787.31     7/1/1999              $262,000         $262,000       261,795.61       R/T REFI
6048391699     6/1/2029            $2,328.56     7/1/1999              $350,000         $350,000       349,713.11       PURCH
6048904459     6/1/2029            $2,237.54     7/1/1999              $328,000         $328,000       327,744.13       R/T REFI
6049620781     6/1/2029            $3,632.15     7/1/1999              $560,000         $560,000       559,517.85       PURCH
6051878269     6/1/2029            $2,155.68     7/1/1999              $316,000         $316,000       315,753.49       PURCH
6052497366     6/1/2029            $4,372.76     7/1/1999              $641,000         $641,000       640,499.95       R/T REFI
6057573104     6/1/2029            $2,236.75     7/1/1999              $332,000         $332,000       331,734.50       PURCH
6063184128     6/1/2029            $1,797.54     7/1/1999              $263,500         $263,500       263,294.44       R/T REFI
6065215029     6/1/2029            $1,995.37     7/1/1999              $292,500         $292,500       292,271.82       C/O REFI
6065321702     6/1/2029            $1,893.04     7/1/1999              $277,500         $277,500       277,283.52       C/O REFI
6069236294     6/1/2029            $2,401.27     7/1/1999              $352,000         $352,000       351,725.40       PURCH
6070034308     6/1/2029            $2,526.45     7/1/1999              $375,000         $375,000       374,700.11       R/T REFI
6072193888     6/1/2029            $2,470.06     7/1/1999              $376,000         $376,000       375,684.11       PURCH
6075172590     6/1/2029            $2,560.14     7/1/1999              $380,000         $380,000       379,696.11       PURCH
6086291397     6/1/2029            $3,699.09     7/1/1999              $556,000         $556,000       555,544.24       PURCH
6086394381     6/1/2029            $1,866.44     7/1/1999              $273,600         $273,600       273,386.56       PURCH
6099524974     6/1/2029            $3,991.82     7/1/1999              $600,000         $600,000       599,508.18       PURCH
6101596697     6/1/2029            $1,756.40     7/1/1999              $264,000         $264,000       263,783.60       R/T REFI
6104545709     6/1/2029            $2,919.72     7/1/1999              $428,000         $428,000       427,666.11       PURCH
6107604990     6/1/2029            $3,543.76     7/1/1999              $526,000         $526,000       525,579.37       PURCH
6112322448     6/1/2029            $2,727.57     7/1/1999              $415,200         $415,200       414,851.18       PURCH
6112623217     7/1/2029            $3,299.91     7/1/1999              $496,000         $496,000       496,000.00       PURCH
6114025734     6/1/2029            $3,751.97     7/1/1999              $550,000         $550,000       549,570.95       C/O REFI
6114940734     6/1/2029            $2,156.57     7/1/1999              $336,800         $336,800       336,502.85       PURCH
6115260504     6/1/2029            $2,367.16     7/1/1999              $347,000         $347,000       346,729.30       PURCH
6124578607     7/1/2029            $2,387.62     7/1/1999              $350,000         $350,000       350,000.00       C/O REFI
6124638161     6/1/2029            $2,517.36     7/1/1999              $383,200         $383,200       382,878.06       PURCH
6125156569     6/1/2029            $2,863.31     7/1/1999              $425,000         $425,000       424,660.13       C/O REFI
6129036924     6/1/2029            $1,888.27     7/1/1999              $276,800         $276,800       276,584.06       PURCH
6135425335     6/1/2029            $2,837.94     7/1/1999              $432,000         $432,000       431,637.06       PURCH
6136859656     6/1/2029            $1,749.13     7/1/1999              $250,155         $250,155       249,969.34       PURCH
6139763848     7/1/2029            $2,048.11     7/1/1999              $304,000         $304,000       304,000.00       PURCH
6147819160     7/1/2029            $1,896.12     7/1/1999              $285,000         $285,000       285,000.00       PURCH
6151209852     6/1/2029            $3,160.19     7/1/1999              $475,000         $475,000       474,610.64       R/T REFI
6152143373     6/1/2029            $3,085.94     7/1/1999              $446,800         $446,800       446,460.02       PURCH
6152509540     6/1/2029            $3,001.58     7/1/1999              $440,000         $440,000       439,656.75       PURCH
6153000663     6/1/2029            $1,730.56     7/1/1999              $247,500         $247,500       247,316.32       PURCH
6157613412     6/1/2029            $3,672.24     7/1/1999              $559,000         $559,000       558,530.36       PURCH
6158650108     6/1/2029            $2,450.35     7/1/1999              $373,000         $373,000       372,686.63       R/T REFI
6159373635     6/1/2029            $1,886.42     7/1/1999              $280,000         $280,000       279,776.08       C/O REFI
6161029761     6/1/2029            $3,936.32     7/1/1999              $599,200         $599,200       598,696.60       PURCH
6163321562     6/1/2029            $3,172.17     7/1/1999              $476,800         $476,800       476,409.16       PURCH
6164064039     7/1/2029            $1,771.37     7/1/1999              $266,250         $266,250       266,250.00       C/O REFI
6164469022     6/1/2029            $3,284.65     7/1/1999              $500,000         $500,000       499,579.93       PURCH
6165667525     6/1/2029            $1,730.56     7/1/1999              $247,500         $247,500       247,316.32       R/T REFI
6171385104     6/1/2029            $3,152.61     7/1/1999              $479,900         $479,900       479,496.82       PURCH
6173760254     6/1/2029            $2,794.28     7/1/1999              $420,000         $420,000       419,655.72       C/O REFI
6175951745     6/1/2029            $2,122.22     7/1/1999              $315,000         $315,000       314,748.09       R/T REFI
6178142706     6/1/2024            $1,761.04     7/1/1999              $252,000         $252,000       251,682.71       R/T REFI
6183603551     6/1/2029            $2,769.64     7/1/1999              $406,000         $406,000       405,683.28       PURCH
6191308177     7/1/2029            $2,114.75     7/1/1999              $310,000         $310,000       310,000.00       C/O REFI
6194796543     6/1/2029            $2,953.95     7/1/1999              $444,000         $444,000       443,636.05       PURCH
6196009580     6/1/2029            $2,472.55     7/1/1999              $367,000         $367,000       366,706.51       R/T REFI
6198139344     6/1/2029            $2,880.77     7/1/1999              $412,000         $412,000       411,694.23       PURCH
6200760699     7/1/2029            $2,733.93     7/1/1999              $391,000         $391,000       391,000.00       R/T REFI
6204267741     6/1/2029            $2,097.65     7/1/1999              $300,000         $300,000       299,777.35       C/O REFI
6205425371     6/1/2029            $3,011.35     7/1/1999              $436,000         $436,000       435,668.23       PURCH
6213340208     7/1/2029            $4,311.17     7/1/1999              $648,000         $648,000       648,000.00       PURCH
6214360189     6/1/2029            $2,299.26     7/1/1999              $350,000         $350,000       349,705.95       R/T REFI
6223026565     6/1/2029            $2,428.55     7/1/1999              $356,000         $356,000       355,722.28       PURCH
6231337749     6/1/2029            $1,783.02     7/1/1999              $268,000         $268,000       267,780.31       PURCH
6233885877     6/1/2029            $2,192.90     7/1/1999              $317,500         $317,500       317,258.40       R/T REFI
6237660151     6/1/2029            $3,409.18     7/1/1999              $493,600         $493,600       493,224.40       PURCH
6240649456     6/1/2029            $3,162.44     7/1/1999              $469,400         $469,400       469,024.62       PURCH
6243503361     6/1/2029            $3,130.92     7/1/1999              $470,600         $470,600       470,214.25       PURCH
6250091409     6/1/2029            $4,365.93     7/1/1999              $640,000         $640,000       639,500.74       R/T REFI
6258830881     6/1/2029            $1,722.50     7/1/1999              $252,500         $252,500       252,303.02       R/T REFI
6266750527     6/1/2029            $1,800.95     7/1/1999              $264,000         $264,000       263,794.05       PURCH
6271135110     6/1/2029            $2,614.03     7/1/1999              $388,000         $388,000       387,689.72       PURCH
6273680089     6/1/2029            $2,387.62     7/1/1999              $350,000         $350,000       349,726.96       R/T REFI
6276470124     6/1/2029            $1,807.77     7/1/1999              $265,000         $265,000       264,793.27       R/T REFI
6281216330     6/1/2029            $3,393.05     7/1/1999              $510,000         $510,000       509,581.95       PURCH
6285219215     6/1/2029            $2,135.02     7/1/1999              $325,000         $325,000       324,726.96       PURCH
6285248669     6/1/2029            $3,158.06     7/1/1999              $468,750         $468,750       468,375.14       C/O REFI
6290035374     6/1/2029            $1,987.37     7/1/1999              $291,327         $291,327       291,099.73       R/T REFI
6291530035     6/1/2029            $2,123.39     7/1/1999              $300,000         $300,000       299,782.86       C/O REFI
6295404468     6/1/2029            $2,141.10     7/1/1999              $310,000         $310,000       309,764.11       PURCH
6299818184     6/1/2029            $1,842.56     7/1/1999              $276,950         $276,950       276,722.98       PURCH
6302394306     7/1/2029            $1,770.87     7/1/1999              $262,850         $262,850       262,850.00       R/T REFI
6306918449     6/1/2029            $1,697.78     7/1/1999              $252,000         $252,000       251,798.47       PURCH
6307158292     6/1/2029            $2,072.03     7/1/1999              $300,000         $300,000       299,771.72       PURCH
6308499505     7/1/2029            $1,889.46     7/1/1999              $284,000         $284,000       284,000.00       R/T REFI
6311205089     6/1/2029            $1,755.73     7/1/1999              $251,100         $251,100       250,913.65       PURCH
6311956020     6/1/2029            $2,187.19     7/1/1999              $328,750         $328,750       328,480.52       PURCH
6313744101     6/1/2029            $2,157.03     7/1/1999              $328,350         $328,350       328,074.14       PURCH
6318572267     6/1/2029            $2,144.55     7/1/1999              $310,500         $310,500       310,263.73       PURCH
6321736727     6/1/2029            $1,995.91     7/1/1999              $300,000         $300,000       299,754.09       C/O REFI
6322795581     6/1/2029            $1,864.86     7/1/1999              $276,800         $276,800       276,578.64       PURCH
6324673562     6/1/2029            $2,806.41     7/1/1999              $396,500         $396,500       396,213.02       R/T REFI
6326956601     6/1/2029            $1,769.54     7/1/1999              $247,000         $247,000       247,000.00       PURCH
6335767601     6/1/2029            $2,095.27     7/1/1999              $311,000         $311,000       310,751.29       C/O REFI
6341211404     6/1/2029            $1,911.80     7/1/1999              $280,250         $280,250       280,031.38       PURCH
6344449720     6/1/2029            $1,899.89     7/1/1999              $282,000         $282,000       281,774.49       C/O REFI
6351802803     6/1/2029            $3,705.46     7/1/1999              $550,000         $550,000       549,560.17       C/O REFI
6357027637     6/1/2029            $3,007.17     7/1/1999              $452,000         $452,000       451,629.50       PURCH
6358902143     6/1/2029            $2,144.77     7/1/1999              $314,400         $314,400       314,154.73       PURCH
6359996250     6/1/2029            $1,863.03     7/1/1999              $273,100         $273,100       272,886.95       PURCH
6363921559     6/1/2029            $2,694.88     7/1/1999              $400,000         $400,000       399,680.12       PURCH
6367414643     6/1/2029            $1,790.72     7/1/1999              $262,500         $262,500       262,295.22       R/T REFI
6368291222     6/1/2029            $4,363.10     7/1/1999              $624,000         $624,000       623,536.90       PURCH
6369408627     6/1/2029            $1,796.32     7/1/1999              $270,000         $270,000       269,778.68       PURCH
6378587817     6/1/2029            $1,985.93     7/1/1999              $298,500         $298,500       298,255.32       C/O REFI
6378665480     6/1/2029            $2,107.95     7/1/1999              $325,000         $325,000       324,720.18       PURCH
6382743851     6/1/2029            $3,045.21     7/1/1999              $452,000         $452,000       451,638.54       PURCH
6383279376     6/1/2029            $4,045.31     7/1/1999              $593,000         $593,000       592,537.40       R/T REFI
6388950427     6/1/2029            $2,919.72     7/1/1999              $428,000         $428,000       427,666.11       PURCH
6399951455     6/1/2029            $1,862.85     7/1/1999              $280,000         $280,000       279,770.48       PURCH
6401475964     6/1/2029            $3,398.13     7/1/1999              $492,000         $492,000       491,625.62       C/O REFI
6404421817     6/1/2029            $1,763.06     7/1/1999              $265,000         $265,000       265,000.00       PURCH
6404962190     7/1/2029            $2,567.74     7/1/1999              $385,950         $385,950       385,950.00       PURCH
6408508346     6/1/2029            $2,344.55     7/1/1999              $348,000         $348,000       347,721.70       PURCH
6414334208     7/1/2029            $2,162.24     7/1/1999              $325,000         $325,000       325,000.00       R/T REFI
6417667216     6/1/2029            $3,751.97     7/1/1999              $550,000         $550,000       549,570.95       PURCH
6417686091     6/1/2029            $3,766.95     7/1/1999              $566,200         $566,200       565,735.88       PURCH
6420951615     6/1/2029            $1,967.40     7/1/1999              $288,400         $288,400       288,175.02       C/O REFI
6422115029     6/1/2029            $2,829.62     7/1/1999              $420,000         $420,000       419,664.13       PURCH
6424885959     6/1/2029            $2,554.10     7/1/1999              $383,900         $383,900       383,585.32       PURCH
6435924284     6/1/2029            $3,862.75     7/1/1999              $588,000         $588,000       593,251.75       PURCH
6440647805     6/1/2029            $1,729.79     7/1/1999              $260,000         $260,000       259,786.88       PURCH
6443819799     6/1/2029            $2,694.60     7/1/1999              $395,000         $395,000       394,691.86       R/T REFI
6446318955     6/1/2029            $1,796.32     7/1/1999              $270,000         $270,000       269,778.68       C/O REFI
64482502      10/1/2028            $2,122.22     7/1/1999              $315,000         $277,908       277,436.17       PURCH
6451290230     6/1/2029            $2,941.55     7/1/1999              $431,200         $431,200       430,863.62       PURCH
6455548443     6/1/2029            $2,046.53     7/1/1999              $300,000         $300,000       299,765.97       R/T REFI
6466060370     6/1/2029            $4,544.90     7/1/1999              $650,000         $650,000       649,517.60       R/T REFI
6466490080     6/1/2029            $2,251.19     7/1/1999              $330,000         $330,000       329,742.56       C/O REFI
6467612351     6/1/2029            $2,102.18     7/1/1999              $320,000         $320,000       319,731.15       PURCH
6468518854     6/1/2029            $1,954.37     7/1/1999              $297,500         $297,500       297,250.06       R/T REFI
6468995755     6/1/2029            $1,755.74     7/1/1999              $263,900         $263,900       263,683.68       PURCH
6471532637     6/1/2029            $3,560.97     7/1/1999              $522,000         $522,000       521,592.78       PURCH
6471755717     6/1/2029            $2,208.81     7/1/1999              $332,000         $332,000       331,727.86       PURCH
6484422925     6/1/2029            $2,325.53     7/1/1999              $354,000         $354,000       353,702.60       R/T REFI
6484545899     6/1/2029            $3,608.72     7/1/1999              $529,000         $529,000       528,587.32       R/T REFI
6488075943     6/1/2029            $2,492.76     7/1/1999              $370,000         $370,000       369,704.12       R/T REFI
6495920073     6/1/2029            $2,088.53     7/1/1999              $310,000         $310,000       309,752.10       C/O REFI
6497550092     6/1/2029            $2,158.47     7/1/1999              $308,699         $308,699       308,469.90       R/T REFI
6500434938     6/1/2029            $2,223.90     7/1/1999              $326,000         $326,000       325,745.68       R/T REFI
6500501199     6/1/2029            $2,461.77     7/1/1999              $365,400         $365,400       365,107.79       PURCH
6500777401     6/1/2029            $3,383.60     7/1/1999              $496,000         $496,000       495,613.07       PURCH
6501425737     6/1/2029            $2,048.11     7/1/1999              $304,000         $304,000       303,756.89       PURCH
6525388671     6/1/2029            $2,069.33     7/1/1999              $315,000         $315,000       314,735.36       PURCH
6531340203     6/1/2029            $3,485.90     7/1/1999              $537,450         $537,450       536,987.26       PURCH
6532063564     7/1/2029            $1,995.91     7/1/1999              $300,000         $300,000       300,000.00       PURCH
6532755953     6/1/2029            $2,910.47     7/1/1999              $432,000         $432,000       431,654.53       PURCH
6533265143     6/1/2029            $1,868.62     7/1/1999              $288,100         $288,100       287,851.94       PURCH
6537728005     6/1/2029            $2,995.60     7/1/1999              $456,000         $456,000       455,616.90       PURCH
65405269       6/1/2029            $1,830.83     7/1/1999              $275,187         $275,187       274,961.43       PURCH
6544228809     6/1/2029            $1,855.52     7/1/1999              $272,000         $272,000       271,787.81       PURCH
6551425868     6/1/2029            $2,661.19     7/1/1999              $395,000         $395,000       394,684.12       PURCH
6552470137     6/1/2029            $2,106.56     7/1/1999              $305,000         $305,000       304,767.92       R/T REFI
6554688629     6/1/2029            $2,627.72     7/1/1999              $400,000         $400,000       399,663.95       PURCH
6571481131     6/1/2029            $1,875.99     7/1/1999              $275,000         $275,000       274,785.47       R/T REFI
6572131396     6/1/2029            $2,208.81     7/1/1999              $332,000         $332,000       331,727.86       PURCH
6574911985     6/1/2029            $2,837.86     7/1/1999              $416,000         $416,000       415,675.47       PURCH
6576912957     6/1/2029            $2,844.68     7/1/1999              $417,000         $417,000       416,674.70       R/T REFI
6586476159     6/1/2029            $2,387.62     7/1/1999              $350,000         $350,000       349,726.96       PURCH
6589362513     6/1/2029            $2,575.22     7/1/1999              $377,500         $377,500       377,205.51       C/O REFI
6590799927     6/1/2029            $2,020.73     7/1/1999              $289,000         $289,000       288,785.52       R/T REFI
6592697251     6/1/2029            $1,943.56     7/1/1999              $284,905         $284,905       284,682.74       PURCH
6597901237     6/1/2029            $2,155.68     7/1/1999              $316,000         $316,000       315,753.49       PURCH
6606813340     6/1/2029            $1,955.03     7/1/1999              $297,600         $297,600       297,349.97       PURCH
6610421890     6/1/2029            $3,011.35     7/1/1999              $436,000         $436,000       435,668.23       R/T REFI
6614573498     6/1/2029            $2,824.83     7/1/1999              $404,000         $404,000       403,700.17       R/T REFI
6619427492     6/1/2029            $4,434.15     7/1/1999              $650,000         $650,000       649,492.93       PURCH
6620404811     6/1/2029            $1,697.78     7/1/1999              $252,000         $252,000       251,798.47       PURCH
6622325428     6/1/2029            $1,916.08     7/1/1999              $288,000         $288,000       287,763.92       PURCH
6624579253     6/1/2029            $2,674.14     7/1/1999              $392,000         $392,000       391,694.19       PURCH
6626140674     6/1/2029            $1,705.45     7/1/1999              $250,000         $250,000       249,804.97       PURCH
6626462854     6/1/2029            $2,865.15     7/1/1999              $420,000         $420,000       419,672.35       PURCH
66317550       6/1/2029            $1,814.28     7/1/1999              $272,700         $272,700       272,476.47       PURCH
6639472502     6/1/2029            $2,554.77     7/1/1999              $384,000         $384,000       383,685.23       PURCH
6644756584     7/1/2029            $1,795.76     7/1/1999              $260,000         $260,000       260,000.00       PURCH
6647908547     7/1/2029            $2,264.83     7/1/1999              $332,000         $332,000       332,000.00       PURCH
6649755300     6/1/2029            $3,153.01     7/1/1999              $468,000         $468,000       467,625.74       PURCH
6654510111     6/1/2029            $2,967.47     7/1/1999              $435,000         $435,000       434,660.66       R/T REFI
6660982072     6/1/2029            $3,268.99     7/1/1999              $479,200         $479,200       478,826.18       PURCH
6661649076     7/1/2029            $1,874.45     7/1/1999              $289,000         $289,000       289,000.00       R/T REFI
6666659245     6/1/2029            $2,122.22     7/1/1999              $315,000         $315,000       314,748.09       R/T REFI
6684283614     6/1/2029            $2,072.03     7/1/1999              $300,000         $300,000       299,771.72       C/O REFI
6688852984     6/1/2029            $3,069.80     7/1/1999              $450,000         $450,000       449,648.95       R/T REFI
6693091867     6/1/2029            $2,133.85     7/1/1999              $312,800         $312,800       312,555.98       PURCH
6693742154     6/1/2029            $1,732.81     7/1/1999              $257,200         $257,200       256,994.32       PURCH
6694334761     6/1/2029            $3,284.65     7/1/1999              $500,000         $500,000       499,579.93       PURCH
6695584786     6/1/2029            $3,683.76     7/1/1999              $540,000         $540,000       539,578.74       PURCH
6699035462     6/1/2029            $3,274.45     7/1/1999              $480,000         $480,000       479,625.55       PURCH
6703507266     6/1/2029            $3,058.20     7/1/1999              $448,300         $448,300       447,950.28       R/T REFI
6707654726     5/1/2029            $2,969.32     7/1/1999              $452,000         $452,000       451,620.26       R/T REFI
6709761081     6/1/2029            $1,979.95     7/1/1999              $297,600         $297,600       297,356.05       PURCH
6720931218     7/1/2029            $2,528.15     7/1/1999              $380,000         $380,000       380,000.00       PURCH
6724795940     6/1/2029            $3,711.04     7/1/1999              $544,000         $544,000       543,575.63       R/T REFI
6732021511     6/1/2029            $3,148.93     7/1/1999              $461,600         $461,600       461,239.90       PURCH
6734577619     6/1/2029            $2,120.90     7/1/1999              $322,850         $322,850       322,578.76       C/O REFI
6764967250     6/1/2029            $4,042.32     7/1/1999              $600,000         $600,000       599,520.18       C/O REFI
6765997025     6/1/2029            $2,219.14     7/1/1999              $321,300         $321,300       321,055.52       PURCH
6766195900     6/1/2029            $2,073.82     7/1/1999              $304,000         $304,000       303,762.85       R/T REFI
6772887615     6/1/2029            $3,566.00     7/1/1999              $510,000         $510,000       509,621.50       C/O REFI
6774572579     6/1/2029            $2,796.86     7/1/1999              $400,000         $400,000       399,703.14       PURCH
6777519080     7/1/2029            $4,434.15     7/1/1999              $650,000         $650,000       650,000.00       PURCH
6780082860     7/1/2029            $2,735.08     7/1/1999              $396,000         $396,000       396,000.00       PURCH
6783181016     6/1/2029            $2,355.18     7/1/1999              $354,000         $354,000       353,709.82       R/T REFI
6788721352     6/1/2029            $3,820.19     7/1/1999              $560,000         $560,000       559,563.14       PURCH
6789841167     6/1/2029            $1,855.52     7/1/1999              $272,000         $272,000       271,787.81       PURCH
6790640277     6/1/2029            $1,940.11     7/1/1999              $280,900         $280,900       280,686.25       R/T REFI
6790923749     6/1/2029            $2,472.46     7/1/1999              $381,200         $381,200       380,871.79       PURCH
6793711554     6/1/2029            $2,209.47     7/1/1999              $319,900         $319,900       319,656.58       PURCH
6793721850     6/1/2029            $3,540.50     7/1/1999              $519,000         $519,000       518,595.13       R/T REFI
6794142510     6/1/2029            $1,805.68     7/1/1999              $282,000         $282,000       281,751.20       PURCH
6795578704     6/1/2029            $2,538.24     7/1/1999              $376,750         $376,750       376,448.71       PURCH
6798114317     6/1/2029            $3,188.08     7/1/1999              $485,300         $485,300       484,892.28       PURCH
6799074528     6/1/2029            $2,238.82     7/1/1999              $340,800         $340,800       340,513.68       PURCH
6805068100     6/1/2024            $2,287.66     7/1/1999              $313,000         $313,000       312,635.99       R/T REFI
6805329155     6/1/2029            $2,139.62     7/1/1999              $321,600         $321,600       321,336.38       PURCH
6808625468     7/1/2029            $2,541.46     7/1/1999              $382,000         $382,000       382,000.00       PURCH
6811444238     6/1/2029            $2,367.16     7/1/1999              $347,000         $347,000       346,729.30       R/T REFI
6817275271     6/1/2029            $1,938.66     7/1/1999              $298,900         $298,900       298,642.65       PURCH
6817855080     6/1/2029            $1,746.38     7/1/1999              $256,000         $256,000       255,800.29       PURCH
6819216091     6/1/2029            $1,994.14     7/1/1999              $278,350         $278,350       278,153.54       PURCH
6819448371     6/1/2029            $3,761.87     7/1/1999              $580,000         $580,000       579,500.63       R/T REFI
6821966519     6/1/2029            $2,660.49     7/1/1999              $390,000         $390,000       389,695.76       R/T REFI
6825708966     6/1/2029            $1,803.27     7/1/1999              $274,500         $274,500       274,269.39       PURCH
6827527737     6/1/2029            $1,899.89     7/1/1999              $282,000         $282,000       281,774.49       R/T REFI
6829506184     6/1/2029            $2,715.07     7/1/1999              $398,000         $398,000       397,689.51       R/T REFI
6833605410     6/1/2029            $1,751.67     7/1/1999              $260,000         $260,000       259,792.08       R/T REFI
6846006788     6/1/2029            $2,048.47     7/1/1999              $307,900         $307,900       307,647.61       PURCH
6848819915     7/1/2029            $2,865.15     7/1/1999              $420,000         $420,000       420,000.00       PURCH
6851201589     7/1/2029            $2,654.23     7/1/1999              $375,000         $375,000       375,000.00       PURCH
6854624506     6/1/2029            $6,292.94     7/1/1999              $900,000         $900,000       899,332.06       PURCH
6862561179     6/1/2029            $2,691.69     7/1/1999              $415,000         $415,000       414,642.69       PURCH
6862843403     6/1/2029            $2,726.26     7/1/1999              $415,000         $415,000       414,651.34       R/T REFI
6868355519     6/1/2029            $1,819.38     7/1/1999              $270,050         $270,050       269,834.04       PURCH
6869195765     6/1/2029            $2,016.54     7/1/1999              $303,100         $303,100       302,851.54       PURCH
6871439813     6/1/2029            $2,328.56     7/1/1999              $350,000         $350,000       349,713.11       R/T REFI
6874045120     6/1/2029            $2,829.62     7/1/1999              $420,000         $420,000       419,664.13       PURCH
6878067344     6/1/2029            $1,979.28     7/1/1999              $297,500         $297,500       297,256.14       PURCH
6878505285     6/1/2029            $2,627.72     7/1/1999              $400,000         $400,000       399,663.95       PURCH
6879150214     6/1/2029            $2,031.23     7/1/1999              $309,200         $309,200       308,940.23       PURCH
6881198391     6/1/2029            $2,124.91     7/1/1999              $315,400         $315,400       315,147.78       R/T REFI
6883857754     6/1/2029            $2,408.07     7/1/1999              $361,950         $361,950       361,653.31       PURCH
6887444914     6/1/2029            $2,097.65     7/1/1999              $300,000         $300,000       299,777.35       C/O REFI
6887893367     6/1/2029            $1,893.73     7/1/1999              $277,600         $277,600       277,383.44       PURCH
6890215301     6/1/2029            $3,733.28     7/1/1999              $547,260         $547,260       546,833.08       R/T REFI
6903398326     6/1/2029            $2,328.56     7/1/1999              $350,000         $350,000       349,713.11       PURCH
6912806772     6/1/2029            $2,012.08     7/1/1999              $294,950         $294,950       294,719.91       PURCH
6918539666     6/1/2029            $2,302.35     7/1/1999              $337,500         $337,500       337,236.71       PURCH
6922446122     6/1/2029            $2,837.86     7/1/1999              $416,000         $416,000       415,675.47       R/T REFI
6927633112     6/1/2029            $4,434.15     7/1/1999              $650,000         $650,000       649,492.93       C/O REFI
6928069035     6/1/2029            $4,151.80     7/1/1999              $632,000         $632,000       631,469.03       PURCH
6932262188     6/1/2029            $2,978.56     7/1/1999              $447,700         $447,700       447,333.02       PURCH
6933439892     6/1/2029            $1,768.21     7/1/1999              $259,200         $259,200       258,997.79       PURCH
6935769239     6/1/2029            $1,716.33     7/1/1999              $248,500         $248,500       248,310.91       R/T REFI
6940780411     6/1/2029            $3,991.82     7/1/1999              $600,000         $600,000       599,508.18       C/O REFI
6953073282     6/1/2029            $4,058.95     7/1/1999              $595,000         $595,000       594,535.84       R/T REFI
6953636617     6/1/2029            $2,592.27     7/1/1999              $380,000         $380,000       379,703.56       PURCH
6954005317     6/1/2029            $1,879.68     7/1/1999              $279,000         $279,000       278,776.88       PURCH
6954679475     6/1/2029            $1,970.79     7/1/1999              $300,000         $300,000       299,747.96       PURCH
6957241323     6/1/2029            $4,093.06     7/1/1999              $600,000         $600,000       599,531.94       PURCH
6958045194     6/1/2029            $4,434.15     7/1/1999              $650,000         $650,000       649,492.93       R/T REFI
6959350114     6/1/2029            $2,319.40     7/1/1999              $340,000         $340,000       339,734.77       R/T REFI
6967454460     6/1/2029            $3,506.39     7/1/1999              $514,000         $514,000       513,599.03       R/T REFI
6968969474     6/1/2029            $2,036.30     7/1/1999              $298,500         $298,500       298,267.14       R/T REFI
6972334665     6/1/2029            $1,994.21     7/1/1999              $296,000         $296,000       295,763.29       PURCH
6974816123     6/1/2029            $1,794.35     7/1/1999              $276,650         $276,650       276,411.81       PURCH
6978791488     6/1/2029            $3,007.17     7/1/1999              $452,000         $452,000       451,629.50       PURCH
6983600633     6/1/2029            $1,978.32     7/1/1999              $290,000         $290,000       289,773.76       R/T REFI
6985426565     6/1/2029            $1,906.27     7/1/1999              $276,000         $276,000       275,789.98       R/T REFI
6986511381     6/1/2029            $4,174.92     7/1/1999              $612,000         $612,000       611,522.58       PURCH
6993659512     6/1/2029            $2,541.27     7/1/1999              $377,200         $377,200       376,898.36       R/T REFI
6994172242     6/1/2029            $2,208.21     7/1/1999              $323,700         $323,700       323,447.48       R/T REFI
6994756473     6/1/2029            $2,012.43     7/1/1999              $295,000         $295,000       294,769.86       R/T REFI
6994796404     6/1/2029            $3,159.84     7/1/1999              $457,500         $457,500       457,151.88       PURCH


                                                        Total Loans                            373.00
                                                          Sched UPB                    139,464,495.89
                                                                WAC                              7.14
                                                                WAM                            358.79
                                                              WOLTV                             72.56





LOAN#                    DOC        APPRAISAL           RTERM        CLTV
---------                ---        ---------           -----        ----
5000048347               FULL          $765,000          359         52.2
5000057611               FULL          $134,500          359         69.9
5000082171               RAPD          $705,000          359         64.5
5000086974               FULL          $360,000          359         79.9
5000096478               RAPD          $528,000          359         79.9
5000097575               RAPD          $350,000          360         80.0
5000098201               RAPD          $625,000          359         62.6
5000098383               RAPD          $380,500          359         89.8
5000117977               FULL          $900,000          359         51.6
5000133685               RAPD          $659,000          359         69.6
5000176304               RAPD          $600,000          360         66.7
5000177666               RAPD          $690,000          359         79.9
5000178334               FULL          $455,000          359         79.9
5000179282               RAPD          $865,000          359         74.9
5000179803               RAPD          $660,000          359         69.6
5000181635               RAPD          $520,000          359         62.7
5000183094               FULL          $550,000          359         79.9
5000184050               FULL          $259,000          359         94.9
5000184258               FULL          $888,000          359         74.0
5000188879               FULL          $437,000          359         79.9
5000232594               FULL          $417,000          359         79.9
5000236710               FULL          $290,000          359         79.9
5000239235               FULL          $460,000          359         73.9
5000245018               RAPD          $300,000          359         83.3
5000266972               FULL          $870,000          356         52.5
5000312800               FULL          $600,000          360         79.8
5000331586               FULL          $325,000          359         78.6
5000343888               FULL          $451,000          359         89.0
5000402635               FULL          $515,000          356         60.0
5000403104               FULL          $840,000          359         61.6
5000408384               FULL          $500,000          359         70.3
5000408426               RAPD          $350,000          359         79.9
5000428267               RAPD          $300,000          359         89.9
5000430131               RAPD          $458,000          359         75.3
5000435502               RAPD          $400,500          359         87.3
5000435585               RAPD          $402,000          358         74.8
5000435593               FULL          $280,000          359         94.9
5000435791               RAPD          $390,382          359         79.9
5000435882               RAPD          $530,000          359         79.9
5000436112               RAPD          $780,000          359         51.9
5000436161               RAPD          $350,000          359         79.9
5000436427               RAPD          $850,000          359         72.3
5000436609               RAPD          $471,500          359         79.9
5000436716               RAPD          $400,500          358         89.8
5000437664               RAPD          $605,000          359         58.3
5000438613               RAPD          $371,000          359         84.9
5000439777               FULL          $338,000          360         83.7
5000452895               FULL          $379,000          359         78.3
5000455773               FULL          $334,390          359         89.9
5000460351               RAPD          $540,000          359         72.2
5000471226               RAPD          $400,000          359         65.8
5000505387               RAPD          $710,000          359         59.8
5000505825               FULL          $390,000          358         72.2
5000533900               FULL          $600,000          359         77.8
5000534353               RAPD          $400,000          359         79.9
5000535277               FULL          $375,000          359         79.9
5000535301               FULL          $410,000          360         90.0
5000569284               FULL          $915,000          359         49.1
5000580802               RAPD          $315,000          360         84.1
5000581107               RAPD          $535,000          359         62.6
5000582097               RAPD          $690,000          359         57.9
5000582295               FULL          $356,670          359         79.9
5000582576               RAPD          $455,000          359         72.0
5000596337               RAPD          $385,000          359         78.6
5000598929               RAPD          $640,000          359         46.8
5000600634               FULL          $370,000          359         79.7
5000601038               FULL          $660,000          359         56.8
5000602283               FULL        $1,200,000          359         45.8
5000616424               FULL          $485,000          359         76.6
5000689579               RAPD          $408,000          359         79.9
5000689967               FULL          $374,000          359         79.9
5000719590               RAPD          $500,000          359         72.3
5000730050               RAPD          $360,000          359         79.4
5000730811               FULL          $381,000          359         79.9
5000730951               RAPD          $380,000          359         78.9
5000735067               FULL          $335,000          359         89.9
5000746635               FULL          $350,000          359         79.9
5000759000               RAPD          $865,000          359         75.4
5000802156               RAPD          $738,000          359         52.5
5000837624               FULL          $353,000          359         79.9
5000838804               RAPD          $275,000          359         89.8
5000842806               RAPD          $365,000          359         79.4
5000846518               RAPD          $860,000          359         75.7
5000859024               RAPD          $425,000          359         69.9
5000945526               RAPD          $341,353          359         79.9
5000945609               RAPD          $470,000          359         79.9
5000945765               RAPD          $278,000          359         89.9
5000949197               FULL          $420,000          359         68.8
6005918567               RAPD          $400,000          359         63.7
6006179599               RAPD          $450,000          359         74.9
6008624022               FULL          $575,000          359         69.9
6008739424               FULL          $566,000          359         79.9
6011127641               RAPD          $448,000          359         79.8
6011384705               FULL          $517,500          359         61.0
6011781082               RAPD          $365,000          359         78.0
6013389603               RAPD          $510,000          359         79.9
6017707842               FULL          $505,500          359         79.9
6018705209               RAPD          $428,500          359         79.1
6020006125               RAPD          $458,150          359         79.9
6026590981               RAPD          $480,000          359         68.6
6035895918               FULL          $725,000          359         58.9
6036745054               RAPD          $600,000          359         53.4
6038572811               RAPD          $568,718          359         79.9
6040902782               RAPD          $375,000          359         69.8
6048391699               RAPD          $650,000          359         56.0
6048904459               RAPD          $410,000          359         79.9
6049620781               FULL          $700,000          359         79.9
6051878269               RAPD          $395,000          359         79.9
6052497366               FULL        $1,015,000          359         63.1
6057573104               FULL          $415,000          359         79.9
6063184128               FULL          $310,000          359         84.9
6065215029               FULL          $390,000          359         74.9
6065321702               RAPD          $370,000          359         74.9
6069236294               RAPD          $500,000          359         79.2
6070034308               FULL          $530,000          359         70.7
6072193888               RAPD          $470,000          359         79.9
6075172590               RAPD          $475,000          359         79.9
6086291397               RAPD          $695,000          359         79.9
6086394381               RAPD          $345,000          359         79.9
6099524974               RAPD        $1,170,000          359         51.2
6101596697               FULL          $330,000          359         79.9
6104545709               RAPD          $535,000          359         79.9
6107604990               RAPD          $658,000          359         79.9
6112322448               RAPD          $521,000          359         79.9
6112623217               FULL          $620,000          360         80.0
6114025734               RAPD          $840,000          359         65.4
6114940734               RAPD          $485,000          359         70.3
6115260504               RAPD          $497,000          359         69.8
6124578607               FULL          $600,000          360         58.3
6124638161               RAPD          $479,000          359         79.9
6125156569               FULL        $1,234,000          359         34.4
6129036924               RAPD          $346,000          359         79.9
6135425335               RAPD          $540,000          359         79.9
6136859656               RAPD          $277,950          359         89.9
6139763848               RAPD          $380,000          360         80.0
6147819160               RAPD          $385,000          360         74.0
6151209852               RAPD          $730,000          359         65.0
6152143373               FULL          $558,500          359         79.9
6152509540               RAPD          $550,000          359         79.9
6153000663               RAPD          $300,000          359         89.9
6157613412               RAPD          $699,000          359         79.9
6158650108               RAPD          $630,000          359         59.2
6159373635               RAPD          $425,000          359         65.8
6161029761               RAPD          $749,000          359         79.9
6163321562               RAPD          $596,000          359         79.9
6164064039               FULL          $355,000          360         75.0
6164469022               RAPD          $700,000          359         71.4
6165667525               FULL          $275,000          359         89.9
6171385104               RAPD          $610,000          359         79.9
6173760254               RAPD          $615,000          359         68.2
6175951745               RAPD          $400,000          359         78.7
6178142706               FULL          $475,000          299         53.0
6183603551               RAPD          $635,000          359         64.1
6191308177               RAPD          $485,000          360         63.9
6194796543               RAPD          $555,000          359         79.9
6196009580               RAPD          $545,000          359         67.3
6198139344               FULL          $515,000          359         79.9
6200760699               RAPD          $510,000          360         76.7
6204267741               RAPD          $455,000          359         65.9
6205425371               FULL          $545,000          359         79.9
6213340208               RAPD          $818,000          360         79.2
6214360189               RAPD          $500,000          359         69.9
6223026565               RAPD          $445,000          359         79.9
6231337749               FULL          $335,000          359         79.9
6233885877               RAPD          $500,000          359         63.5
6237660151               RAPD          $617,000          359         79.9
6240649456               RAPD          $587,000          359         79.9
6243503361               RAPD          $588,500          359         79.9
6250091409               FULL          $923,000          359         69.3
6258830881               RAPD          $485,000          359         52.0
6266750527               RAPD          $439,000          359         60.1
6271135110               RAPD          $485,000          359         79.9
6273680089               FULL          $450,000          359         77.7
6276470124               RAPD          $450,000          359         58.8
6281216330               FULL          $800,000          359         63.7
6285219215               RAPD          $525,000          359         61.9
6285248669               FULL          $625,000          359         74.9
6290035374               FULL          $405,000          359         71.9
6291530035               RAPD          $400,000          359         74.9
6295404468               RAPD          $460,000          359         68.5
6299818184               RAPD          $346,200          359         79.9
6302394306               RAPD          $422,000          360         62.3
6306918449               FULL          $315,000          359         79.9
6307158292               FULL          $475,000          359         63.1
6308499505               RAPD          $355,000          360         80.0
6311205089               RAPD          $279,000          359         89.9
6311956020               RAPD          $420,000          359         78.2
6313744101               FULL          $410,466          359         79.9
6318572267               RAPD          $345,000          359         89.9
6321736727               FULL        $1,995,000          359         15.0
6322795581               FULL          $292,000          359         94.9
6324673562               FULL          $610,000          359         65.0
6326956601               FULL          $260,000          359         95.0
6335767601               FULL          $425,000          359         73.1
6341211404               RAPD          $320,000          359         94.9
6344449720               RAPD          $416,000          359         67.7
6351802803               FULL          $820,000          359         67.0
6357027637               RAPD          $565,000          359         79.9
6358902143               RAPD          $400,000          359         79.9
6359996250               FULL          $290,000          359         94.9
6363921559               RAPD          $799,000          359         51.4
6367414643               RAPD          $365,000          359         71.9
6368291222               RAPD          $780,000          359         79.9
6369408627               RAPD        $1,050,000          359         31.7
6378587817               RAPD          $398,000          359         74.9
6378665480               RAPD          $470,000          359         69.7
6382743851               FULL          $600,000          359         79.9
6383279376               RAPD          $805,000          359         73.6
6388950427               FULL          $535,000          359         79.9
6399951455               RAPD          $500,000          359         56.0
6401475964               FULL        $1,000,000          359         49.2
6404421817               RAPD          $298,000          359         88.9
6404962190               RAPD          $485,000          360         79.6
6408508346               RAPD          $435,000          359         79.9
6414334208               FULL          $450,000          360         72.2
6417667216               RAPD        $1,150,000          359         47.8
6417686091               FULL          $711,000          359         79.8
6420951615               RAPD          $400,000          359         72.0
6422115029               RAPD          $685,000          359         61.3
6424885959               FULL          $480,000          359         79.9
6435924284               RAPD          $735,000          359         80.7
6440647805               RAPD          $360,000          359         72.2
6443819799               FULL          $660,000          359         59.8
6446318955               RAPD          $555,000          359         48.6
64482502                 RAPD          $350,000          351         79.3
6451290230               RAPD          $539,000          359         79.9
6455548443               FULL          $870,000          359         34.5
6466060370               FULL        $1,000,000          359         65.0
6466490080               RAPD          $442,000          359         74.6
6467612351               FULL          $400,000          359         79.9
6468518854               RAPD          $450,000          359         66.1
6468995755               FULL          $330,000          359         79.9
6471532637               RAPD          $950,000          359         56.6
6471755717               RAPD          $415,000          359         79.9
6484422925               FULL          $830,000          359         42.6
6484545899               FULL          $700,000          359         75.5
6488075943               RAPD          $480,000          359         77.0
6495920073               RAPD          $510,000          359         60.7
6497550092               FULL          $420,000          359         73.4
6500434938               RAPD          $650,000          359         50.1
6500501199               FULL          $425,000          359         89.9
6500777401               RAPD          $620,000          359         79.9
6501425737               RAPD          $380,000          359         79.9
6525388671               RAPD          $426,500          359         73.8
6531340203               FULL          $672,000          359         79.9
6532063564               RAPD          $451,000          360         66.5
6532755953               RAPD          $540,000          359         79.9
6533265143               FULL          $361,000          359         79.9
6537728005               RAPD          $570,000          359         79.9
65405269                 RAPD          $366,000          359         75.3
6544228809               FULL          $340,000          359         79.9
6551425868               RAPD          $495,000          359         79.7
6552470137               RAPD          $500,000          359         61.0
6554688629               RAPD          $730,000          359         54.7
6571481131               RAPD          $410,000          359         67.0
6572131396               RAPD          $415,500          359         79.8
6574911985               RAPD          $520,000          359         79.9
6576912957               RAPD          $700,000          359         59.5
6586476159               RAPD          $451,000          359         77.6
6589362513               FULL          $520,000          359         72.5
6590799927               FULL          $420,000          359         68.8
6592697251               FULL          $300,000          359         94.9
6597901237               RAPD          $395,000          359         79.9
6606813340               RAPD          $372,000          359         79.9
6610421890               RAPD          $685,000          359         63.6
6614573498               RAPD          $505,000          359         79.9
6619427492               FULL        $1,010,000          359         64.9
6620404811               RAPD          $280,000          359         89.9
6622325428               RAPD          $365,000          359         79.9
6624579253               FULL          $490,000          359         79.9
6626140674               FULL          $330,000          359         75.7
6626462854               FULL          $896,000          359         46.8
66317550                 RAPD          $358,000          359         77.0
6639472502               FULL          $480,000          359         79.9
6644756584               FULL          $325,000          360         80.0
6647908547               RAPD          $415,000          360         80.0
6649755300               RAPD          $585,000          359         79.9
6654510111               FULL          $715,000          359         60.8
6660982072               RAPD          $599,000          359         79.9
6661649076               FULL          $395,000          360         73.2
6666659245               FULL          $620,000          359         50.8
6684283614               RAPD          $410,000          359         73.1
6688852984               RAPD        $1,150,000          359         39.1
6693091867               RAPD          $400,000          359         79.9
6693742154               RAPD          $322,000          359         79.9
6694334761               FULL        $1,005,000          359         49.7
6695584786               RAPD          $720,000          359         74.9
6699035462               RAPD          $600,000          359         79.9
6703507266               FULL          $790,000          359         56.7
6707654726               FULL          $615,000          358         73.4
6709761081               RAPD          $372,000          359         79.9
6720931218               RAPD          $475,000          360         80.0
6724795940               RAPD          $680,000          359         79.9
6732021511               FULL          $577,000          359         79.9
6734577619               RAPD          $430,500          359         74.9
6764967250               RAPD          $860,000          359         69.7
6765997025               RAPD          $357,000          359         89.9
6766195900               FULL          $450,000          359         67.5
6772887615               RAPD          $800,000          359         63.7
6774572579               FULL          $575,000          359         69.5
6777519080               FULL          $840,000          360         77.4
6780082860               RAPD          $495,000          360         80.0
6783181016               FULL          $560,000          359         63.2
6788721352               FULL          $720,000          359         79.9
6789841167               RAPD          $340,000          359         79.9
6790640277               FULL          $375,000          359         74.8
6790923749               RAPD          $477,000          359         79.9
6793711554               FULL          $420,000          359         79.9
6793721850               RAPD          $657,000          359         78.9
6794142510               RAPD          $385,000          359         73.2
6795578704               RAPD          $471,000          359         79.9
6798114317               FULL          $610,000          359         79.9
6799074528               RAPD          $426,000          359         79.9
6805068100               FULL          $450,000          299         69.5
6805329155               RAPD          $402,000          359         79.9
6808625468               RAPD          $450,000          360         84.9
6811444238               RAPD          $435,000          359         79.7
6817275271               RAPD          $374,000          359         79.9
6817855080               RAPD          $406,000          359         63.0
6819216091               FULL          $293,000          359         94.9
6819448371               RAPD          $790,000          359         73.4
6821966519               FULL          $510,000          359         76.4
6825708966               FULL          $305,000          359         89.9
6827527737               RAPD          $390,000          359         72.2
6829506184               RAPD          $600,000          359         66.3
6833605410               RAPD          $325,000          359         79.9
6846006788               FULL          $385,000          359         79.9
6848819915               RAPD          $525,000          360         80.0
6851201589               RAPD          $575,000          360         65.2
6854624506               FULL        $3,900,000          359         23.1
6862561179               RAPD          $660,000          359         62.8
6862843403               RAPD          $585,000          359         70.9
6868355519               FULL          $338,000          359         79.8
6869195765               RAPD          $379,000          359         79.9
6871439813               FULL          $600,000          359         58.3
6874045120               FULL          $525,000          359         79.9
6878067344               FULL          $425,000          359         69.9
6878505285               RAPD          $507,000          359         79.9
6879150214               RAPD          $390,000          359         79.9
6881198391               RAPD          $410,000          359         76.9
6883857754               FULL          $455,000          359         79.9
6887444914               RAPD          $633,000          359         47.4
6887893367               RAPD          $360,000          359         79.9
6890215301               FULL          $850,000          359         64.3
6903398326               RAPD          $620,000          359         60.3
6912806772               RAPD          $370,000          359         79.9
6918539666               RAPD          $375,000          359         89.9
6922446122               RAPD          $660,000          359         63.0
6927633112               FULL          $990,000          359         65.6
6928069035               RAPD          $790,000          359         79.9
6932262188               FULL          $580,000          359         79.9
6933439892               RAPD          $295,000          359         89.9
6935769239               RAPD          $540,000          359         46.0
6940780411               RAPD        $1,200,000          359         50.0
6953073282               FULL          $800,000          359         74.3
6953636617               RAPD          $475,000          359         79.9
6954005317               RAPD          $312,000          359         89.9
6954679475               RAPD          $396,900          359         75.5
6957241323               RAPD        $1,300,000          359         46.1
6958045194               FULL          $940,000          359         69.1
6959350114               RAPD          $480,000          359         70.8
6967454460               FULL          $925,000          359         55.5
6968969474               RAPD          $438,000          359         68.1
6972334665               FULL          $375,000          359         79.9
6974816123               RAPD          $479,000          359         57.7
6978791488               RAPD          $571,000          359         79.9
6983600633               RAPD          $395,000          359         73.4
6985426565               RAPD          $345,000          359         79.9
6986511381               RAPD          $765,000          359         79.9
6993659512               RAPD          $705,000          359         53.5
6994172242               RAPD          $525,000          359         61.6
6994756473               RAPD          $475,000          359         62.1
6994796404               RAPD          $613,000          359         74.9

LOAN#         CITY            ST      ZIP         OCC         PROP        TERM       OLTV     INT RATE   FPAYDT      MATDT
5000009711    WESTPORT        CT       6880       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
5000009927    BROOKLYN        NY      11230       Primary     SFR         360        71.3       7.125    8/1/1999    7/1/2029
5000013820    NEW HYDE PA     NY      11040       Primary     SFR         360        72.4       7.625    7/1/1999    6/1/2029
5000020700    WALTHAM         MA       2451       Primary     SFR         360        80.0       7.625    7/1/1999    6/1/2029
5000021880    QUINCY          MA       2169       Primary     SFR         360        79.3       6.625    7/1/1999    6/1/2029
5000023647    NEEDHAM         MA       2494       Primary     SFR         360        66.0       7.125    7/1/1999    6/1/2029
5000042324    WEST CHESTE     PA      19380       Primary     PUD         360        80.0       7.375    7/1/1999    6/1/2029
5000073121    MARBLEHEAD      MA       1945       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
5000204130    SOUTH RIDIN     VA      20152       Primary     PUD         360        78.5       7.125    7/1/1999    6/1/2029
5000212901    REDWOOD CIT     CA      94062       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
5000215680    GRANITE BAY     CA      95746       Primary     SFR         360        52.1         6.5    7/1/1999    6/1/2029
5000216217    HUNTINGTON      CA      92648       Primary     SFR         360        90.0        6.75    7/1/1999    6/1/2029
5000218015    SAN FRANCIS     CA      94118       Primary     SFR         360        67.4        6.75    7/1/1999    6/1/2029
5000222876    MALIBU          CA      90265       Investor    2-Family    360        11.4         7.5    8/1/1999    7/1/2029
5000289487    TOWSON          MD      21204       Primary     SFR         360        87.8       7.125    7/1/1999    6/1/2029
5000289966    SAN FRANCIS     CA      94115       Primary     Condo       360        80.0       7.125    7/1/1999    6/1/2029
5000357060    MARBLEHEAD      MA       1945       Primary     SFR         360        85.0           7    7/1/1999    6/1/2029
5000359819    STOUGHTON       MA       2072       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
5000361898    CHARLESTOWN     MA       2129       Primary     SFR         360        79.1       6.875    7/1/1999    6/1/2029
5000367242    RIDGEFIELD      CT       6877       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
5000374040    GREAT NECK      NY      11020       Primary     SFR         360        80.0       7.125    8/1/1999    7/1/2029
5000374677    STATEN ISLA     NY      10308       Primary     SFR         360        93.1         7.5    7/1/1999    6/1/2029
5000375021    PEQUANNOCK      NJ       7444       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
5000375609    OLD TAPPAN      NJ       7675       Primary     Condo       360        77.8       7.125    7/1/1999    6/1/2029
5000499748    CHICAGO         IL      60647       Primary     SFR         360        60.2       7.125    7/1/1999    6/1/2029
5000540202    NORWALK         CT       6853       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
5000540418    LAWRENCE        NY      11559       Primary     SFR         360        55.3        7.25    7/1/1999    6/1/2029
5000540749    LAUREL HOLL     NY      11791       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
5000548700    LOUISVILLE      KY      40223       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
5000553890    MARBLEHEAD      MA       1945       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
5000560374    CHATFIELD       MN      55923       Primary     SFR         360        80.0           7    7/1/1999    6/1/2029
5000577006    LEE'S SUMMI     MO      64063       Primary     PUD         360        90.0        7.25    7/1/1999    6/1/2029
5000685874    SUFFERN         NY      10901       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
5000686153    JERICHO         NY      11753       Primary     PUD         360        80.0        7.25    7/1/1999    6/1/2029
5000723147    PARSIPPANY/     NJ       7950       Primary     SFR         360        79.5       7.625    7/1/1999    6/1/2029
5000733583    OAKLAND         CA      94619       Primary     SFR         360        80.0       6.625    7/1/1999    6/1/2029
5000734706    CHARLOTTE       NC      28277       Primary     PUD         360        66.7         6.5    7/1/1999    6/1/2029
5000737600    MINNETONKA      MN      55305       Primary     SFR         360        90.0       7.125    7/1/1999    6/1/2029
5000749605    REDWOOD CIT     CA      94062       Primary     SFR         360        52.0       7.375    7/1/1999    6/1/2029
5000749738    SANDY           UT      84092       Primary     SFR         360        63.3           7    7/1/1999    6/1/2029
5000750819    VACAVILLE       CA      95687       Primary     SFR         360        90.0       7.625    7/1/1999    6/1/2029
5000980390    SCARSDALE       NY      10583       Primary     SFR         360        90.0        7.25    8/1/1999    7/1/2029
6029943567    FAIRFIELD       CT       6430       Primary     Condo       360        80.0       7.125    7/1/1999    6/1/2029
6061245392    WILLIAMSBUR     MI      49690       Secondary   SFR         360        75.0        7.25    7/1/1999    6/1/2029
6065697572    MARCO ISLAN     FL      34145       Secondary   SFR         360        80.0           7    7/1/1999    6/1/2029
6072042747    SOUTH ORANG     NJ       7079       Primary     SFR         360        78.4       6.875    7/1/1999    6/1/2029
6078935779    PHOENIX         MD      21131       Primary     SFR         360        67.6       7.125    7/1/1999    6/1/2029
6081567643    NORTHPORT       NY      11768       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
6112798993    LEXINGTON       MA       2420       Primary     SFR         360        80.0           7    7/1/1999    6/1/2029
6122202705    WACONIA         MN      55387       Primary     SFR         360        75.0           7    7/1/1999    6/1/2029
6123554930    WOODBURY        CT       6798       Primary     SFR         360        80.0         7.5    8/1/1999    7/1/2029
6141625209    CUMRU           PA      19607       Primary     SFR         360        80.0        6.75    7/1/1999    6/1/2029
6142613626    ESSEX           MA       1929       Primary     SFR         360        80.0       7.375    7/1/1999    6/1/2029
6147385675    SHREWSBURY      VT       5738       Secondary   SFR         360        77.7           7    7/1/1999    6/1/2029
6147992892    CROTON-ON-H     NY      10520       Primary     SFR         360        80.0         7.5    8/1/1999    7/1/2029
6155407627    COLLEYVILLE     TX      76034       Primary     SFR         360        80.0           7    7/1/1999    6/1/2029
6168048673    NEWTOWN         CT       6482       Primary     SFR         360        70.0       7.125    7/1/1999    6/1/2029
6169247894    CHICAGO         IL      60657       Primary     2-Family    360        80.0        7.25    7/1/1999    6/1/2029
6171755561    EDEN PRAIRI     MN      55347       Primary     SFR         360        72.9       7.125    7/1/1999    6/1/2029
6193384127    GLOUCESTER      MA       1930       Secondary   SFR         360        74.8       7.125    7/1/1999    6/1/2029
6213661389    LOWER MERIO     PA      19010       Primary     SFR         360        67.6       7.125    7/1/1999    6/1/2029
6239088021    NEW YORK        NY      10023       Primary     Condo       360        80.0       7.375    7/1/1999    6/1/2029
6240687217    CHARLOTTE       NC      28270       Primary     PUD         360        78.1       6.375    7/1/1999    6/1/2029
6242388459    BURTONSVILL     MD      20866       Primary     SFR         360        68.4       6.875    7/1/1999    6/1/2029
6242754064    CHICAGO         IL      60618       Primary     2-Family    360        64.7        7.25    7/1/1999    6/1/2029
6249789600    WINCHESTER      VA      22602       Primary     SFR         360        71.4        7.25    7/1/1999    6/1/2029
6251306806    FRAMINGHAM      MA       1701       Primary     PUD         360        75.8       6.875    7/1/1999    6/1/2029
6253668302    WEST ORANGE     NJ       7052       Primary     PUD         360        75.8       7.375    7/1/1999    6/1/2029
6273661733    VALHALLA        NY      10595       Primary     SFR         360        90.0           8    8/1/1999    7/1/2029
6288016105    SAUGUS          MA       1906       Primary     SFR         360        95.0         7.5    7/1/1999    6/1/2029
6297195981    CONCORD         MA       1742       Primary     SFR         360        63.1       7.125    7/1/1999    6/1/2029
6303712290    WALNUT CREE     CA      94595       Primary     PUD         360        89.9       7.125    7/1/1999    6/1/2029
6322757441    WILEMETTE       IL      60091       Primary     SFR         360        76.5       6.875    8/1/1999    7/1/2029
6337044546    LEXINGTON       MA       2421       Primary     SFR         360        64.0        7.25    7/1/1999    6/1/2029
6351140931    CAMBRIDGE       MA       2139       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
6359182653    NEWTON          MA       2468       Primary     SFR         360        79.7        7.25    7/1/1999    6/1/2029
63610817      HANOVER         NJ       7936       Primary     SFR         360        79.4        7.25    7/1/1999    6/1/2029
6364069275    WEST HOLLYW     CA      90069       Primary     SFR         360        79.0       7.125    7/1/1999    6/1/2029
6401375495    DARIEN          CT       6820       Primary     SFR         360        62.3       7.125    7/1/1999    6/1/2029
6411681767    BARTLETT        IL      60103       Primary     SFR         360        61.9       7.125    7/1/1999    6/1/2029
6411831115    MEQUON          WI      53092       Primary     SFR         360        70.0        7.25    8/1/1999    7/1/2029
6430552718    BELMONT         MA       2178       Primary     2-Family    360        74.7        7.25    7/1/1999    6/1/2029
6455046497    SAN JOSE        CA      95128       Primary     SFR         360        95.0       7.125    7/1/1999    6/1/2029
6455666476    SANFORD         FL      32771       Primary     PUD         360        79.9           7    8/1/1999    7/1/2029
6462663219    CODY            WY      82414       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6467361082    CHAMPAIGN       IL      61821       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6469109992    NEWTON          MA       2467       Primary     SFR         360        59.1        7.25    7/1/1999    6/1/2029
6477168980    DOVER           MA       2030       Primary     SFR         360        73.5       7.375    7/1/1999    6/1/2029
6488485316    LEBANON TOW     NJ       8833       Primary     SFR         360        90.0       7.125    7/1/1999    6/1/2029
6493616509    POINT PLEAS     NJ       8742       Primary     SFR         360        89.3         7.5    7/1/1999    6/1/2029
6494290775    BEVERLY         MA       1915       Primary     SFR         360        79.5        7.25    7/1/1999    6/1/2029
6502525063    BARRINGTON      IL      60010       Primary     SFR         360        76.9       7.125    7/1/1999    6/1/2029
6508332506    TRUMBULL        CT       6611       Primary     SFR         360        76.8           7    7/1/1999    6/1/2029
6508872253    ANNAPOLIS       MD      21401       Primary     PUD         360        80.0       6.875    7/1/1999    6/1/2029
6510960393    WEST BLOOMF     MI      48322       Primary     Condo       360        72.1       7.125    7/1/1999    6/1/2029
6512017630    BRENTWOOD       MO      63144       Primary     SFR         360        79.9       7.125    7/1/1999    6/1/2029
6519672361    MORRISTOWN      NJ       7960       Primary     SFR         360        65.5        7.25    7/1/1999    6/1/2029
65239423      CAMBRIDGE       MA       2139       Primary     Condo       360        85.0        7.25    7/1/1999    6/1/2029
6527575812    FAIRFIELD       CT       6430       Primary     Condo       360        54.4        7.25    7/1/1999    6/1/2029
6535455833    DARIEN          CT       6820       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
6542279671    DOYLESTOWN      PA      18901       Primary     SFR         360        66.7       7.125    7/1/1999    6/1/2029
65452496      WEST ORANGE     NJ       7052       Primary     Condo       360        88.8       7.375    7/1/1999    6/1/2029
6546064830    FAIRFIELD       CA      94533       Primary     PUD         360        95.0       6.875    7/1/1999    6/1/2029
6548998662    ELLICOTT CI     MD      21042       Primary     SFR         360        77.2           7    7/1/1999    6/1/2029
6551551945    NORWALK         CT       6851       Primary     SFR         360        80.0        7.25    8/1/1999    7/1/2029
65705157      ROCHESTER H     MI      48306       Primary     SFR         360        80.0         6.5    7/1/1999    6/1/2029
65749979      SOUTH SAN F     CA      94080       Primary     SFR         360        77.0        6.75    7/1/1999    6/1/2029
65797051      WHITE PLAIN     NY      10605       Primary     SFR         360        80.0        7.25    8/1/1999    7/1/2029
6582762867    MARCO ISLAN     FL      34145       Secondary   SFR         360        80.0        7.25    7/1/1999    6/1/2029
6589983490    ACTON           MA       1720       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6590420532    WINFIELD        WV      25012       Primary     SFR         360        75.0        7.25    7/1/1999    6/1/2029
6595412377    HANOVER         PA      17331       Primary     SFR         360        79.5       7.375    7/1/1999    6/1/2029
6599376560    EAST NORWIC     NY      11732       Primary     SFR         360        71.8       7.625    7/1/1999    6/1/2029
6609271686    RIVERSIDE       CA      92506       Primary     SFR         360        39.4       7.125    7/1/1999    6/1/2029
6612503521    ELLICOTT CI     MD      21042       Primary     SFR         360        66.9        7.25    7/1/1999    6/1/2029
66163676      AUDUBON         PA      19403       Primary     PUD         360        90.0         6.5    7/1/1999    6/1/2029
66176735      EVERGREEN       CO      80439       Primary     SFR         360        80.0         6.5    8/1/1999    7/1/2029
6620185352    NEWTONVILLE     MA       2405       Primary     SFR         360        64.4        7.25    7/1/1999    6/1/2029
6628880137    NEWMANSTOWN     PA      17073       Primary     SFR         360        86.6        7.25    7/1/1999    6/1/2029
6634700543    HIGH RIDGE      MO      63049       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6640066202    CHINO HILLS     CA      91709       Primary     SFR         360        64.8        7.25    7/1/1999    6/1/2029
6643728691    SIASCONSET      MA       2554       Secondary   SFR         360        48.6       6.875    7/1/1999    6/1/2029
6663075049    CINCINNATI      OH      45208       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6671864756    HOBOKEN         NJ       7030       Primary     SFR         360        80.0       7.375    8/1/1999    7/1/2029
6672374573    BOSTON          MA       2118       Primary     SFR         360        70.8       7.125    7/1/1999    6/1/2029
6672538037    LEMONT          IL      60439       Primary     PUD         360        66.1        7.25    7/1/1999    6/1/2029
6677751312    DOBBS FERRY     NY      10522       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
66950791      DANVILLE        CA      94506       Primary     PUD         360        52.6        7.25    8/1/1999    7/1/2029
6713864509    NORWALK         CT       6850       Primary     SFR         360        87.9       7.625    7/1/1999    6/1/2029
6723239213    AVON            CT       6001       Primary     SFR         360        90.0        7.25    7/1/1999    6/1/2029
6726532200    GLENCOE         IL      60022       Primary     SFR         360        75.0        7.25    7/1/1999    6/1/2029
6731489834    LINCOLN         MA       1773       Primary     SFR         360        80.0        7.75    7/1/1999    6/1/2029
6803151247    LAKE WYLIE      SC      29710       Primary     PUD         360        80.0       6.875    7/1/1999    6/1/2029
6840266461    CANTON          OH      44721       Primary     SFR         360        75.4        7.25    7/1/1999    6/1/2029
6848811698    WAYNE           NJ       7470       Primary     SFR         360        82.0       7.125    7/1/1999    6/1/2029
6857029471    CORAM           NY      11727       Primary     SFR         360        82.8       7.875    8/1/1999    7/1/2029
6866138461    DANVERS         MA       1923       Primary     SFR         300        69.4       7.125    7/1/1999    6/1/2024
6868328078    GRAFTON         MA       1519       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6870012231    POTOMAC         MD      20854       Primary     SFR         360        90.0        7.25    7/1/1999    6/1/2029
6870321715    CHINO HILLS     CA      91709       Primary     SFR         360        69.9        7.25    8/1/1999    7/1/2029
6873988080    HAMPTON         NH       3842       Primary     SFR         360        79.7        7.25    7/1/1999    6/1/2029
6875722610    MADISON         CT       6443       Primary     SFR         360        89.0       7.375    7/1/1999    6/1/2029
6895254412    MARSHFIELD      MA       2050       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
6901389384    INDIANAPOLI     IN      46220       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6923385121    SOUTHBOROUG     MA       1772       Primary     SFR         360        80.0           7    7/1/1999    6/1/2029
6932905851    ITASCA          IL      60143       Primary     SFR         360        80.0       7.125    7/1/1999    6/1/2029
6943996022    AVON            CT       6001       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6948667990    LEXINGTON       MA       2421       Primary     SFR         360        80.0        7.25    7/1/1999    6/1/2029
6951507356    GAITHERSBUR     MD      20878       Primary     SFR         360        79.6       7.125    7/1/1999    6/1/2029
6958247410    AVON            CT       6001       Primary     SFR         360        62.5       6.625    7/1/1999    6/1/2029
6965694372    WESTBORO        MA       1581       Primary     SFR         360        80.0           7    7/1/1999    6/1/2029
6992041472    LINCOLN         RI       2865       Primary     SFR         360        69.9        7.25    7/1/1999    6/1/2029


(continued)

LOAN#        PANDI          PTDATE      ORIG BAL     ACT BALANCE SCHED BALANCE       PURP          DOC     APPRAISAL   RTERM   CLTV
5000009711    2425.39      7/1/1999     360000      360000           359712.11       PURCH         RAPD     $460,000   359     79.9
5000009927    2189.59      7/1/1999     325000      325000           325000.00       PURCH         FULL     $456,000   360     71.3
5000013820    1946.44      7/1/1999     275000      275000           274800.96       C/O REFI      FULL     $380,000   359     72.3
5000020700    3708.84      7/1/1999     524000      524000           523620.74       PURCH         FULL     $661,000   359     79.9
5000021880    2241.09      7/1/1999     350000      350000           349691.20       PURCH         FULL     $520,000   359     79.2
5000023647    1751.67      7/1/1999     260000      260000           259792.08       PURCH         RAPD     $395,000   359     65.9
5000042324    2256.79      7/1/1999     326750      326750           326501.36       PURCH         FULL     $413,000   359     79.9
5000073121     2870.6      7/1/1999     420800      420800           420471.73       PURCH         FULL     $530,000   359     79.9
5000204130    2061.58      7/1/1999     306000      306000           305755.30       R/T REFI      RAPD     $390,000   359     78.4
5000212901    4087.61      7/1/1999     599200      599200           598732.56       PURCH         RAPD     $749,000   359     79.9
5000215680    2212.24      7/1/1999     350000      350000           349683.59       PURCH         RAPD     $675,000   359     52.0
5000216217    1943.85      7/1/1999     299700      299700           299441.96       PURCH         FULL     $333,000   359     89.9
5000218015       3243      7/1/1999     500000      500000           499569.50       PURCH         RAPD     $755,000   359     67.3
5000222876    2796.86      7/1/1999     400000      400000           400000.00       R/T REFI      FULL   $3,500,000   360     11.4
5000289487    1727.92      7/1/1999     256475      256475           256269.90       PURCH         FULL     $292,000   359     87.8
5000289966     4311.8      7/1/1999     640000      640000           639488.20       PURCH         RAPD     $800,000   359     79.9
5000357060    2007.56      7/1/1999     301750      301750           301502.65       PURCH         RAPD     $355,000   359     84.9
5000359819     1789.4      7/1/1999     265600      265600           265387.60       PURCH         RAPD     $332,000   359     79.9
5000361898    1865.68      7/1/1999     284000      284000           283761.40       PURCH         RAPD     $359,000   359     79.0
5000367242    2069.67      7/1/1999     307200      307200           306954.33       PURCH         RAPD     $388,000   359     79.9
5000374040    3503.34      7/1/1999     520000      520000           520000.00       PURCH         RAPD     $650,000   360     80.0
5000374677    1887.88      7/1/1999     270000      270000           269799.62       PURCH         FULL     $290,000   359     93.0
5000375021    2541.69      7/1/1999     368000      368000           367719.98       PURCH         RAPD     $460,000   359     79.9
5000375609    1940.31      7/1/1999     288000      288000           287769.69       PURCH         FULL     $370,000   359     77.8
5000499748    2290.65      7/1/1999     340000      340000           339728.10       PURCH         RAPD     $565,000   359     60.1
5000540202    2707.45      7/1/1999     392000      392000           391701.72       PURCH         FULL     $490,000   359     79.9
5000540418    2660.49      7/1/1999     390000      390000           389695.76       R/T REFI      FULL     $705,000   359     55.3
5000540749    3923.04      7/1/1999     568000      568000           567567.79       PURCH         RAPD     $720,000   359     79.9
5000548700    2047.56      7/1/1999     300150      300150           299915.85       PURCH         RAPD     $385,000   359     79.9
5000553890    2974.29      7/1/1999     436000      436000           435659.88       PURCH         FULL     $545,000   359     79.9
5000560374    2661.22      7/1/1999     400000      400000           399672.11       PURCH         RAPD     $500,000   359     79.9
5000577006    1841.88      7/1/1999     270000      270000           269789.37       PURCH         FULL     $300,000   359     89.9
5000685874    1931.96      7/1/1999     279720      279720           279507.15       PURCH         RAPD     $354,000   359     79.9
5000686153    2810.57      7/1/1999     412000      412000           411678.60       PURCH         RAPD     $515,000   359     79.9
5000723147    1769.49      7/1/1999     250000      250000           249819.05       PURCH         RAPD     $316,000   359     79.4
5000733583    3662.58      7/1/1999     572000      572000           571495.34       PURCH         RAPD     $715,000   359     79.9
5000734706    1896.21      7/1/1999     300000      300000           299728.79       PURCH         RAPD     $460,000   359     66.6
5000737600    1982.76      7/1/1999     294300      294300           294064.65       PURCH         FULL     $327,000   359     89.9
5000749605    2693.64      7/1/1999     390000      390000           389703.24       R/T REFI      FULL     $750,000   359     52.0
5000749738    2661.22      7/1/1999     400000      400000           399672.11       PURCH         FULL     $632,000   359     63.2
5000750819     1815.5      7/1/1999     256500      256500           256314.34       PURCH         FULL     $290,000   359     89.9
5000980390    2240.95      7/1/1999     328500      328500           328500.00       PURCH         RAPD     $365,000   360     90.0
6029943567    2021.16      7/1/1999     300000      300000           299760.09       PURCH         RAPD     $425,000   359     79.9
6061245392    3304.47      7/1/1999     484400      484400           484022.11       PURCH         RAPD     $650,000   359     74.9
6065697572    1698.66      7/1/1999     255320      255320           255110.71       PURCH         RAPD     $325,000   359     79.9
6072042747    1790.14      7/1/1999     272500      272500           272271.06       PURCH         RAPD     $348,000   359     78.4
6078935779    2694.88      7/1/1999     400000      400000           399680.12       PURCH         RAPD     $600,000   359     67.6
6081567643    2403.55      7/1/1999     348000      348000           347735.20       PURCH         FULL     $435,000   359     79.9
6112798993    2256.71      7/1/1999     339200      339200           338921.96       PURCH         RAPD     $424,000   359     79.9
6122202705    2709.45      7/1/1999     407250      407250           406916.18       R/T REFI      RAPD     $543,000   359     74.9
6123554930    1789.99      7/1/1999     256000      256000           256000.00       PURCH         RAPD     $330,000   360     80.0
6141625209    2724.12      7/1/1999     420000      420000           419638.38       PURCH         RAPD     $525,000   359     79.9
6142613626    2265.42      7/1/1999     328000      328000           327750.41       PURCH         FULL     $412,000   359     79.9
6147385675    2661.22      7/1/1999     400000      400000           399672.11       R/T REFI      RAPD     $515,000   359     77.6
6147992892    1913.06      7/1/1999     273600      273600           273600.00       PURCH         FULL     $350,000   360     80.0
6155407627    3563.21      7/1/1999     535576      535576           535136.98       PURCH         FULL     $669,471   359     79.9
6168048673    1874.63      7/1/1999     278250      278250           278027.48       PURCH         RAPD     $400,000   359     69.9
6169247894    3110.73      7/1/1999     456000      456000           455644.27       PURCH         FULL     $572,000   359     79.9
6171755561    2088.53      7/1/1999     310000      310000           309752.10       C/O REFI      FULL     $425,000   359     72.9
6193384127    2694.88      7/1/1999     400000      400000           399680.12       PURCH         RAPD     $535,000   359     74.7
6213661389    3233.85      7/1/1999     480000      480000           479616.15       R/T REFI      RAPD     $710,000   359     67.6
6239088021    2956.09      7/1/1999     428000      428000           427674.33       PURCH         RAPD     $535,000   359     79.9
6240687217    1996.39      7/1/1999     320000      320000           319703.61       PURCH         RAPD     $415,000   359     78.0
6242388459    4270.04      7/1/1999     650000      650000           649453.92       R/T REFI      RAPD     $950,000   359     68.4
6242754064    2496.77      7/1/1999     366000      366000           365714.48       PURCH         FULL     $566,000   359     64.6
6249789600    2363.75      7/1/1999     346500      346500           346229.69       R/T REFI      FULL     $485,000   359     71.4
6251306806    1806.56      7/1/1999     275000      275000           274768.96       PURCH         FULL     $363,000   359     75.7
6253668302    3073.51      7/1/1999     445000      445000           444661.39       PURCH         FULL     $600,000   359     75.8
6273661733    1994.38      7/1/1999     271800      271800           271800.00       PURCH         FULL     $305,000   360     90.0
6288016105    1839.99      7/1/1999     263150      263150           262954.70       PURCH         FULL     $277,000   359     94.9
6297195981    2290.65      7/1/1999     340000      340000           339728.10       R/T REFI      RAPD     $539,000   359     63.0
6303712290    2694.88      7/1/1999     400000      400000           399680.12       PURCH         RAPD     $445,000   359     89.8
6322757441    4270.04      7/1/1999     650000      650000           650000.00       PURCH         RAPD     $850,000   360     76.5
6337044546    2073.82      7/1/1999     304000      304000           303762.85       R/T REFI      RAPD     $475,000   359     64.0
6351140931    3605.75      7/1/1999     535200      535200           534772.00       PURCH         RAPD     $670,000   359     79.9
6359182653    3240.34      7/1/1999     475000      475000           474629.45       R/T REFI      FULL     $596,000   359     79.6
63610817      2046.53      7/1/1999     300000      300000           299765.97       PURCH         RAPD     $386,000   359     79.3
6364069275    2660.52      7/1/1999     394900      394900           394584.20       R/T REFI      FULL     $500,000   359     78.9
6401375495    4345.49      7/1/1999     645000      645000           644484.20       R/T REFI      RAPD   $1,035,000   359     62.3
6411681767    2627.51      7/1/1999     390000      390000           389688.12       R/T REFI      RAPD     $630,000   359     61.9
6411831115    2196.61      7/1/1999     322000      322000           322000.00       C/O REFI      RAPD     $460,000   360     70.0
6430552718    2421.73      7/1/1999     355000      355000           354723.06       R/T REFI      FULL     $475,000   359     74.7
6455046497     1888.1      7/1/1999     280250      280250           280025.88       PURCH         FULL     $297,000   359     94.9
6455666476    2348.52      7/1/1999     353000      353000           353000.00       PURCH         RAPD     $450,000   360     79.9
6462663219    2892.43      7/1/1999     424000      424000           423669.24       PURCH         FULL     $535,000   359     79.9
6467361082     1910.1      7/1/1999     280000      280000           279781.57       R/T REFI      FULL     $350,000   359     79.9
6469109992    2387.62      7/1/1999     350000      350000           349726.96       C/O REFI      RAPD     $592,000   359     59.1
6477168980    2866.31      7/1/1999     415000      415000           414684.21       R/T REFI      FULL     $565,000   359     73.4
6488485316    2243.49      7/1/1999     333000      333000           332733.70       PURCH         FULL     $370,000   359     89.9
6493616509    2237.49      7/1/1999     320000      320000           319762.51       PURCH         FULL     $365,000   359     89.2
6494290775    1790.72      7/1/1999     262500      262500           262295.22       R/T REFI      RAPD     $330,000   359     79.5
6502525063    2398.44      7/1/1999     356000      356000           355715.31       R/T REFI      RAPD     $463,000   359     76.8
6508332506    2202.16      7/1/1999     331000      331000           330728.67       PURCH         RAPD     $445,000   359     76.7
6508872253    1547.73      7/1/1999     235600      235600           235402.06       PURCH         RAPD     $295,000   359     79.9
6510960393    3498.29      7/1/1999     519250      519250           518834.76       R/T REFI      RAPD     $720,000   359     72.1
6512017630     3368.6      7/1/1999     500000      500000           499600.15       PURCH         RAPD     $710,000   359     79.8
6519672361    3888.41      7/1/1999     570000      570000           569555.34       PURCH         RAPD     $880,000   359     65.5
65239423      2351.64      7/1/1999     344725      344725           344456.07       PURCH         RAPD     $419,000   359     84.9
6527575812    2373.98      7/1/1999     348000      348000           347728.52       C/O REFI      RAPD     $640,000   359     54.3
6535455833    2991.32      7/1/1999     444000      444000           443644.93       PURCH         RAPD     $555,000   359     79.9
6542279671    2021.16      7/1/1999     300000      300000           299760.09       PURCH         RAPD     $490,000   359     66.6
65452496      1932.17      7/1/1999     279750      279750           279537.13       PURCH         FULL     $315,000   359     88.7
6546064830    1678.48      7/1/1999     255503      255503           255288.34       PURCH         FULL     $269,000   359     94.9
6548998662    1802.97      7/1/1999     271000      271000           270777.86       PURCH         RAPD     $352,000   359     77.1
6551551945    1991.96      7/1/1999     292000      292000           292000.00       PURCH         RAPD     $365,000   360     80.0
65705157      2856.95      7/1/1999     452000      452000           451591.38       PURCH         RAPD     $565,000   359     79.9
65749979      1958.77      7/1/1999     302000      302000           301739.98       PURCH         RAPD     $392,000   359     77.0
65797051      2551.34      7/1/1999     374000      374000           374000.00       PURCH         RAPD     $468,000   360     80.0
6582762867    2008.33      7/1/1999     294400      294400           294170.34       PURCH         RAPD     $368,000   359     79.9
6589983490    2341.23      7/1/1999     343200      343200           342932.27       PURCH         RAPD     $433,000   359     79.9
6590420532    1928.86      7/1/1999     282750      282750           282529.42       C/O REFI      FULL     $377,000   359     74.9
6595412377    1712.88      7/1/1999     248000      248000           247811.29       R/T REFI      FULL     $312,000   359     79.4
6599376560    1932.28      7/1/1999     273000      273000           272802.41       R/T REFI      FULL     $380,000   359     71.8
6609271686    1926.84      7/1/1999     286000      286000           285771.29       R/T REFI      FULL     $725,000   359     39.4
6612503521    2919.72      7/1/1999     428000      428000           427666.11       R/T REFI      RAPD     $640,000   359     66.8
66163676      1948.61      7/1/1999     308290      308290           308011.29       PURCH         FULL     $343,000   359     89.9
66176735       1942.8      7/1/1999     307371      307371           307371.00       PURCH         RAPD     $385,000   360     80.0
6620185352    2196.61      7/1/1999     322000      322000           321748.81       R/T REFI      RAPD     $500,000   359     64.3
6628880137    1683.62      7/1/1999     246800      246800           246607.46       R/T REFI      FULL     $285,000   359     86.5
6634700543    1779.12      7/1/1999     260800      260800           260596.55       R/T REFI      FULL     $326,000   359     79.9
6640066202    1732.73      7/1/1999     254000      254000           253801.85       R/T REFI      FULL     $392,000   359     64.7
6643728691    2236.19      7/1/1999     340400      340400           340114.02       R/T REFI      RAPD     $700,000   359     48.6
6663075049    2068.36      7/1/1999     303200      303200           302963.47       PURCH         RAPD     $380,000   359     79.9
6671864756    2038.88      7/1/1999     295200      295200           295200.00       PURCH         RAPD     $369,000   360     80.0
6672374573    4379.18      7/1/1999     650000      650000           649480.20       PURCH         FULL     $940,000   359     70.8
6672538037    1807.77      7/1/1999     265000      265000           264793.27       C/O REFI      RAPD     $401,000   359     66.0
6677751312    3738.33      7/1/1999     548000      548000           547572.50       PURCH         RAPD     $685,000   359     79.9
66950791      2046.53      7/1/1999     300000      300000           300000.00       PURCH         RAPD     $570,000   360     52.6
6713864509    2831.18      7/1/1999     400000      400000           399710.49       PURCH         RAPD     $460,000   359     87.8
6723239213    2044.49      7/1/1999     299700      299700           299466.20       PURCH         FULL     $333,000   359     89.9
6726532200    2302.35      7/1/1999     337500      337500           337236.71       C/O REFI      FULL     $450,000   359     74.9
6731489834    2579.09      7/1/1999     360000      360000           359745.91       R/T REFI      FULL     $450,000   359     79.9
6803151247    1828.37      7/1/1999     278320      278320           278086.17       PURCH         RAPD     $350,000   359     79.9
6840266461    1773.66      7/1/1999     260000      260000           259797.17       R/T REFI      FULL     $345,000   359     75.3
6848811698    2182.85      7/1/1999     324000      324000           323740.90       R/T REFI      FULL     $395,000   359     82.0
6857029471    2175.21      7/1/1999     300000      300000           300000.00       PURCH         RAPD     $382,000   360     82.8
6866138461    2430.23      7/1/1999     340000      340000           339588.52       R/T REFI      RAPD     $490,000   299     69.3
6868328078    2303.03      7/1/1999     337600      337600           337336.64       PURCH         RAPD     $425,000   359     79.9
6870012231    2529.51      7/1/1999     370800      370800           370510.74       R/T REFI      FULL     $412,000   359     89.9
6870321715    1978.32      7/1/1999     290000      290000           290000.00       R/T REFI      RAPD     $415,000   360     69.9
6873988080    2582.04      7/1/1999     378500      378500           378204.73       R/T REFI      FULL     $475,000   359     79.6
6875722610    2641.84      7/1/1999     382500      382500           382208.94       R/T REFI      FULL     $430,000   359     88.9
6895254412    2075.06      7/1/1999     308000      308000           307753.69       PURCH         FULL     $398,000   359     79.9
6901389384    1963.99      7/1/1999     287900      287900           287675.41       PURCH         RAPD     $365,000   359     79.9
6923385121    3033.78      7/1/1999     456000      456000           455626.22       PURCH         RAPD     $570,000   359     79.9
6932905851    1832.52      7/1/1999     272000      272000           271782.48       PURCH         RAPD     $341,000   359     79.9
6943996022    2783.28      7/1/1999     408000      408000           407681.72       PURCH         RAPD     $528,000   359     79.9
6948667990    2690.51      7/1/1999     394400      394400           394092.32       PURCH         RAPD     $496,000   359     79.9
6951507356    1726.07      7/1/1999     256200      256200           255995.12       R/T REFI      RAPD     $322,000   359     79.5
6958247410    1920.94      7/1/1999     300000      300000           299735.31       PURCH         RAPD     $491,000   359     62.4
6965694372    2123.65      7/1/1999     319200      319200           318938.35       PURCH         RAPD     $400,000   359     79.9
6992041472    1787.31      7/1/1999     262000      262000           261795.61       C/O REFI      RAPD     $375,000   359     69.8


                            Total Loans                              152
                            Sched UPB                     $54,430,047.67
                            WAC                                    7.161
                            WAM                                    358.7
                            WOLTV                                   76.0




                                                             EXHIBIT D-2

                                                     NMC MORTGAGE LOAN SCHEDULE


LOAN#            CITY                 ST        ZIP     OCC           PROP     TERM    OLTV    INT RATE         FPAYDT
-----            ----                 --        ---     ---           ----     ----    ----    --------         -------
21597521         RICHMOND             VA       23236    Primary       SFR       360    75.0       7.125        2/1/1999
21903091         AUSTIN               TX       78730    Primary       PUD       360    80.0       7.125        7/1/1998
22030175         BOERNE               TX       78006    Primary       SFR       360    80.0       7.125        6/1/1999
22082929         AUSTIN               TX       78737    Primary       PUD       360    75.4       7.125        7/1/1999
22317127         GERMANTOWN           MD       20874    Primary       SFR       360    51.3       6.500        1/1/1999
22357628         ANNAPOLIS            MD       21401    Primary       SFR       359    76.7       7.750        1/1/1998
22365290         HINSDALE             IL       60521    Primary       PUD       360    78.2       6.875        3/1/1999
22385520         RUMSON               NJ       7760     Primary       SFR       360    47.1       6.875        1/1/1999
22416499         MCKINNEY             TX       75070    Primary       PUD       360    80.0       6.625       12/1/1998
22476097         WEST CHESTE          PA       19380    Primary       SFR       360    80.0       6.625        6/1/1999
22507859         WILSONVILLE          OR       97070    Primary       PUD       360    80.0       7.250       10/1/1998
22511109         COLORADO SP          CO       80906    Primary       PUD       360    75.0       6.750        1/1/1999
22590897         HAWTHORN WO          IL       60047    Primary       SFR       360    80.0       7.000       12/1/1998
22605372         MANASSAS             VA       20111    Primary       SFR       360    77.2       7.375       12/1/1998
22618797         TOWSON               MD       21286    Primary       SFR       360    80.0       7.125        3/1/1999
22633382         LOS ANGELES          CA       90019    Primary       SFR       360    89.8       7.875        2/1/1999
22640262         FARMINGTON           NM       87402    Primary       SFR       360    80.0       7.625        2/1/1999
22644124         MT AIRY              MD       21771    Primary       SFR       360    79.9       7.250        7/1/1999
22713192         POWDER SPRI          GA       30127    Primary       PUD       360    90.0       6.500        4/1/1999
22735062         SEDALIA              CO       80135    Primary       SFR       360    71.9       7.000        3/1/1999
22740864         LAFAYETTE            CO       80026    Primary       PUD       360    80.0       7.250        7/1/1999
22751465         FLOWER MOUN          TX       75028    Primary       PUD       360    80.0       6.750        4/1/1999
22766679         KENNETT SQU          PA       19348    Primary       SFR       360    46.2       6.625        7/1/1999
22781009         AVONDALE ES          GA       30002    Primary       SFR       360    90.0       6.875        4/1/1999
22789382         ST LOUIS             MO       63123    Primary       SFR       360    80.0       7.125        7/1/1999
22791685         BOULDER              CO       80302    Primary       SFR       360    72.5       7.500        7/1/1999
22797492         LITTLETON            CO       80124    Primary       PUD       360    80.0       7.000        6/1/1999
22802664         OAKTON               VA       22124    Primary       PUD       360    71.5       6.625        3/1/1999
22803951         SAN RAMON            CA       94583    Primary       PUD       360    62.5       7.375        6/1/1999
22803993         DAVIE                FL       33325    Primary       PUD       360    80.0       7.125        6/1/1999
22807713         ROCKVILLE            MD       20850    Primary       PUD       360    80.0       6.750        3/1/1999
22813786         MAPLE GLEN           PA       19002    Primary       SFR       360    80.1       6.750        3/1/1999
22826143         FT WAYNE             IN       46783    Primary       SFR       360    74.5       6.875        7/1/1999
22843577         NEWFIELDS            NH       3856     Primary       SFR       360    73.7       7.375        7/1/1999
22846570         OWENS CROSS          AL       35763    Primary       PUD       360    80.0       7.000        6/1/1999
22849475         COLORADO SP          CO       80908    Primary       SFR       360    95.0       7.000        4/1/1999
22864532         JONESTOWN            TX       78645    Primary       SFR       360    79.0       7.250        7/1/1999
22869820         ANNAPOLIS            MD       21401    Primary       PUD       360    80.0       7.250        6/1/1999
22871214         SAN JOSE             CA       95138    Primary       PUD       360    68.8       7.500        7/1/1999
22887004         BROOKEVILLE          MD       20833    Primary       SFR       360    66.6       7.250        6/1/1999
22895692         CHESTER              MD       21619    Primary       SFR       360    80.0       7.500        6/1/1999
22895932         ATLANTA              GA       30331    Primary       PUD       360    80.0       7.375        7/1/1999
22898795         LOUISVILLE           KY       40206    Primary       SFR       360    75.5       7.000       11/1/1998
22900021         COLORADO SP          CO       80921    Primary       PUD       360    80.0       7.250        6/1/1999
22900096         CRYSTAL LAK          IL       60012    Primary       SFR       360    66.5       7.250        7/1/1999
22903926         BALTIMORE            MD       21228    Primary       SFR       360    78.9       7.250        6/1/1999
22905400         CROWNSVILLE          MD       21032    Primary       PUD       360    80.0       7.375        6/1/1999
22905491         EVERGREEN            CO       80439    Primary       PUD       360    52.0       7.250        7/1/1999
22905830         GERMANTOWN           TN       38138    Primary       SFR       360    80.0       7.375        6/1/1999
22908222         SHELTON              CT       6484     Primary       SFR       360    80.0       7.375        6/1/1999
22910251         GIBSONIA             PA       15044    Primary       PUD       360    80.0       7.125        6/1/1999
22911713         ST CHARLES           MO       63304    Primary       SFR       360    79.9       7.250        7/1/1999
22911903         HOUSTON              TX       77005    Primary       SFR       360    80.0       7.125        7/1/1999
22912265         HUNTINGTON           CA       92646    Primary       SFR       360    75.0       7.250        5/1/1999
22914931         EAST HAMPTO          NY       11937    Secondary     SFR       360    74.1       7.250        6/1/1999
22915839         BALTIMORE            MD       21212    Primary       SFR       360    80.0       7.375        6/1/1999
22915920         KNOXVILLE            TN       37922    Primary       SFR       360    80.0       7.250        6/1/1999
22918965         PLEASANTON           CA       94566    Primary       SFR       360    75.0       6.875        6/1/1999
22919039         HENDERSONVI          TN       37075    Primary       SFR       360    95.0       7.625        6/1/1999
22919609         MEMPHIS              TN       38138    Primary       SFR       360    80.0       7.375        7/1/1999
22920292         GLEN ELLYN           IL       60137    Primary       SFR       360    80.0       7.375        6/1/1999
22922140         CINCINNATI           OH       45249    Primary       SFR       360    75.0       7.250        7/1/1999
22923080         MEMPHIS              TN       38120    Primary       SFR       360    46.2       7.250        7/1/1999
22923262         ANNAPOLIS            MD       21401    Primary       SFR       360    80.0       7.000        7/1/1999
22927172         YORBA LINDA          CA       92886    Primary       SFR       360    80.0       6.875        6/1/1999
22931455         ARLINGTON H          IL       60004    Primary       SFR       360    60.4       7.250        7/1/1999
22932230         HOUSTON              TX       77008    Primary       SFR       360    80.0       7.000        6/1/1999
22932750         ST JOSEPH            MI       49085    Primary       SFR       360    80.0       7.250        6/1/1999
22932800         MORRISON             CO       80465    Primary       PUD       360    75.0       7.250        6/1/1999
22935357         PIKE ROAD            AL       36064    Primary       SFR       360    80.0       7.250        6/1/1999
22936488         OWENSBORO            KY       42301    Primary       SFR       360    80.0       7.000        7/1/1999
22937486         LEWIS CENTE          OH       43035    Primary       SFR       360    95.0       7.250        7/1/1999
22939383         SOUTHLAKE            TX       76092    Primary       PUD       360    75.0       6.750        6/1/1999
22941132         ENGLEWOOD            CO       80111    Primary       PUD       360    75.0       7.125        7/1/1999
22941157         HARRISBURG           NC       28075    Primary       PUD       360    90.0       7.000        7/1/1999
22941181         BETHESDA             MD       20814    Primary       SFR       360    80.0       7.250        7/1/1999
22941231         WILMINGTON           DE       19808    Primary       SFR       360    80.0       7.000        7/1/1999
22942239         DARNESTOWN           MD       20874    Primary       SFR       360    80.0       7.375        7/1/1999
22943286         FALLS CHURC          VA       22046    Primary       SFR       360    80.0       7.125        7/1/1999
22944540         SANTA FE             NM       87501    Primary       SFR       360    73.1       7.500        7/1/1999
22945752         LITTLETON            CO       80127    Primary       PUD       360    85.0       7.250        7/1/1999
22946495         MARRIOTTSVI          MD       21104    Primary       SFR       360    80.0       7.375        7/1/1999
22949317         ROCKVILLE            MD       20855    Primary       PUD       360    80.0       7.125        6/1/1999
22949481         RANCHO CUCA          CA       91739    Primary       PUD       360    80.0       7.000        5/1/1999
22949895         MANSFIELD            TX       76063    Primary       SFR       360    65.2       6.875        5/1/1999
22950182         OVERLAND PA          KS       66213    Primary       PUD       360    80.0       7.375        7/1/1999
22953780         BELLEVUE             WA       98006    Primary       SFR       360    62.8       7.500        7/1/1999
22954093         AURORA               CO       80015    Primary       PUD       360    66.6       7.250        6/1/1999
22954408         CHARLESTON           SC       29414    Primary       PUD       360    50.3       7.000        7/1/1999
22954515         HILTON HEAD          SC       29926    Primary       PUD       360    80.0       7.625        6/1/1999
22955090         FAIRFAX STA          VA       22039    Primary       SFR       360    80.0       7.125        6/1/1999
22955165         SKOKIE               IL       60071    Primary       SFR       360    74.9       7.500        7/1/1999
22955801         BUFFALO GRO          IL       60089    Primary       SFR       360    80.0       7.250        6/1/1999
22957443         GROSSE POIN          MI       48236    Primary       SFR       360    73.3       7.500        7/1/1999
22959175         LONGMONT             CO       80503    Primary       PUD       360    80.0       7.250        6/1/1999
22959589         ALBERTVILLE          AL       35950    Primary       SFR       360    75.0       7.000        7/1/1999
22959654         PLANO                TX       75093    Primary       PUD       360    58.7       6.750        6/1/1999
22960991         THE WOODLAN          TX       77382    Primary       SFR       360    80.0       7.125        7/1/1999
22961171         LOVELAND             CO       80537    Primary       PUD       360    78.8       7.125        6/1/1999
22963656         RENO                 NV       89509    Primary       SFR       360    48.5       7.625        6/1/1999
22963805         BERWYN               PA       19312    Primary       SFR       360    77.8       7.125        7/1/1999
22963813         GLENCOE              IL       60022    Primary       SFR       360    48.6       7.125        7/1/1999
22965347         HENDERSONVI          TN       37075    Primary       SFR       360    78.5       7.125        7/1/1999
22965511         PLANO                TX       75093    Secondary     PUD       360    80.0       7.125        7/1/1999
22965529         HOUSTON              TX       77059    Primary       PUD       360    80.0       7.000        7/1/1999
22965933         ANNAPOLIS            MD       21401    Primary       SFR       360    80.0       7.000        7/1/1999
22966576         NAPERVILLE           IL       60540    Primary       SFR       360    90.0       7.250        7/1/1999
22966675         NEW ALBANY           OH       43054    Primary       SFR       360    90.0       7.250        6/1/1999
22967301         VIRGINIA             VA       23455    Primary       PUD       360    86.7       7.000        6/1/1999
22967681         KENT                 WA       98042    Primary       PUD       360    90.0       7.125        7/1/1999
22967855         RIVER FORES          IL       60305    Primary       SFR       360    80.0       7.250        6/1/1999
22968150         POWAY                CA       92064    Primary       SFR       360    78.3       7.375        7/1/1999
22969083         BIRMINGHAM           AL       35216    Primary       SFR       360    65.6       7.375        7/1/1999
22970909         BIRMINGHAM           AL       35244    Primary       PUD       360    95.0       7.250        7/1/1999
22971097         SEVERNA PAR          MD       21146    Primary       PUD       360    80.0       7.250        6/1/1999
22971964         SAN DIEGO            CA       92130    Primary       PUD       360    65.0       7.250        7/1/1999
22973028         BOWIE                MD       20720    Primary       SFR       360    80.0       8.000        6/1/1999
22973432         DALLAS               TX       75225    Primary       SFR       360    80.0       7.500        7/1/1999
22975940         LONGMONT             CO       80501    Primary       PUD       360    80.0       7.125        6/1/1999
22977037         DUBLIN               CA       94568    Primary       PUD       360    80.0       7.000        7/1/1999
22977045         RIVERWOODS           IL       60015    Primary       SFR       360    76.2       7.250        7/1/1999
22977359         WASHINGTON           DC       20015    Primary       SFR       360    80.0       7.375        6/1/1999
22978043         LAS VEGAS            NV       89134    Primary       PUD       360    80.0       7.375        6/1/1999
22978365         ANNAPOLIS            MD       21401    Primary       SFR       360    71.5       7.000        7/1/1999
22979595         LOUISVILLE           KY       40205    Primary       SFR       360    62.6       7.125        7/1/1999
22980254         HOUSTON              TX       77019    Primary       SFR       360    76.5       7.000        6/1/1999
22980908         MCKINNEY             TX       75070    Primary       PUD       360    71.4       7.375        7/1/1999
22981518         NASHVILLE            TN       37215    Primary       SFR       360    65.0       7.250        6/1/1999
22982532         EADS                 TN       38028    Primary       SFR       360    73.9       7.125        7/1/1999
22982722         DALLAS               TX       75287    Primary       PUD       360    80.0       7.125        7/1/1999
22983217         ATLANTA              GA       30305    Primary       SFR       360    52.0       7.000        6/1/1999
22983274         HOUSTON              TX       77025    Primary       SFR       360    77.0       7.000        7/1/1999
22984587         GLENVIEW             IL       60025    Primary       SFR       360    80.0       7.125        7/1/1999
22984918         CHICAGO              IL       60613    Primary       SFR       360    80.0       7.125        7/1/1999
22985261         SANTA FE             NM       87501    Secondary     PUD       360    75.0       7.125        6/1/1999
22985600         GRAPEVINE            TX       76051    Primary       PUD       360    80.0       7.250        6/1/1999
22985808         NIWOT                CO       80503    Primary       PUD       360    75.0       7.250        7/1/1999
22987242         MONUMENT             CO       80132    Primary       PUD       360    74.7       7.125        7/1/1999
22987382         DALLAS               TX       75230    Primary       PUD       360    80.0       7.250        6/1/1999
22987572         DULUTH               GA       30097    Primary       PUD       360    80.0       7.000        7/1/1999
22989420         HOUSTON              TX       77006    Primary       SFR       360    80.0       7.500        6/1/1999
22989495         PLYMOUTH             MI       48170    Primary       SFR       300    74.4       7.500        7/1/1999
22989503         ARLINGTON H          IL       60004    Primary       SFR       360    72.8       7.125        7/1/1999
22989743         ALLEN                TX       75013    Primary       PUD       360    64.5       7.000        7/1/1999
22989941         EDWARDS              CO       81632    Primary       PUD       360    78.9       7.125        7/1/1999
22989966         HOUSTON              TX       77057    Primary       PUD       360    80.0       7.000        7/1/1999
22990576         DUBLIN               CA       94568    Primary       PUD       360    80.0       7.000        7/1/1999
22991012         ELMHURST             IL       60126    Primary       SFR       360    58.3       6.875        7/1/1999
22991467         CUPERTINO            CA       95014    Primary       SFR       360    80.0       7.500        7/1/1999
22991905         PROSPECT             KY       40059    Primary       SFR       360    80.0       6.750        7/1/1999
22992234         KAILUA               HI       96734    Primary       Condo     360    58.8       7.000        6/1/1999
22992580         MIDLOTHIAN           VA       23113    Primary       SFR       360    75.0       7.375        6/1/1999
22992689         ATLANTA              GA       30306    Primary       SFR       360    79.2       7.125        6/1/1999
22992820         NASHVILLE            TN       37215    Primary       SFR       360    79.8       7.250        7/1/1999
22992846         RANCHO CUCA          CA       91739    Primary       PUD       360    79.8       7.000        6/1/1999
22992887         TUCSON               AZ       85718    Primary       PUD       360    80.0       7.125        6/1/1999
22993216         WESTPORT             CT       6880     Primary       SFR       360    70.0       6.875        7/1/1999
22994503         HOUSTON              TX       77005    Primary       SFR       360    80.0       7.000        7/1/1999
22994768         MOORESVILLE          NC       28115    Primary       SFR       360    78.8       6.875        7/1/1999
22995815         FORT COLLIN          CO       80528    Primary       PUD       360    69.4       6.875        6/1/1999
22997423         SAN DIEGO            CA       92130    Primary       SFR       360    68.5       7.000        6/1/1999
22997514         LAS VEGAS            NV       89102    Primary       SFR       360    90.0       7.125        6/1/1999
22997530         THE PLAINS           VA       20198    Primary       SFR       360    59.2       7.375        7/1/1999
22997555         VERNON HILL          IL       60061    Primary       SFR       360    80.0       7.125        7/1/1999
22997860         LAKE FOREST          IL       60045    Primary       SFR       360    69.9       7.125        6/1/1999
22997936         WEBSTER GOV          MO       63119    Primary       SFR       360    78.0       7.125        7/1/1999
22998199         ANCHORAGE            KY       40223    Primary       SFR       360    75.0       7.000        7/1/1999
22998207         FAIRVIEW             TX       75069    Primary       SFR       360    80.0       7.000        6/1/1999
22998710         MOORESVILLE          NC       28117    Primary       PUD       360    80.0       7.000        7/1/1999
22998728         ATLANTA              GA       30331    Primary       SFR       360    83.6       7.250        7/1/1999
22998777         SARASOTA             FL       34242    Primary       PUD       360    56.2       7.250        7/1/1999
22998975         LOS ANGELES          CA       90027    Primary       SFR       360    52.8       6.750        6/1/1999
22999296         RENO                 NV       89509    Primary       PUD       360    80.0       7.000        6/1/1999
22999767         CHICAGO              IL       60660    Primary       SFR       360    80.0       7.250        8/1/1999
22999866         BIRMINGHAM           AL       35223    Primary       SFR       360    60.0       6.875        6/1/1999
23000136         GRAND PRAIR          TX       75050    Primary       SFR       360    80.0       7.125        6/1/1999
23000797         CUMMING              GA       30041    Primary       PUD       360    80.0       6.875        7/1/1999
23000870         OTIS                 OR       97368    Secondary     PUD       360    80.0       7.000        7/1/1999
23001472         FRISCO               TX       75034    Primary       PUD       360    79.6       7.125        6/1/1999
23001951         PLEASANTON           CA       94588    Primary       SFR       360    80.0       7.000        6/1/1999
23002116         RANCHO CUCA          CA       91737    Primary       PUD       360    78.2       7.125        7/1/1999
23002124         LOS ANGELES          CA       90036    Primary       SFR       360    90.0       7.000        6/1/1999
23002397         PLANO                TX       75025    Primary       PUD       360    80.0       7.125        6/1/1999
23002702         BOULDER              CO       80303    Primary       SFR       360    60.8       7.125        6/1/1999
23003064         CUMMING              GA       30040    Primary       PUD       360    79.8       7.250        6/1/1999
23004542         ST LOUIS             MO       63124    Primary       SFR       360    77.7       7.250        7/1/1999
23006372         BOULDER              CO       80302    Primary       SFR       360    48.3       7.000        7/1/1999
23006570         BALTIMORE            MD       21208    Primary       SFR       360    70.5       7.500        7/1/1999
23006596         WOODINVILLE          WA       98072    Primary       SFR       360    46.5       7.125        7/1/1999
23006984         LAFAYETTE            CA       94549    Primary       PUD       360    61.7       7.125        7/1/1999
23007057         SACRAMENTO           CA       95864    Primary       SFR       360    80.0       7.375        6/1/1999
23007370         BELLEVUE             WA       98004    Primary       SFR       360    51.8       6.875        7/1/1999
23007495         SUNRIVER             OR       97707    Secondary     PUD       360    88.2       7.250        7/1/1999
23007966         DALLAS               TX       75219    Primary       SFR       360    80.0       6.875        6/1/1999
23008048         MAPLE GLEN           PA       19002    Primary       SFR       360    80.0       7.000        6/1/1999
23008170         ELLISVILLE           MO       63021    Primary       SFR       360    77.9       7.125        7/1/1999
23009087         ST LOUIS             MO       63146    Primary       PUD       360    70.8       7.125        7/1/1999
23009111         DANVILLE             CA       94526    Primary       PUD       360    80.0       7.375        6/1/1999
23009152         CHICAGO              IL       60631    Primary       SFR       360    74.0       7.000        8/1/1999
23009277         ELLISVILLE           MO       63021    Primary       PUD       360    75.4       7.125        7/1/1999
23009491         GIG HARBOR           WA       98332    Primary       PUD       360    90.0       7.125        7/1/1999
23010663         OVERLAND PA          KS       66221    Primary       PUD       360    80.0       7.125        6/1/1999
23010846         LENEXA               KS       66215    Primary       PUD       360    80.0       7.125        7/1/1999
23010952         AURORA               CO       80015    Primary       SFR       360    78.2       7.125        6/1/1999
23011463         DELAWARE             OH       43015    Primary       SFR       360    71.8       7.125        7/1/1999
23011596         PARK RIDGE           IL       60068    Primary       SFR       360    79.3       7.375        7/1/1999
23011646         LAKE FOREST          IL       60045    Primary       SFR       360    86.6       7.625        7/1/1999
23011653         DENVER               CO       80209    Primary       SFR       360    67.2       7.250        6/1/1999
23011935         RICHARDSON           TX       75082    Primary       PUD       360    80.0       7.125        6/1/1999
23012297         LOS ANGELES          CA       90049    Primary       SFR       360    65.0       7.125        7/1/1999
23012404         KILDEER              IL       60047    Primary       SFR       360    72.3       7.125        7/1/1999
23012602         NAPERVILLE           IL       60565    Primary       SFR       360    78.6       7.125        7/1/1999
23012735         PALOS PARK           IL       60464    Primary       SFR       360    60.0       7.125        7/1/1999
23012768         GARDNERVILL          NV       89410    Primary       SFR       360    65.7       7.250        7/1/1999
23012891         DALLAS               TX       75252    Primary       SFR       360    80.0       7.125        7/1/1999
23012917         ANDOVER              MA       1810     Primary       SFR       360    80.0       7.250        7/1/1999
23013774         STERLING             VA       20164    Primary       PUD       360    80.0       7.250        6/1/1999
23014202         HIGHLANDS R          CO       80126    Primary       PUD       360    95.0       7.250        7/1/1999
23014889         DALLAS               TX       75230    Primary       SFR       360    80.0       7.000        7/1/1999
23016173         SAN JOSE             CA       95128    Primary       SFR       360    79.7       7.250        6/1/1999
23016231         KATY                 TX       77450    Primary       PUD       360    80.0       7.000        7/1/1999
23016314         DEERFIELD            IL       60015    Primary       SFR       360    77.7       7.250        6/1/1999
23017130         PLANO                TX       75205    Primary       PUD       360    80.0       7.125        6/1/1999
23017163         APTOS                CA       95003    Primary       SFR       360    60.8       7.000        6/1/1999
23017254         CALABASAS            CA       91302    Primary       SFR       360    75.0       7.500        6/1/1999
23018005         PALM HARBOR          FL       34685    Primary       PUD       360    80.0       6.875        7/1/1999
23018104         LITTLETON            CO       80128    Primary       PUD       360    71.7       7.000        7/1/1999
23018534         NAPERVILLE           IL       60564    Primary       SFR       360    90.0       7.250        7/1/1999
23018658         DENVER               CO       80209    Primary       SFR       360    95.0       7.125        6/1/1999
23019268         ALLEN                TX       75013    Primary       PUD       360    80.0       7.125        6/1/1999
23019557         LAKE OSWEGO          OR       97035    Primary       SFR       360    80.0       7.375        7/1/1999
23019631         LEESBURG             VA       20176    Primary       SFR       360    80.0       7.000        7/1/1999
23020845         COLORADO SP          CO       80919    Primary       PUD       360    95.0       7.125        7/1/1999
23021215         AVON                 CO       81620    Secondary     Condo     360    75.0       7.125        7/1/1999
23021975         LONGMONT             CO       80503    Primary       SFR       360    85.0       7.250        7/1/1999
23022338         BETHEDSA             MD       20814    Primary       SFR       360    53.1       7.250        6/1/1999
23022775         MISSION HIL          KS       66208    Primary       SFR       360    71.6       7.125        7/1/1999
23023070         PALM COAST           FL       32137    Primary       SFR       360    74.0       7.125        7/1/1999
23023203         BOULDER              CO       80302    Primary       SFR       360    80.0       7.125        7/1/1999
23023427         BURR RIDGE           IL       60521    Primary       SFR       360    74.5       7.625        7/1/1999
23024466         SAN JOSE             CA       95136    Primary       SFR       360    90.0       7.375        6/1/1999
23024953         RIDGEFIELD           CT       6877     Primary       SFR       360    80.0       7.250        6/1/1999
23025422         ATLANTA              GA       30306    Primary       SFR       360    68.8       7.250        6/1/1999
23025455         DALLAS               TX       75225    Primary       SFR       360    80.0       7.125        7/1/1999
23026370         SANTA ROSA           CA       95404    Primary       SFR       360    80.0       7.375        6/1/1999
23026412         MIAMI                FL       33176    Primary       SFR       360    76.4       7.125        7/1/1999
23026693         HUNTERSVILL          NC       28078    Primary       PUD       360    90.0       7.000        6/1/1999
23026891         ATLANTA              GA       30309    Primary       SFR       360    62.5       7.125        7/1/1999
23027444         LAKE VILLA           IL       60046    Primary       PUD       360    76.6       7.250        7/1/1999
23027683         HIGHLAND PA          IL       60035    Primary       SFR       360    62.3       7.125        7/1/1999
23027725         SAN FRANCIS          CA       94117    Primary       Condo     360    80.0       7.250        6/1/1999
23027758         ST CHARLES           MO       63304    Primary       PUD       360    80.0       7.125        7/1/1999
23027907         HUNTSVILLE           AL       35801    Primary       SFR       360    80.0       6.875        7/1/1999
23028236         ATLANTA              GA       30327    Primary       SFR       360    80.0       7.000        6/1/1999
23028350         DUNWOODY             GA       30338    Primary       PUD       360    68.1       7.125        7/1/1999
23028392         MARIETTA             GA       30068    Primary       SFR       360    75.0       6.875        7/1/1999
23028475         SMYRNA               GA       30080    Primary       PUD       360    80.0       7.000        7/1/1999
23028657         AVON/BEAVER          CO       81620    Secondary     Condo     360    78.2       7.000        7/1/1999
23028681         COLORADO SP          CO       80906    Primary       PUD       360    79.3       7.000        7/1/1999
23029275         ROSWELL              GA       30075    Primary       PUD       360    79.9       7.000        7/1/1999
23029879         VAIL                 CO       81657    Secondary     Condo     360    80.0       6.875        7/1/1999
23029895         COLLIERVILL          TN       38017    Primary       SFR       360    75.0       7.125        6/1/1999
23030737         GLEN ELLYN           IL       60137    Primary       SFR       360    79.8       7.000        7/1/1999
23031172         HUMBLE               TX       77346    Primary       SFR       360    69.7       7.000        6/1/1999
23031255         ST PAUL              MN       55105    Primary       SFR       360    90.0       7.250        6/1/1999
23031636         WOODLAND PA          CO       80863    Primary       SFR       360    66.9       7.500        7/1/1999
23032345         COLUMBIA             SC       29206    Primary       SFR       360    74.7       6.875        7/1/1999
23032998         DEL MAR              CA       92014    Primary       SFR       360    78.9       7.000        7/1/1999
23033384         BLOOMINGTON          MN       55438    Primary       SFR       360    80.0       7.125        7/1/1999
23033483         FRISCO               TX       75035    Primary       SFR       360    80.0       6.875        7/1/1999
23034234         EUGENE               OR       97402    Primary       SFR       360    75.7       7.125        7/1/1999
23034549         NIWOT                CO       80503    Primary       PUD       360    54.2       7.000        7/1/1999
23034671         BAINBRIDGE           WA       98110    Primary       SFR       360    72.1       7.000        7/1/1999
23034846         BRENTWOOD            TN       37027    Primary       SFR       360    79.9       7.000        7/1/1999
23035041         CHARLOTTE            NC       28277    Primary       SFR       360    63.8       6.875        7/1/1999
23035066         LIBERTY              MO       64068    Primary       SFR       360    80.0       7.125        7/1/1999
23035363         PLANO                TX       75093    Primary       SFR       360    70.5       7.000        7/1/1999
23035736         LEAWOOD              KS       66224    Primary       PUD       360    79.1       7.000        7/1/1999
23036049         HAMPTON              GA       30228    Primary       SFR       360    80.0       6.875        7/1/1999
23036122         RENO                 NV       89509    Primary       SFR       360    80.0       7.250        7/1/1999
23036221         AUSTIN               TX       78738    Primary       SFR       360    80.0       7.125        7/1/1999
23036379         CAMAS                WA       98607    Primary       SFR       360    42.3       7.000        7/1/1999
23036833         ENGLEWOOD            CO       80111    Primary       SFR       360    44.8       6.875        6/1/1999
23036866         LONGMONT             CO       80504    Primary       PUD       360    84.1       7.000        6/1/1999
23036932         VISTA                CA       92084    Primary       SFR       360    65.2       7.125        7/1/1999
23037153         WILSONVILLE          OR       97070    Primary       PUD       360    75.0       7.125        7/1/1999
23037492         LOUISVILLE           KY       40214    Primary       SFR       360    78.7       7.125        7/1/1999
23037518         SUNNYVALE            CA       94086    Primary       SFR       360    80.0       7.250        7/1/1999
23038359         CHARLOTTESV          VA       22901    Primary       SFR       360    95.0       7.125        6/1/1999
23038680         INDIANAPOLI          IN       46260    Primary       SFR       360    95.0       7.250        8/1/1999
23039050         RALEIGH              NC       27603    Primary       PUD       360    80.0       6.750        7/1/1999
23039175         SUNNYVALE            CA       94087    Primary       SFR       360    80.0       7.125        7/1/1999
23039373         REDMOND              WA       98053    Primary       PUD       360    90.0       7.000        7/1/1999
23039548         GLENVIEW             IL       60026    Primary       SFR       360    57.1       7.125        6/1/1999
23039845         LAKE OSWEGO          OR       97034    Primary       SFR       360    75.3       7.125        7/1/1999
23039985         HIGHLAND PA          IL       60035    Primary       SFR       360    62.4       7.000        7/1/1999
23040082         OAKTON               VA       22124    Primary       SFR       360    49.6       7.250        7/1/1999
23040124         ALTO                 NM       88312    Secondary     PUD       360    89.9       7.125        7/1/1999
23040132         FINKSBURG            MD       21048    Primary       PUD       360    68.9       7.000        6/1/1999
23041015         GERMANTOWN           TN       38139    Primary       SFR       360    80.0       6.625        7/1/1999
23041841         PORTLAND             OR       97221    Primary       SFR       360    75.0       6.875        8/1/1999
23042633         MCKINNEY             TX       75070    Primary       PUD       360    80.0       6.875        6/1/1999
23042690         HOUSTON              TX       77005    Primary       SFR       360    80.0       7.000        7/1/1999
23042740         DALLAS               TX       75220    Primary       PUD       360    80.0       7.250        6/1/1999
23042906         HINSDALE             IL       60521    Primary       SFR       360    65.1       7.125        7/1/1999
23043136         ROCKVILLE            MD       20850    Primary       PUD       360    80.0       7.000        6/1/1999
23043151         HOUSTON              TX       77024    Primary       SFR       360    63.2       7.000        7/1/1999
23043243         SAVAGE               MN       55378    Primary       SFR       360    90.0       7.125        7/1/1999
23043342         INDIANAPOLI          IN       46236    Primary       PUD       360    71.9       7.250        7/1/1999
23043599         FORT COLLIN          CO       80524    Primary       SFR       360    70.9       7.125        7/1/1999
23043953         BARTLETT             TN       38135    Primary       SFR       360    95.0       7.375        7/1/1999
23044258         LYONS                CO       80540    Primary       PUD       360    80.0       7.250        7/1/1999
23044449         MT AIRY              MD       21171    Primary       SFR       360    80.0       7.500        7/1/1999
23044613         FLOSSMOOR            IL       60422    Primary       SFR       360    80.0       7.250        7/1/1999
23044902         COPPELL              TX       75019    Primary       PUD       360    79.4       7.250        6/1/1999
23044928         ELPASO               TX       79922    Primary       SFR       360    79.4       7.250        6/1/1999
23045099         CHARLOTTE            NC       28216    Primary       PUD       360    80.0       7.125        7/1/1999
23045214         MONUMENT             CO       80132    Primary       SFR       360    75.0       7.250        6/1/1999
23045933         LONG BEACH           CA       90803    Primary       PUD       360    80.0       7.625        6/1/1999
23046378         CHARLOTTE            NC       28204    Primary       SFR       360    90.0       6.875        7/1/1999
23046733         ATHENS               AL       35611    Primary       SFR       360    80.0       7.375        7/1/1999
23046832         AUSTIN               TX       78733    Primary       PUD       360    80.0       7.250        7/1/1999
23047517         WOODLAND PA          CO       80863    Investor      SFR       360    70.0       7.875        7/1/1999
23047541         WOODLAND PA          CO       80863    Investor      SFR       360    70.0       7.875        7/1/1999
23047731         EVERGREEN            CO       80439    Primary       PUD       360    63.6       7.125        7/1/1999
23047814         KNOXVILLE            TN       37919    Primary       Condo     360    90.0       7.250        7/1/1999
23047863         AUSTIN               TX       78738    Primary       PUD       360    80.0       7.125        7/1/1999
23048242         BROOMFIELD           CO       80020    Primary       PUD       360    80.0       7.250        7/1/1999
23048580         SALEM                OR       97302    Primary       SFR       360    79.8       6.875        7/1/1999
23048713         HOUSTON              TX       77079    Primary       PUD       360    87.5       7.000        7/1/1999
23049174         KIHEI                HI       96753    Secondary     PUD       360    63.7       7.250        7/1/1999
23049232         FRISCO               TX       75034    Primary       PUD       360    76.1       7.125        7/1/1999
23049406         PONTE VEDRA          FL       32082    Primary       PUD       360    61.5       7.000        7/1/1999
23049794         HOUSTON              TX       77024    Primary       SFR       360    68.4       7.125        7/1/1999
23049836         SANTA CLARA          CA       95051    Primary       SFR       360    75.0       7.375        7/1/1999
23049877         PHOENIX              AZ       85045    Primary       PUD       300    69.2       7.250        6/1/1999
23049943         LITTLETON            CO       80124    Primary       PUD       360    79.2       7.250        7/1/1999
23049968         NAGS HEAD            NC       27959    Secondary     PUD       360    80.0       7.250        7/1/1999
23050701         COLORADO SP          CO       80908    Primary       PUD       360    80.0       7.125        7/1/1999
23051220         PARKVILLE            MO       64152    Primary       SFR       360    80.0       7.250        7/1/1999
23051402         NEWPORT BEA          CA       92660    Primary       Condo     360    80.0       7.125        7/1/1999
23051444         BOULDER              CO       80303    Primary       PUD       360    60.5       7.250        7/1/1999
23051915         SAN JOSE             CA       95126    Primary       SFR       360    80.0       7.375        7/1/1999
23053440         BRENTWOOD            TN       37027    Primary       SFR       360    80.0       7.250        7/1/1999
23053564         LAFAYETTE            CO       80026    Primary       PUD       360    80.0       7.500        7/1/1999
23053572         OLNEY                MD       20832    Primary       PUD       360    80.0       7.250        7/1/1999
23054703         BIRMINGHAM           AL       35216    Primary       SFR       360    77.9       7.250        7/1/1999
23055874         BERKELEY             CA       94709    Primary       SFR       360    89.9       7.125        7/1/1999
23055924         ATLANTA              GA       30305    Primary       SFR       360    80.0       6.875        7/1/1999
23056641         SEVERNA PAR          MD       21146    Primary       SFR       360    80.0       7.250        7/1/1999
23056898         HILLSBORO            OR       97124    Primary       SFR       360    90.0       7.000        7/1/1999
23057037         SANTA ROSA           CA       95404    Primary       SFR       360    77.1       7.250        7/1/1999
23057714         DALLAS               TX       75229    Primary       SFR       360    80.0       7.000        7/1/1999
23058415         DALLAS               TX       75287    Primary       SFR       360    80.0       7.250        7/1/1999
23058878         SEATTLE              WA       98115    Primary       SFR       360    73.1       7.125        7/1/1999
23058985         LUBBOCK              TX       79424    Primary       SFR       360    95.0       7.250        6/1/1999
23059017         KERRVILLE            TX       78028    Primary       SFR       360    61.6       6.875        6/1/1999
23059231         DAVIS                CA       95616    Primary       SFR       360    74.3       7.125        7/1/1999
23059819         VESTAVIA             AL       35242    Primary       PUD       360    75.0       6.875        7/1/1999
23060163         ALBUQUERQUE          NM       87111    Primary       PUD       360    70.5       7.500        7/1/1999
23060221         GLEN ELLEN           CA       95442    Secondary     SFR       360    80.0       7.250        7/1/1999
23061591         BARRINGTON           IL       60010    Primary       SFR       360    34.1       7.250        8/1/1999
23061674         PARKER               CO       80134    Primary       SFR       360    78.9       7.375        8/1/1999
23061815         BOULDER              CO       80303    Primary       SFR       360    60.9       7.125        7/1/1999
23062771         GLEN ELLYN           IL       60137    Primary       SFR       360    80.0       6.625        7/1/1999
23062847         CONYERS              GA       30094    Primary       SFR       360    90.0       7.000        7/1/1999
23064090         MORRO BAY            CA       93442    Primary       SFR       360    76.9       7.000        7/1/1999
23066319         ATLANTA              GA       30328    Primary       SFR       360    69.5       7.000        7/1/1999
23066822         RESTON               VA       20194    Primary       PUD       360    80.0       7.250        7/1/1999
23069107         SAN JOSE             CA       95125    Primary       SFR       360    80.0       7.250        7/1/1999
23069495         BELLAIRE             TX       77401    Primary       SFR       360    80.0       7.000        7/1/1999
23069537         PLANO                TX       75025    Primary       PUD       360    80.0       7.250        7/1/1999
23070014         SAN JOSE             CA       95138    Primary       PUD       360    80.0       7.125        7/1/1999
23070139         SAN JOSE             CA       95138    Primary       PUD       360    80.0       6.750        7/1/1999
23070899         ANN ARBOR            MI       48105    Primary       SFR       360    69.8       7.000        7/1/1999
23071475         HOUSTON              TX       77055    Primary       SFR       360    80.0       7.000        7/1/1999
23071962         CHINO HILLS          CA       91709    Primary       PUD       360    75.0       7.250        7/1/1999
23072812         PASADENA             CA       91107    Primary       SFR       360    89.9       7.375        7/1/1999
23074354         MILL VALLEY          CA       94941    Primary       Condo     360    80.0       7.250        7/1/1999
23074800         KATY                 TX       77450    Primary       PUD       360    80.0       7.125        7/1/1999
23075534         BOULDER              CO       80303    Primary       SFR       360    74.4       7.125        7/1/1999
23076185         SMYRNA               GA       30082    Primary       SFR       360    79.2       7.125        7/1/1999
23078959         LAKE ST. LO          MO       63367    Primary       PUD       360    80.0       7.250        7/1/1999
23079718         NEDERLAND            CO       80466    Primary       SFR       360    74.7       7.000        7/1/1999
23080062         BRIGHTON             CO       80601    Primary       PUD       360    80.0       7.250        7/1/1999
23080732         ALBUQUERQUE          NM       87122    Primary       SFR       360    61.9       7.500        6/1/1999
23080872         AURORA               CO       80016    Primary       PUD       360    69.0       7.125        7/1/1999
23081060         CANTON               MI       48188    Primary       SFR       360    90.0       7.125        7/1/1999
23081524         DENVER               CO       80237    Primary       SFR       360    70.0       7.125        7/1/1999
23082803         CLARKSVILLE          MD       21029    Primary       SFR       360    74.7       7.250        7/1/1999
23082910         SUGAR LAND           TX       77479    Primary       PUD       360    80.0       6.625        7/1/1999
23083447         SAN DIEGO            CA       92122    Primary       SFR       360    90.0       7.500        7/1/1999
23084650         GREENSBORO           NC       27407    Primary       PUD       360    80.0       7.250        7/1/1999
23085178         LITTLETON            CO       80123    Primary       PUD       360    80.0       7.000        6/1/1999
23085236         PARKER               CO       80134    Primary       PUD       360    80.0       7.000        6/1/1999
23085871         TRAPPE               PA       19426    Primary       PUD       360    90.0       7.375        7/1/1999
23086747         INCLINE VIL          NV       89451    Primary       SFR       360    70.0       7.500        7/1/1999
23088297         HOT SPRINGS          AR       71913    Primary       SFR       360    80.0       7.000        7/1/1999
23088651         BETHESDA             MD       20814    Primary       SFR       360    79.5       7.625        7/1/1999
23088826         UNIVERSITY           TX       75225    Primary       SFR       360    70.0       7.125        7/1/1999
23088891         SAN DIEGO            CA       92107    Primary       SFR       360    75.0       7.375        7/1/1999
23089238         DENVER               CO       80206    Primary       Townhouse 360    90.0       7.250        7/1/1999
23089568         CUMMING              GA       30041    Primary       PUD       360    73.8       7.125        7/1/1999
23090392         CHINO HILLS          CA       91709    Primary       SFR       360    75.0       7.125        7/1/1999
23090822         SAN ANTONIO          TX       78248    Primary       PUD       360    95.0       7.250        7/1/1999
23092463         OAK RIDGE            TN       37830    Primary       SFR       360    80.0       7.125        7/1/1999
23093974         SAUSALITO            CA       94965    Primary       PUD       360    80.0       7.750        7/1/1999
23093990         ROSWELL              GA       30076    Primary       PUD       360    90.0       7.000        7/1/1999
23094600         PHOENIX              AZ       85021    Primary       PUD       360    79.5       7.375        7/1/1999
23096316         HOUSTON              TX       77059    Primary       PUD       360    80.0       7.375        7/1/1999
23097504         LONGMONT             CA       90504    Primary       SFR       360    84.5       7.375        7/1/1999
23097785         MARLBORO             MD       20772    Primary       SFR       360    89.9       7.375        7/1/1999
23097975         LONGMONT             CO       80501    Primary       SFR       360    90.0       7.250        7/1/1999
23098577         EVERGREEN            CO       80439    Primary       SFR       360    89.5       7.500        7/1/1999
23098635         DANVILLE             CA       94526    Primary       SFR       360    80.0       7.250        7/1/1999
23102007         DALLAS               TX       75244    Primary       SFR       360    80.0       7.375        7/1/1999
23103914         SEATTLE              WA       98112    Primary       PUD       360    80.0       7.500        7/1/1999
23105257         SEATTLE              WA       98109    Primary       SFR       360    64.0       7.125        7/1/1999
23105992         DULUTH               GA       30097    Primary       PUD       360    80.0       7.250        7/1/1999
23107444         KINGWOOD             TX       77345    Primary       PUD       360    80.0       7.250        7/1/1999
23109390         BANNOCKBURN          IL       60015    Primary       SFR       360    94.8       7.500        7/1/1999
23111263         AUSTIN               TX       78703    Primary       SFR       360    80.0       7.250        7/1/1999
23112519         OAK PARK             IL       60302    Primary       SFR       360    80.0       7.000        7/1/1999
23117658         ARLINGTON            TX       76017    Primary       SFR       360    87.0       7.375        7/1/1999
23118946         NASHVILLE            TN       37205    Primary       SFR       360    52.9       7.000        6/1/1999
23119225         ATLANTA              GA       30305    Primary       SFR       360    80.0       6.875        6/1/1999
23119357         ALPHARETTA           GA       30022    Primary       PUD       360    78.9       6.875        6/1/1999
23119506         FAYETTEVILL          GA       30215    Primary       PUD       360    79.4       6.875        7/1/1999
23120512         TUCSON               AZ       85718    Primary       SFR       360    80.0       7.375        7/1/1999
23121783         COLUMBUS             IN       47201    Primary       SFR       360    61.9       7.250        7/1/1999
23128374         ST CHARLES           IL       60175    Primary       SFR       360    90.0       7.250        7/1/1999
23128788         PORTLAND             OR       97232    Primary       SFR       360    72.7       7.250        7/1/1999
23133044         AUSTIN               TX       78746    Primary       SFR       360    75.0       6.875        7/1/1999
23136500         POWDER SPRI          GA       30127    Primary       PUD       360    80.0       7.375        7/1/1999
23139389         RICHMOND             VA       23230    Primary       SFR       360    80.0       7.125        7/1/1999
23139538         PALATINE             IL       60067    Primary       SFR       360    80.0       7.625        7/1/1999
23141138         ST CHARLES           IL       60174    Primary       SFR       360    80.0       7.500        7/1/1999
23144819         CHICAGO              IL       60614    Primary       Condo     360    80.0       6.875        8/1/1999
23163033         STERLING             VA       20165    Primary       PUD       360    80.0       7.000        7/1/1999
23163959         RESTON               VA       20191    Primary       PUD       360    80.0       6.875        6/1/1999
23164379         FREMONT              CA       94536    Primary       PUD       360    80.0       7.125        6/1/1999
23164411         LITTLETON            CO       80128    Primary       PUD       360    80.0       7.250        6/1/1999
23164510         FREMONT              CA       94536    Primary       PUD       360    90.0       7.125        6/1/1999
27011154         PLEASANT GA          NC       27313    Primary       SFR       360    90.0       7.000        7/1/1999
27154731         ORMOND BEAC          FL       32174    Primary       PUD       360    90.0       7.375        8/1/1999
27560788         FREMONT              CA       94539    Primary       SFR       360    80.0       7.000        7/1/1999
27583822         UNION CITY           CA       94587    Primary       SFR       360    80.0       7.125        7/1/1999
27622547         NORMAN               OK       73072    Primary       SFR       360    95.0       7.250        7/1/1999
27689033         MCLEAN               VA       22101    Primary       SFR       360    80.0       7.125        7/1/1999
27701853         AUBURN               WA       98001    Primary       SFR       360    95.0       7.250        7/1/1999
27718717         GLENDALE             CA       91207    Primary       SFR       360    68.2       6.875        4/1/1999
27800184         LOOKOUT MOU          TN       37350    Primary       SFR       360    90.0       7.000        7/1/1999
27800424         DAYTONA BEA          FL       32124    Primary       PUD       360    80.0       7.250        7/1/1999
27802222         CHARLOTTE            NC       28207    Primary       SFR       360    57.2       6.750        4/1/1999
27826924         HILTON HEAD          SC       29928    Primary       PUD       360    80.0       7.250        7/1/1999
27847581         KESWICK              VA       22947    Primary       PUD       360    80.0       7.500        7/1/1999
27912914         FREMONT              CA       94539    Primary       PUD       360    80.0       7.250        7/1/1999
27923721         SILVER SPRI          MD       20901    Primary       SFR       360    80.0       6.875        7/1/1999
27930163         LAKE MARY            FL       32746    Primary       SFR       360    79.5       7.250        7/1/1999
27936996         NAPLES               FL       34102    Primary       SFR       360    70.0       6.875        7/1/1999
27940931         RICHMOND             TX       77469    Primary       SFR       360    88.6       7.375        7/1/1999
27947886         ROWLAND HEI          CA       91748    Primary       SFR       360    79.9       7.125        7/1/1999
27956903         ARLINGTON            VA       22203    Primary       SFR       360    69.7       6.875        7/1/1999
27956952         CHARLOTTESV          VA       22901    Primary       PUD       360    80.0       6.875        7/1/1999
27972884         PALM BEACH           FL       33418    Primary       PUD       360    80.0       7.125        7/1/1999
27974278         FREMONT              CA       94536    Primary       PUD       360    80.0       8.125        7/1/1999
27984079         ARLINGTON            VA       22201    Primary       SFR       360    90.0       7.250        7/1/1999
27984632         SAN RAMON            CA       94583    Primary       SFR       360    72.3       7.375        7/1/1999
27985761         HALF MOON B          CA       94019    Primary       PUD       360    50.2       6.875        7/1/1999
27987221         DENVER               CO       80246    Primary       SFR       360    80.0       7.250        7/1/1999
27987569         SAN JOSE             CA       95133    Primary       SFR       360    80.0       7.250        7/1/1999
27990373         DURHAM               NC       27712    Primary       PUD       360    80.0       7.125        7/1/1999
27992627         SAN FRANCIS          CA       94121    Primary       SFR       360    80.0       7.125        7/1/1999
28004992         SAN FRANCIS          CA       94116    Primary       SFR       360    80.0       7.000        7/1/1999
28009413         LOS ANGELES          CA       90064    Primary       SFR       360    66.7       7.000        7/1/1999
28034676         SAN DIEGO            CA       92131    Primary       PUD       360    58.2       7.375        7/1/1999
28036069         SAN RAMON            CA       94583    Primary       SFR       360    80.0       7.125        7/1/1999
28037083         REDWOOD CIT          CA       94065    Primary       SFR       360    47.9       7.000        7/1/1999
28037216         SUMMERVILLE          SC       29483    Primary       SFR       360    80.0       7.125        7/1/1999
28038594         ATLANTA              GA       30327    Primary       SFR       360    80.0       7.125        7/1/1999
28039543         SAN JOSE             CA       95131    Primary       SFR       360    80.0       7.250        7/1/1999
28040269         RICHMOND             VA       23227    Primary       SFR       360    95.0       7.375        7/1/1999
28048999         BOCA RATON           FL       33496    Primary       PUD       360    60.0       7.500        7/1/1999
28052330         FLETCHER             NC       28732    Primary       SFR       360    85.0       6.375        7/1/1999
28054849         GOLD RIVER           CA       95670    Primary       SFR       360    80.0       7.250        7/1/1999
28057479         ORLANDO              FL       32819    Primary       PUD       360    76.1       7.125        7/1/1999
28059640         PLANO                TX       75024    Primary       SFR       360    80.0       6.875        7/1/1999
28060119         LITTLE ROCK          AR       72207    Primary       SFR       360    80.0       7.125        7/1/1999
28060259         SUNNYVALE            CA       94087    Primary       SFR       360    80.0       7.125        7/1/1999
28061075         SAN FRANCIS          CA       94114    Primary       Condo     360    80.0       7.000        7/1/1999
28061562         CRADDOCKVIL          VA       23341    Primary       SFR       360    80.0       7.625        7/1/1999
28064210         REDWOOD CIT          CA       94061    Primary       SFR       360    75.0       7.125        7/1/1999
28066462         FRANKLIN             TN       37064    Primary       SFR       360    80.0       7.000        7/1/1999
28076966         DAVIS                CA       95616    Primary       SFR       360    80.0       7.125        7/1/1999
28078228         SAN RAMON            CA       94583    Primary       SFR       360    90.0       7.250        7/1/1999
28087484         AMHERST              NH       3031     Primary       SFR       360    67.1       7.125        7/1/1999
28090793         LOS ALTOS            CA       94024    Primary       SFR       360    23.7       7.000        7/1/1999
28094282         DANVILLE             CA       94526    Primary       SFR       360    72.1       7.125        7/1/1999
28094506         RICHMOND             VA       23229    Primary       SFR       360    76.6       7.125        7/1/1999
28098135         CHINO HILLS          CA       91709    Primary       PUD       360    79.4       7.375        7/1/1999
28100568         PROSPECT             KY       40059    Primary       SFR       360    90.0       6.875        7/1/1999
28110732         CAMPBELL             CA       95008    Primary       SFR       360    80.0       7.125        7/1/1999
28111813         PACIFICA             CA       94044    Primary       SFR       360    80.0       7.125        7/1/1999
28119956         HUNTINGTON           CA       92647    Primary       SFR       360    80.0       7.125        7/1/1999
28124873         MISSION VIE          CA       92691    Primary       SFR       360    66.4       7.250        7/1/1999
28125060         STUART               FL       34996    Secondary     PUD       360    74.2       6.875        7/1/1999
28128106         NOVATO               CA       94949    Primary       SFR       360    63.0       7.250        7/1/1999
28129328         ATLANTA              GA       30342    Primary       SFR       360    80.0       6.750        7/1/1999
28129435         TRINIDAD             CA       95570    Secondary     SFR       360    80.0       7.000        7/1/1999
28129518         FRIPP ISLAN          SC       29920    Secondary     PUD       360    54.2       6.875        7/1/1999
28129682         RALEIGH              NC       27614    Primary       PUD       360    67.7       7.125        7/1/1999
28129773         MARTINEZ             GA       30907    Primary       SFR       360    80.0       6.875        7/1/1999
28130136         FAIR OAKS            CA       95628    Primary       SFR       360    90.0       7.125        7/1/1999
28132728         DELRAY BEAC          FL       33446    Primary       PUD       360    79.8       7.250        7/1/1999
28133825         SAN DIEGO            CA       92130    Primary       SFR       360    67.1       7.250        7/1/1999
28134286         SAN JUAN CA          CA       92675    Primary       PUD       360    53.1       7.125        7/1/1999
28134567         PASADENA             CA       91107    Primary       SFR       360    70.0       6.500        7/1/1999
28136067         PARKLAND             FL       33067    Primary       PUD       360    80.0       7.250        7/1/1999
28136133         SAN JOSE             CA       95135    Primary       Condo     360    61.6       6.750        7/1/1999
28136596         AVALON               CA       90704    Secondary     Condo     360    80.0       7.125        7/1/1999
28137339         SUNNYVALE            CA       94087    Primary       SFR       360    52.6       7.250        7/1/1999
28137487         CUPERTINO            CA       95014    Primary       SFR       360    38.8       7.250        7/1/1999
28138840         GERMANTOWN           TN       38138    Primary       PUD       360    80.0       6.750        7/1/1999
28138931         LAGUNA HILL          CA       92653    Primary       SFR       360    57.1       7.125        7/1/1999
28139087         CAMARILLO            CA       93012    Primary       SFR       360    70.9       7.000        7/1/1999
28139368         HILTON HEAD          SC       29926    Primary       PUD       360    39.4       7.250        7/1/1999
28139723         GROVELAND            CA       95321    Primary       PUD       360    79.3       7.250        7/1/1999
28140507         ORINDA               CA       94563    Primary       SFR       360    80.0       7.625        7/1/1999
28140614         BRADENTON            FL       34202    Primary       PUD       360    80.0       7.000        7/1/1999
28140655         GARDNERVILL          NV       89410    Primary       SFR       360    78.2       7.250        7/1/1999
28140895         THOUSAND OA          CA       91320    Primary       PUD       360    80.0       7.000        7/1/1999
28141109         MISSION VIE          CA       92692    Primary       PUD       360    68.3       7.125        7/1/1999
28141158         REDONDO BEA          CA       90278    Primary       Condo     360    80.0       7.125        7/1/1999
28141182         CAMERON PAR          CA       95682    Primary       SFR       360    73.3       7.125        7/1/1999
28141208         HILTON HEAD          SC       29928    Primary       PUD       360    63.1       7.250        7/1/1999
28142529         CARY                 NC       27513    Primary       PUD       360    80.0       7.250        7/1/1999
28142719         KANSAS CITY          MO       64116    Primary       PUD       360    53.7       7.250        7/1/1999
28143477         BOERNE               TX       78015    Primary       SFR       360    80.0       7.000        7/1/1999
28143774         SAN JOSE             CA       95129    Primary       SFR       360    55.0       7.375        7/1/1999
28143782         OAKLAND              CA       94619    Primary       SFR       360    65.8       7.125        7/1/1999
28144376         PALOS VERDE          CA       90274    Primary       SFR       360    73.0       7.125        7/1/1999
28144475         GRANITE BAY          CA       95746    Primary       SFR       360    68.1       7.250        7/1/1999
28144483         WOODLAND HI          CA       91364    Primary       SFR       360    70.6       7.625        7/1/1999
28144723         ALEXANDRIA           VA       22314    Primary       Condo     360    67.5       7.250        7/1/1999
28146520         ENCINO               CA       91316    Primary       SFR       360    75.0       7.125        7/1/1999
28147635         BELMONT              CA       94002    Primary       SFR       360    52.8       7.250        7/1/1999
28147643         MILLBRAE             CA       94030    Primary       SFR       360    70.0       7.250        7/1/1999
28148864         ROCKVILLE            MD       20852    Primary       SFR       360    80.0       7.125        7/1/1999
28149177         INCLINE VIL          NV       89450    Secondary     SFR       360    80.0       7.125        7/1/1999
28151553         ALAMO                CA       94507    Primary       SFR       360    69.9       7.375        7/1/1999
28151652         FREMONT              CA       94536    Primary       SFR       360    80.0       7.250        7/1/1999
28152536         CLIFTON              VA       20124    Primary       SFR       360    70.9       7.125        7/1/1999
28153047         SAN JOSE             CA       95117    Primary       SFR       360    59.3       7.375        7/1/1999
28153161         BETHESDA             MD       20817    Primary       SFR       360    80.0       7.000        7/1/1999
28153526         PALO ALTO            CA       94303    Primary       SFR       360    55.6       7.250        7/1/1999
28155075         OAKLAND              CA       94618    Primary       SFR       360    71.3       7.375        7/1/1999
28155109         ARLINGTON            VA       22209    Primary       Condo     360    80.0       7.000        7/1/1999
28155935         NORCROSS             GA       30092    Primary       SFR       360    80.0       7.375        7/1/1999
28157022         BETHESDA             MD       20816    Primary       SFR       360    80.0       6.875        7/1/1999
28157774         SAN JOSE             CA       95124    Primary       SFR       360    80.0       7.375        7/1/1999
28159044         SANTA ROSA           CA       95404    Primary       SFR       360    31.4       7.125        7/1/1999
28159234         LAFAYETTE            CA       94549    Primary       SFR       360    69.5       7.375        7/1/1999
28160646         SHERMAN OAK          CA       91403    Primary       SFR       360    74.3       7.250        7/1/1999
28161073         SUNNYVALE            CA       94086    Primary       SFR       360    64.5       7.375        7/1/1999
28163186         DALLAS               TX       75230    Primary       SFR       360    80.0       7.000        7/1/1999
28163939         FRANKLIN             TN       37069    Primary       SFR       360    80.0       7.000        8/1/1999
28164465         TORRANCE             CA       90505    Primary       SFR       360    89.7       7.250        7/1/1999
28165314         SANTA CLARA          CA       95051    Primary       SFR       360    90.0       7.750        7/1/1999
28166569         SAN JOSE             CA       95125    Primary       SFR       360    58.7       7.250        7/1/1999
28167021         SAN JOSE             CA       95129    Primary       SFR       360    71.2       7.250        7/1/1999
28171155         MARCO ISLAN          FL       34145    Secondary     SFR       360    73.4       7.250        7/1/1999
28171254         ALEXANDRIA           VA       22314    Primary       PUD       360    80.0       7.125        7/1/1999
28171718         SANTA MONIC          CA       90405    Primary       2-Family  360    52.3       7.250        7/1/1999
28172153         OAKLAND              CA       94611    Primary       SFR       360    65.1       7.375        7/1/1999
28172328         SAN JOSE             CA       95125    Primary       Condo     360    90.0       7.625        8/1/1999
28172344         SUNNYVALE            CA       94087    Primary       SFR       360    70.0       7.250        7/1/1999
28173441         HUNTINGTON           CA       92648    Primary       SFR       360    80.0       7.375        7/1/1999
28173565         HILTON HEAD          SC       29928    Secondary     PUD       360    61.5       7.250        7/1/1999
28174571         SARATOGA             CA       95070    Primary       SFR       360    33.3       7.250        7/1/1999
28174746         SAN FRANCIS          CA       94118    Primary       SFR       360    62.8       7.125        7/1/1999
28176519         REDWOOD CIT          CA       94062    Investor      SFR       360    44.8       7.250        7/1/1999
28177657         CAMPBELL             CA       95008    Primary       SFR       360    74.4       7.375        7/1/1999
28178036         WALNUT CREE          CA       94596    Primary       SFR       360    69.8       7.375        7/1/1999
28178523         SAN JOSE             CA       95121    Primary       SFR       360    78.1       7.250        7/1/1999
28178853         DALLAS               TX       75230    Primary       SFR       360    73.2       7.250        7/1/1999
28179190         SAN DIEGO            CA       92131    Primary       SFR       360    75.2       7.250        7/1/1999
28180958         LAGUNA NIGU          CA       92677    Primary       SFR       360    51.3       7.125        7/1/1999
28181022         ORANGE               CA       92867    Primary       PUD       360    79.0       7.250        7/1/1999
28181030         ARLINGTON            VA       22205    Primary       SFR       360    80.0       7.125        7/1/1999
28181055         ARCADIA              CA       91006    Primary       SFR       360    69.3       7.125        7/1/1999
28181089         DEL MAR              CA       92014    Primary       Condo     360    66.1       6.875        7/1/1999
28181212         MUKILTEO             WA       98275    Primary       SFR       360    79.4       7.000        7/1/1999
28181469         MOUNT PLEAS          SC       29464    Primary       PUD       360    80.0       7.000        7/1/1999
28181584         SAN JOSE             CA       95131    Primary       SFR       360    69.5       7.125        7/1/1999
28183143         MCLEAN               VA       22101    Primary       SFR       360    38.1       7.000        7/1/1999
28183812         MIAMI                FL       33173    Primary       SFR       360    87.7       6.875        7/1/1999
28183960         TORRANCE             CA       90504    Primary       SFR       360    79.9       7.125        7/1/1999
28185635         SAN JOSE             CA       95132    Primary       SFR       360    69.3       7.250        7/1/1999
28185692         MORAGA               CA       94556    Primary       SFR       360    78.0       7.250        7/1/1999
28186468         DANVILLE             CA       94506    Primary       SFR       360    53.8       7.000        7/1/1999
28186484         GLENDALE             CA       91207    Primary       SFR       360    80.0       6.875        7/1/1999
28186641         COTO DE CAZ          CA       92679    Primary       SFR       360    65.9       7.250        7/1/1999
28186732         CARLSBAD             CA       92008    Primary       PUD       360    80.0       7.125        7/1/1999
28187581         SAN JOSE             CA       95111    Primary       SFR       360    95.0       7.625        7/1/1999
28187995         FREMONT              CA       94539    Primary       PUD       360    69.8       7.125        7/1/1999
28188324         RANCHO SANT          CA       92067    Primary       PUD       360    32.7       6.875        7/1/1999
28188720         DANVILLE             CA       94526    Primary       SFR       360    75.0       7.000        7/1/1999
28188746         SAN MATEO            CA       94403    Primary       SFR       360    68.3       7.125        7/1/1999
28188795         SAN RAFAEL           CA       94901    Primary       SFR       360    70.0       7.250        7/1/1999
28188928         WALNUT CREE          CA       94596    Primary       SFR       360    61.5       7.125        7/1/1999
28189025         LAFAYETTE            CA       94549    Primary       SFR       360    62.6       7.125        7/1/1999
28189132         SARATOGA             CA       95070    Primary       SFR       360    59.8       7.250        7/1/1999
28191088         SAN JOSE             CA       95132    Primary       SFR       360    75.0       7.375        7/1/1999
28191211         CAMERON PAR          CA       95682    Primary       SFR       360    80.0       7.000        7/1/1999
28191377         DANVILLE             CA       94526    Primary       SFR       360    80.0       7.250        7/1/1999
28191823         SAN JOSE             CA       95135    Primary       SFR       360    80.0       7.250        7/1/1999
28192235         SAN FRANCIS          CA       94116    Primary       SFR       360    79.9       7.000        7/1/1999
28192722         HILTON HEAD          SC       29928    Secondary     PUD       360    77.9       7.250        7/1/1999
28193472         CAMPBELL             CA       95008    Investor      PUD       360    80.0       7.500        7/1/1999
28193829         WASHINGTON           DC       20016    Primary       Townhouse 360    80.0       7.125        7/1/1999
28194660         CORONA DEL           CA       92625    Primary       Condo     360    47.7       7.250        7/1/1999
28195006         SAN DIEGO            CA       92037    Secondary     Condo     360    57.4       7.250        7/1/1999
28197002         MOUNT PLEAS          SC       29464    Primary       PUD       360    77.4       7.000        7/1/1999
28197366         HENDERSONVI          TN       37075    Primary       PUD       360    67.8       7.125        7/1/1999
28197895         GREENBRAE            CA       94904    Primary       SFR       360    70.0       7.125        7/1/1999
28198273         PALO ALTO            CA       94301    Primary       SFR       360    80.0       7.250        7/1/1999
28198828         MIAMI                FL       33157    Primary       PUD       360    80.0       6.875        7/1/1999
28199594         SAN FRANCIS          CA       94132    Primary       SFR       360    62.9       7.375        7/1/1999
28200491         SAN JOSE             CA       95128    Primary       PUD       360    61.9       7.375        7/1/1999
28200913         ORINDA               CA       94563    Primary       SFR       360    75.0       7.375        7/1/1999
28201523         AUSTIN               TX       78703    Primary       SFR       360    75.8       7.250        7/1/1999
28201796         ATLANTA              GA       30306    Primary       SFR       360    68.4       7.125        7/1/1999
28202828         SAN FRANCIS          CA       94114    Primary       SFR       360    68.8       7.000        7/1/1999
28203214         IRVINE               CA       92612    Primary       PUD       360    67.7       7.000        7/1/1999
28203248         CALABASAS            CA       91302    Primary       SFR       360    58.4       7.250        7/1/1999
28203560         ATLANTA              GA       30306    Primary       SFR       360    80.0       7.125        7/1/1999
28204758         LOS ANGELES          CA       90019    Primary       SFR       360    79.3       7.375        7/1/1999
28205110         OAKLAND              CA       94618    Primary       SFR       360    72.6       7.125        7/1/1999
28205441         WEST HILLS           CA       91304    Primary       SFR       360    71.3       7.375        7/1/1999
28205920         NAPA                 CA       94558    Primary       SFR       360    79.7       7.250        7/1/1999
28207603         ORLANDO              FL       32812    Primary       PUD       360    44.8       7.250        7/1/1999
28208841         WASHINGTON           DC       20015    Primary       SFR       360    70.0       7.250        7/1/1999
28208999         SAN JOSE             CA       95129    Investor      SFR       360    63.3       7.250        7/1/1999
28209344         MANHATTAN B          CA       90266    Primary       SFR       360    80.0       7.000        7/1/1999
28209484         ORINDA               CA       94563    Primary       SFR       360    67.4       7.000        7/1/1999
28209567         LIVERMORE            CA       94550    Primary       SFR       360    76.9       7.125        7/1/1999
28209716         MOUNT PLEAS          SC       29464    Primary       PUD       360    80.0       7.250        8/1/1999
28209781         LONGWOOD             FL       32779    Primary       SFR       360    80.0       7.625        7/1/1999
28209872         WESTON               FL       33327    Primary       PUD       360    75.0       7.250        7/1/1999
28211555         WALNUT CREE          CA       94596    Primary       SFR       360    55.0       7.500        7/1/1999
28212181         WALNUT CREE          CA       94598    Primary       SFR       360    69.3       7.500        7/1/1999
28212702         SAN RAFAEL           CA       94901    Primary       SFR       360    75.0       7.125        7/1/1999
28212744         LIVERMORE            CA       94550    Primary       SFR       360    80.0       7.250        7/1/1999
28212819         MORAGA               CA       94556    Primary       SFR       360    64.3       7.250        7/1/1999
28212843         SAN JOSE             CA       95131    Primary       SFR       360    80.0       7.250        8/1/1999
28213015         SARATOGA             CA       95070    Primary       SFR       360    44.8       7.250        7/1/1999
28213064         LA JOLLA             CA       92037    Primary       PUD       360    68.4       7.250        7/1/1999
28214872         ALBUQUERQUE          NM       87107    Primary       SFR       360    62.5       7.125        7/1/1999
28215226         SAN JOSE             CA       95131    Primary       SFR       360    80.0       7.125        7/1/1999
28215341         MORAGA               CA       94556    Primary       SFR       360    55.1       7.375        7/1/1999
28215671         LOS ANGELES          CA       90036    Investor      SFR       360    68.2       7.375        7/1/1999
28215721         SANTA CRUZ           CA       95062    Primary       SFR       360    80.0       7.125        7/1/1999
28215937         SAN MATEO            CA       94402    Primary       SFR       360    56.6       7.375        7/1/1999
28216646         MCLEAN               VA       22101    Primary       SFR       360    80.0       7.000        7/1/1999
28217040         SNOHOMISH            WA       98290    Primary       SFR       360    62.7       7.250        7/1/1999
28217826         PALO ALTO            CA       94303    Primary       SFR       360    20.8       7.125        7/1/1999
28217859         DANVILLE             CA       94526    Primary       SFR       360    50.6       7.125        7/1/1999
28218568         RANCHO MIRA          CA       92270    Primary       SFR       360    71.7       7.125        7/1/1999
28218865         SAN RAMON            CA       94583    Primary       PUD       360    69.9       7.125        7/1/1999
28218998         ALBANY               CA       94706    Primary       SFR       360    80.0       6.875        7/1/1999
28219707         RIVERSIDE            CA       92506    Primary       SFR       360    67.9       7.125        7/1/1999
28219731         KENTFIELD            CA       94904    Primary       SFR       360    70.0       7.250        7/1/1999
28219780         SAN MATEO            CA       94403    Primary       SFR       360    70.0       7.125        7/1/1999
28219814         BELMONT              CA       94002    Primary       SFR       360    68.8       7.125        7/1/1999
28219848         ST PETERSBU          FL       33703    Primary       SFR       360    80.0       7.000        8/1/1999
28221349         JACKSONVILL          FL       32250    Primary       SFR       360    76.7       7.250        7/1/1999
28222032         MORGAN HILL          CA       95037    Primary       SFR       360    73.4       7.000        7/1/1999
28222511         ESCONDIDO            CA       92025    Primary       SFR       360    75.0       7.625        7/1/1999
28223063         BERKELEY             CA       94707    Primary       SFR       360    75.0       7.000        7/1/1999
28224236         CARNATION            WA       98014    Primary       SFR       360    76.7       6.875        7/1/1999
28224749         WESTON               FL       33327    Primary       SFR       360    76.2       7.375        7/1/1999
28225118         ALEXANDRIA           VA       22302    Primary       SFR       360    69.6       7.125        7/1/1999
28225985         PALO ALTO            CA       94303    Primary       SFR       360    70.0       7.375        7/1/1999
28226074         PLEASANT HI          CA       94523    Primary       SFR       360    68.5       7.375        7/1/1999
28226165         LOS GATOS            CA       95035    Primary       SFR       360    53.3       7.250        7/1/1999
28226264         ALAMO                CA       94507    Primary       SFR       360    63.3       7.375        7/1/1999
28226280         SAN FRANCIS          CA       94133    Primary       Condo     360    68.5       7.375        7/1/1999
28226306         PLEASANTON           CA       94566    Primary       SFR       360    44.3       7.375        7/1/1999
28229649         WASHINGTON           DC       20007    Primary       SFR       360    80.0       7.125        7/1/1999
28230324         AMELIA ISLA          FL       32034    Secondary     Condo     360    75.0       7.500        7/1/1999
28231884         MIAMI                FL       33176    Primary       SFR       360    59.3       7.375        7/1/1999
28232007         ATLANTA              GA       30306    Primary       SFR       360    66.0       7.125        7/1/1999
28233997         YORKTOWN             VA       23693    Primary       PUD       360    80.0       7.125        8/1/1999
28234508         BRENTWOOD            TN       37027    Primary       SFR       360    63.3       6.875        7/1/1999
28235216         ATLANTA              GA       30319    Primary       SFR       360    52.1       7.250        8/1/1999
28235448         POTOMAC              MD       20854    Primary       SFR       360    79.4       7.125        7/1/1999
28235539         OAKTON               VA       22124    Primary       SFR       360    67.4       7.250        7/1/1999
28237717         COROLLA              NC       27927    Secondary     SFR       360    60.7       7.000        7/1/1999
28238459         WASHINGTON           DC       20008    Primary       SFR       360    80.0       7.125        7/1/1999
28239077         WASHINGTON           DC       20016    Primary       SFR       360    55.2       6.875        7/1/1999
28244309         SURFSIDE BE          SC       29575    Secondary     PUD       360    80.0       6.875        7/1/1999
28247229         COROLLA              NC       27927    Secondary     PUD       360    63.5       7.000        7/1/1999
28248730         HOLLY SPRIN          NC       27540    Primary       PUD       360    75.0       7.125        7/1/1999
28249746         MORRISVILLE          NC       27560    Primary       PUD       360    90.0       7.250        7/1/1999
28251957         HOLDEN BEAC          NC       28462    Secondary     SFR       360    59.8       7.250        7/1/1999
28251981         SALVO                NC       27972    Secondary     SFR       360    80.0       7.000        7/1/1999
28254720         ATLANTA              GA       30327    Primary       SFR       360    80.0       7.250        7/1/1999
28255032         BLYTHEWOOD           SC       29016    Primary       SFR       360    76.0       7.250        8/1/1999
28256634         WASHINGTON           DC       20007    Primary       Townhouse 360    80.0       6.875        7/1/1999
28262970         ROSWELL              GA       30076    Primary       PUD       360    95.0       7.250        7/1/1999
28277549         SANTA FE             NM       87505    Primary       SFR       360    80.0       7.000        8/1/1999
28302230         WASHINGTON           DC       20002    Primary       Townhouse 360    80.0       7.375        7/1/1999
28303709         TULSA                OK       74136    Primary       SFR       360    80.0       7.375        7/1/1999
23081714         CARROLLTON           TX       75007    Primary       SFR       360    80.0       7.375        7/1/1999
22616841         EAGAN                MN       55122    Primary       SFR       332    78.1       6.875       11/1/1998
22620371         DARIEN               IL       60561    Primary       SFR       354    66.0       7.125       11/1/1998
22865984         ATLANTA              GA       30318    Primary       SFR       360    80.0       7.000        5/1/1999
22906572         GAINESVILLE          GA       30506    Primary       PUD       360    80.0       6.875        5/1/1999
22950901         MONETA               VA       24121    Primary       SFR       360    73.5       7.000        5/1/1999
22965313         LEWIS CENTE          OH       43035    Primary       SFR       360    80.0       7.250        6/1/1999
22989016         SEWELL               NJ       8080     Primary       SFR       360    90.0       7.250        6/1/1999
22995856         DESTIN               FL       32541    Secondary     PUD       360    75.6       7.000        7/1/1999
23010002         FRISCO               TX       75035    Primary       PUD       360    80.0       7.000        6/1/1999
23024862         DALLAS               TX       75252    Primary       PUD       360    80.0       7.000        6/1/1999
23032535         PFLUGERVILL          TX       78660    Primary       PUD       360    80.0       7.250        7/1/1999
23059397         POCASSET             MA       2559     Secondary     SFR       360    75.0       7.375        7/1/1999
22932537         ELLICOTT             MD       21042    Primary       PUD       360    73.3       7.250        7/1/1999
23002298         ALEXANDRIA           VA       22306    Primary       SFR       360    80.0       7.375        7/1/1999
23020217         GLEN ARM             MD       21057    Primary       SFR       360    75.0       7.250        7/1/1999
23020415         ELLICOTT CI          MD       21042    Primary       SFR       360    80.0       7.375        8/1/1999
23029952         ELLICOTT CI          MD       21042    Primary       SFR       360    79.6       7.250        8/1/1999
23048036         VIRGINIA BE          VA       23455    Primary       SFR       360    80.0       7.250        7/1/1999



LOAN#              MATDT     PANDI           PTDATE        ORIG BAL       ACT BALANCE      SCHED BALANCE      PURP       DOC
-----               -----     -----           ------        --------      -----------      -------------      ----       ---
21597521          1/1/2029   2021.16         7/1/1999       $300,000     $298,786.12       298,539.00        C/O REFI     FULL
21903091          6/1/2028   1600.76         7/1/1999       $237,600     $235,161.97       234,957.48        PURCH        FULL
22030175          5/1/2029   1940.31         7/1/1999       $288,000     $287,769.69       287,538.01        R/T REFI     FULL
22082929          6/1/2029   2021.16         7/1/1999       $300,000     $299,760.09       299,760.09        R/T REFI     FULL
22317127         12/1/2028   1580.17         7/1/1999       $250,000     $248,625.48       248,392.03        R/T REFI     FULL
22357628         11/1/2027   3318.98         7/1/1999       $462,950     $441,686.59       441,220.17        PURCH        FULL
22365290          2/1/2029   2131.08         7/1/1999       $324,400     $323,300.44       323,021.60        R/T REFI     FULL
22385520         12/1/2028   2956.18         7/1/1999       $450,000     $447,698.94       447,307.70        R/T REFI     FULL
22416499         11/1/2028   1836.41         7/1/1999       $286,800     $284,999.14       284,736.16        PURCH        FULL
22476097          5/1/2029   2273.74         7/1/1999       $355,100     $354,786.71       354,471.69        PURCH        FULL
22507859          9/1/2028   1888.27         7/1/1999       $276,800     $274,808.94       274,580.97        PURCH        FULL
22511109         12/1/2028   1775.54         7/1/1999       $273,750     $272,315.78       272,072.02        R/T REFI     FULL
22590897         11/1/2028   2690.48         7/1/1999       $404,400     $402,038.64       401,693.39        PURCH        FULL
22605372         11/1/2028    2659.1         7/1/1999       $385,000     $382,911.13       382,605.34        PURCH        FULL
22618797          2/1/2029   1530.69         7/1/1999       $227,200     $226,414.48       226,228.13        PURCH        FULL
22633382          1/1/2029   1921.44         7/1/1999       $265,000     $264,076.07       263,887.63        PURCH        FULL
22640262          1/1/2029   2389.52         7/1/1999       $337,600     $336,354.54       336,102.27        R/T REFI     FULL
22644124          6/1/2029   2237.54         7/1/1999       $328,000     $327,744.13       327,744.13        PURCH        FULL
22713192          3/1/2029   1607.99         7/1/1999       $254,400     $253,472.53       253,472.53        PURCH        FULL
22735062          2/1/2029   1889.46         7/1/1999       $284,000     $283,060.65       282,822.38        R/T REFI     FULL
22740864          6/1/2029   2489.61         7/1/1999       $364,950     $364,950.00       364,665.30        PURCH        FULL
22751465          3/1/2029   1748.84         7/1/1999       $269,633     $268,845.18       268,608.59        PURCH        FULL
22766679          6/1/2029   1728.84         7/1/1999       $270,000     $270,000.00       269,761.79        PURCH        FULL
22781009          3/1/2029   1773.71         7/1/1999       $270,000     $269,315.60       269,084.84        PURCH        FULL
22789382          6/1/2029   3557.23         7/1/1999       $528,000     $528,000.00       527,577.77        R/T REFI     FULL
22791685          6/1/2029   2281.19         7/1/1999       $326,250     $326,250.00       326,007.87        C/O REFI     FULL
22797492          5/1/2029   1914.74         7/1/1999       $287,800     $287,326.81       287,326.81        PURCH        FULL
22802664          2/1/2029    2881.4         7/1/1999       $450,000     $448,398.68       447,992.81        PURCH        FULL
22803951          5/1/2029   2374.55         7/1/1999       $343,800     $343,538.39       343,275.17        R/T REFI     FULL
22803993          5/1/2029   2236.08         7/1/1999       $331,900     $331,634.58       331,367.58        PURCH        FULL
22807713          2/1/2029   2356.69         7/1/1999       $363,350     $362,088.00       361,768.06        PURCH        FULL
22813786          2/1/2029   1812.84         7/1/1999       $279,500     $278,529.23       278,283.12        PURCH        FULL
22826143          6/1/2029   1752.69         7/1/1999       $266,800     $266,800.00       266,575.85        R/T REFI     FULL
22843577          6/1/2029    1933.9         7/1/1999       $280,000     $280,000.00       279,786.93        R/T REFI     FULL
22846570          5/1/2029   2794.28         7/1/1999       $420,000     $419,655.72       419,309.43        R/T REFI     FULL
22849475          3/1/2029   1880.31         7/1/1999       $282,625     $281,740.94       281,504.12        PURCH        FULL
22864532          6/1/2029   3312.31         7/1/1999       $485,550     $485,550.00       485,171.22        R/T REFI     FULL
22869820          5/1/2029   1916.92         7/1/1999       $281,000     $280,780.79       280,560.25        PURCH        FULL
22871214          6/1/2029   3076.55         7/1/1999       $440,000     $440,000.00       439,673.45        PURCH        FULL
22887004          5/1/2029   2271.65         7/1/1999       $333,000     $332,353.37       332,353.37        R/T REFI     FULL
22895692          5/1/2029   1666.93         7/1/1999       $238,400     $238,045.03       238,045.03        PURCH        FULL
22895932          6/1/2029   2649.43         7/1/1999       $383,600     $383,600.00       383,308.11        PURCH        FULL
22898795         10/1/2028   1908.09         7/1/1999       $286,800     $284,880.43       284,634.14        R/T REFI     FULL
22900021          5/1/2029   2182.96         7/1/1999       $320,000     $319,750.37       319,499.24        PURCH        FULL
22900096          6/1/2029   1718.06         7/1/1999       $251,850     $251,653.53       251,653.53        R/T REFI     FULL
22903926          5/1/2029    833.96         7/1/1999       $122,250     $122,058.69       122,058.69        PURCH        FULL
22905400          5/1/2029   2624.57         7/1/1999       $380,000     $379,710.85       379,419.92        PURCH        FULL
22905491          6/1/2029   2217.08         7/1/1999       $325,000     $325,000.00       324,746.46        PURCH        FULL
22905830          5/1/2029   2025.06         7/1/1999       $293,200     $292,976.90       292,752.43        PURCH        FULL
22908222          5/1/2029   1877.95         7/1/1999       $271,900     $271,693.10       271,484.93        PURCH        FULL
22910251          5/1/2029   1859.47         7/1/1999       $276,000     $275,779.28       275,557.25        PURCH        FULL
22911713          6/1/2029   3615.54         7/1/1999       $530,000     $529,586.54       529,586.54        PURCH        FULL
22911903          6/1/2029   3570.71         7/1/1999       $530,000     $529,576.17       529,576.17        PURCH        FULL
22912265          4/1/2029   2353.51         7/1/1999       $345,000     $344,460.11       344,187.71        C/O REFI     FULL
22914931          5/1/2029   2046.53         7/1/1999       $300,000     $299,765.97       299,530.53        PURCH        FULL
22915839          5/1/2029   3171.58         7/1/1999       $459,200     $458,850.59       458,499.03        PURCH        FULL
22915920          5/1/2029   2510.41         7/1/1999       $368,000     $367,712.92       367,424.11        R/T REFI     FULL
22918965          5/1/2029   2113.67         7/1/1999       $321,750     $321,479.69       321,207.83        C/O REFI     FULL
22919039          5/1/2029   1965.19         7/1/1999       $277,650     $277,246.81       277,246.81        PURCH        FULL
22919609          6/1/2029   2375.93         7/1/1999       $344,000     $344,000.00       343,738.24        R/T REFI     FULL
22920292          5/1/2029   3452.69         7/1/1999       $499,900     $499,136.88       499,136.88        PURCH        FULL
22922140          6/1/2029   2046.53         7/1/1999       $300,000     $300,000.00       299,765.97        R/T REFI     FULL
22923080          6/1/2029   2728.71         7/1/1999       $400,000     $399,687.96       399,687.96        C/O REFI     FULL
22923262          6/1/2029   1649.95         7/1/1999       $248,000     $248,000.00       247,796.72        PURCH        FULL
22927172          5/1/2029   1760.57         7/1/1999       $268,000     $267,548.41       267,548.41        PURCH        FULL
22931455          6/1/2029   2046.53         7/1/1999       $300,000     $299,765.97       299,765.97        PURCH        FULL
22932230          5/1/2029   2075.74         7/1/1999       $312,000     $311,744.26       311,487.03        PURCH        FULL
22932750          5/1/2029   2008.33         7/1/1999       $294,400     $294,170.34       293,939.29        PURCH        FULL
22932800          5/1/2029    2097.7         7/1/1999       $307,500     $307,260.11       307,018.77        PURCH        FULL
22935357          5/1/2029   2455.84         7/1/1999       $360,000     $359,436.62       359,436.62        R/T REFI     FULL
22936488          6/1/2029   2528.15         7/1/1999       $380,000     $379,688.52       379,688.52        PURCH        FULL
22937486          6/1/2029   2040.73         7/1/1999       $299,150     $299,150.00       298,916.63        PURCH        FULL
22939383          5/1/2029   1702.57         7/1/1999       $262,500     $262,500.00       262,046.71        PURCH        FULL
22941132          6/1/2029   1793.78         7/1/1999       $266,250     $266,250.00       266,037.08        PURCH        FULL
22941157          6/1/2029   2155.59         7/1/1999       $324,000     $324,000.00       323,734.41        R/T REFI     FULL
22941181          6/1/2029   2674.13         7/1/1999       $392,000     $391,694.20       391,694.20        PURCH        FULL
22941231          6/1/2029   1554.15         7/1/1999       $233,600     $233,600.00       233,408.52        PURCH        FULL
22942239          6/1/2029   3094.22         7/1/1999       $448,000     $448,000.00       447,659.11        R/T REFI     FULL
22943286          6/1/2029   1560.34         7/1/1999       $231,600     $231,414.79       231,414.79        PURCH        FULL
22944540          6/1/2029   4370.09         7/1/1999       $625,000     $624,536.16       624,536.16        R/T REFI     FULL
22945752          6/1/2029   1825.85         7/1/1999       $267,650     $267,650.00       267,441.20        PURCH        FULL
22946495          6/1/2029   2293.04         7/1/1999       $332,000     $332,000.00       331,747.38        PURCH        FULL
22949317          5/1/2029   2282.56         7/1/1999       $338,800     $338,529.07       338,256.53        PURCH        FULL
22949481          4/1/2029   1652.95         7/1/1999       $248,450     $247,941.49       247,734.87        PURCH        FULL
22949895          4/1/2029   1883.75         7/1/1999       $286,750     $286,009.09       285,517.37        R/T REFI     FULL
22950182          6/1/2029   2319.98         7/1/1999       $335,900     $335,644.41       335,644.41        PURCH        FULL
22953780          6/1/2029   2632.54         7/1/1999       $376,500     $376,220.59       376,220.59        R/T REFI     FULL
22954093          5/1/2029   3045.23         7/1/1999       $446,400     $446,051.77       445,701.44        C/O REFI     FULL
22954408          6/1/2029   3093.66         7/1/1999       $465,000     $465,000.00       464,618.84        R/T REFI     FULL
22954515          5/1/2029   2264.95         7/1/1999       $320,000     $319,768.39       319,535.30        PURCH        FULL
22955090          5/1/2029   1455.24         7/1/1999       $216,000     $215,827.26       215,653.49        PURCH        FULL
22955165          6/1/2029   1964.79         7/1/1999       $281,000     $281,000.00       280,791.46        C/O REFI     FULL
22955801          5/1/2029   2444.92         7/1/1999       $358,400     $358,120.41       357,839.13        PURCH        FULL
22957443          6/1/2029   2573.11         7/1/1999       $368,000     $368,000.00       367,726.89        PURCH        FULL
22959175          5/1/2029   1944.88         7/1/1999       $285,100     $284,877.59       284,653.85        PURCH        FULL
22959589          6/1/2029   2659.55         7/1/1999       $399,750     $399,750.00       399,422.33        C/O REFI     FULL
22959654          5/1/2029   2399.49         7/1/1999       $369,950     $369,311.17       369,311.17        PURCH        FULL
22960991          6/1/2029    888.63         7/1/1999       $131,900     $131,794.53       131,794.53        PURCH        FULL
22961171          5/1/2029   2007.68         7/1/1999       $298,000     $297,761.70       297,521.98        PURCH        FULL
22963656          5/1/2029   2831.17         7/1/1999       $400,000     $399,710.50       399,419.16        C/O REFI     FULL
22963805          6/1/2029   1940.31         7/1/1999       $288,000     $288,000.00       287,769.69        PURCH        FULL
22963813          6/1/2029    2863.3         7/1/1999       $425,000     $425,000.00       424,660.14        PURCH        FULL
22965347          6/1/2029    2193.3         7/1/1999       $325,550     $325,289.65       325,289.65        PURCH        FULL
22965511          6/1/2029   2021.16         7/1/1999       $300,000     $299,760.09       299,760.09        PURCH        FULL
22965529          6/1/2029   3576.67         7/1/1999       $537,600     $537,600.00       537,159.33        PURCH        FULL
22965933          6/1/2029   3113.62         7/1/1999       $468,000     $467,616.38       467,616.38        PURCH        FULL
22966576          6/1/2029   2225.61         7/1/1999       $326,250     $325,995.15       325,995.15        PURCH        FULL
22966675          5/1/2029    2160.8         7/1/1999       $316,750     $316,502.90       316,254.31        PURCH        FULL
22967301          5/1/2029   1862.85         7/1/1999       $280,000     $279,770.48       279,539.62        PURCH        FULL
22967681          6/1/2029   1710.57         7/1/1999       $253,900     $253,900.00       253,696.96        PURCH        FULL
22967855          5/1/2029   2578.63         7/1/1999       $378,000     $377,705.12       377,408.46        PURCH        FULL
22968150          6/1/2029   1989.14         7/1/1999       $288,000     $288,000.00       287,780.86        R/T REFI     FULL
22969083          6/1/2029   3418.85         7/1/1999       $495,000     $495,000.00       494,623.34        R/T REFI     FULL
22970909          6/1/2029    2031.7         7/1/1999       $297,825     $297,592.66       297,592.66        PURCH        FULL
22971097          5/1/2029    1596.3         7/1/1999       $234,000     $233,817.45       233,633.80        PURCH        FULL
22971964          6/1/2029   2387.62         7/1/1999       $350,000     $350,000.00       349,726.96        PURCH        FULL
22973028          5/1/2029   1960.99         7/1/1999       $267,250     $267,070.68       266,890.16        PURCH        FULL
22973432          6/1/2029   2178.75         7/1/1999       $311,600     $311,600.00       311,368.75        PURCH        FULL
22975940          5/1/2029   1886.41         7/1/1999       $280,000     $279,340.09       279,112.26        PURCH        FULL
22977037          6/1/2029   2117.66         7/1/1999       $318,300     $318,300.00       318,039.09        PURCH        FULL
22977045          6/1/2029   2333.04         7/1/1999       $342,000     $342,000.00       341,733.21        PURCH        FULL
22977359          5/1/2029   1491.86         7/1/1999       $216,000     $215,835.64       215,670.27        PURCH        FULL
22978043          5/1/2029   2633.89         7/1/1999       $381,350     $381,059.82       380,767.86        PURCH        FULL
22978365          6/1/2029   3326.51         7/1/1999       $500,000     $500,000.00       499,590.16        PURCH        FULL
22979595          6/1/2029   3368.59         7/1/1999       $500,000     $500,000.00       499,600.16        PURCH        FULL
22980254          5/1/2029   4324.47         7/1/1999       $650,000     $649,467.20       648,931.29        R/T REFI     FULL
22980908          6/1/2029   1981.55         7/1/1999       $286,900     $286,900.00       286,681.69        PURCH        FULL
22981518          5/1/2029   4434.15         7/1/1999       $650,000     $649,263.10       648,751.58        R/T REFI     FULL
22982532          6/1/2029   1990.84         7/1/1999       $295,500     $295,500.00       295,263.69        R/T REFI     FULL
22982722          6/1/2029   2560.13         7/1/1999       $380,000     $379,696.12       379,696.12        PURCH        FULL
22983217          5/1/2029   2128.97         7/1/1999       $320,000     $319,737.70       319,473.87        PURCH        FULL
22983274          6/1/2029   2767.66         7/1/1999       $416,000     $416,000.00       415,659.01        R/T REFI     FULL
22984587          6/1/2029   2128.96         7/1/1999       $316,000     $315,747.29       315,747.29        PURCH        FULL
22984918          6/1/2029   1719.33         7/1/1999       $255,200     $254,983.84       254,983.84        PURCH        FULL
22985261          5/1/2029   4006.94         7/1/1999       $594,750     $594,274.39       593,795.95        PURCH        FULL
22985600          5/1/2029   1704.76         7/1/1999       $249,900     $249,498.41       249,498.41        PURCH        FULL
22985808          6/1/2029   1982.41         7/1/1999       $290,600     $290,373.30       290,373.30        C/O REFI     FULL
22987242          6/1/2029   2088.53         7/1/1999       $310,000     $310,000.00       309,752.10        R/T REFI     FULL
22987382          5/1/2029   2472.21         7/1/1999       $362,400     $362,117.29       361,832.87        PURCH        FULL
22987572          6/1/2029   1645.89         7/1/1999       $247,390     $247,390.00       247,187.22        PURCH        FULL
22989420          5/1/2029   1889.98         7/1/1999       $270,300     $270,099.40       269,897.54        PURCH        FULL
22989495          6/1/2024   2364.77         7/1/1999       $320,000     $319,635.23       319,635.23        C/O REFI     FULL
22989503          6/1/2029   2695.89         7/1/1999       $400,150     $397,030.00       397,030.00        R/T REFI     FULL
22989743          6/1/2029   1995.91         7/1/1999       $300,000     $300,000.00       299,754.09        PURCH        FULL
22989941          6/1/2029   2021.16         7/1/1999       $300,000     $299,760.09       299,760.09        PURCH        FULL
22989966          6/1/2029   3113.62         7/1/1999       $468,000     $468,000.00       467,616.38        PURCH        FULL
22990576          6/1/2029    2047.8         7/1/1999       $307,800     $307,800.00       307,547.70        PURCH        FULL
22991012          6/1/2029   1740.86         7/1/1999       $265,000     $264,777.37       264,777.37        PURCH        FULL
22991467          6/1/2029   4407.85         7/1/1999       $630,400     $630,400.00       629,932.15        PURCH        FULL
22991905          6/1/2029   2449.11         7/1/1999       $377,600     $377,600.00       377,274.89        R/T REFI     FULL
22992234          5/1/2029   2857.47         7/1/1999       $429,500     $428,793.84       428,793.84        C/O REFI     FULL
22992580          5/1/2029   1704.24         7/1/1999       $246,750     $246,561.14       246,372.22        C/O REFI     FULL
22992689          5/1/2029   3271.91         7/1/1999       $485,650     $485,261.64       484,870.97        R/T REFI     FULL
22992820          6/1/2029    1986.5         7/1/1999       $291,200     $291,200.00       290,972.83        R/T REFI     FULL
22992846          5/1/2029   1596.73         7/1/1999       $240,000     $239,803.27       239,605.39        PURCH        FULL
22992887          5/1/2029   2021.16         7/1/1999       $300,000     $299,760.09       299,518.76        PURCH        FULL
22993216          6/1/2029   3448.88         7/1/1999       $525,000     $525,000.00       524,558.93        C/O REFI     FULL
22994503          6/1/2029   1801.64         7/1/1999       $270,800     $270,578.03       270,578.03        PURCH        FULL
22994768          6/1/2029   2036.48         7/1/1999       $310,000     $310,000.00       309,739.56        PURCH        FULL
22995815          5/1/2029   3448.88         7/1/1999       $525,000     $524,558.93       524,115.34        R/T REFI     FULL
22997423          5/1/2029   1995.91         7/1/1999       $300,000     $299,754.09       299,506.75        PURCH        FULL
22997514          5/1/2029   1970.63         7/1/1999       $292,500     $292,222.09       291,986.53        PURCH        FULL
22997530          6/1/2029    2044.4         7/1/1999       $296,000     $296,000.00       295,774.77        R/T REFI     FULL
22997555          6/1/2029   1751.67         7/1/1999       $260,000     $260,000.00       259,792.08        PURCH        FULL
22997860          5/1/2029   3368.59         7/1/1999       $500,000     $499,600.16       499,197.95        C/O REFI     FULL
22997936          6/1/2029   1953.78         7/1/1999       $290,000     $289,768.10       289,768.10        R/T REFI     FULL
22998199          6/1/2029   2494.88         7/1/1999       $375,000     $374,692.62       374,692.62        C/O REFI     FULL
22998207          5/1/2029   1905.43         7/1/1999       $286,400     $286,165.24       285,929.11        PURCH        FULL
22998710          6/1/2029   2051.13         7/1/1999       $308,300     $308,300.00       308,047.29        PURCH        FULL
22998728          6/1/2029   1739.55         7/1/1999       $255,000     $255,000.00       254,801.08        R/T REFI     FULL
22998777          6/1/2029   5926.07         7/1/1999       $868,700     $868,700.00       868,022.33        R/T REFI     FULL
22998975          5/1/2029   2484.14         7/1/1999       $383,000     $382,670.24       382,338.62        R/T REFI     FULL
22999296          5/1/2029   2075.74         7/1/1999       $312,000     $311,487.03       311,487.03        PURCH        FULL
22999767          7/1/2029   1418.93         7/1/1999       $208,000     $208,000.00       208,000.00        PURCH        FULL
22999866          5/1/2029   2627.72         7/1/1999       $400,000     $399,663.95       399,325.97        PURCH        FULL
23000136          5/1/2029   1163.51         7/1/1999       $172,700     $172,561.89       172,422.97        PURCH        FULL
23000797          6/1/2029   1752.36         7/1/1999       $266,750     $266,525.90       266,525.90        PURCH        FULL
23000870          6/1/2029   1995.91         7/1/1999       $300,000     $300,000.00       299,754.09        PURCH        FULL
23001472          5/1/2029   1724.72         7/1/1999       $256,000     $255,795.28       255,589.34        PURCH        FULL
23001951          5/1/2029   1841.56         7/1/1999       $276,800     $276,573.11       276,344.89        PURCH        FULL
23002116          6/1/2029   2688.14         7/1/1999       $399,000     $398,680.92       398,680.92        R/T REFI     FULL
23002124          5/1/2029    2245.4         7/1/1999       $337,500     $336,945.09       336,945.09        PURCH        FULL
23002397          5/1/2029   2007.28         7/1/1999       $297,940     $297,701.74       297,462.06        PURCH        FULL
23002702          5/1/2029     3153          7/1/1999       $468,000     $467,306.75       466,928.38        R/T REFI     FULL
23003064          5/1/2029   1882.81         7/1/1999       $276,000     $275,784.69       275,568.08        PURCH        FULL
23004542          6/1/2029   2783.28         7/1/1999       $408,000     $408,000.00       407,681.72        R/T REFI     FULL
23006372          6/1/2029   1929.38         7/1/1999       $290,000     $290,000.00       289,762.29        C/O REFI     FULL
23006570          6/1/2029   2342.37         7/1/1999       $335,000     $334,751.38       334,751.38        C/O REFI     FULL
23006596          6/1/2029   2223.27         7/1/1999       $330,000     $330,000.00       329,736.11        C/O REFI     FULL
23006984          6/1/2029   3873.88         7/1/1999       $575,000     $574,540.18       574,540.18        PURCH        FULL
23007057          5/1/2029   2486.43         7/1/1999       $360,000     $359,726.07       359,450.46        PURCH        FULL
23007370          6/1/2029   2956.18         7/1/1999       $450,000     $450,000.00       449,621.95        PURCH        FULL
23007495          6/1/2029   2046.53         7/1/1999       $300,000     $300,000.00       299,765.97        PURCH        FULL
23007966          5/1/2029   1857.79         7/1/1999       $282,800     $282,562.42       282,323.48        PURCH        FULL
23008048          5/1/2029   1833.58         7/1/1999       $275,600     $275,374.09       275,146.86        PURCH        FULL
23008170          6/1/2029   1994.21         7/1/1999       $296,000     $296,000.00       295,763.29        R/T REFI     FULL
23009087          6/1/2029   1906.62         7/1/1999       $283,000     $283,000.00       282,773.69        R/T REFI     FULL
23009111          5/1/2029   4367.14         7/1/1999       $632,300     $631,818.87       631,334.78        PURCH        FULL
23009152          7/1/2029   2561.41         7/1/1999       $385,000     $385,000.00       385,000.00        R/T REFI     FULL
23009277          6/1/2029   1670.82         7/1/1999       $248,000     $248,000.00       247,801.68        R/T REFI     FULL
23009491          6/1/2029   2395.07         7/1/1999       $355,500     $355,500.00       355,215.71        R/T REFI     FULL
23010663          5/1/2029   2128.95         7/1/1999       $316,000     $315,747.30       315,493.10        PURCH        FULL
23010846          6/1/2029   1866.21         7/1/1999       $277,000     $276,778.48       276,778.48        PURCH        FULL
23010952          5/1/2029   1923.47         7/1/1999       $285,500     $285,271.69       285,042.02        C/O REFI     FULL
23011463          6/1/2029   2492.76         7/1/1999       $370,000     $370,000.00       369,704.12        C/O REFI     FULL
23011596          6/1/2029   2838.68         7/1/1999       $411,000     $410,687.26       410,687.26        R/T REFI     FULL
23011646          6/1/2029    2052.6         7/1/1999       $290,000     $289,790.11       289,790.11        R/T REFI     FULL
23011653          5/1/2029   1860.98         7/1/1999       $272,800     $272,587.19       272,373.09        R/T REFI     FULL
23011935          5/1/2029   2190.94         7/1/1999       $325,200     $324,939.94       324,678.33        PURCH        FULL
23012297          6/1/2029   4379.17         7/1/1999       $650,000     $650,000.00       649,480.21        R/T REFI     FULL
23012404          6/1/2029   2054.84         7/1/1999       $305,000     $305,000.00       304,756.10        C/O REFI     FULL
23012602          6/1/2029   2250.22         7/1/1999       $334,000     $334,000.00       333,732.91        R/T REFI     FULL
23012735          6/1/2029   4042.31         7/1/1999       $600,000     $599,520.19       599,520.19        PURCH        FULL
23012768          6/1/2029   2509.05         7/1/1999       $367,800     $367,800.00       367,513.08        R/T REFI     FULL
23012891          6/1/2029   2242.14         7/1/1999       $332,800     $332,800.00       332,533.86        R/T REFI     FULL
23012917          6/1/2029   4256.78         7/1/1999       $624,000     $624,000.00       623,513.22        R/T REFI     FULL
23013774          5/1/2029   1943.52         7/1/1999       $284,900     $284,677.75       284,454.16        PURCH        FULL
23014202          6/1/2029   1799.24         7/1/1999       $263,750     $263,544.25       263,544.25        PURCH        FULL
23014889          6/1/2029   1703.17         7/1/1999       $256,000     $255,790.16       255,790.16        PURCH        FULL
23016173          5/1/2029   1875.98         7/1/1999       $275,000     $274,785.48       274,569.66        PURCH        FULL
23016231          6/1/2029   1998.57         7/1/1999       $300,400     $300,153.76       300,153.76        PURCH        FULL
23016314          5/1/2029   2728.71         7/1/1999       $400,000     $399,687.96       399,374.03        R/T REFI     FULL
23017130          5/1/2029   1104.57         7/1/1999       $163,950     $163,763.65       163,631.43        PURCH        FULL
23017163          5/1/2029   2568.07         7/1/1999       $386,000     $385,683.60       385,365.35        R/T REFI     FULL
23017254          5/1/2029   2228.75         7/1/1999       $318,750     $317,673.52       317,673.52        C/O REFI     FULL
23018005          6/1/2029   1944.51         7/1/1999       $296,000     $295,751.32       295,751.32        PURCH        FULL
23018104          6/1/2029   1682.55         7/1/1999       $252,900     $252,692.70       252,692.70        PURCH        FULL
23018534          6/1/2029   1699.98         7/1/1999       $249,200     $249,200.00       249,005.60        PURCH        FULL
23018658          5/1/2029    2016.1         7/1/1999       $299,250     $299,010.70       298,769.98        PURCH        FULL
23019268          5/1/2029   1515.19         7/1/1999       $224,900     $224,539.24       224,539.24        PURCH        FULL
23019557          6/1/2029   2102.42         7/1/1999       $304,400     $304,400.00       304,168.37        PURCH        FULL
23019631          6/1/2029   1773.37         7/1/1999       $266,550     $266,331.50       266,331.50        PURCH        FULL
23020845          6/1/2029    1952.1         7/1/1999       $289,750     $289,750.00       289,518.29        PURCH        FULL
23021215          6/1/2029   2349.26         7/1/1999       $348,700     $348,700.00       348,421.15        PURCH        FULL
23021975          6/1/2029   3160.18         7/1/1999       $463,250     $463,250.00       462,888.62        PURCH        FULL
23022338          5/1/2029   1991.96         7/1/1999       $292,000     $291,627.61       291,397.57        C/O REFI     FULL
23022775          6/1/2029   2290.64         7/1/1999       $340,000     $340,000.00       339,728.11        C/O REFI     FULL
23023070          6/1/2029   2526.45         7/1/1999       $375,000     $374,195.11       374,195.11        R/T REFI     FULL
23023203          6/1/2029   3018.26         7/1/1999       $448,000     $448,000.00       447,641.74        C/O REFI     FULL
23023427          6/1/2029   2477.28         7/1/1999       $350,000     $350,000.00       349,746.68        R/T REFI     FULL
23024466          5/1/2029   2461.57         7/1/1999       $356,400     $356,127.81       355,854.94        PURCH        FULL
23024953          5/1/2029   2455.84         7/1/1999       $360,000     $359,719.16       359,436.62        PURCH        FULL
23025422          5/1/2029   3751.97         7/1/1999       $550,000     $549,570.95       549,139.30        C/O REFI     FULL
23025455          6/1/2029   2802.67         7/1/1999       $416,000     $415,332.68       415,667.33        PURCH        FULL
23026370          5/1/2029   2817.95         7/1/1999       $408,000     $407,689.55       407,377.19        PURCH        FULL
23026412          6/1/2029   2162.64         7/1/1999       $321,000     $321,000.00       320,743.30        R/T REFI     FULL
23026693          5/1/2029   1676.56         7/1/1999       $252,000     $251,793.44       251,585.68        PURCH        FULL
23026891          6/1/2029   3233.85         7/1/1999       $480,000     $480,000.00       479,616.15        PURCH        FULL
23027444          6/1/2029   1787.31         7/1/1999       $262,000     $262,000.00       261,795.61        R/T REFI     FULL
23027683          6/1/2029   2728.57         7/1/1999       $405,000     $404,676.12       404,676.12        R/T REFI     FULL
23027725          5/1/2029   2264.83         7/1/1999       $332,000     $331,480.44       331,480.44        PURCH        FULL
23027758          6/1/2029    2209.8         7/1/1999       $328,000     $328,000.00       327,737.70        PURCH        FULL
23027907          6/1/2029   2181.01         7/1/1999       $332,000     $332,000.00       331,721.07        PURCH        FULL
23028236          5/1/2029   2618.63         7/1/1999       $393,600     $393,277.37       392,952.86        PURCH        FULL
23028350          6/1/2029   2358.01         7/1/1999       $350,000     $349,720.12       349,720.12        PURCH        FULL
23028392          6/1/2029   1872.25         7/1/1999       $285,000     $284,760.56       284,760.56        C/O REFI     FULL
23028475          6/1/2029    1705.5         7/1/1999       $256,350     $256,350.00       256,139.88        PURCH        FULL
23028657          6/1/2029   2341.86         7/1/1999       $352,000     $351,711.47       351,711.47        PURCH        FULL
23028681          6/1/2029   2008.55         7/1/1999       $301,900     $301,900.00       301,652.53        PURCH        FULL
23029275          6/1/2029   1942.69         7/1/1999       $292,000     $292,000.00       291,760.64        PURCH        FULL
23029879          6/1/2029   1970.79         7/1/1999       $300,000     $299,747.96       299,747.96        PURCH        FULL
23029895          5/1/2029   1894.33         7/1/1999       $281,175     $280,850.15       280,623.37        PURCH        FULL
23030737          6/1/2029   2601.33         7/1/1999       $391,000     $391,000.00       390,679.50        PURCH        FULL
23031172          5/1/2029   3012.49         7/1/1999       $452,800     $452,800.00       452,055.52        R/T REFI     FULL
23031255          5/1/2029   1903.27         7/1/1999       $279,000     $278,782.36       278,563.40        PURCH        FULL
23031636          6/1/2029   2878.32         7/1/1999       $411,650     $411,650.00       411,344.49        C/O REFI     FULL
23032345          6/1/2029   1839.41         7/1/1999       $280,000     $280,000.00       279,764.76        PURCH        FULL
23032998          6/1/2029   3230.04         7/1/1999       $485,500     $485,500.00       485,102.04        R/T REFI     FULL
23033384          6/1/2029   2250.56         7/1/1999       $334,050     $334,050.00       333,782.86        PURCH        FULL
23033483          6/1/2029    614.89         7/1/1999        $93,600     $93,521.36         93,521.36        PURCH        FULL
23034234          6/1/2029   1785.35         7/1/1999       $265,000     $265,000.00       264,788.09        PURCH        FULL
23034549          6/1/2029   4324.47         7/1/1999       $650,000     $650,000.00       649,467.20        R/T REFI     FULL
23034671          6/1/2029    3838.8         7/1/1999       $577,000     $577,000.00       576,527.03        C/O REFI     FULL
23034846          6/1/2029   1955.99         7/1/1999       $294,000     $293,759.01       293,759.01        PURCH        FULL
23035041          6/1/2029   2305.17         7/1/1999       $350,900     $350,900.00       350,605.19        R/T REFI     FULL
23035066          6/1/2029   1859.46         7/1/1999       $276,000     $275,679.29       275,679.29        PURCH        FULL
23035363          6/1/2029   2173.54         7/1/1999       $326,700     $326,700.00       326,432.21        R/T REFI     FULL
23035736          6/1/2029   3104.83         7/1/1999       $466,680     $466,297.47       466,297.47        PURCH        FULL
23036049          6/1/2029   2759.11         7/1/1999       $420,000     $420,000.00       419,647.14        PURCH        FULL
23036122          6/1/2029   1850.06         7/1/1999       $271,200     $271,200.00       270,988.44        PURCH        FULL
23036221          6/1/2029   2182.85         7/1/1999       $324,000     $324,000.00       323,740.90        R/T REFI     FULL
23036379          6/1/2029    2195.5         7/1/1999       $330,000     $330,000.00       329,729.50        C/O REFI     FULL
23036833          5/1/2029   2645.78         7/1/1999       $402,750     $402,411.64       402,071.34        R/T REFI     FULL
23036866          5/1/2029   1763.05         7/1/1999       $265,000     $264,782.78       264,564.30        PURCH        FULL
23036932          6/1/2029   2021.16         7/1/1999       $300,000     $300,000.00       299,760.09        PURCH        FULL
23037153          6/1/2029   1819.04         7/1/1999       $270,000     $270,000.00       269,784.09        C/O REFI     FULL
23037492          6/1/2029   1987.47         7/1/1999       $295,000     $294,764.09       294,764.09        R/T REFI     FULL
23037518          6/1/2029   1910.09         7/1/1999       $280,000     $280,000.00       279,781.58        PURCH        FULL
23038359          5/1/2029   1824.09         7/1/1999       $270,750     $270,533.49       270,315.69        PURCH        FULL
23038680          7/1/2029   1782.19         7/1/1999       $261,250     $261,250.00       261,250.00        PURCH        FULL
23039050          6/1/2029    798.75         7/1/1999       $123,150     $123,043.97       123,043.97        PURCH        FULL
23039175          6/1/2029   3487.17         7/1/1999       $517,600     $517,600.00       517,186.08        R/T REFI     FULL
23039373          6/1/2029   1646.62         7/1/1999       $247,500     $247,297.13       247,297.13        PURCH        FULL
23039548          5/1/2029    2863.3         7/1/1999       $425,000     $424,118.26       424,118.26        PURCH        FULL
23039845          6/1/2029   3297.85         7/1/1999       $489,500     $489,500.00       489,108.56        R/T REFI     FULL
23039985          6/1/2029   1763.05         7/1/1999       $265,000     $264,782.78       264,782.78        R/T REFI     FULL
23040082          6/1/2029   2353.51         7/1/1999       $345,000     $345,000.00       344,730.87        R/T REFI     FULL
23040124          6/1/2029   1876.98         7/1/1999       $278,600     $278,600.00       278,377.21        PURCH        FULL
23040132          5/1/2029   2062.44         7/1/1999       $310,000     $309,745.89       309,490.30        C/O REFI     FULL
23041015          6/1/2029   2100.22         7/1/1999       $328,000     $327,710.61       327,710.61        PURCH        FULL
23041841          7/1/2029   2611.29         7/1/1999       $397,500     $397,500.00       397,500.00        C/O REFI     FULL
23042633          5/1/2029    667.44         7/1/1999       $101,600     $101,514.64       101,428.79        PURCH        FULL
23042690          6/1/2029   3076.36         7/1/1999       $462,400     $462,400.00       462,020.97        PURCH        FULL
23042740          5/1/2029   2051.99         7/1/1999       $300,800     $300,565.34       300,329.27        PURCH        FULL
23042906          6/1/2029   2290.64         7/1/1999       $340,000     $339,728.11       339,728.11        PURCH        FULL
23043136          5/1/2029   2289.31         7/1/1999       $344,100     $343,817.94       343,534.23        PURCH        FULL
23043151          6/1/2029   1995.91         7/1/1999       $300,000     $299,754.09       299,754.09        PURCH        FULL
23043243          6/1/2029   2243.48         7/1/1999       $333,000     $333,000.00       332,733.71        PURCH        FULL
23043342          6/1/2029   1691.11         7/1/1999       $247,900     $247,706.62       247,706.62        R/T REFI     FULL
23043599          6/1/2029   2196.32         7/1/1999       $326,000     $326,000.00       325,739.31        R/T REFI     FULL
23043953          6/1/2029   1765.02         7/1/1999       $255,550     $255,550.00       255,355.55        PURCH        FULL
23044258          6/1/2029   1800.95         7/1/1999       $264,000     $264,000.00       263,794.05        PURCH        FULL
23044449          6/1/2029   2780.08         7/1/1999       $397,600     $397,304.92       397,304.92        R/T REFI     FULL
23044613          6/1/2029   2046.53         7/1/1999       $300,000     $299,765.97       299,765.97        PURCH        FULL
23044902          5/1/2029    1787.3         7/1/1999       $262,000     $261,795.62       261,590.00        R/T REFI     FULL
23044928          5/1/2029   2139.99         7/1/1999       $313,700     $313,455.28       313,209.08        R/T REFI     FULL
23045099          6/1/2029   1864.86         7/1/1999       $276,800     $276,800.00       276,578.64        PURCH        FULL
23045214          5/1/2029   1841.88         7/1/1999       $270,000     $269,577.47       269,577.47        C/O REFI     FULL
23045933          5/1/2029   2548.06         7/1/1999       $360,000     $359,739.44       359,213.34        R/T REFI     FULL
23046378          6/1/2029   1714.59         7/1/1999       $261,000     $260,780.72       260,780.72        PURCH        FULL
23046733          6/1/2029   2375.37         7/1/1999       $343,920     $343,920.00       343,658.31        PURCH        FULL
23046832          6/1/2029    2319.4         7/1/1999       $340,000     $340,000.00       339,734.77        PURCH        FULL
23047517          6/1/2029   2639.25         7/1/1999       $364,000     $364,000.00       363,749.50        PURCH        FULL
23047541          6/1/2029   2639.25         7/1/1999       $364,000     $364,000.00       363,749.50        PURCH        FULL
23047731          6/1/2029   2358.02         7/1/1999       $350,000     $350,000.00       349,720.11        C/O REFI     FULL
23047814          6/1/2029   1903.27         7/1/1999       $279,000     $278,782.36       278,782.36        PURCH        FULL
23047863          6/1/2029   2964.36         7/1/1999       $440,000     $439,612.50       439,612.50        PURCH        FULL
23048242          6/1/2029   1855.52         7/1/1999       $272,000     $272,000.00       271,787.81        PURCH        FULL
23048580          6/1/2029   1708.01         7/1/1999       $260,000     $260,000.00       259,781.57        R/T REFI     FULL
23048713          6/1/2029   2288.97         7/1/1999       $344,050     $344,050.00       343,767.99        R/T REFI     FULL
23049174          6/1/2029   4181.74         7/1/1999       $613,000     $612,521.80       612,521.80        PURCH        FULL
23049232          6/1/2029   4740.62         7/1/1999       $703,650     $703,087.30       703,087.30        R/T REFI     FULL
23049406          6/1/2029   2556.43         7/1/1999       $384,250     $384,250.00       383,935.03        R/T REFI     FULL
23049794          6/1/2029   4379.17         7/1/1999       $650,000     $650,000.00       649,480.21        R/T REFI     FULL
23049836          6/1/2029   2056.49         7/1/1999       $297,750     $297,523.43       297,523.43        C/O REFI     FULL
23049877          5/1/2024   2101.92         7/1/1999       $290,800     $290,455.00       290,107.91        R/T REFI     FULL
23049943          6/1/2029   2073.82         7/1/1999       $304,000     $304,000.00       303,762.85        R/T REFI     FULL
23049968          6/1/2029   1790.03         7/1/1999       $262,400     $262,400.00       262,195.30        PURCH        FULL
23050701          6/1/2029   2098.63         7/1/1999       $311,500     $311,500.00       311,250.90        PURCH        FULL
23051220          6/1/2029   1809.13         7/1/1999       $265,200     $265,200.00       264,993.12        PURCH        FULL
23051402          6/1/2029   3018.26         7/1/1999       $448,000     $447,641.74       447,641.74        PURCH        FULL
23051444          6/1/2029   1773.66         7/1/1999       $260,000     $259,797.17       259,797.17        PURCH        FULL
23051915          6/1/2029   2375.92         7/1/1999       $344,000     $343,738.25       343,738.25        PURCH        FULL
23053440          6/1/2029   1937.38         7/1/1999       $284,000     $284,000.00       283,778.45        PURCH        FULL
23053564          6/1/2029   2078.77         7/1/1999       $297,300     $297,300.00       297,079.36        PURCH        FULL
23053572          6/1/2029   1780.83         7/1/1999       $261,050     $261,050.00       260,846.35        PURCH        FULL
23054703          6/1/2029   2762.81         7/1/1999       $405,000     $405,000.00       404,684.07        R/T REFI     FULL
23055874          6/1/2029   2149.16         7/1/1999       $319,000     $318,744.90       318,744.90        PURCH        FULL
23055924          6/1/2029   1655.47         7/1/1999       $252,000     $252,000.00       251,788.28        PURCH        FULL
23056641          6/1/2029   1800.95         7/1/1999       $264,000     $263,794.05       263,794.05        PURCH        FULL
23056898          6/1/2029   1844.22         7/1/1999       $277,200     $276,762.69       276,762.69        PURCH        FULL
23057037          6/1/2029   1971.49         7/1/1999       $289,000     $289,000.00       288,774.55        R/T REFI     FULL
23057714          6/1/2029   1194.89         7/1/1999       $179,600     $179,352.78       179,352.78        PURCH        FULL
23058415          6/1/2029   2210.25         7/1/1999       $324,000     $323,747.25       323,747.25        PURCH        FULL
23058878          6/1/2029    2289.3         7/1/1999       $339,800     $339,528.26       339,528.26        C/O REFI     FULL
23058985          5/1/2029   2041.41         7/1/1999       $299,250     $299,016.55       298,781.70        PURCH        FULL
23059017          5/1/2029   2207.12         7/1/1999       $335,975     $335,692.74       335,408.86        R/T REFI     FULL
23059231          6/1/2029   1741.56         7/1/1999       $258,500     $258,500.00       258,293.28        R/T REFI     FULL
23059819          6/1/2029   2167.87         7/1/1999       $330,000     $330,000.00       329,722.76        R/T REFI     FULL
23060163          6/1/2029   2377.33         7/1/1999       $340,000     $340,000.00       339,747.67        C/O REFI     FULL
23060221          6/1/2029   2919.71         7/1/1999       $428,000     $427,666.12       427,666.12        PURCH        FULL
23061591          7/1/2029   2387.62         7/1/1999       $350,000     $350,000.00       350,000.00        C/O REFI     FULL
23061674          7/1/2029   2109.33         7/1/1999       $305,400     $305,400.00       305,400.00        R/T REFI     FULL
23061815          6/1/2029   1785.36         7/1/1999       $265,000     $265,000.00       264,788.08        R/T REFI     FULL
23062771          6/1/2029   2280.79         7/1/1999       $356,200     $356,200.00       355,885.73        PURCH        FULL
23062847          6/1/2029   1946.01         7/1/1999       $292,500     $292,500.00       292,260.24        PURCH        FULL
23064090          6/1/2029   2162.23         7/1/1999       $325,000     $325,000.00       324,733.60        PURCH        FULL
23066319          6/1/2029   1822.93         7/1/1999       $274,000     $273,775.40       273,775.40        PURCH        FULL
23066822          6/1/2029   1693.16         7/1/1999       $248,200     $248,006.38       248,006.38        PURCH        FULL
23069107          6/1/2029    2101.1         7/1/1999       $308,000     $307,759.73       307,759.73        PURCH        FULL
23069495          6/1/2029   3113.62         7/1/1999       $468,000     $468,000.00       467,616.38        PURCH        FULL
23069537          6/1/2029   1446.22         7/1/1999       $212,000     $212,000.00       211,834.61        PURCH        FULL
23070014          6/1/2029   3606.42         7/1/1999       $535,300     $535,300.00       534,871.92        PURCH        FULL
23070139          6/1/2029   3286.45         7/1/1999       $506,700     $506,700.00       506,263.74        PURCH        FULL
23070899          6/1/2029    1740.1         7/1/1999       $261,550     $261,335.61       261,335.61        PURCH        FULL
23071475          6/1/2029    2847.5         7/1/1999       $428,000     $428,000.00       427,649.17        PURCH        FULL
23071962          6/1/2029   2302.34         7/1/1999       $337,500     $337,500.00       337,236.72        PURCH        FULL
23072812          6/1/2029    1837.2         7/1/1999       $266,000     $265,797.59       265,797.59        PURCH        FULL
23074354          6/1/2029    2537.7         7/1/1999       $372,000     $371,709.80       371,709.80        PURCH        FULL
23074800          6/1/2029   2412.93         7/1/1999       $358,150     $358,150.00       357,863.59        PURCH        FULL
23075534          6/1/2029   2054.84         7/1/1999       $305,000     $305,000.00       304,756.10        PURCH        FULL
23076185          6/1/2029    1920.1         7/1/1999       $285,000     $285,000.00       284,772.09        R/T REFI     FULL
23078959          6/1/2029   1979.68         7/1/1999       $290,200     $288,296.44       288,296.44        PURCH       REDUCED
23079718          6/1/2029   1862.85         7/1/1999       $280,000     $280,000.00       279,770.48        C/O REFI     FULL
23080062          6/1/2029    1936.7         7/1/1999       $283,900     $283,900.00       283,678.53        PURCH        FULL
23080732          5/1/2029   1796.98         7/1/1999       $257,000     $256,809.27       256,617.35        C/O REFI     FULL
23080872          6/1/2029   1819.04         7/1/1999       $270,000     $270,000.00       269,784.09        PURCH        FULL
23081060          6/1/2029   2013.07         7/1/1999       $298,800     $298,800.00       298,561.06        R/T REFI     FULL
23081524          6/1/2029   2004.31         7/1/1999       $297,500     $297,500.00       297,262.10        C/O REFI     FULL
23082803          6/1/2029   4345.46         7/1/1999       $637,000     $637,000.00       636,503.08        R/T REFI     FULL
23082910          6/1/2029   1920.93         7/1/1999       $300,000     $300,000.00       299,735.32        PURCH        FULL
23083447          6/1/2029   2611.57         7/1/1999       $373,500     $373,500.00       373,222.81        PURCH        FULL
23084650          6/1/2029    2319.4         7/1/1999       $340,000     $340,000.00       339,734.77        PURCH        FULL
23085178          5/1/2029   1779.35         7/1/1999       $267,450     $267,010.27       267,010.27        PURCH        FULL
23085236          5/1/2029   1703.17         7/1/1999       $256,000     $255,790.16       255,579.10        PURCH        FULL
23085871          6/1/2029   2287.52         7/1/1999       $331,200     $331,200.00       330,947.98        PURCH        FULL
23086747          6/1/2029   6099.39         7/1/1999       $872,320     $872,320.00       871,672.61        PURCH        FULL
23088297          6/1/2029   1862.85         7/1/1999       $280,000     $279,770.48       279,770.48        PURCH        FULL
23088651          6/1/2029   2378.19         7/1/1999       $336,000     $335,746.93       335,746.93        PURCH        FULL
23088826          6/1/2029   2240.12         7/1/1999       $332,500     $332,500.00       332,234.10        PURCH        FULL
23088891          6/1/2029   3988.65         7/1/1999       $577,500     $577,060.57       577,060.57        PURCH        FULL
23089238          6/1/2029   1933.97         7/1/1999       $283,500     $283,500.00       283,278.84        PURCH        FULL
23089568          6/1/2029   1762.78         7/1/1999       $261,650     $261,440.77       261,440.77        PURCH        FULL
23090392          6/1/2029   2349.59         7/1/1999       $348,750     $348,750.00       348,471.11        C/O REFI     FULL
23090822          6/1/2029   1885.88         7/1/1999       $276,450     $276,450.00       276,234.34        PURCH        FULL
23092463          6/1/2029   1970.96         7/1/1999       $292,550     $292,316.06       292,316.06        PURCH        FULL
23093974          6/1/2029   4441.76         7/1/1999       $620,000     $619,562.41       619,562.41        PURCH        FULL
23093990          6/1/2029   2382.45         7/1/1999       $358,100     $357,806.47       357,806.47        PURCH        FULL
23094600          6/1/2029   2663.93         7/1/1999       $385,700     $385,406.52       385,406.52        PURCH        FULL
23096316          6/1/2029   1820.97         7/1/1999       $263,650     $263,650.00       263,449.38        PURCH        FULL
23097504          6/1/2029   2072.03         7/1/1999       $300,000     $300,000.00       299,771.72        PURCH        FULL
23097785          6/1/2029   1864.82         7/1/1999       $270,000     $269,794.55       269,794.55        PURCH        FULL
23097975          6/1/2029   1718.48         7/1/1999       $251,910     $251,910.00       251,713.48        PURCH        FULL
23098577          6/1/2029   2657.02         7/1/1999       $380,000     $380,000.00       379,717.98        PURCH        FULL
23098635          6/1/2029   2046.53         7/1/1999       $300,000     $300,000.00       299,765.97        PURCH        FULL
23102007          6/1/2029    1521.9         7/1/1999       $220,350     $220,350.00       220,182.33        PURCH        FULL
23103914          6/1/2029    3294.7         7/1/1999       $471,200     $471,200.00       470,850.30        PURCH        FULL
23105257          6/1/2029   2068.32         7/1/1999       $307,000     $307,000.00       306,754.49        PURCH        FULL
23105992          6/1/2029   1882.47         7/1/1999       $275,950     $275,950.00       275,734.73        PURCH        FULL
23107444          6/1/2029   2155.68         7/1/1999       $316,000     $316,000.00       315,753.49        PURCH        FULL
23109390          6/1/2029   1922.84         7/1/1999       $275,000     $275,000.00       274,795.91        PURCH        FULL
23111263          6/1/2029   1964.67         7/1/1999       $288,000     $288,000.00       287,775.33        PURCH        FULL
23112519          6/1/2029   1783.01         7/1/1999       $268,000     $267,780.32       267,780.32        PURCH        FULL
23117658          6/1/2029    2344.5         7/1/1999       $339,450     $339,450.00       339,191.70        PURCH        FULL
23118946          5/1/2029   3326.52         7/1/1999       $500,000     $499,590.15       499,177.91        R/T REFI     FULL
23119225          5/1/2029    2995.6         7/1/1999       $456,000     $455,616.90       455,231.61        PURCH        FULL
23119357          5/1/2029   2463.49         7/1/1999       $375,000     $374,684.95       374,368.09        PURCH        FULL
23119506          6/1/2029   1842.03         7/1/1999       $280,400     $280,400.00       280,164.43        PURCH        FULL
23120512          6/1/2029   1983.62         7/1/1999       $287,200     $286,981.46       286,981.46        PURCH        FULL
23121783          6/1/2029   2217.08         7/1/1999       $325,000     $325,000.00       324,746.46        R/T REFI     FULL
23128374          6/1/2029   1890.99         7/1/1999       $277,200     $277,200.00       276,983.76        PURCH        FULL
23128788          6/1/2029    1910.1         7/1/1999       $280,000     $280,000.00       279,781.57        PURCH        FULL
23133044          6/1/2029   2931.54         7/1/1999       $446,250     $446,250.00       445,875.10        PURCH        FULL
23136500          6/1/2029   1797.92         7/1/1999       $260,312     $260,312.00       260,113.91        PURCH        FULL
23139389          6/1/2029   1643.87         7/1/1999       $244,000     $244,000.00       243,804.88        PURCH        FULL
23139538          6/1/2029    1925.2         7/1/1999       $272,000     $272,000.00       271,803.13        R/T REFI     FULL
23141138          6/1/2029   2517.17         7/1/1999       $360,000     $360,000.00       359,732.83        PURCH        FULL
23144819          7/1/2029   1655.47         7/1/1999       $252,000     $252,000.00       252,000.00        PURCH        FULL
23163033          6/1/2029   2468.61         7/1/1999       $371,050     $371,050.00       370,745.85        PURCH        FULL
23163959          5/1/2029    1839.4         7/1/1999       $280,000     $279,764.76       279,528.18        PURCH        FULL
23164379          5/1/2029   1680.93         7/1/1999       $249,500     $249,300.48       249,099.77        PURCH        FULL
23164411          5/1/2029   2036.98         7/1/1999       $298,600     $298,367.06       298,132.71        PURCH        FULL
23164510          5/1/2029   1885.41         7/1/1999       $279,850     $279,626.20       279,401.07        PURCH        FULL
27011154          6/1/2029   1910.83         7/1/1999       $287,212     $287,212.00       286,976.57        PURCH       REDUCED
27154731          7/1/2029   1919.18         7/1/1999       $277,870     $277,870.00       277,870.00        PURCH        FULL
27560788          6/1/2029   2983.22         7/1/1999       $448,400     $448,400.00       448,032.45        PURCH       REDUCED
27583822          6/1/2029   1938.97         7/1/1999       $287,800     $287,568.81       287,568.81        PURCH        FULL
27622547          6/1/2029    1795.8         7/1/1999       $263,245     $262,431.88       262,431.88        PURCH       REDUCED
27689033          6/1/2029    2155.9         7/1/1999       $319,999     $319,999.00       319,743.09        PURCH        FULL
27701853          6/1/2029   1779.46         7/1/1999       $260,850     $260,646.51       260,646.51        PURCH       REDUCED
27718717          3/1/2029   3416.03         7/1/1999       $520,000     $510,846.94       510,846.94        R/T REFI     FULL
27800184          6/1/2029   2395.09         7/1/1999       $360,000     $360,000.00       359,704.91        PURCH       REDUCED
27800424          6/1/2029   3416.34         7/1/1999       $500,800     $500,800.00       500,409.33        PURCH       REDUCED
27802222          3/1/2029    1945.8         7/1/1999       $300,000     $299,153.10       298,890.04        PURCH        FULL
27826924          6/1/2029   2286.66         7/1/1999       $335,200     $335,200.00       334,938.51        PURCH        FULL
27847581          6/1/2029    2499.7         7/1/1999       $357,500     $357,234.68       357,234.68        PURCH        FULL
27912914          6/1/2029   3083.44         7/1/1999       $452,000     $452,000.00       451,647.39        PURCH        FULL
27923721          6/1/2029    854.01         7/1/1999       $130,000     $129,848.08       129,848.08        PURCH       REDUCED
27930163          6/1/2029   1978.32         7/1/1999       $290,000     $290,000.00       289,773.76        PURCH        FULL
27936996          6/1/2029   5288.28         7/1/1999       $805,000     $805,000.00       804,323.70        PURCH        FULL
27940931          6/1/2029   2203.26         7/1/1999       $319,000     $318,757.26       318,757.26        R/T REFI     FULL
27947886          6/1/2029   3819.99         7/1/1999       $567,000     $567,000.00       566,546.57        PURCH       REDUCED
27956903          6/1/2029   1740.86         7/1/1999       $265,000     $265,000.00       264,777.37        PURCH        FULL
27956952          6/1/2029   1708.02         7/1/1999       $260,000     $260,000.00       259,781.56        PURCH       REDUCED
27972884          6/1/2029   1913.37         7/1/1999       $284,000     $284,000.00       283,772.88        PURCH        FULL
27974278          6/1/2029   2955.65         7/1/1999       $398,068     $397,762.60       397,762.60        PURCH        FULL
27984079          6/1/2029   1688.39         7/1/1999       $247,500     $247,500.00       247,306.92        PURCH        FULL
27984632          6/1/2029   1771.59         7/1/1999       $256,500     $256,500.00       256,304.82        C/O REFI    REDUCED
27985761          6/1/2029   2439.79         7/1/1999       $371,393     $371,080.98       371,080.98        PURCH       REDUCED
27987221          6/1/2029   1896.46         7/1/1999       $278,000     $278,000.00       277,783.12        PURCH       REDUCED
27987569          6/1/2029   2428.55         7/1/1999       $356,000     $356,000.00       355,722.28        PURCH       REDUCED
27990373          6/1/2029    2155.9         7/1/1999       $320,000     $320,000.00       319,744.10        R/T REFI    REDUCED
27992627          6/1/2029   2560.14         7/1/1999       $380,000     $380,000.00       379,696.11        PURCH       REDUCED
28004992          6/1/2029   2618.64         7/1/1999       $393,600     $393,600.00       393,277.36        PURCH       REDUCED
28009413          6/1/2029   2993.87         7/1/1999       $450,000     $450,000.00       449,631.13        PURCH       REDUCED
28034676          6/1/2029   2310.31         7/1/1999       $334,500     $334,500.00       334,245.47        R/T REFI     FULL
28036069          6/1/2029   3071.49         7/1/1999       $455,900     $455,900.00       455,535.42        PURCH        FULL
28037083          6/1/2029   2388.44         7/1/1999       $359,000     $359,000.00       358,705.73        R/T REFI    REDUCED
28037216          6/1/2029   2075.06         7/1/1999       $308,000     $307,753.69       307,753.69        R/T REFI     FULL
28038594          6/1/2029   3427.88         7/1/1999       $508,800     $508,800.00       508,393.12        PURCH       REDUCED
28039543          6/1/2029   2510.41         7/1/1999       $368,000     $367,712.92       367,712.92        PURCH       REDUCED
28040269          6/1/2029   1699.41         7/1/1999       $246,050     $245,862.77       245,862.77        PURCH        FULL
28048999          6/1/2029   2089.26         7/1/1999       $298,800     $298,578.24       298,578.24        PURCH        FULL
28052330          6/1/2029   2206.01         7/1/1999       $353,600     $353,272.49       353,272.49        PURCH        FULL
28054849          6/1/2029   1790.04         7/1/1999       $262,400     $262,400.00       262,195.29        PURCH       REDUCED
28057479          6/1/2029   2562.16         7/1/1999       $380,300     $380,300.00       379,995.87        R/T REFI     FULL
28059640          6/1/2029   1723.79         7/1/1999       $262,400     $262,282.32       262,061.19        R/T REFI     FULL
28060119          6/1/2029    2155.9         7/1/1999       $320,000     $320,000.00       319,744.10        PURCH        FULL
28060259          6/1/2029    4311.8         7/1/1999       $640,000     $640,000.00       639,488.20        PURCH        FULL
28061075          6/1/2029   2395.09         7/1/1999       $360,000     $359,704.91       359,704.91        PURCH       REDUCED
28061562          6/1/2029   1755.33         7/1/1999       $248,000     $248,000.00       247,820.50        PURCH        FULL
28064210          6/1/2029   1945.37         7/1/1999       $288,750     $288,750.00       288,519.08        R/T REFI    REDUCED
28066462          6/1/2029   1958.66         7/1/1999       $294,400     $294,060.74       294,060.74        PURCH       REDUCED
28076966          6/1/2029   2173.42         7/1/1999       $322,600     $322,600.00       322,342.02        PURCH       REDUCED
28078228          6/1/2029   2025.76         7/1/1999       $296,955     $296,955.00       296,723.34        PURCH       REDUCED
28087484          6/1/2029   1943.68         7/1/1999       $288,500     $288,500.00       288,269.29        R/T REFI    REDUCED
28090793          6/1/2029   1995.91         7/1/1999       $300,000     $300,000.00       299,754.09        PURCH       REDUCED
28094282          6/1/2029    3132.8         7/1/1999       $465,000     $465,000.00       464,628.14        C/O REFI    REDUCED
28094506          6/1/2029    2091.9         7/1/1999       $310,500     $310,500.00       310,251.69        PURCH       REDUCED
28098135          6/1/2029   2182.54         7/1/1999       $316,000     $316,000.00       315,759.54        R/T REFI     FULL
28100568          6/1/2029   2208.27         7/1/1999       $336,150     $335,867.59       335,867.59        PURCH       REDUCED
28110732          6/1/2029   4042.32         7/1/1999       $600,000     $600,000.00       599,520.18        PURCH        FULL
28111813          6/1/2029   1886.42         7/1/1999       $280,000     $280,000.00       279,776.08        PURCH        FULL
28119956          6/1/2029   2182.85         7/1/1999       $324,000     $324,000.00       323,740.90        PURCH       REDUCED
28124873          6/1/2029   1880.08         7/1/1999       $275,600     $275,600.00       275,385.00        R/T REFI    REDUCED
28125060          6/1/2029   3324.06         7/1/1999       $506,000     $506,000.00       505,574.90        R/T REFI     FULL
28128106          6/1/2029   2148.86         7/1/1999       $315,000     $313,649.80       313,649.80        R/T REFI    REDUCED
28129328          6/1/2029   2041.79         7/1/1999       $314,800     $314,800.00       314,528.96        PURCH       REDUCED
28129435          6/1/2029   1889.46         7/1/1999       $284,000     $284,000.00       283,767.21        PURCH        FULL
28129518          6/1/2029   2726.26         7/1/1999       $415,000     $414,651.34       414,651.34        R/T REFI    REDUCED
28129682          6/1/2029   4379.18         7/1/1999       $650,000     $650,000.00       649,480.20        R/T REFI     FULL
28129773          6/1/2029   2159.99         7/1/1999       $328,800     $328,523.76       328,523.76        PURCH       REDUCED
28130136          6/1/2029   2194.98         7/1/1999       $325,800     $325,800.00       325,539.46        PURCH       REDUCED
28132728          6/1/2029   3005.95         7/1/1999       $440,640     $440,296.25       440,296.25        PURCH        FULL
28133825          6/1/2029   2404.68         7/1/1999       $352,500     $352,500.00       352,225.01        R/T REFI    REDUCED
28134286          6/1/2029   2391.71         7/1/1999       $355,000     $355,000.00       354,716.10        R/T REFI     FULL
28134567          6/1/2029   2079.19         7/1/1999       $328,950     $328,950.00       328,652.62        C/O REFI     FULL
28136067          6/1/2029   1964.67         7/1/1999       $288,000     $287,775.33       287,775.33        R/T REFI    REDUCED
28136133          6/1/2029    2270.1         7/1/1999       $350,000     $350,000.00       349,698.65        PURCH        FULL
28136596          6/1/2029   1697.78         7/1/1999       $252,000     $252,000.00       251,798.47        PURCH       REDUCED
28137339          6/1/2029   1882.81         7/1/1999       $276,000     $275,767.50       275,767.50        R/T REFI    REDUCED
28137487          6/1/2029   2012.43         7/1/1999       $295,000     $295,000.00       294,769.86        R/T REFI    REDUCED
28138840          6/1/2029   2153.35         7/1/1999       $332,000     $332,000.00       331,714.15        PURCH        FULL
28138931          6/1/2029   2325.68         7/1/1999       $345,200     $345,200.00       344,923.95        R/T REFI    REDUCED
28139087          6/1/2029   2594.68         7/1/1999       $390,000     $390,000.00       389,680.32        R/T REFI    REDUCED
28139368          6/1/2029    3226.7         7/1/1999       $473,000     $473,000.00       472,631.01        R/T REFI    REDUCED
28139723          6/1/2029   3274.45         7/1/1999       $480,000     $480,000.00       479,625.55        R/T REFI     FULL
28140507          6/1/2029   3001.05         7/1/1999       $424,000     $424,000.00       423,693.12        R/T REFI    REDUCED
28140614          6/1/2029   2262.03         7/1/1999       $340,000     $339,721.30       339,721.30        R/T REFI    REDUCED
28140655          6/1/2029   2421.73         7/1/1999       $355,000     $355,000.00       354,723.06        R/T REFI     FULL
28140895          6/1/2029   2737.62         7/1/1999       $411,484     $411,484.00       411,146.70        PURCH        FULL
28141109          6/1/2029   2624.14         7/1/1999       $389,500     $389,500.00       389,188.52        R/T REFI    REDUCED
28141158          6/1/2029   2064.28         7/1/1999       $306,400     $306,154.97       306,154.97        PURCH        FULL
28141182          6/1/2029   2074.72         7/1/1999       $307,950     $307,820.00       307,572.96        R/T REFI     FULL
28141208          6/1/2029     2067          7/1/1999       $303,000     $303,000.00       302,763.63        R/T REFI     FULL
28142529          6/1/2029   1773.66         7/1/1999       $260,000     $260,000.00       259,797.17        R/T REFI    REDUCED
28142719          6/1/2029   2728.71         7/1/1999       $400,000     $400,000.00       399,687.96        PURCH       REDUCED
28143477          6/1/2029   2062.44         7/1/1999       $310,000     $310,000.00       309,745.89        R/T REFI     FULL
28143774          6/1/2029   2072.03         7/1/1999       $300,000     $299,771.72       299,771.72        PURCH       REDUCED
28143782          6/1/2029   3233.85         7/1/1999       $480,000     $480,000.00       479,616.15        R/T REFI     FULL
28144376          6/1/2029   6149.71         7/1/1999       $912,800     $912,539.02       911,807.51        R/T REFI     FULL
28144475          6/1/2029   3240.34         7/1/1999       $475,000     $475,000.00       474,629.45        C/O REFI    REDUCED
28144483          6/1/2029   4246.77         7/1/1999       $600,000     $600,000.00       599,565.73        PURCH       REDUCED
28144723          6/1/2029   1773.66         7/1/1999       $260,000     $260,000.00       259,797.17        PURCH       REDUCED
28146520          6/1/2029   2652.77         7/1/1999       $393,750     $393,435.12       393,435.12        C/O REFI    REDUCED
28147635          6/1/2029   2483.13         7/1/1999       $364,000     $364,000.00       363,716.04        R/T REFI    REDUCED
28147643          6/1/2029   2583.41         7/1/1999       $378,700     $378,700.00       378,404.57        C/O REFI     FULL
28148864          6/1/2029   2142.43         7/1/1999       $318,000     $318,000.00       317,745.70        PURCH       REDUCED
28149177          6/1/2029   3126.06         7/1/1999       $464,000     $464,000.00       463,628.94        PURCH       REDUCED
28151553          6/1/2029   3550.08         7/1/1999       $514,000     $514,000.00       513,608.88        R/T REFI     FULL
28151652          6/1/2029    1800.4         7/1/1999       $263,920     $263,920.00       263,714.12        PURCH       REDUCED
28152536          6/1/2029   2795.93         7/1/1999       $415,000     $415,000.00       414,668.13        C/O REFI    REDUCED
28153047          6/1/2029   1844.11         7/1/1999       $267,000     $267,000.00       266,796.83        R/T REFI     FULL
28153161          6/1/2029   2794.28         7/1/1999       $420,000     $420,000.00       419,655.72        PURCH        FULL
28153526          6/1/2029   3410.89         7/1/1999       $500,000     $500,000.00       499,609.94        C/O REFI    REDUCED
28155075          6/1/2029   2313.77         7/1/1999       $335,000     $335,000.00       334,745.08        C/O REFI    REDUCED
28155109          6/1/2029   1862.85         7/1/1999       $280,000     $280,000.00       279,770.48        PURCH       REDUCED
28155935          6/1/2029   1817.86         7/1/1999       $263,200     $263,200.00       262,999.72        PURCH       REDUCED
28157022          6/1/2029   2141.59         7/1/1999       $326,000     $326,000.00       325,726.12        PURCH       REDUCED
28157774          6/1/2029   2486.44         7/1/1999       $360,000     $360,000.00       359,726.06        PURCH       REDUCED
28159044          6/1/2029   1785.36         7/1/1999       $265,000     $265,000.00       264,788.08        PURCH       REDUCED
28159234          6/1/2029   3529.36         7/1/1999       $511,000     $511,000.00       510,611.16        C/O REFI    REDUCED
28160646          6/1/2029   2508.37         7/1/1999       $367,700     $367,700.00       367,413.15        R/T REFI    REDUCED
28161073          6/1/2029   2072.03         7/1/1999       $300,000     $300,000.00       299,771.72        C/O REFI    REDUCED
28163186          6/1/2029    3351.8         7/1/1999       $503,800     $503,387.03       503,387.03        PURCH       REDUCED
28163939          7/1/2029   1720.96         7/1/1999       $258,672     $258,672.00       258,672.00        PURCH        FULL
28164465          6/1/2029    1910.1         7/1/1999       $280,000     $280,000.00       279,781.57        PURCH        FULL
28165314          6/1/2029   2198.67         7/1/1999       $306,900     $306,900.00       306,683.39        PURCH       REDUCED
28166569          6/1/2029   2421.73         7/1/1999       $355,000     $355,000.00       354,723.06        C/O REFI     FULL
28167021          6/1/2029   2612.74         7/1/1999       $383,000     $383,000.00       382,701.22        R/T REFI    REDUCED
28171155          6/1/2029   2429.92         7/1/1999       $356,200     $356,200.00       355,922.12        R/T REFI    REDUCED
28171254          6/1/2029    2317.6         7/1/1999       $344,000     $343,724.90       343,724.90        PURCH        FULL
28171718          6/1/2029   2278.47         7/1/1999       $334,000     $334,000.00       333,739.45        C/O REFI     FULL
28172153          6/1/2029   1844.11         7/1/1999       $267,000     $267,000.00       266,796.83        R/T REFI     FULL
28172328          7/1/2029   1757.81         7/1/1999       $248,350     $248,350.00       248,350.00        R/T REFI     FULL
28172344          6/1/2029   2721.89         7/1/1999       $399,000     $398,688.74       398,688.74        R/T REFI    REDUCED
28173441          6/1/2029   2486.44         7/1/1999       $360,000     $360,000.00       359,726.06        PURCH        FULL
28173565          6/1/2029    2285.3         7/1/1999       $335,000     $334,738.66       334,738.66        PURCH       REDUCED
28174571          6/1/2029   3103.91         7/1/1999       $455,000     $455,000.00       454,645.05        C/O REFI     FULL
28174746          6/1/2029   4379.18         7/1/1999       $650,000     $650,000.00       649,480.20        PURCH        FULL
28176519          6/1/2029   2680.96         7/1/1999       $393,000     $393,000.00       392,693.42        PURCH        FULL
28177657          6/1/2029   3108.04         7/1/1999       $450,000     $450,000.00       449,657.59        R/T REFI     FULL
28178036          6/1/2029   1952.35         7/1/1999       $282,672     $282,672.00       282,456.91        R/T REFI     FULL
28178523          6/1/2029   1773.66         7/1/1999       $260,000     $259,797.17       259,797.17        PURCH       REDUCED
28178853          6/1/2029   2496.77         7/1/1999       $366,000     $365,921.68       365,635.69        R/T REFI     FULL
28179190          6/1/2029   1770.25         7/1/1999       $259,500     $259,500.00       259,297.56        R/T REFI     FULL
28180958          6/1/2029   1899.89         7/1/1999       $282,000     $282,000.00       281,774.49        R/T REFI     FULL
28181022          6/1/2029   2397.17         7/1/1999       $351,400     $351,400.00       351,125.87        R/T REFI    REDUCED
28181030          6/1/2029   2112.78         7/1/1999       $313,600     $313,600.00       313,349.22        PURCH        FULL
28181055          6/1/2029   4177.06         7/1/1999       $620,000     $620,000.00       619,504.19        R/T REFI    REDUCED
28181089          6/1/2029   3517.86         7/1/1999       $535,500     $535,500.00       535,050.11        C/O REFI     FULL
28181212          6/1/2029   1796.32         7/1/1999       $270,000     $269,778.68       269,778.68        R/T REFI    REDUCED
28181469          6/1/2029    2634.6         7/1/1999       $396,000     $396,000.00       395,675.40        R/T REFI     FULL
28181584          6/1/2029   2154.56         7/1/1999       $319,800     $319,800.00       319,544.25        R/T REFI    REDUCED
28183143          6/1/2029   3911.98         7/1/1999       $588,000     $588,000.00       587,518.02        R/T REFI    REDUCED
28183812          6/1/2029   1642.33         7/1/1999       $250,000     $250,000.00       249,789.96        PURCH        FULL
28183960          6/1/2029   1987.47         7/1/1999       $295,000     $295,000.00       294,764.09        PURCH       REDUCED
28185635          6/1/2029   1773.66         7/1/1999       $260,000     $260,000.00       259,797.17        R/T REFI     FULL
28185692          6/1/2029   2144.09         7/1/1999       $314,300     $314,054.81       314,054.81        R/T REFI    REDUCED
28186468          6/1/2029   3326.52         7/1/1999       $500,000     $499,590.15       499,590.15        PURCH       REDUCED
28186484          6/1/2029   1681.74         7/1/1999       $256,000     $255,784.93       255,784.93        R/T REFI    REDUCED
28186641          6/1/2029   2046.53         7/1/1999       $300,000     $299,594.50       299,594.50        R/T REFI     FULL
28186732          6/1/2029   2021.16         7/1/1999       $300,000     $300,000.00       299,760.09        PURCH        FULL
28187581          6/1/2029   1902.91         7/1/1999       $268,850     $268,850.00       268,655.41        PURCH        FULL
28187995          6/1/2029   2964.37         7/1/1999       $440,000     $440,000.00       439,648.13        PURCH       REDUCED
28188324          6/1/2029    4081.5         7/1/1999       $621,300     $621,300.00       620,778.03        C/O REFI    REDUCED
28188720          6/1/2029   2494.89         7/1/1999       $375,000     $375,000.00       374,692.61        C/O REFI    REDUCED
28188746          6/1/2029   2657.82         7/1/1999       $394,500     $394,500.00       394,184.52        R/T REFI    REDUCED
28188795          6/1/2029   1848.02         7/1/1999       $270,900     $270,900.00       270,688.67        C/O REFI    REDUCED
28188928          6/1/2029   2236.75         7/1/1999       $332,000     $332,000.00       331,734.50        R/T REFI    REDUCED
28189025          6/1/2029   3099.11         7/1/1999       $460,000     $460,000.00       459,632.14        C/O REFI     FULL
28189132          6/1/2029   2032.89         7/1/1999       $298,000     $298,000.00       297,767.53        R/T REFI     FULL
28191088          6/1/2029   1828.57         7/1/1999       $264,750     $264,548.54       264,548.54        C/O REFI    REDUCED
28191211          6/1/2029   1915.54         7/1/1999       $287,920     $287,683.99       287,683.99        PURCH       REDUCED
28191377          6/1/2029   2401.27         7/1/1999       $352,000     $351,725.40       351,725.40        PURCH        FULL
28191823          6/1/2029    3012.5         7/1/1999       $441,600     $441,255.50       441,255.50        PURCH        FULL
28192235          6/1/2029   1929.38         7/1/1999       $290,000     $290,000.00       289,762.29        PURCH       REDUCED
28192722          6/1/2029   2046.53         7/1/1999       $300,000     $300,000.00       299,765.97        PURCH       REDUCED
28193472          6/1/2029   1734.06         7/1/1999       $248,000     $247,815.94       247,815.94        PURCH        FULL
28193829          6/1/2029   2042.72         7/1/1999       $303,200     $302,957.53       302,957.53        PURCH       REDUCED
28194660          6/1/2029   2607.97         7/1/1999       $382,300     $382,300.00       382,001.76        R/T REFI     FULL
28195006          6/1/2029   4406.86         7/1/1999       $646,000     $646,000.00       645,496.06        R/T REFI    REDUCED
28197002          6/1/2029   2328.56         7/1/1999       $350,000     $350,000.00       349,713.11        PURCH       REDUCED
28197366          6/1/2029   1987.47         7/1/1999       $295,000     $295,000.00       294,764.09        PURCH       REDUCED
28197895          6/1/2029   4244.43         7/1/1999       $630,000     $630,000.00       629,496.20        C/O REFI     FULL
28198273          6/1/2029   3138.02         7/1/1999       $460,000     $460,000.00       459,641.15        PURCH       REDUCED
28198828          6/1/2029   3494.87         7/1/1999       $532,000     $532,000.00       531,553.05        PURCH       REDUCED
28199594          6/1/2029   2366.26         7/1/1999       $342,600     $342,600.00       342,339.30        R/T REFI    REDUCED
28200491          6/1/2029    1881.4         7/1/1999       $272,400     $272,192.72       272,192.72        R/T REFI    REDUCED
28200913          6/1/2029   2719.54         7/1/1999       $393,750     $393,750.00       393,450.38        C/O REFI    REDUCED
28201523          6/1/2029   1704.76         7/1/1999       $249,900     $249,900.00       249,705.05        PURCH        FULL
28201796          6/1/2029   2396.42         7/1/1999       $355,700     $355,700.00       355,415.55        C/O REFI     FULL
28202828          6/1/2029   3605.94         7/1/1999       $542,000     $542,000.00       541,555.73        R/T REFI     FULL
28203214          6/1/2029   2009.22         7/1/1999       $302,000     $302,000.00       301,752.45        PURCH       REDUCED
28203248          6/1/2029   3216.47         7/1/1999       $471,500     $471,500.00       471,132.18        R/T REFI     FULL
28203560          6/1/2029   2694.88         7/1/1999       $400,000     $400,000.00       399,680.12        C/O REFI    REDUCED
28204758          6/1/2029   2355.21         7/1/1999       $341,000     $341,000.00       340,740.52        PURCH        FULL
28205110          6/1/2029   2248.54         7/1/1999       $333,750     $333,750.00       333,483.10        C/O REFI    REDUCED
28205441          6/1/2029   2210.17         7/1/1999       $320,000     $319,756.50       319,756.50        PURCH        FULL
28205920          6/1/2029   3397.24         7/1/1999       $498,000     $498,000.00       497,611.51        R/T REFI    REDUCED
28207603          6/1/2029   1831.99         7/1/1999       $268,550     $268,550.00       268,340.50        R/T REFI     FULL
28208841          6/1/2029   1814.59         7/1/1999       $266,000     $265,792.49       265,792.49        C/O REFI    REDUCED
28208999          6/1/2029   1944.21         7/1/1999       $285,000     $285,000.00       284,777.67        PURCH        FULL
28209344          6/1/2029   3182.81         7/1/1999       $478,400     $478,007.86       478,007.86        PURCH       REDUCED
28209484          6/1/2029   4118.23         7/1/1999       $619,000     $619,000.00       618,492.60        PURCH        FULL
28209567          6/1/2029   2021.16         7/1/1999       $300,000     $300,000.00       299,760.09        PURCH        FULL
28209716          7/1/2029   3181.68         7/1/1999       $466,400     $466,400.00       466,400.00        PURCH        FULL
28209781          6/1/2029   2123.39         7/1/1999       $300,000     $300,000.00       299,782.86        PURCH       REDUCED
28209872          6/1/2029   2136.58         7/1/1999       $313,200     $312,955.67       312,955.67        PURCH        FULL
28211555          6/1/2029   2307.41         7/1/1999       $330,000     $330,000.00       329,755.09        C/O REFI     FULL
28212181          6/1/2029   1753.63         7/1/1999       $250,800     $250,800.00       250,613.87        R/T REFI    REDUCED
28212702          6/1/2029   1869.57         7/1/1999       $277,500     $277,500.00       277,278.09        C/O REFI    REDUCED
28212744          6/1/2029   2230.04         7/1/1999       $326,900     $326,900.00       326,644.98        PURCH        FULL
28212819          6/1/2029   2500.18         7/1/1999       $366,500     $366,500.00       366,214.09        R/T REFI    REDUCED
28212843          7/1/2029   1740.92         7/1/1999       $255,200     $255,200.00       255,200.00        R/T REFI    REDUCED
28213015          6/1/2029   6419.28         7/1/1999       $941,000     $941,000.00       940,265.93        R/T REFI     FULL
28213064          6/1/2029   2892.43         7/1/1999       $424,000     $424,000.00       423,669.24        R/T REFI    REDUCED
28214872          6/1/2029   2189.59         7/1/1999       $325,000     $325,000.00       324,740.10        C/O REFI    REDUCED
28215226          6/1/2029   2438.87         7/1/1999       $362,000     $362,000.00       361,710.51        PURCH       REDUCED
28215341          6/1/2029   2779.97         7/1/1999       $402,500     $400,973.70       400,973.70        R/T REFI    REDUCED
28215671          6/1/2029   2590.04         7/1/1999       $375,000     $375,000.00       374,714.65        PURCH        FULL
28215721          6/1/2029   2133.81         7/1/1999       $316,720     $316,720.00       316,466.72        PURCH       REDUCED
28215937          6/1/2029   2417.37         7/1/1999       $350,000     $349,733.67       349,733.67        PURCH       REDUCED
28216646          6/1/2029   2022.52         7/1/1999       $304,000     $304,000.00       303,750.81        R/T REFI     FULL
28217040          6/1/2029    1753.2         7/1/1999       $257,000     $257,000.00       256,799.51        R/T REFI    REDUCED
28217826          6/1/2029    3368.6         7/1/1999       $500,000     $500,000.00       499,600.15        PURCH       REDUCED
28217859          6/1/2029   2054.85         7/1/1999       $305,000     $305,000.00       304,756.09        PURCH       REDUCED
28218568          6/1/2029   2223.28         7/1/1999       $330,000     $330,000.00       329,736.10        PURCH       REDUCED
28218865          6/1/2029   2331.07         7/1/1999       $346,000     $346,000.00       345,723.31        R/T REFI    REDUCED
28218998          6/1/2029   2233.56         7/1/1999       $340,000     $340,000.00       339,714.36        PURCH        FULL
28219707          6/1/2029   3065.42         7/1/1999       $455,000     $455,000.00       454,636.14        R/T REFI     FULL
28219731          6/1/2029    4417.1         7/1/1999       $647,500     $646,411.98       646,411.98        R/T REFI    REDUCED
28219780          6/1/2029   3108.54         7/1/1999       $461,400     $461,400.00       461,031.02        PURCH        FULL
28219814          6/1/2029   1852.73         7/1/1999       $275,000     $275,000.00       274,780.08        C/O REFI    REDUCED
28219848          7/1/2029   2304.61         7/1/1999       $346,400     $346,400.00       346,400.00        PURCH       REDUCED
28221349          6/1/2029   1961.26         7/1/1999       $287,500     $287,500.00       287,275.72        R/T REFI    REDUCED
28222032          6/1/2029   1796.32         7/1/1999       $270,000     $270,000.00       269,778.68        PURCH       REDUCED
28222511          6/1/2029    2070.3         7/1/1999       $292,500     $292,500.00       292,288.29        C/O REFI    REDUCED
28223063          6/1/2029   2938.98         7/1/1999       $441,750     $441,387.89       441,387.89        PURCH       REDUCED
28224236          6/1/2029   2141.59         7/1/1999       $326,000     $326,000.00       325,726.12        R/T REFI    REDUCED
28224749          6/1/2029   2090.68         7/1/1999       $302,700     $301,936.31       301,936.31        R/T REFI    REDUCED
28225118          6/1/2029   3988.41         7/1/1999       $592,000     $592,000.00       591,526.59        R/T REFI     FULL
28225985          6/1/2029   2373.86         7/1/1999       $343,700     $343,700.00       343,438.46        R/T REFI    REDUCED
28226074          6/1/2029   2482.82         7/1/1999       $359,477     $359,477.00       359,203.47        R/T REFI    REDUCED
28226165          6/1/2029   2728.71         7/1/1999       $400,000     $400,000.00       399,687.96        C/O REFI    REDUCED
28226264          6/1/2029   2251.61         7/1/1999       $326,000     $326,000.00       325,751.93        R/T REFI    REDUCED
28226280          6/1/2029   2035.42         7/1/1999       $294,700     $294,700.00       294,475.76        R/T REFI    REDUCED
28226306          6/1/2029   2188.75         7/1/1999       $316,900     $316,900.00       316,658.86        C/O REFI    REDUCED
28229649          6/1/2029   3638.09         7/1/1999       $540,000     $540,000.00       539,568.16        PURCH        FULL
28230324          6/1/2029   4447.01         7/1/1999       $636,000     $636,000.00       635,527.99        PURCH       REDUCED
28231884          6/1/2029    2622.5         7/1/1999       $379,700     $371,309.41       371,309.41        R/T REFI     FULL
28232007          6/1/2029   3537.03         7/1/1999       $525,000     $525,000.00       524,580.16        C/O REFI    REDUCED
28233997          7/1/2029   1767.84         7/1/1999       $262,400     $262,400.00       262,400.00        PURCH        FULL
28234508          6/1/2029   3120.42         7/1/1999       $475,000     $474,600.93       474,600.93        PURCH       REDUCED
28235216          7/1/2029   2489.95         7/1/1999       $365,000     $365,000.00       365,000.00        C/O REFI    REDUCED
28235448          6/1/2029   4321.91         7/1/1999       $641,500     $641,500.00       640,987.00        R/T REFI     FULL
28235539          6/1/2029   3410.88         7/1/1999       $500,000     $500,000.00       499,609.95        PURCH       REDUCED
28237717          6/1/2029   3422.99         7/1/1999       $514,500     $514,500.00       514,078.26        R/T REFI    REDUCED
28238459          6/1/2029   3233.85         7/1/1999       $480,000     $480,000.00       479,616.15        PURCH       REDUCED
28239077          6/1/2029   5255.44         7/1/1999       $800,000     $800,000.00       799,327.89        PURCH        FULL
28244309          6/1/2029   2575.17         7/1/1999       $392,000     $392,000.00       391,670.66        PURCH        FULL
28247229          6/1/2029   2894.07         7/1/1999       $435,000     $434,643.17       434,643.17        PURCH       REDUCED
28248730          6/1/2029   1844.31         7/1/1999       $273,750     $273,531.08       273,531.08        PURCH       REDUCED
28249746          6/1/2029   1827.58         7/1/1999       $267,903     $267,694.00       267,694.00        PURCH        FULL
28251957          6/1/2029   1875.99         7/1/1999       $275,000     $275,000.00       274,785.47        PURCH       REDUCED
28251981          6/1/2029   2016.67         7/1/1999       $303,120     $303,120.00       302,871.53        PURCH       REDUCED
28254720          6/1/2029    2319.4         7/1/1999       $340,000     $340,000.00       339,734.77        PURCH        FULL
28255032          7/1/2029   1795.83         7/1/1999       $263,250     $263,250.00       263,250.00        R/T REFI     FULL
28256634          6/1/2029   1786.85         7/1/1999       $272,000     $272,000.00       271,771.48        PURCH       REDUCED
28262970          6/1/2029   2196.31         7/1/1999       $321,955     $321,955.00       321,703.83        PURCH        FULL
28277549          7/1/2029   1729.79         7/1/1999       $260,000     $260,000.00       260,000.00        R/T REFI     FULL
28302230          6/1/2029   1215.59         7/1/1999       $176,000     $175,866.08       175,866.08        PURCH        FULL
28303709          6/1/2029   2431.18         7/1/1999       $352,000     $351,732.15       351,732.15        PURCH       REDUCED
23081714          6/1/2029    994.23         7/1/1999       $143,950     $143,950.00       143,840.46        PURCH        FULL
22616841          6/1/2026   2660.16         7/1/1999       $394,639     $391,631.28       391,631.28        R/T REFI     FULL
22620371          4/1/2028   2188.77         7/1/1999       $323,297     $318,538.52       318,241.07        C/O REFI     FULL
22865984          4/1/2029    1873.5         7/1/1999       $281,600     $281,136.99       280,903.46        PURCH        FULL
22906572          4/1/2029   1842.03         7/1/1999       $280,400     $279,927.51       279,689.23        PURCH        FULL
22950901          4/1/2029   2508.19         7/1/1999       $377,000     $376,380.15       376,067.51        R/T REFI     FULL
22965313          5/1/2029   1849.04         7/1/1999       $271,050     $270,625.83       270,625.83        PURCH        FULL
22989016          5/1/2029   2363.74         7/1/1999       $346,500     $346,229.69       345,957.75        PURCH        FULL
22995856          6/1/2029   1709.83         7/1/1999       $257,000     $257,000.00       256,789.34        R/T REFI     FULL
23010002          5/1/2029   1407.45         7/1/1999       $211,550     $211,202.17       211,202.17        PURCH        FULL
23024862          5/1/2029   1228.82         7/1/1999       $184,700     $184,396.31       184,396.31        PURCH        FULL
23032535          6/1/2029    624.87         7/1/1999        $91,600     $91,528.55         91,528.55        PURCH        FULL
23059397          6/1/2029   2072.03         7/1/1999       $300,000     $299,771.72       299,771.72        PURCH        FULL
22932537          6/1/2029   3001.58         7/1/1999       $440,000     $440,000.00       439,656.75        R/T REFI     FULL
23002298          6/1/2029   1199.02         7/1/1999       $173,600     $173,600.00       173,467.90        PURCH        FULL
23020217          6/1/2029    2225.6         7/1/1999       $326,250     $326,250.00       325,995.49        R/T REFI     FULL
23020415          7/1/2029   3287.61         7/1/1999       $476,000     $476,000.00       476,000.00        PURCH        FULL
23029952          7/1/2029   3067.41         7/1/1999       $449,650     $449,650.00       449,650.00        PURCH        FULL
23048036          6/1/2029   2019.25         7/1/1999       $296,000     $296,000.00       295,769.08        R/T REFI     FULL



LOAN#             APPRAISAL  RTERM      CLTV
-----             ---------  -----      ----
21597521          $400,000    354       74.6
21903091          $301,000    347       79.1
22030175          $360,000    358       79.9
22082929          $398,000    359       75.3
22317127          $487,000    353       51.0
22357628          $610,000    340       73.1
22365290          $415,000    355       77.8
22385520          $955,000    353       46.8
22416499          $362,000    352       79.4
22476097          $444,000    358       79.8
22507859          $346,000    350       79.4
22511109          $365,000    353       74.5
22590897          $505,500    352       79.5
22605372          $499,000    352       76.7
22618797          $286,000    355       79.7
22633382          $295,000    354       89.5
22640262          $422,000    354       79.6
22644124          $412,000    359       79.8
22713192          $284,000    356       89.7
22735062          $395,000    355       71.6
22740864          $460,000    359       79.9
22751465          $343,000    356       79.7
22766679          $586,000    359       46.1
22781009          $305,000    356       89.7
22789382          $660,000    359       79.9
22791685          $450,000    359       72.4
22797492          $360,000    358       79.9
22802664          $630,000    355       71.2
22803951          $550,000    358       62.4
22803993          $470,000    358       79.9
22807713          $454,500    355       79.7
22813786          $350,000    355       79.7
22826143          $358,000    359       74.5
22843577          $380,000    359       73.6
22846570          $525,000    358       79.9
22849475          $303,000    356       94.6
22864532          $615,000    359       78.9
22869820          $356,000    358       79.9
22871214          $640,000    359       68.7
22887004          $500,000    358       66.5
22895692          $300,000    358       79.9
22895932          $490,000    359       79.9
22898795          $380,000    351       74.9
22900021          $400,000    358       79.9
22900096          $379,000    359       66.4
22903926          $157,000    358       78.7
22905400          $475,000    358       79.9
22905491          $625,000    359       52.0
22905830          $377,000    358       79.9
22908222          $340,000    358       79.9
22910251          $345,000    358       79.9
22911713          $665,000    359       79.9
22911903          $670,000    359       79.9
22912265          $460,000    357       74.8
22914931          $410,000    358       74.0
22915839          $580,000    358       79.9
22915920          $460,000    358       79.9
22918965          $429,000    358       74.9
22919039          $294,000    358       94.9
22919609          $430,000    359       79.9
22920292          $625,000    358       79.9
22922140          $400,000    359       74.9
22923080          $865,000    359       46.2
22923262          $310,000    359       79.9
22927172          $335,000    358       79.9
22931455          $498,000    359       60.3
22932230          $405,000    358       79.9
22932750          $379,000    358       79.9
22932800          $410,000    358       74.9
22935357          $450,000    358       79.9
22936488          $475,000    359       79.9
22937486          $330,000    359       94.9
22939383          $360,000    358       74.9
22941132          $355,000    359       74.9
22941157          $360,000    359       89.9
22941181          $490,000    359       79.9
22941231          $293,000    359       79.9
22942239          $560,000    359       79.9
22943286          $295,000    359       79.9
22944540          $855,000    359       73.0
22945752          $315,000    359       84.9
22946495          $415,000    359       79.9
22949317          $424,000    358       79.9
22949481          $315,000    357       79.8
22949895          $440,000    357       64.9
22950182          $420,000    359       79.9
22953780          $600,000    359       62.7
22954093          $670,000    358       66.5
22954408          $925,000    359       50.2
22954515          $400,000    358       79.9
22955090          $270,000    358       79.9
22955165          $375,000    359       74.9
22955801          $450,000    358       79.9
22957443          $505,000    359       73.3
22959175          $356,400    358       79.9
22959589          $533,000    359       74.9
22959654          $639,000    358       58.6
22960991          $167,000    359       79.9
22961171          $380,000    358       78.7
22963656          $825,000    358       48.4
22963805          $375,000    359       77.8
22963813          $875,000    359       48.5
22965347          $420,000    359       78.4
22965511          $386,000    359       79.9
22965529          $680,000    359       79.9
22965933          $600,000    359       79.9
22966576          $365,000    359       89.9
22966675          $355,000    358       89.8
22967301          $325,000    358       86.5
22967681          $282,500    359       89.9
22967855          $479,000    358       79.9
22968150          $368,000    359       78.2
22969083          $754,000    359       65.6
22970909          $323,000    359       94.9
22971097          $296,000    358       79.9
22971964          $539,000    359       64.9
22973028          $350,000    358       79.9
22973432          $390,000    359       79.9
22975940          $355,000    358       79.7
22977037          $398,000    359       79.9
22977045          $449,000    359       76.1
22977359          $273,000    358       79.9
22978043          $500,000    358       79.9
22978365          $700,000    359       71.5
22979595          $840,000    359       62.5
22980254          $850,000    358       76.3
22980908          $407,000    359       71.3
22981518        $1,000,000    358       64.9
22982532          $400,000    359       73.8
22982722          $475,000    359       79.9
22983217          $615,000    358       51.9
22983274          $540,000    359       77.0
22984587          $395,000    359       79.9
22984918          $319,000    359       79.9
22985261          $812,000    358       74.9
22985600          $315,000    358       79.9
22985808          $387,500    359       74.9
22987242          $415,000    359       74.6
22987382          $456,000    358       79.9
22987572          $311,000    359       79.9
22989420          $342,000    358       79.9
22989495          $430,000    299       74.3
22989503          $550,000    359       72.2
22989743          $470,000    359       64.4
22989941          $400,000    359       78.9
22989966          $585,000    359       79.9
22990576          $385,000    359       79.9
22991012          $500,000    359       58.2
22991467          $788,000    359       79.9
22991905          $472,000    359       79.9
22992234          $730,000    358       58.7
22992580          $329,000    358       74.9
22992689          $613,000    358       79.1
22992820          $365,000    359       79.7
22992846          $301,000    358       79.7
22992887          $375,000    358       79.9
22993216          $750,000    359       69.9
22994503          $338,500    359       79.9
22994768          $395,000    359       78.7
22995815          $756,000    358       69.3
22997423          $437,950    358       68.4
22997514          $330,000    358       89.8
22997530          $500,000    359       59.2
22997555          $326,000    359       79.9
22997860          $715,000    358       69.8
22997936          $372,000    359       77.9
22998199          $500,000    359       74.9
22998207          $360,000    358       79.9
22998710          $387,000    359       79.9
22998728          $305,000    359       83.5
22998777        $1,545,000    359       56.2
22998975          $725,000    358       52.7
22999296          $395,000    358       79.9
22999767          $270,000    360       80.0
22999866          $666,250    358       59.9
23000136          $225,000    358       79.9
23000797          $335,000    359       79.9
23000870          $400,000    359       79.9
23001472          $326,500    358       79.4
23001951          $346,000    358       79.9
23002116          $510,000    359       78.2
23002124          $385,000    358       89.9
23002397          $380,000    358       79.9
23002702          $770,000    358       60.6
23003064          $349,000    358       79.7
23004542          $525,000    359       77.7
23006372          $600,000    359       48.3
23006570          $475,000    359       70.5
23006596          $710,000    359       46.4
23006984          $950,000    359       61.6
23007057          $477,000    358       79.9
23007370          $905,000    359       51.8
23007495          $340,000    359       88.2
23007966          $355,000    358       79.9
23008048          $345,000    358       79.8
23008170          $380,000    359       77.8
23009087          $400,000    359       70.7
23009111          $795,000    358       79.9
23009152          $520,000    360       74.0
23009277          $329,000    359       75.3
23009491          $395,000    359       89.9
23010663          $395,000    358       79.9
23010846          $347,000    359       79.9
23010952          $365,000    358       78.1
23011463          $515,000    359       71.8
23011596          $518,000    359       79.3
23011646          $335,000    359       86.5
23011653          $406,000    358       67.1
23011935          $425,000    358       79.9
23012297        $1,000,000    359       64.9
23012404          $422,000    359       72.2
23012602          $425,000    359       78.5
23012735        $1,000,000    359       60.0
23012768          $560,000    359       65.6
23012891          $416,000    359       79.9
23012917          $780,000    359       79.9
23013774          $360,000    358       79.9
23014202          $278,000    359       94.9
23014889          $325,000    359       79.9
23016173          $345,000    358       79.6
23016231          $406,000    359       79.9
23016314          $515,000    358       77.5
23017130          $206,000    358       79.8
23017163          $635,000    358       60.7
23017254          $425,000    358       74.7
23018005          $372,000    359       79.9
23018104          $367,000    359       71.6
23018534          $280,000    359       89.9
23018658          $331,000    358       94.8
23019268          $287,000    358       79.9
23019557          $385,000    359       79.9
23019631          $335,000    359       79.9
23020845          $315,000    359       94.9
23021215          $465,000    359       74.9
23021975          $550,000    359       84.9
23022338          $550,000    358       53.0
23022775          $475,000    359       71.5
23023070          $507,000    359       73.8
23023203          $560,000    359       79.9
23023427          $470,000    359       74.4
23024466          $396,000    358       89.9
23024953          $457,500    358       79.9
23025422          $800,000    358       68.6
23025455          $537,000    359       79.9
23026370          $510,000    358       79.9
23026412          $420,000    359       76.4
23026693          $290,000    358       89.9
23026891          $779,000    359       62.5
23027444          $342,000    359       76.5
23027683          $650,000    359       62.3
23027725          $415,000    358       79.9
23027758          $410,000    359       79.9
23027907          $430,000    359       79.9
23028236          $492,000    358       79.9
23028350          $520,000    359       68.0
23028392          $380,000    359       74.9
23028475          $322,000    359       79.9
23028657          $451,000    359       78.2
23028681          $387,000    359       79.2
23029275          $366,000    359       79.8
23029879          $375,000    359       79.9
23029895          $374,900    358       74.9
23030737          $490,000    359       79.7
23031172          $650,000    358       69.5
23031255          $338,000    358       89.9
23031636          $615,000    359       66.9
23032345          $375,000    359       74.6
23032998          $615,000    359       78.9
23033384          $425,000    359       79.9
23033483          $117,000    359       79.9
23034234          $350,000    359       75.7
23034549        $1,200,000    359       54.1
23034671          $800,000    359       72.1
23034846          $370,000    359       79.8
23035041          $550,000    359       63.7
23035066          $350,000    359       79.9
23035363          $463,500    359       70.4
23035736          $590,000    359       79.0
23036049          $525,000    359       79.9
23036122          $347,000    359       79.9
23036221          $405,000    359       79.9
23036379          $780,000    359       42.3
23036833          $900,000    358       44.7
23036866          $315,000    358       84.0
23036932          $460,000    359       65.2
23037153          $360,000    359       74.9
23037492          $375,000    359       78.6
23037518          $350,000    359       79.9
23038359          $285,000    358       94.8
23038680          $280,000    360       95.0
23039050          $155,000    359       79.9
23039175          $647,000    359       79.9
23039373          $275,000    359       89.9
23039548          $765,000    358       57.0
23039845          $650,000    359       75.2
23039985          $425,000    359       62.3
23040082          $695,000    359       49.6
23040124          $310,000    359       89.8
23040132          $450,000    358       68.8
23041015          $410,000    359       79.9
23041841          $530,000    360       75.0
23042633          $130,000    358       79.9
23042690          $590,000    359       79.9
23042740          $380,000    358       79.9
23042906          $525,000    359       65.0
23043136          $434,000    358       79.9
23043151          $485,000    359       63.1
23043243          $370,000    359       89.9
23043342          $345,000    359       71.8
23043599          $460,000    359       70.8
23043953          $269,000    359       94.9
23044258          $332,000    359       79.9
23044449          $497,000    359       79.9
23044613          $377,000    359       79.9
23044902          $330,000    358       79.3
23044928          $395,000    358       79.3
23045099          $346,000    359       79.9
23045214          $360,000    358       74.9
23045933          $450,000    358       79.8
23046378          $290,500    359       89.9
23046733          $432,000    359       79.9
23046832          $425,000    359       79.9
23047517          $565,000    359       70.0
23047541          $530,000    359       70.0
23047731          $550,000    359       63.6
23047814          $312,000    359       89.9
23047863          $550,000    359       79.9
23048242          $341,000    359       79.9
23048580          $326,000    359       79.7
23048713          $393,000    359       87.5
23049174          $975,000    359       63.6
23049232          $925,000    359       76.0
23049406          $625,000    359       61.4
23049794          $950,000    359       68.4
23049836          $397,000    359       74.9
23049877          $420,000    298       69.1
23049943          $384,000    359       79.1
23049968          $329,000    359       79.9
23050701          $411,000    359       79.9
23051220          $335,000    359       79.9
23051402          $560,000    359       79.9
23051444          $435,000    359       60.4
23051915          $430,000    359       79.9
23053440          $355,000    359       79.9
23053564          $373,000    359       79.9
23053572          $328,000    359       79.9
23054703          $520,000    359       77.8
23055874          $355,000    359       89.8
23055924          $335,000    359       79.9
23056641          $345,000    359       79.9
23056898          $308,000    359       89.9
23057037          $375,000    359       77.0
23057714          $226,500    359       79.9
23058415          $405,000    359       79.9
23058878          $465,000    359       73.0
23058985          $335,000    358       94.9
23059017          $545,000    358       61.5
23059231          $348,000    359       74.2
23059819          $440,000    359       74.9
23060163          $482,000    359       70.5
23060221          $535,000    359       79.9
23061591        $1,025,000    360       34.1
23061674          $387,000    360       78.9
23061815          $435,000    359       60.9
23062771          $446,000    359       79.9
23062847          $325,000    359       89.9
23064090          $425,000    359       76.9
23066319          $405,000    359       69.5
23066822          $311,000    359       79.9
23069107          $385,000    359       79.9
23069495          $585,000    359       79.9
23069537          $265,000    359       79.9
23070014          $670,000    359       79.9
23070139          $634,000    359       79.9
23070899          $375,000    359       69.7
23071475          $540,000    359       79.9
23071962          $450,000    359       74.9
23072812          $296,000    359       89.8
23074354          $465,000    359       79.9
23074800          $450,000    359       79.9
23075534          $410,000    359       74.3
23076185          $360,000    359       79.1
23078959          $365,000    359       79.5
23079718          $375,000    359       74.6
23080062          $358,000    359       79.9
23080732          $415,000    358       61.8
23080872          $398,000    359       68.9
23081060          $332,000    359       89.9
23081524          $425,000    359       69.9
23082803          $853,000    359       74.6
23082910          $411,500    359       79.9
23083447          $415,000    359       89.9
23084650          $431,000    359       79.9
23085178          $340,000    358       79.9
23085236          $320,000    358       79.9
23085871          $368,000    359       89.9
23086747        $1,300,000    359       69.9
23088297          $376,000    359       79.9
23088651          $425,000    359       79.4
23088826          $478,000    359       69.9
23088891          $770,000    359       74.9
23089238          $315,000    359       89.9
23089568          $370,000    359       73.8
23090392          $465,000    359       74.9
23090822          $305,000    359       94.9
23092463          $375,000    359       79.9
23093974          $775,000    359       79.9
23093990          $410,000    359       89.9
23094600          $500,000    359       79.5
23096316          $335,000    359       79.9
23097504          $355,000    359       84.4
23097785          $301,000    359       89.8
23097975          $280,000    359       89.9
23098577          $426,000    359       89.4
23098635          $375,000    359       79.9
23102007          $288,000    359       79.9
23103914          $589,000    359       79.9
23105257          $480,000    359       63.9
23105992          $350,000    359       79.9
23107444          $398,000    359       79.9
23109390          $290,000    359       94.8
23111263          $362,000    359       79.9
23112519          $335,000    359       79.9
23117658          $390,000    359       87.0
23118946          $945,000    358       52.8
23119225          $585,000    358       79.9
23119357          $475,000    358       78.8
23119506          $361,300    359       79.3
23120512          $359,000    359       79.9
23121783          $525,000    359       61.9
23128374          $330,000    359       89.9
23128788          $385,000    359       72.7
23133044          $630,000    359       74.9
23136500          $330,000    359       79.9
23139389          $307,000    359       79.9
23139538          $340,000    359       79.9
23141138          $450,000    359       79.9
23144819          $315,000    360       80.0
23163033          $465,000    359       79.9
23163959          $350,000    358       79.9
23164379          $312,000    358       79.9
23164411          $375,000    358       79.9
23164510          $311,000    358       89.8
27011154          $320,000    359       89.9
27154731          $309,000    360       90.0
27560788          $560,600    359       79.9
27583822          $360,000    359       79.9
27622547          $280,000    359       94.7
27689033          $400,000    359       79.9
27701853          $275,000    359       94.9
27718717          $763,000    356       67.0
27800184          $400,000    359       89.9
27800424          $650,000    359       79.9
27802222          $532,500    356       57.0
27826924          $420,000    359       79.9
27847581          $446,900    359       79.9
27912914          $565,000    359       79.9
27923721          $163,000    359       79.9
27930163          $365,000    359       79.4
27936996        $1,275,000    359       69.9
27940931          $360,000    359       88.5
27947886          $710,000    359       79.8
27956903          $387,500    359       69.7
27956952          $326,000    359       79.9
27972884          $355,000    359       79.9
27974278          $498,000    359       79.9
27984079          $275,000    359       89.9
27984632          $355,000    359       72.2
27985761          $739,500    359       50.2
27987221          $350,000    359       79.9
27987569          $445,000    359       79.9
27990373          $400,000    359       79.9
27992627          $475,000    359       79.9
28004992          $495,000    359       79.9
28009413          $700,000    359       66.6
28034676          $575,000    359       58.1
28036069          $570,000    359       79.9
28037083          $750,000    359       47.8
28037216          $385,000    359       79.9
28038594          $637,000    359       79.9
28039543          $460,000    359       79.9
28040269          $262,000    359       94.9
28048999          $502,000    359       60.0
28052330          $428,000    359       84.9
28054849          $328,000    359       79.9
28057479          $500,000    359       76.0
28059640          $328,000    359       79.9
28060119          $410,000    359       79.9
28060259          $800,000    359       79.9
28061075          $450,000    359       79.9
28061562          $310,000    359       79.9
28064210          $385,000    359       74.9
28066462          $372,000    359       79.9
28076966          $404,000    359       79.9
28078228          $332,000    359       89.9
28087484          $430,000    359       67.0
28090793        $1,265,000    359       23.7
28094282          $645,000    359       72.0
28094506          $460,000    359       76.5
28098135          $398,000    359       79.3
28100568          $375,000    359       89.9
28110732          $750,000    359       79.9
28111813          $350,000    359       79.9
28119956          $405,000    359       79.9
28124873          $415,000    359       66.4
28125060          $682,000    359       74.1
28128106          $500,000    359       62.7
28129328          $393,500    359       79.9
28129435          $355,000    359       79.9
28129518          $765,000    359       54.2
28129682          $960,000    359       67.7
28129773          $420,000    359       79.9
28130136          $364,000    359       89.9
28132728          $580,000    359       79.8
28133825          $525,000    359       67.1
28134286          $669,000    359       53.0
28134567          $470,000    359       69.9
28136067          $360,000    359       79.9
28136133          $568,300    359       61.5
28136596          $315,000    359       79.9
28137339          $525,000    359       52.5
28137487          $760,000    359       38.8
28138840          $420,000    359       79.9
28138931          $605,000    359       57.0
28139087          $550,000    359       70.9
28139368        $1,200,000    359       39.4
28139723          $605,000    359       79.3
28140507          $530,000    359       79.9
28140614          $425,000    359       79.9
28140655          $454,000    359       78.1
28140895          $514,356    359       79.9
28141109          $570,000    359       68.3
28141158          $383,000    359       79.9
28141182          $420,000    359       73.2
28141208          $480,000    359       63.1
28142529          $325,000    359       79.9
28142719          $780,000    359       53.6
28143477          $387,500    359       79.9
28143774          $545,000    359       55.0
28143782          $730,000    359       65.7
28144376        $1,250,000    359       72.9
28144475          $697,000    359       68.1
28144483          $850,000    359       70.5
28144723          $385,000    359       67.5
28146520          $525,000    359       74.9
28147635          $690,000    359       52.7
28147643          $541,000    359       69.9
28148864          $399,000    359       79.9
28149177          $580,000    359       79.9
28151553          $735,000    359       69.9
28151652          $330,000    359       79.9
28152536          $585,000    359       70.9
28153047          $450,000    359       59.3
28153161          $525,000    359       79.9
28153526          $900,000    359       55.5
28155075          $470,000    359       71.2
28155109          $360,000    359       79.9
28155935          $340,000    359       79.9
28157022          $409,000    359       79.9
28157774          $450,000    359       79.9
28159044          $845,000    359       31.3
28159234          $735,000    359       69.5
28160646          $495,000    359       74.2
28161073          $465,000    359       64.5
28163186          $645,000    359       79.9
28163939          $326,000    360       80.0
28164465          $316,000    359       89.7
28165314          $341,000    359       89.9
28166569          $605,000    359       58.6
28167021          $538,000    359       71.1
28171155          $485,000    359       73.4
28171254          $435,000    359       79.9
28171718          $639,000    359       52.2
28172153          $410,000    359       65.1
28172328          $276,000    360       90.0
28172344          $570,000    359       69.9
28173441          $450,000    359       79.9
28173565          $550,000    359       61.4
28174571        $1,365,000    359       33.3
28174746        $1,035,000    359       62.8
28176519          $880,000    359       44.7
28177657          $605,000    359       74.3
28178036          $405,000    359       69.7
28178523          $333,000    359       78.0
28178853          $500,000    359       73.1
28179190          $345,000    359       75.2
28180958          $550,000    359       51.2
28181022          $445,000    359       78.9
28181030          $394,000    359       79.9
28181055          $895,000    359       69.2
28181089          $810,000    359       66.1
28181212          $340,000    359       79.3
28181469          $495,000    359       79.9
28181584          $460,000    359       69.5
28183143        $1,545,000    359       38.0
28183812          $285,000    359       87.6
28183960          $369,000    359       79.9
28185635          $375,000    359       69.3
28185692          $403,000    359       77.9
28186468          $930,000    359       53.7
28186484          $320,000    359       79.9
28186641          $455,000    359       65.8
28186732          $377,000    359       79.9
28187581          $283,000    359       94.9
28187995          $630,000    359       69.8
28188324        $1,900,000    359       32.7
28188720          $500,000    359       74.9
28188746          $578,000    359       68.2
28188795          $387,000    359       69.9
28188928          $540,000    359       61.4
28189025          $735,000    359       62.5
28189132          $498,000    359       59.8
28191088          $353,000    359       74.9
28191211          $360,000    359       79.9
28191377          $440,000    359       79.9
28191823          $552,000    359       79.9
28192235          $365,000    359       79.8
28192722          $385,000    359       77.9
28193472          $310,000    359       79.9
28193829          $380,000    359       79.9
28194660          $802,000    359       47.6
28195006        $1,125,000    359       57.4
28197002          $460,000    359       77.4
28197366          $475,000    359       67.8
28197895          $900,000    359       69.9
28198273          $600,000    359       79.9
28198828          $665,000    359       79.9
28199594          $545,000    359       62.8
28200491          $440,000    359       61.9
28200913          $525,000    359       74.9
28201523          $335,000    359       75.7
28201796          $520,000    359       68.3
28202828          $788,000    359       68.7
28203214          $446,000    359       67.7
28203248          $808,000    359       58.3
28203560          $500,000    359       79.9
28204758          $430,000    359       79.2
28205110          $460,000    359       72.5
28205441          $449,000    359       71.2
28205920          $625,000    359       79.6
28207603          $600,000    359       44.7
28208841          $380,000    359       69.9
28208999          $470,000    359       63.3
28209344          $640,000    359       79.9
28209484          $919,000    359       67.3
28209567          $390,000    359       76.9
28209716          $585,000    360       80.0
28209781          $380,000    359       79.9
28209872          $420,000    359       74.9
28211555          $600,000    359       55.0
28212181          $362,000    359       69.2
28212702          $370,000    359       74.9
28212744          $408,700    359       79.9
28212819          $570,000    359       64.2
28212843          $319,000    360       80.0
28213015        $2,100,000    359       44.8
28213064          $620,000    359       68.3
28214872          $520,000    359       62.5
28215226          $470,000    359       79.9
28215341          $730,000    359       54.9
28215671          $550,000    359       68.1
28215721          $400,000    359       79.9
28215937          $618,800    359       56.5
28216646          $380,000    359       79.9
28217040          $410,000    359       62.6
28217826        $2,500,000    359       20.8
28217859          $602,500    359       50.6
28218568          $460,000    359       71.7
28218865          $495,000    359       69.8
28218998          $425,000    359       79.9
28219707          $670,000    359       67.9
28219731          $925,000    359       69.9
28219780          $659,200    359       69.9
28219814          $400,000    359       68.7
28219848          $450,000    360       80.0
28221349          $375,000    359       76.6
28222032          $368,000    359       73.3
28222511          $390,000    359       74.9
28223063          $589,000    359       74.9
28224236          $425,000    359       76.6
28224749          $397,000    359       76.1
28225118          $850,000    359       69.6
28225985          $491,000    359       69.9
28226074          $525,000    359       68.4
28226165          $750,000    359       53.3
28226264          $515,000    359       63.3
28226280          $430,000    359       68.5
28226306          $715,000    359       44.3
28229649          $675,000    359       79.9
28230324          $860,000    359       74.9
28231884          $640,000    359       58.0
28232007          $795,000    359       66.0
28233997          $333,000    360       80.0
28234508          $755,000    359       63.3
28235216          $700,000    360       52.1
28235448          $808,000    359       79.3
28235539          $744,000    359       67.3
28237717          $848,000    359       60.6
28238459          $600,000    359       79.9
28239077        $1,450,000    359       55.1
28244309          $493,500    359       79.9
28247229          $690,000    359       63.5
28248730          $378,000    359       74.9
28249746          $307,000    359       89.9
28251957          $468,500    359       59.7
28251981          $380,000    359       79.9
28254720          $430,000    359       79.9
28255032          $346,381    360       76.0
28256634          $345,000    359       79.9
28262970          $340,000    359       94.9
28277549          $325,000    360       80.0
28302230          $220,000    359       79.9
28303709          $450,000    359       79.9
23081714          $185,000    359       79.9
22616841          $505,000    323       77.6
22620371          $490,000    345       64.9
22865984        $3,530,000    357       79.8
22906572          $382,000    357       79.8
22950901          $513,000    357       73.3
22965313          $340,000    358       79.9
22989016          $385,000    358       89.9
22995856          $340,000    359       75.5
23010002          $265,000    358       79.9
23024862          $235,000    358       79.9
23032535          $114,500    359       79.9
23059397          $420,000    359       74.9
22932537          $600,000    359       73.3
23002298          $217,000    359       79.9
23020217          $435,000    359       74.9
23020415          $595,000    360       80.0
23029952          $565,000    360       79.6
23048036          $370,000    359       79.9


Total Loans                            732.00
Sched UPB                      255,201,518.51
WAC                                     7.16
WAM                                    358.45
WOLTV                                   74.00


                                                             EXHIBIT D-3

                                                     BANA MORTGAGE LOAN SCHEDULE




LOAN#          CITY                ST      ZIP          OCC          PROP     TERM      OLTV         INT RATE         FPAYDT
-----          ----                --      ---          ---          ----     ----      ----         --------         ------
6074012748     SAN FRANCIS         CA      94116       Primary       SFR       360      74.4         7.250           7/1/1999
6101837687     TEMECULA            CA      92592       Primary       SFR       360      80.0         7.250           7/1/1999
6116705994     REDWOOD CIT         CA      94062       Primary       SFR       360      44.7         7.000           8/1/1999
6136679211     PHOENIX             AZ      85020       Primary       SFR       360      80.0         7.125           7/1/1999
6138171266     SANTA CRUZ          CA      95062       Primary       SFR       360      78.6         7.000           7/1/1999
6141720059     LOS ANGELES         CA      90024       Primary       SFR       360      71.5         7.375           7/1/1999
6154413154     SAN JOSE            CA      95118       Primary       SFR       360      80.0         7.125           7/1/1999
6165660066     SO SAN FRAN         CA      94080       Primary       SFR       360      73.0         7.500           8/1/1999
6169515092     SAN FRANCIS         CA      94114       Primary       SFR       360      72.2         7.125           8/1/1999
6175299962     CORONADO            CA      92118       Primary       SFR       360      80.0         6.750           7/1/1999
6175567517     PALOS VERDE         CA      90274       Primary       SFR       360      54.5         7.375           8/1/1999
6177545768     FREMONT             CA      94536       Primary       SFR       360      80.0         7.125           7/1/1999
6182559069     DOUGLASTON          NY      11362       Primary       SFR       360      80.0         7.500           7/1/1999
6185637045     LIVERMORE           CA      94550       Primary       SFR       360      80.0         7.000           7/1/1999
6202525710     SANTA CLARI         CA      91354       Primary       PUD       360      80.0         7.250           7/1/1999
6212273244     SAN JOSE            CA      95138       Primary       PUD       360      43.8         7.250           7/1/1999
6227892798     BERKELEY            CA      94707       Primary       SFR       360      80.0         7.500           7/1/1999
6229274391     SAUGUS AREA         CA      91350       Primary       SFR       360      80.0         7.375           7/1/1999
6236811615     EDGARTOWN           MA       2539       Investor      SFR       360      75.0         7.750           7/1/1999
6257819943     DANBURY             CT       6810       Primary       SFR       360      95.0         8.250           8/1/1999
6259083498     CARSON CITY         NV      89703       Primary       PUD       360      80.0         7.000           8/1/1999
6259228028     SAN FRANCIS         CA      94112       Primary       SFR       360      80.0         7.250           8/1/1999
6266813382     BERKELEY            CA      94708       Primary       SFR       360      62.4         6.875           7/1/1999
6279277229     MURRIETA            CA      92562       Primary       PUD       360      67.6         7.250           8/1/1999
6279403353     LA(SHERMAN          CA      91423       Primary       SFR       360      80.0         7.375           7/1/1999
6286394199     CARLSBAD            CA      92009       Primary       PUD       360      80.0         7.250           7/1/1999
6297319391     MILLBRAE            CA      94030       Primary       SFR       360      57.2         7.000           8/1/1999
6300664189     YORBA LINDA         CA      92886       Primary       SFR       360      80.0         7.625           7/1/1999
6301248065     PACIFIC GRO         CA      93950       Secondary     SFR       360      65.5         7.000           7/1/1999
6305066901     SAN RAMON           CA      94583       Primary       PUD       360      80.0         7.125           7/1/1999
6306541720     ENCINITAS           CA      92024       Primary       Condo     360      78.3         7.125           7/1/1999
6313140011     LOS ANGELES         CA      91304       Primary       PUD       360      61.8         7.250           7/1/1999
6316974283     MALIBU AREA         CA      90265       Primary       SFR       360      80.0         7.250           7/1/1999
6327734593     THOUSAND OA         CA      91362       Primary       SFR       360      44.1         7.500           7/1/1999
6334259915     SAN FRANCIS         CA      94122       Primary       SFR       360      79.0         7.250           7/1/1999
6356620465     SEATTLE             WA      98105       Primary       SFR       360      90.0         7.250           7/1/1999
6383129589     SAN JOSE            CA      95125       Primary       PUD       360      78.5         7.250           7/1/1999
6390630306     ATLANTIC BE         NY      11509       Primary       SFR       360      90.0         7.250           7/1/1999
6394775578     PALO ALTO           CA      94301       Investor      SFR       360      62.1         7.500           7/1/1999
6395906669     ANTIOCH             CA      94509       Primary       SFR       360      95.0         7.250           7/1/1999
6404066778     BELLEVUE            WA      98005       Primary       SFR       360      73.0         7.750           7/1/1999
6405442358     FREMONT             CA      94539       Primary       SFR       360      72.7         7.375           7/1/1999
6410315755     SAN RAFAEL          CA      94901       Primary       SFR       360      72.2         7.000           7/1/1999
6424374277     KENWOOD             CA      95452       Secondary     SFR       360      60.4         7.250           8/1/1999
6436317348     ROWLAND HEI         CA      91748       Primary       SFR       360      67.5         7.625           7/1/1999
6437865493     SAN CARLOS          CA      94070       Primary       PUD       360      56.4         7.250           8/1/1999
6442518889     HOUSTON             TX      77005       Primary       SFR       360      80.0         7.125           7/1/1999
6447594349     GAINESVILLE         VA      20155       Primary       PUD       360      90.0         7.375           7/1/1999
6456109153     HERMOSA BEA         CA      90254       Primary       SFR       360      80.0         7.250           7/1/1999
6481170915     SAN CARLOS          CA      94070       Primary       SFR       360      80.0         7.375           8/1/1999
6481703269     OAKLAND             CA      94618       Primary       PUD       360      71.4         7.250           7/1/1999
6485564022     LAGUNA BEAC         CA      92651       Primary       SFR       360      44.5         7.250           7/1/1999
6487304716     REDMOND             WA      98053       Primary       PUD       360      80.0         7.125           7/1/1999
6498436671     CHARLOTTE           NC      28207       Primary       SFR       360      42.8         7.125           7/1/1999
6504123669     DIAMOND BAR         CA      91765       Primary       SFR       360      90.0         7.250           7/1/1999
6533038268     NEWPORT BEA         CA      92662       Primary       SFR       360      65.0         7.250           7/1/1999
6542336596     MORAGA              CA      94556       Investor      PUD       360      48.5         7.625           7/1/1999
6555374393     SANTA CRUZ          CA      95060       Primary       SFR       360      80.0         7.500           7/1/1999
6566472970     ANDOVER             MA       1810       Primary       SFR       360      80.0         7.250           7/1/1999
6570849684     YORBA LINDA         CA      92886       Primary       SFR       360      72.4         7.625           7/1/1999
6571071171     REDONDO BEA         CA      90278       Primary       Condo     360      80.0         7.125           7/1/1999
6572730023     LA PALMA            CA      90623       Primary       SFR       360      90.0         7.125           7/1/1999
6580722798     SANTA ANA           CA      92705       Primary       SFR       360      79.2         7.000           7/1/1999
6599925101     SPRING CITY         PA      19475       Primary       SFR       360      95.0         7.375           7/1/1999
6608596968     CARLSBAD            CA      92009       Primary       PUD       360      64.6         7.500           7/1/1999
6626146721     SAN CLEMENT         CA      92672       Primary       SFR       360      80.0         7.250           7/1/1999
6636370402     SANTA CLARI         CA      91321       Primary       PUD       360      80.0         7.000           7/1/1999
6637960078     SANTA CLARA         CA      95051       Primary       SFR       360      90.0         7.375           7/1/1999
6659459017     ARLINGTON           TX      76017       Primary       SFR       360      92.2         7.125           7/1/1999
6671539465     MENLO PARK          CA      94025       Primary       SFR       360      59.9         7.500           7/1/1999
6675092875     TRUCKEE             CA      96161       Primary       PUD       360      80.0         7.000           7/1/1999
6681321037     NEWPORT BEA         CA      92663       Secondary     PUD       360      80.0         7.125           7/1/1999
6686391761     BELMONT             CA      94002       Primary       SFR       360      65.9         7.625           8/1/1999
6688166039     NOVATO              CA      94947       Primary       SFR       360      80.0         7.000           7/1/1999
6690927469     L.A.(WOODLA         CA      91364       Primary       SFR       360      80.0         7.375           7/1/1999
6695327046     PIEDMONT            CA      94611       Primary       SFR       360      80.0         7.125           7/1/1999
6698594816     CLAYTON ARE         CA      94517       Primary       PUD       360      71.1         7.250           7/1/1999
6702616761     LAGUNA BEAC         CA      92651       Primary       Condo     360      80.0         7.375           7/1/1999
6703910841     LOS ALTOS           CA      94022       Primary       SFR       360      80.0         7.250           7/1/1999
6706665814     MONTEREY            CA      93940       Primary       SFR       360      71.0         7.500           7/1/1999
6708811358     LA CANADA F         CA      91011       Primary       SFR       360      69.3         7.125           7/1/1999
6719453349     COSTA MESA          CA      92626       Primary       SFR       360      89.9         7.125           7/1/1999
6721725734     SANTA BARBA         CA      93108       Primary       SFR       360      47.4         7.250           7/1/1999
6731726862     TOWSON              MD      21204       Primary       SFR       360      80.0         6.875           7/1/1999
6737859121     SAN DIEGO           CA      92103       Primary       SFR       360      77.0         7.000           7/1/1999
6744289122     SANTA CLARI         CA      91350       Primary       PUD       360      80.0         7.125           7/1/1999
6753541751     ORANGE              CA      92867       Primary       SFR       360      90.0         7.375           7/1/1999
6766769845     EL DORADO H         CA      95762       Primary       PUD       360      90.0         7.500           7/1/1999
6767358226     PLEASANTON          CA      94566       Primary       SFR       360      80.0         7.250           7/1/1999
6768056621     LOS ALTROS          CA      94024       Primary       SFR       360      54.2         7.375           7/1/1999
6784455583     BAINBRIDGE          WA      98110       Primary       SFR       360      80.0         7.125           7/1/1999
6789555213     MONTEREY            CA      93940       Primary       SFR       360      80.0         7.250           7/1/1999
6792132919     SAN FRANCIS         CA      94115       Primary       Condo     360      75.0         7.125           7/1/1999
6794147469     SCOTTSDALE          AZ      85262       Secondary     Condo     360      80.0         7.250           7/1/1999
6794621620     MORAGA              CA      94556       Primary       SFR       360      68.4         7.625           7/1/1999
6809672105     ALBANY              CA      94706       Primary       SFR       360      80.0         7.000           7/1/1999
6819497899     SAN DIEGO           CA      92128       Primary       PUD       360      80.0         7.125           7/1/1999
6821540595     SAN MATEO           CA      94403       Primary       SFR       360      68.1         7.000           8/1/1999
6828283900     SAN JOSE            CA      95125       Primary       SFR       360      75.0         7.625           8/1/1999
6842973254     TORRANCE            CA      90505       Primary       SFR       360      78.3         7.125           7/1/1999
6853223235     BUELLTON            CA      93427       Primary       SFR       360      59.4         7.000           7/1/1999
6855376304     SANTA BARBA         CA      93109       Primary       SFR       360      61.7         7.250           7/1/1999
6857320367     SAN FRANCIS         CA      94127       Secondary     SFR       360      64.0         7.250           7/1/1999
6858320481     GRANITE BAY         CA      95746       Primary       SFR       360      80.0         6.625           7/1/1999
6859647023     MENLO PARK          CA      94025       Primary       SFR       360      80.0         6.875           7/1/1999
6887644943     SANTA CLARA         CA      95050       Primary       SFR       360      80.0         7.250           8/1/1999
6888273205     BRIGHTON            MA       2135       Primary       SFR       360      80.0         7.875           7/1/1999
6889216187     ARCADIA             CA      91006       Primary       SFR       360      80.0         7.500           7/1/1999
6890130948     SAN JOSE            CA      95138       Primary       Condo     360      80.0         7.250           7/1/1999
6890700583     WALNUT CREE         CA      94598       Primary       SFR       360      62.2         7.000           7/1/1999
6893357688     PACIFIC GRO         CA      93950       Primary       SFR       360      77.7         7.250           7/1/1999
6899585290     LOS ANGELES         CA      90068       Primary       SFR       360      80.0         6.875           7/1/1999
6903177175     SAN FRANCIS         CA      94131       Primary       Condo     360      80.0         7.250           7/1/1999
6910469722     SANTA CRUZ          CA      95060       Primary       SFR       360      80.0         7.125           7/1/1999
6916666800     RANCHO MIRA         CA      92270       Secondary     PUD       360      79.2         7.125           7/1/1999
6918902765     ALAMEDA             CA      94501       Primary       SFR       360      61.5         7.125           7/1/1999
6920840193     MENLO PARK          CA      94025       Primary       PUD       360      63.9         7.250           7/1/1999
6923775123     OAKLAND             CA      94605       Primary       SFR       360      69.5         7.250           7/1/1999
6926500221     MANHATTAN B         CA      90266       Primary       SFR       360      80.0         7.875           8/1/1999
6927609856     OXNARD              CA      93030       Primary       PUD       360      90.0         7.000           7/1/1999
6936074167     SANTA CLARI         CA      91350       Primary       SFR       360      80.0         7.250           7/1/1999
6953909659     FREMONT             CA      94539       Primary       SFR       360      80.0         7.125           7/1/1999
6955545337     RANCHO SANT         CA      92067       Primary       PUD       360      46.9         6.875           7/1/1999
6959008134     LA CANADA F         CA      91011       Primary       SFR       360      70.0         6.875           7/1/1999
6963068249     SAN FRANCIS         CA      94110       Primary       SFR       360      68.3         7.250           7/1/1999
6963419418     SAN FRANCIS         CA      94114       Primary       SFR       360      62.4         7.250           8/1/1999
6966373521     SAN DIEGO           CA      92109       Primary       Condo     360      69.0         7.250           8/1/1999
6970080070     LOS GATOS           CA      95032       Primary       SFR       360      73.3         7.375           7/1/1999
6971152191     WALLINGFORD         PA      19086       Primary       SFR       360      80.0         7.125           8/1/1999
6998329939     GLENDALE            AZ      85310       Primary       PUD       360      80.0         7.250           7/1/1999
6007001453     ENCINITAS (         CA      92007       Primary       Condo     360      64.3         7.375           7/1/1999
6009191039     SAN FRANCIS         CA      94107       Primary       Condo     360      84.7         7.750           7/1/1999
6010307590     CARMEL VALL         CA      93924       Primary       SFR       360      80.0         7.000           8/1/1999
6018042710     LOS ANGELES         CA      90046       Primary       SFR       360      64.9         7.000           7/1/1999
6022995077     SANTA CRUZ          CA      95060       Primary       SFR       360      80.0         7.000           7/1/1999
6027554770     MENLO PARK          CA      94025       Primary       SFR       360      80.0         7.500           8/1/1999
6036005103     SAN FRANCIS         CA      94114       Primary       SFR       360      74.8         7.250           7/1/1999
6050527867     AUSTIN              TX      78730       Primary       PUD       360      80.0         7.250           7/1/1999
6056354399     SAN FRANCIS         CA      94131       Primary       Condo     360      66.6         7.250           7/1/1999
6061373301     WHITTIER            CA      90601       Primary       SFR       360      80.0         7.250           7/1/1999
6066254035     LAGUNA BEAC         CA      92651       Primary       SFR       360      64.9         7.125           7/1/1999
6067262383     RANCHO PALO         CA      90275       Primary       SFR       360      80.0         7.250           7/1/1999
6072608604     PLEASANT HI         CA      94506       Primary       SFR       360      80.0         6.875           7/1/1999



(continued)

LOAN#              MATDT      PANDI             PTDATE        ORIG BAL         ACT BALANCE     SCHED BALANCE    PURP          DOC
-----              -----      -----             ------        --------         -----------     -------------    ----          ---
6074012748        6/1/2029     1978.32         7/1/1999        290000         290000.00        289773.76        PURCH         FULL
6101837687        6/1/2029     2041.08         7/1/1999        299200         299200.00        298966.59        PURCH         FULL
6116705994        7/1/2029     2528.15         7/1/1999        380000         380000.00        380000.00        R/T REFI      RAPD
6136679211        6/1/2029     3772.83         7/1/1999        560000         559552.17        559552.17        PURCH         FULL
6138171266        6/1/2029     1788.34         7/1/1999        268800         268800.00        268579.66        R/T REFI      FULL
6141720059        6/1/2029     3108.04         7/1/1999        450000         450000.00        449657.59        PURCH         FULL
6154413154        6/1/2029     1913.37         7/1/1999        284000         284000.00        283772.88        PURCH         FULL
6165660066        7/1/2029     2552.14         7/1/1999        365000         365000.00        365000.00        C/O REFI      FULL
6169515092        7/1/2029     4379.18         7/1/1999        650000         650000.00        650000.00        PURCH         FULL
6175299962        6/1/2029        3243         7/1/1999        500000         500000.00        499569.50        PURCH         FULL
6175567517        7/1/2029     2072.03         7/1/1999        300000         300000.00        300000.00        PURCH         FULL
6177545768        6/1/2029     3029.72         7/1/1999        449700         449700.00        449340.37        PURCH         FULL
6182559069        6/1/2029     1789.99         7/1/1999        256000         256000.00        255810.01        PURCH         FULL
6185637045        6/1/2029     2687.83         7/1/1999        404000         403668.84        403668.84        PURCH         FULL
6202525710        6/1/2029     2401.27         7/1/1999        352000         352000.00        351725.40        PURCH         FULL
6212273244        6/1/2029     2046.53         7/1/1999        300000         299765.97        299765.97        PURCH         FULL
6227892798        6/1/2029     4200.89         7/1/1999        600800         600354.11        600354.11        PURCH         FULL
6229274391        6/1/2029     2272.33         7/1/1999        329000         329000.00        328749.65        PURCH         FULL
6236811615        6/1/2029     2374.91         7/1/1999        331500         331500.00        331266.03        PURCH         FULL
6257819943        7/1/2029     2194.64         7/1/1999        292125         292125.00        292125.00        PURCH         FULL
6259083498        7/1/2029     1884.14         7/1/1999        283200         283200.00        283200.00        PURCH         FULL
6259228028        7/1/2029      1910.1         7/1/1999        280000         280000.00        280000.00        PURCH         FULL
6266813382        6/1/2029     2726.26         7/1/1999        415000         415000.00        414651.34        PURCH         FULL
6279277229        7/1/2029     2305.76         7/1/1999        338000         338000.00        338000.00        R/T REFI      FULL
6279403353        6/1/2029     2099.66         7/1/1999        304000         304000.00        303768.67        PURCH         FULL
6286394199        6/1/2029     2722.23         7/1/1999        399050         399050.00        398738.70        PURCH         FULL
6297319391        7/1/2029     1712.49         7/1/1999        257400         257400.00        257400.00        R/T REFI      FULL
6300664189        6/1/2029     2344.22         7/1/1999        331200         331200.00        330960.28        PURCH         FULL
6301248065        6/1/2029     1995.91         7/1/1999        300000         300000.00        299754.09        PURCH         FULL
6305066901        6/1/2029     2956.96         7/1/1999        438900         438549.01        438549.01        PURCH         FULL
6306541720        6/1/2029     2694.88         7/1/1999        400000         400000.00        399680.12        PURCH         FULL
6313140011        6/1/2029     2401.27         7/1/1999        352000         352000.00        351725.40        R/T REFI      FULL
6316974283        6/1/2029     3492.75         7/1/1999        512000         512000.00        511600.58        PURCH         FULL
6327734593        6/1/2029     2097.65         7/1/1999        300000         300000.00        299777.35        PURCH         FULL
6334259915        6/1/2029     2182.97         7/1/1999        320000         319750.36        319750.36        PURCH         FULL
6356620465        6/1/2029     2486.54         7/1/1999        364500         364500.00        364215.65        PURCH         FULL
6383129589        6/1/2029     2489.95         7/1/1999        365000         364715.26        364715.26        PURCH         FULL
6390630306        6/1/2029     2191.84         7/1/1999        321300         321300.00        321049.35        R/T REFI      FULL
6394775578        6/1/2029     2517.18         7/1/1999        360000         360000.00        359732.82        PURCH         FULL
6395906669        6/1/2029     1927.15         7/1/1999        282500         282500.00        282279.62        PURCH         FULL
6404066778        6/1/2029     2185.06         7/1/1999        305000         305000.00        304784.73        C/O REFI      FULL
6405442358        6/1/2029      1933.9         7/1/1999        280000         280000.00        279786.93        C/O REFI      FULL
6410315755        6/1/2029     2162.24         7/1/1999        325000         324733.59        324733.59        R/T REFI      FULL
6424374277        7/1/2029     3028.87         7/1/1999        444000         444000.00        444000.00        R/T REFI      FULL
6436317348        6/1/2029     1911.05         7/1/1999        270000         270000.00        269804.58        R/T REFI      FULL
6437865493        7/1/2029     2271.65         7/1/1999        333000         333000.00        333000.00        R/T REFI      FULL
6442518889        6/1/2029     1934.92         7/1/1999        287200         287200.00        286970.33        PURCH         FULL
6447594349        6/1/2029     1747.41         7/1/1999        253000         253000.00        252807.49        PURCH         FULL
6456109153        6/1/2029     4093.06         7/1/1999        600000         599531.94        599531.94        PURCH         FULL
6481170915        7/1/2029     2845.59         7/1/1999        412000         412000.00        412000.00        PURCH         FULL
6481703269        6/1/2029     2558.17         7/1/1999        375000         375000.00        374707.46        PURCH         FULL
6485564022        6/1/2029     2762.82         7/1/1999        405000         405000.00        404684.06        PURCH         FULL
6487304716        6/1/2029     1993.54         7/1/1999        295900         295900.00        295663.37        PURCH         FULL
6498436671        6/1/2029     2694.88         7/1/1999        400000         400000.00        399680.12        PURCH         FULL
6504123669        6/1/2029      1798.9         7/1/1999        263700         263700.00        263494.29        PURCH         FULL
6533038268        6/1/2029     4434.15         7/1/1999        650000         649492.93        649492.93        PURCH         FULL
6542336596        6/1/2029     2831.18         7/1/1999        400000         400000.00        399710.49        PURCH         FULL
6555374393        6/1/2029     2041.71         7/1/1999        292000         292000.00        291783.29        PURCH         FULL
6566472970        6/1/2029     1800.95         7/1/1999        264000         263794.05        263794.05        PURCH         FULL
6570849684        6/1/2029     2689.62         7/1/1999        380000         380000.00        379724.96        C/O REFI      FULL
6571071171        6/1/2029     2101.47         7/1/1999        311920         311920.00        311670.56        PURCH         FULL
6572730023        6/1/2029     1788.73         7/1/1999        265500         265500.00        265287.68        PURCH         FULL
6580722798        6/1/2029     2528.15         7/1/1999        380000         380000.00        379688.52        PURCH         FULL
6599925101        6/1/2029     2158.71         7/1/1999        312550         312312.17        312312.17        PURCH         FULL
6608596968        6/1/2029     2237.49         7/1/1999        320000         320000.00        319762.51        C/O REFI      FULL
6626146721        6/1/2029     1828.24         7/1/1999        268000         268000.00        267790.93        PURCH         FULL
6636370402        6/1/2029      2195.5         7/1/1999        330000         330000.00        329729.50        PURCH         FULL
6637960078        6/1/2029     2050.96         7/1/1999        296950         296950.00        296724.05        PURCH         FULL
6659459017        6/1/2029      1684.3         7/1/1999        250000         250000.00        249800.08        PURCH         FULL
6671539465        6/1/2029      4544.9         7/1/1999        650000         649517.60        649517.60        PURCH         FULL
6675092875        6/1/2029      1969.3         7/1/1999        296000         296000.00        295757.37        R/T REFI      FULL
6681321037        6/1/2029     1778.62         7/1/1999        264000         264000.00        263788.88        PURCH         FULL
6686391761        7/1/2029     2123.39         7/1/1999        300000         300000.00        300000.00        PURCH         FULL
6688166039        6/1/2029     4204.72         7/1/1999        632000         632000.00        631481.95        PURCH         FULL
6690927469        6/1/2029     1878.64         7/1/1999        272000         272000.00        271793.03        PURCH         FULL
6695327046        6/1/2029     2560.14         7/1/1999        380000         380000.00        379696.11        PURCH         FULL
6698594816        6/1/2029     2182.97         7/1/1999        320000         320000.00        319750.36        R/T REFI      RAPD
6702616761        6/1/2029     2265.42         7/1/1999        328000         328000.00        327750.41        PURCH         FULL
6703910841        6/1/2029        3973         7/1/1999        582400         582400.00        581945.67        PURCH         FULL
6706665814        6/1/2029     2257.59         7/1/1999        322875         322875.00        322635.38        C/O REFI      FULL
6708811358        6/1/2029     6444.12         7/1/1999        956500         956500.00        955735.10        R/T REFI      FULL
6719453349        6/1/2029     1744.26         7/1/1999        258900         258900.00        258692.96        PURCH         FULL
6721725734        6/1/2029     2196.61         7/1/1999        322000         321748.81        321748.81        R/T REFI      RAPD
6731726862        6/1/2029     2706.55         7/1/1999        412000         412000.00        411653.87        PURCH         FULL
6737859121        6/1/2029     1812.95         7/1/1999        272500         272500.00        272276.63        PURCH         FULL
6744289122        6/1/2029      2263.7         7/1/1999        336000         336000.00        335731.30        PURCH         FULL
6753541751        6/1/2029     1976.72         7/1/1999        286200         286200.00        285982.22        PURCH         FULL
6766769845        6/1/2029     1857.12         7/1/1999        265600         265600.00        265402.88        PURCH         FULL
6767358226        6/1/2029     1863.71         7/1/1999        273200         273200.00        272986.87        PURCH         FULL
6768056621        6/1/2029     2320.67         7/1/1999        336000         336000.00        335744.33        R/T REFI      FULL
6784455583        6/1/2029     2442.91         7/1/1999        362600         362106.45        362106.45        PURCH         FULL
6789555213        6/1/2029     2073.82         7/1/1999        304000         303762.85        303762.85        PURCH         FULL
6792132919        6/1/2029     1916.06         7/1/1999        284400         284172.57        284172.57        PURCH         FULL
6794147469        6/1/2029     2346.69         7/1/1999        344000         344000.00        343731.64        PURCH         FULL
6794621620        6/1/2029     2831.18         7/1/1999        400000         400000.00        399710.49        C/O REFI      FULL
6809672105        6/1/2029     2128.97         7/1/1999        320000         320000.00        319737.70        PURCH         FULL
6819497899        6/1/2029     1802.88         7/1/1999        267600         267386.00        267386.00        PURCH         FULL
6821540595        7/1/2029     2242.07         7/1/1999        337000         337000.00        337000.00        C/O REFI      FULL
6828283900        7/1/2029     1985.37         7/1/1999        280500         280500.00        280500.00        C/O REFI      FULL
6842973254        6/1/2029     2189.59         7/1/1999        325000         325000.00        324740.10        PURCH         FULL
6853223235        6/1/2029     2095.71         7/1/1999        315000         315000.00        314741.79        PURCH         FULL
6855376304        6/1/2029     1746.38         7/1/1999        256000         255800.29        255800.29        C/O REFI      FULL
6857320367        6/1/2029     3035.69         7/1/1999        445000         445000.00        444652.85        PURCH         FULL
6858320481        6/1/2029     3380.85         7/1/1999        528000         528000.00        527534.15        PURCH         FULL
6859647023        6/1/2029     2517.36         7/1/1999        383200         383200.00        382878.06        PURCH         FULL
6887644943        7/1/2029     2073.82         7/1/1999        304000         304000.00        304000.00        R/T REFI      FULL
6888273205        6/1/2029     1885.19         7/1/1999        260000         259821.06        259821.06        PURCH         FULL
6889216187        6/1/2029     1929.84         7/1/1999        276000         276000.00        275795.16        R/T REFI      FULL
6890130948        6/1/2029      2281.2         7/1/1999        334400         334400.00        334139.13        PURCH         FULL
6890700583        6/1/2029     1716.49         7/1/1999        258000         258000.00        257788.51        R/T REFI      FULL
6893357688        6/1/2029      2380.8         7/1/1999        349000         349000.00        348727.74        PURCH         FULL
6899585290        6/1/2029     2874.73         7/1/1999        437600         437232.35        437232.35        PURCH         FULL
6903177175        6/1/2029     3888.41         7/1/1999        570000         570000.00        569555.34        PURCH         FULL
6910469722        6/1/2029     1805.57         7/1/1999        268000         268000.00        267785.68        PURCH         FULL
6916666800        6/1/2029     2694.88         7/1/1999        400000         400000.00        399680.12        PURCH         FULL
6918902765        6/1/2029     2694.88         7/1/1999        400000         400000.00        399680.12        PURCH         FULL
6920840193        6/1/2029     2114.75         7/1/1999        310000         310000.00        309758.17        R/T REFI      FULL
6923775123        6/1/2029     1896.46         7/1/1999        278000         278000.00        277783.12        C/O REFI      FULL
6926500221        7/1/2029     2639.26         7/1/1999        364000         364000.00        364000.00        PURCH         FULL
6927609856        6/1/2029     2395.09         7/1/1999        360000         360000.00        359704.91        PURCH         FULL
6936074167        6/1/2029     1800.95         7/1/1999        264000         263794.05        263794.05        R/T REFI      FULL
6953909659        6/1/2029     2152.54         7/1/1999        319500         319244.49        319244.49        PURCH         FULL
6955545337        6/1/2029     1970.79         7/1/1999        300000         300000.00        299747.96        PURCH         FULL
6959008134        6/1/2029     3839.75         7/1/1999        584500         584500.00        584008.95        PURCH         FULL
6963068249        6/1/2029     2455.84         7/1/1999        360000         359719.16        359719.16        PURCH         FULL
6963419418        7/1/2029     2489.95         7/1/1999        365000         365000.00        365000.00        PURCH         FULL
6966373521        7/1/2029     2728.71         7/1/1999        400000         400000.00        400000.00        PURCH         FULL
6970080070        6/1/2029      2555.5         7/1/1999        370000         370000.00        369718.46        C/O REFI      FULL
6971152191        7/1/2029     1951.09         7/1/1999        289600         289600.00        289600.00        PURCH         FULL
6998329939        6/1/2029     1768.21         7/1/1999        259200         259200.00        258997.79        R/T REFI      FULL
6007001453        6/1/2029     2529.95         7/1/1999        366300         366300.00        366021.27        R/T REFI      FULL
6009191039        6/1/2029        1973         7/1/1999        275400         275400.00        275205.63        PURCH         FULL
6010307590        7/1/2029     3874.73         7/1/1999        582400         582400.00        582400.00        PURCH         FULL
6018042710        6/1/2029     2375.13         7/1/1999        357000         357000.00        356707.37        C/O REFI      FULL
6022995077        6/1/2029     1862.85         7/1/1999        280000         280000.00        279770.48        PURCH         FULL
6027554770        7/1/2029     2707.36         7/1/1999        387200         387200.00        387200.00        PURCH         FULL
6036005103        6/1/2029     3342.67         7/1/1999        490000         490000.00        489617.75        C/O REFI      FULL
6050527867        6/1/2029      1904.1         7/1/1999        279120         278902.25        278902.25        PURCH         FULL
6056354399        6/1/2029        2067         7/1/1999        303000         302900.00        302663.02        R/T REFI      RAPD
6061373301        6/1/2029      2537.7         7/1/1999        372000         372000.00        371709.80        PURCH         FULL
6066254035        6/1/2029      3368.6         7/1/1999        500000         500000.00        499600.15        R/T REFI      FULL
6067262383        6/1/2029     2073.82         7/1/1999        304000         304000.00        303762.85        R/T REFI      FULL
6072608604        6/1/2029     1708.02         7/1/1999        260000         259781.56        259781.56        PURCH         FULL


(continued)

LOAN#                APPRAISAL     RTERM    CLTV
-----                ---------     -----    ----
6074012748             390000      359      74.3
6101837687             385000      359      79.9
6116705994             850000      360      44.7
6136679211             780000      359      79.9
6138171266             342000      359      78.5
6141720059             629000      359      71.5
6154413154             355000      359      79.9
6165660066             500000      360      73.0
6169515092             900000      360      72.2
6175299962             625000      359      79.9
6175567517             550000      360      54.5
6177545768             563000      359      79.9
6182559069             323000      359      79.9
6185637045             505000      359      79.9
6202525710             440000      359      79.9
6212273244             690000      359      43.8
6227892798             751000      359      79.9
6229274391             415000      359      79.9
6236811615             444000      359      74.9
6257819943             320000      360      95.0
6259083498             354000      360      80.0
6259228028             360000      360      80.0
6266813382             665000      359      62.4
6279277229             500000      360      67.6
6279403353             380000      359      79.9
6286394199             500000      359      79.9
6297319391             450000      360      57.2
6300664189             414000      359      79.9
6301248065             458000      359      65.4
6305066901             565000      359      79.9
6306541720             511000      359      78.2
6313140011             570000      359      61.7
6316974283             640000      359      79.9
6327734593             680000      359      44.1
6334259915             405000      359      79.0
6356620465             405000      359      89.9
6383129589             503000      359      78.4
6390630306             357000      359      89.9
6394775578             580000      359      62.0
6395906669             298000      359      94.9
6404066778             418000      359      72.9
6405442358             385000      359      72.7
6410315755             450000      359      72.2
6424374277             735000      360      60.4
6436317348             400000      359      67.5
6437865493             590000      360      56.4
6442518889             359000      359      79.9
6447594349             285000      359      89.9
6456109153             750000      359      79.9
6481170915             515000      360      80.0
6481703269             530000      359      71.4
6485564022             910000      359      44.5
6487304716             370000      359      79.9
6498436671             945000      359      42.7
6504123669             293000      359      89.9
6533038268            1000000      359      64.9
6542336596             830000      359      48.4
6555374393             365000      359      79.9
6566472970             333000      359      79.9
6570849684             525000      359      72.3
6571071171             390000      359      79.9
6572730023             295000      359      89.9
6580722798             480000      359      79.1
6599925101             331000      359      94.9
6608596968             495000      359      64.6
6626146721             335000      359      79.9
6636370402             412500      359      79.9
6637960078             332000      359      89.9
6659459017             277000      359      92.2
6671539465            1085000      359      59.9
6675092875             370000      359      79.9
6681321037             330000      359      79.9
6686391761             455000      360      65.9
6688166039             790000      359      79.9
6690927469             350000      359      79.9
6695327046             480000      359      79.9
6698594816             450000      359      71.1
6702616761             450000      359      79.9
6703910841             728000      359      79.9
6706665814             455000      359      70.9
6708811358            1380000      359      69.3
6719453349             288000      359      89.8
6721725734             680000      359      47.3
6731726862             515000      359      79.9
6737859121             354000      359      76.9
6744289122             420000      359      79.9
6753541751             345000      359      89.9
6766769845             296000      359      89.9
6767358226             347000      359      79.9
6768056621             620000      359      54.2
6784455583             453500      359      79.9
6789555213             380000      359      79.9
6792132919             379200      359      74.9
6794147469             430000      359      79.9
6794621620             585000      359      68.3
6809672105             400000      359      79.9
6819497899             334500      359      79.9
6821540595             495000      360      68.1
6828283900             374000      360      75.0
6842973254             415000      359      78.3
6853223235             570000      359      59.4
6855376304             415000      359      61.6
6857320367             695000      359      64.0
6858320481             660000      359      79.9
6859647023             479000      359      79.9
6887644943             380000      360      80.0
6888273205             325000      359      79.9
6889216187             345000      359      79.9
6890130948             418000      359      79.9
6890700583             415000      359      62.1
6893357688             449000      359      77.7
6899585290             547000      359      79.9
6903177175             712500      359      79.9
6910469722             335000      359      79.9
6916666800             505000      359      79.1
6918902765             650000      359      61.5
6920840193             485000      359      63.9
6923775123             400000      359      69.4
6926500221             455000      360      80.0
6927609856             400000      359      89.9
6936074167             330000      359      79.9
6953909659             399500      359      79.9
6955545337             640000      359      46.9
6959008134             835000      359      69.9
6963068249             527000      359      68.3
6963419418             585000      360      62.4
6966373521             580000      360      69.0
6970080070             505000      359      73.2
6971152191             365000      360      80.0
6998329939             324000      359      79.9
6007001453             570000      359      64.2
6009191039             325000      359      84.7
6010307590             728000      360      80.0
6018042710             550000      359      64.9
6022995077             353000      359      79.9
6027554770             484000      360      80.0
6036005103             655000      359      74.8
6050527867             360000      359      79.9
6056354399             455000      359      66.5
6061373301             465000      359      79.9
6066254035             770000      359      64.9
6067262383             380000      359      79.9
6072608604             325000      359      79.9


 Total Loans                                                       143
 Sched UPB                                              $51,177,297.81
 WAC                                                            7.2324
 WAM                                                             359.2
 WOLTV                                                            74.1

                                  EXHIBIT E

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

 1.____Mortgage Paid in Full

 2.____Foreclosure

 3.____Substitution

 4.____Other Liquidation

 5.    Nonliquidation                      Reason: ___________________

                                    By:
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:
                                    Address:


                                    Date:

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature   Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian   Date

                                  EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                    [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as
Servicer, and The Bank of New York, as Trustee.


                               [---------------],

                              By:
                              Name:
                              Title:

                                 EXHIBIT G-1

                        FORM OF TRANSFEROR CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-8, Class ___, having an initial aggregate Certificate Balance as of July 27, 1999 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1.  The   Transferor   is  the  lawful  owner  of  the   Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                Very truly yours,

                                 ---------------------------------------------
                                  (Transferor)

                                    By:
                                    Name:
                                    Title:

                                 EXHIBIT G-2A

                       FORM I OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-8, Class ___, having an initial aggregate Certificate Balance as of July 27, 1999 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information  regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the
      Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                Very truly yours,

                                ----------------------------------------------
                                  (Transferor)

                                    By:
                                    Name:
                                    Title:

                            Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

------------------------------------------------------------------------------
                                    (Nominee)

                                    By:
                                    Name:
                                    Title:

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings  and  Loan.  The  Transferee  (a)  is  a  savings  and  loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The  Transferee is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes                  No  Transferred   Certificates   only  for  the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                    Name:
                                    Title:
                                    Date:

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes                  No  Transferred   Certificates   only  for  the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                    Name:
                                    Title:

                                 IF AN ADVISER:

                                  --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                    Date:

                                 EXHIBIT G-2B

                      FORM II OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-8, Class ___, having an initial aggregate Certificate Principal Balance as of July 27, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[_________________________________]   (the   "Transferee")   of  the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                Very truly yours,

                                ----------------------------------------------
                                  (Transferee)

                                    By:
                                    Name:
                                    Title:
                                    Date:

                            Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                   -------------------------------------------
                                    (Nominee)

                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-8, Class ___, having an initial aggregate Certificate Principal Balance as of July 27, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[________________________________]   (the   "Transferee")   of   the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 27, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                Very truly yours,

                                ----------------------------------------------
                                  (Transferee)

                                    By:
                                    Name:
                                    Title:
                                    Date:

                                  EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATES PURSUANT TO SECTION 6.02

                  Bank of America Mortgage Securities, Inc.
                     Mortgage Pass-Through Certificates,
                                Series 1999-8

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated July 27, 1999, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Class A-R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Class A-R Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Class A-R Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Class A-R Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Class A-R Certificate or cause the Class A-R Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificate.

      9.    The    Transferee's    taxpayer     identification    number    is
------------------------.

      10.  The  Transferee  is  a  U.S.   Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Class A-R Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Class A-R Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                    Print Name of Transferee

                                    By:
                                      Name:
                                     Title:

      Personally       appeared       before      me      the      above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed    and    sworn    before    me    this    _____    day    of
-----------------------, ----







                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of


                                    --------------, ----

                                  EXHIBIT J

                   CONTENTS OF EACH SERVICER MORTGAGE FILE

1. Copies of Mortgage Loans Documents.

2. Residential loan application.

3. Mortgage Loan closing statement.

4. Verification of employment and income, if required.

5. Verification of acceptable  evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7. Residential appraisal report.

8. Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11. Copies of all required disclosure statements.

12.  If  applicable,   termite  report,   structural  engineer's  report,  water
potability and septic certification.

13. Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                  EXHIBIT K

           FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ______________, among NationsBanc Mortgage Corporation, Bank of America, FSB, Bank of America, N.A. (each a "Servicer," and together, the "Servicers") and ______________________ (the "Purchaser").

                            PRELIMINARY STATEMENT

      _________________ is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicers, and The Bank of New York, as Trustee.

      ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that each Servicer will engage in certain special servicing procedures relating to foreclosures of the Mortgage Loans serviced by such Servicer for the benefit of the Purchaser, and that the Purchaser will deposit funds in one or more collateral funds to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicers and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Servicers and the Purchaser:
ARTICLE I

                                 DEFINITIONS

            Section 1.01      Defined Terms

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Collateral  Fund:  Any  fund  established  and  maintained  pursuant  to
Section 3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the related Servicer, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the related
Servicer, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least F-1 by Fitch IBCA, Inc. ("Fitch") or
(vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the related Servicer) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Fitch or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent  appraiser  (which  shall  not be an  affiliate  of  the  Purchaser)
acceptable to the Servicer servicing such Mortgage Loan as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on such Servicer's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Monthly   Advances:   Principal  and  interest  advances  and  servicing
advances including costs and expenses of foreclosure.

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

            Section 1.02      Definitions Incorporated By Reference

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                  ARTICLE II

                         SPECIAL SERVICING PROCEDURES

            Section 2.01      Reports and Notices
(a)   Section 2.02      Purchaser's Election to Delay Foreclosure Proceedings

            Purchaser's Election to Commence Foreclosure Proceedings
(a)   Collateral Funds

            Section 3.02      Collateral Fund Permitted Investments.

            Section 3.03      Grant of Security Interest
Amendment

            Section 4.02      Counterparts

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1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities